united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Ultimus Fund Solutions LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/22

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

April 30, 2022

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

Dunham Corporate/Government Bond Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Dunham Small Cap Growth Fund

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Dunham International Stock Fund

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Dunham Long/Short Credit Fund

Dunham Monthly Distribution Fund

Dunham Real Estate Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders:

The silver lining to volatile markets is that new opportunities may be presented. These are most common when sell-offs are broad and appear to ignore fundamental valuations. The current prominent issues, such as high inflation and Russia’s invasion of Ukraine, have placed additional pressures on both equity and fixed income markets. Although fixed income markets, particularly bonds with high credit quality, have historically served as a buoy in portfolios during larger equity declines, rising interest rates in response to high inflation in the U.S. have driven bond values lower – in some cases representing even greater declines than equities.

At the start of the fiscal year, inflation1 was already running well-above the Fed’s target rate, hitting 6.2 percent year-over-year through October 2021. When excluding food and energy, the number was lower (but still high) at 4.6 percent year-over-year. The reading at the end of April was substantially higher, reaching 8.5 percent and when excluding food and energy it was at 6.2 percent. Raising interest rates generally takes time to have an impact on inflation, which means that these substantial average price increases will continue to impact consumers, companies, etc. and affect spending habits, production, etc. many of which will have long-term repercussions. We anticipate that the Fed’s discussion of how aggressive to increase rates will be balanced with what it believes our economy can withstand.

We have been clear in our concern of how rising interest rates could have significant adverse effects on fixed income securities, as the 10-year U.S. Treasury2 declined 10.3 percent since the start of this fiscal year and the 20-year U.S. Treasury3 plummeted 16.3 percent. While the magnitude of these negative returns may not come as a surprise given their longer maturities, the 7.1 percent decline in the 5-year U.S. Treasury4 over the past six-month period may be a bit more jarring. This intermediate-term maturity is more aligned with the average intermediate-term corporate bond and as this segment of the yield curve lurched upwards (sending prices spiraling downward), the average investment grade corporate bond5 lost 12.4 percent. This decline was even worse than the 11.6 percent decline experienced by global equities6 over the same time period. Therefore, we remain encouraged about the potential prospects of the other Dunham Fund choices we make available to each of you within the fixed income space. We believe that other fixed income asset classes and strategies that have less interest rate sensitivity may be an important consideration, especially since we believe that we are in the early stages of the interest rate hiking cycle and monetary tightening.

We have continued to receive questions from many of you about our views on the various major (and minor) themes present today. In our responses, the core tenet we have not deviated from is that we believe it is crucial to maintain diversification and to remain disciplined and methodical, especially when many other investors are not. I continue to personally invest alongside you, and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

April 30, 2022

1	As measured by the US Consumer Price Index Urban Consumers NSA

2	As measured by the ICE BofA Current 10-Year US Treasury Index

3	As measured by the ICE BofA Current 20-Year US Treasury Index

4	As measured by the ICE BofA Current 5-Year US Treasury Index

5	As measured by the ICE BofA U.S. Corporate Index

6	As measured by the MSCI All Country World Index NR

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Global bond markets largely sold off over the first half of the fiscal year which ended April 30, 2022, as hawkish tones from the Federal Reserve (Fed) and other central banks rattled markets prices for treasury bonds, corporate bonds, and municipal debt have slumped this year in response to the Fed’s moves to raise interest rates in an effort to rein in inflation. The Bloomberg U.S. Aggregate Bond Index, which is largely U.S. Treasurys, investment grade corporate bonds, and mortgage- backed securities, declined 9.5 percent this fiscal period. Rising yields are often associated with a strengthening economy because faster growth and a tighter labor market can lead central banks to crack down on inflation. In this case, the labor market is particularly tight, and inflation is running at its fastest pace in decades, prompting the Fed to signal a rapid series of interest-rate increases and sparking a steep climb in yields that has sent shock waves through markets. Investors are unlikely to get much relief until inflation concerns abate, a wild card when Covid-19 outbreaks in Asia are pressuring global supply chains and the war in Ukraine is driving up commodity prices. The 10-year U.S. Treasury yield spiked to a high of 2.93 percent in late April 2022, a level not seen in over three years, to close the fiscal half. Following the increase in the 10- year U.S. Treasury yield, longer-dated investment-grade corporate and government bonds sold off. In the U.S., investment-grade corporate bonds and U.S. government bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 9.5 percent over the fiscal half. Overseas, bonds fared worse, with the Bloomberg Global Aggregate ex-US Bond Index, down 10.8 percent. Fixed income asset classes with less interest rate sensitivity, such as high-yield bonds, performed better than their investment-grade counterparts, however, still finished in negative territory. U.S. high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, dropped 5.4 percent. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, outperformed its index counterparts significantly, falling 0.3 percent over the fiscal half.

Allocation Review

Almost half of U.S. investment- grade bonds in the benchmark index are represented by Treasury and government agency bonds. Therefore, much of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform, and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. Over the fiscal half, U.S. government bonds, which make up about 39 percent of the benchmark, fell 8.3 percent and was the worst performing asset class. The higher duration exposure within the U.S. government bonds sector minimized any gains. The next largest weighting in the benchmark index was investment-grade corporate bonds, representing 25.0 percent. The Sub-Adviser’s underweight position to investment-grade corporate bonds at about 22 percent, coupled with superior security selection, contributed to Fund performance. Securitized debt, which is primarily comprised of commercial and residential mortgage-backed securities, was the top contributor to Fund performance. The Fund’s overweight allocation and strong security selection within securitized debt added to relative performance. Leveraged loans, which are not represented in the benchmark index, fell only 0.7 percent over the fiscal half, it was the Fund’s best performing asset class. The Fund’s 10.1 percent allocation to leveraged loans proved beneficial in a rising rate environment. Within the high- yield asset class of the Fund, corporate high-yield bonds fell 10.1 percent, while emerging markets high-yield bonds dropped 10.3 percent. Given, their minimal allocation within the benchmark, the Fund’s overweight allocation was a drag on performance.

Holdings Insights

The largest contributor to Fund performance over the fiscal half was a high-yield bond, Tenneco, Inc. 5.125% Due 4/15/2029 (880349AT2) (holding weight*: 0.19 percent). Tenneco is an American automotive components original equipment manufacturer and an aftermarket ride control and emissions products manufacturer. Tenneco performed well on news it entered into an agreement to be acquired by the Apollo Funds (APO) (not held) at an enterprise value of $7.1 billion. The purchase price of $20 per share was a 100 percent premium over the company’s share price at the time this was announced. The next largest contributor over the fiscal half came from within the investment-grade corporate bond sector, Citrix Systems, Inc. 3.3% Due 3/1/2030 (177376AF7) (holding weight*: 0.37 percent). Citrix Systems, Inc. is an American multinational cloud computing and virtualization technology company that provides server, application, and desktop virtualization, networking, software as a service, and cloud computing technologies. Citrix is being acquired by a strategic investor and therefore the Sub-Adviser could exercise their change of control option which entitles the Sub-Adviser to 101% of par. Despite interest rate volatility, these bonds should remain close to par. Within the emerging markets high-yield bonds, the Government of Oman 7.375% Due 10/28/2032 (68205LAE3) (holding weight*: 0.31 percent), contributed meaningfully to Fund performance. Oman is a country in Western Asia that is dependent on oil exports. Oman bond prices have been supported by the move higher in oil prices, which are now at levels where the fiscal and current account begin to generate material surpluses thus reducing the governments need to borrow and put the sovereign credit outlook on a positive arc.

The largest detractor to Fund performance over the fiscal year was an investment- grade corporate bond, Boeing Company 5.93% Due 5/01/2060 (097023CX) (holding weight*: 0.15 percent) . Boeing Company designs, manufacturers, and sells airplanes, rotorcraft, rockets, satellites, telecommunications equipment, and missiles worldwide. Boeing Company’s price movement has largely been driven by the 2060 maturity and in addition to first half earnings coming in below expectations due to cost overruns and program delays. Another detractor over the fiscal half was Ford Motor Company 4.75% Due 1/15/2043 (345370CQ1) (holding weight*: 0.07 percent). Ford Motor Company is an American automobile manufacturer and seller. The Ford bond sold off as its high duration was impacted by the rise in interest rates. It has been a tough environment for Autos, but recent results have been relatively solid. Another detractor over the fiscal half came from within the high - yield bond sector, Coinbase Global, Inc. 3.63% Due 10/1/2031 (19260QAD9) (holding weight*: 0.17 percent). Coinbase Global is a provider of financial infrastructure and technology for cryptocurrency markets. Competition has increased and same data suggests Coinbase is losing market share and may result in higher future marketing spending. Valuation is dependent on transactions, market share, and commissions, all of which have a wide variation in forecasts. Falling valuations in the technology sector have also weighed on the equity which impacts the bond price.

Sub-Adviser Outlook

The Sub-Adviser believes that the backdrop for fixed income may remain positive as the market continues to acclimate to the ebbs and flows of COVID, while broadening the dissemination and accessibility of vaccines. Developments in COVID variants could be worth monitoring as well, as the numerous COVID variants continue to disrupt multiple industries, including logistics. Persistent COVID cases have led to bottlenecks in the supply chain, resulting in rising input costs and extended delivery times, with some deliveries taking months to complete. Investors will look for clarity regarding the various supply chain bottlenecks from central banks, governments, and other industry leaders. The Sub-Adviser believes issuer selection and allocation will be imperative moving forward, as spreads appear to be tight across most fixed income asset classes.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(7.87)%	(6.78)%	1.32%	1.84%
Class A with load of 4.50%	(12.09)%	(11.54)%	0.14%	1.13%
Class A without load	(7.93)%	(7.02)%	1.07%	1.59%
Class C	(8.14)%	(7.46)%	0.58%	1.08%
Bloomberg US Aggregate Bond Index	(9.47)%	(8.51)%	1.20%	1.73%
Morningstar Intermediate Core Plus Bond Category	(9.12)%	(8.17)%	1.52%	2.21%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed- rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.25% for Class N, 2.00% for Class C and 1.50% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0%
	AUTO LOAN — 6.6%
170,000	American Credit Acceptance Receivables Trust (a)		1.7700	12/14/26	$164,657
280,000	American Credit Acceptance Receivables Trust (a)		0.9700	07/13/27	272,476
220,000	American Credit Acceptance Receivables Trust (a)		2.4600	03/13/28	205,810
230,000	AmeriCredit Automobile Receivables Trust		1.0600	08/18/26	220,349
135,000	Americredit Automobile Receivables Trust 2018-1 D		3.8200	03/18/24	135,978
125,000	Avis Budget Rental Car Funding AESOP, LLC (a)		3.0700	09/20/23	125,257
155,000	Avis Budget Rental Car Funding AESOP, LLC (a)		2.3600	03/20/26	149,501
140,000	Carmax Auto Owner Trust 2019-1		3.7400	01/15/25	140,617
160,507	Carvana Auto Receivables Trust 2019-3 (a)		2.7100	10/15/24	160,650
175,000	Carvana Auto Receivables Trust 2019-3A Class D (a)		3.0400	04/15/25	174,815
241,644	Carvana Auto Receivables Trust 2021-N1		1.3000	01/10/28	236,914
280,000	Carvana Auto Receivables Trust 2021-N2		1.0700	03/10/28	272,238
225,000	Carvana Auto Receivables Trust 2021-P3		1.4200	08/10/27	209,946
225,000	CPS Auto Receivables Trust 2019-D (a)		3.8600	10/15/25	222,978
138,524	Credito Real USA Auto Receivables Trust 2021-1 A (a)		1.3500	02/16/27	135,841
55,823	Drive Auto Receivables Trust 2019-4		2.5100	11/17/25	55,877
107,418	First Investors Auto Owner Trust 2019-1 (a)		3.2600	03/17/25	107,772
180,000	Flagship Credit Auto Trust 2020-4 20-4 C (a)		1.2800	02/16/27	174,642
180,000	Foursight Capital Automobile Receivables Trust (a)		2.1500	05/17/27	171,065
205,000	Prestige Auto Receivables Trust 2020-1 (a)		1.3100	11/16/26	202,866
275,000	Santander Drive Auto Receivables Trust 2021-3		0.9500	09/15/27	268,417
275,000	United Auto Credit Securitization Trust (a)		0.8400	06/10/26	270,825
14,857	United Auto Credit Securitization Trust 2020-1 C (a)		2.1500	02/10/25	14,859
103,446	Veros Automobile Receivables Trust 2020-1 B (a)		2.1900	06/16/25	103,407
170,000	Westlake Automobile Receivables Trust 2020-3 (a)		1.2400	11/17/25	166,597
345,000	Westlake Automobile Receivables Trust 2022-1 (a)		2.7500	03/15/27	338,490
					4,702,844
	COLLATERALIZED MORTGAGE OBLIGATIONS—9.4%
154,793	AJAX Mortgage Loan Trust (a),(b)		1.0650	09/25/65	142,631
157,921	Angel Oak Mortgage Trust 2020-R1 (a),(b)		1.2470	12/26/24	154,930
80,702	Angel Oak Mortgage Trust 2021-8 (a),(b)		1.8200	11/25/66	75,067
142,230	Arroyo Mortgage Trust 2019-1 2019-1 Class A1 (a),(b)		3.8050	01/25/49	139,088
56,167	Arroyo Mortgage Trust 2019-2 2019-2 Class A1 (a),(b)		3.3470	04/25/49	55,345
18,098	Banc of America Funding 2005-1 Trust		5.5000	02/25/35	17,729

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.4% (Continued)
105,942	Bunker Hill Loan Depositary Trust 2019-2 (a),(c)		2.8790	07/25/49	$104,285
135,000	CAFL 2021-RTL1 Issuer, LLC (a),(c)		2.2390	03/26/29	126,305
43,123	Chase Mortgage Finance Corporation (a),(b)		3.7500	02/25/44	41,937
57,801	Chase Mortgage Finance Corporation (a),(b)		3.7500	04/25/45	56,133
148,701	CIM Trust (a),(c)		2.8160	10/25/61	141,732
148,971	COLT 2020-RPL1 Trust (a),(b)		1.3900	01/25/65	139,230
93,802	COLT Funding, LLC (a),(b)		1.0510	12/25/64	91,222
31,482	CSMC 2020-NQM1 Trust (a),(c)		1.2080	05/25/65	30,393
169,687	CSMC 2020-RPL4 Trust (a),(b)		2.0000	01/25/60	162,265
83,189	CSMC 2021-NQM1 (a),(b)		0.8090	05/25/65	80,926
34,328	Deephaven Residential Mortgage Trust 2020-2 (a)		1.6920	05/25/65	34,312
26,883	Ellington Financial Mortgage Trust 2019-2 (a),(b)		3.0460	11/25/59	26,338
26,991	Flagstar Mortgage Trust 2017-1 (a),(b)		3.5000	03/25/47	25,977
13,543	Galton Funding Mortgage Trust 2017-1 (a),(b)		3.5000	11/25/57	13,118
92,722	GS Mortgage-Backed Securities Trust 2020-NQM1 (a),(b)		2.3520	09/27/60	90,880
57,075	JP Morgan Mortgage Trust 2017-5 (a),(b)		3.0500	12/15/47	57,082
220,000	LHOME Mortgage Trust 2021-RTL1 (a),(b)		2.0900	09/25/26	212,175
100,000	METLIFE S.E.CURITIZATION TRUST (a),(b)		3.4500	04/25/55	95,848
50,100	METLIFE S.E.CURITIZATION TRUST 2019-1 (a),(b)		3.7500	04/25/58	50,204
277,084	MFA 2021-NQM1 Trust (a),(b)		1.1530	04/25/65	265,520
199,632	Mill City Mortgage Loan Trust 2019-1 (a),(b)		3.5000	10/25/69	187,628
170,000	New Residential Mortgage Loan Trust (a)		4.3360	12/25/26	169,665
69,099	New Residential Mortgage Loan Trust (a),(b)		0.9410	09/25/58	67,322
186,827	New Residential Mortgage Loan Trust 2014-3 (a),(b)		3.7500	11/25/54	183,725
173,675	New Residential Mortgage Loan Trust 2016-3 (a),(b)		4.0000	09/25/56	169,025
47,438	New Residential Mortgage Loan Trust 2016-4 (a),(b)		3.7500	11/25/56	46,382
382,084	New Residential Mortgage Loan Trust 2017-2 (a),(b)		4.0000	03/25/57	376,224
101,659	New Residential Mortgage Loan Trust 2018-1 (a),(b)		4.0000	12/25/57	99,914
215,000	New Residential Mortgage Loan Trust 2019-RPL2 (a),(b)		3.7500	02/25/59	206,106
478,325	New Residential Mortgage Loan Trust 2020-1 (a),(b)		3.5000	10/25/59	464,451
20,583	OBX 2019-INV1 Trust (a),(b)		4.5000	11/25/48	20,446
102,583	Onslow Bay Mortgage Loan Trust (a)		1.9570	08/25/61	94,859
135,000	Palisades Mortgage Loan Trust 2021-RTL1 (a),(c)		2.8570	06/25/26	134,241
214,769	PRET 2021-RN3, LLC (a),(c)		1.8430	09/25/51	204,386

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.4% (Continued)
35,077	Provident Funding Mortgage Loan Trust 2019-1 A2 (a),(b)		3.0000	12/25/49	$33,559
213,595	PRPM 2021-2, LLC (a),(b)		2.1150	03/25/26	206,427
68,277	RCKT Mortgage Trust 2020-1 (a),(b)		3.0000	02/25/50	65,381
133,617	RCO VI Mortgage, LLC 2022-1 (a),(c)		3.0000	01/25/27	129,017
149,011	RCO VII Mortgage, LLC 2021-2 (a),(c)		2.1160	09/25/26	143,758
20,935	Residential Mortgage Loan Trust 2019-2 (a),(b)		2.9130	05/25/59	20,895
110,878	Residential Mortgage Loan Trust 2020-1 (a),(b)		2.3760	02/25/24	109,407
225,000	ROC Securities Trust 2013-1 (a),(b)		2.4870	08/25/26	219,511
188,429	SG Residential Mortgage Trust 2021-1 (a),(b)		1.5600	07/25/61	176,960
44,342	Starwood Mortgage Residential Trust 2020-1 (a),(b)		2.2750	02/25/50	44,132
4,178	Starwood Mortgage Residential Trust 2020-2 (a),(b)		2.7180	04/25/60	4,178
32,642	Starwood Mortgage Residential Trust 2020-3 (a),(b)		1.4860	04/25/65	32,117
365,000	Towd Point Mortgage Trust 2021-1 (a),(b)		2.7500	11/25/61	328,249
100,000	Verus Securitization Trust 2019-4 (a),(b)		3.2070	11/25/59	99,554
73,418	Verus Securitization Trust 2019-INV2 (a),(b)		2.9130	07/25/59	73,501
32,732	Verus Securitization Trust 2020-1 (a),(c)		2.4170	01/25/60	32,444
57,797	Verus Securitization Trust 2021-2 (a),(b)		1.0310	02/25/66	54,666
31,416	Wells Fargo Mortgage Backed Securities 2020-4 (a),(b)		3.0000	07/25/50	29,959
					6,658,761
	CREDIT CARD — 0.6%
410,000	Genesis Sales Finance Master Trust (a)		1.6500	09/22/25	405,252

	NON AGENCY CMBS — 2.2%
173,968	Angel Oak SB Commercial Mortgage Trust 2020-SBC1 (a),(b)		2.0680	05/25/50	169,136
90,000	BPR Trust (a),(d)	US0001M + 1.250%	1.8040	02/15/29	89,386
130,000	BX Trust 2019-OC11 2019-OC11 D (a),(b)		4.0750	12/09/41	116,772
233,297	CHC Commercial Mortgage Trust 2019 - CHC (a),(d)	US0001M + 1.120%	1.6740	06/15/34	229,727
119,479	Citigroup Commercial Mortgage Trust 2015-GC27		2.8780	02/10/48	116,634
305,000	GCT Commercial Mortgage Trust 2021-GCT (a),(d)	US0001M + 0.800%	1.3540	02/15/23	299,754
135,000	GS Mortgage Securities Trust 2020-GC45 (b)		3.1730	02/13/53	127,283
185,000	Hilton USA Trust 2016-SFP (a)		3.3230	11/05/35	182,026
179,398	Onslow Bay Mortgage Loan Trust (a),(b)		1.1010	05/25/61	167,627
62,000	WFRBS Commercial Mortgage Trust 2014-C24		3.9310	11/15/47	61,197
					1,559,542

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0% (Continued)
	OTHER ABS — 9.2%
230,000	American Homes 4 Rent 2014-SFR2 Trust (a)		4.7050	10/17/36	$231,455
220,000	American Homes 4 Rent 2015-SFR2 Trust (a)		4.6910	10/17/45	222,194
175,000	AMSR 2020-SFR1 Trust (a)		2.1200	04/17/37	162,976
250,000	AMSR 2020-SFR2 Trust (a)		2.5330	07/17/37	233,630
100,000	AMSR 2020-SFR2 Trust (a)		3.2820	07/17/37	94,461
136,489	Aqua Finance Trust 2019-A (a)		3.1400	07/16/40	134,224
275,000	Aqua Finance Trust 2019-A (a)		4.0100	07/16/40	267,237
270,000	Aqua Finance Trust 2020-A (a)		2.7900	07/17/46	256,772
100,000	CCG Receivables Trust 2019-2 (a)		2.5500	03/15/27	99,620
220,000	CCG Receivables Trust 2021-1 (a)		0.8400	06/14/27	207,556
105,858	CF Hippolyta, LLC (a)		1.6900	07/15/60	98,345
8,391	Consumer Loan Underlying Bond CLUB Credit Trust (a)		2.9200	03/15/28	8,394
118,943	CoreVest American Finance 2018-2 Trust (a)		4.0260	11/15/52	118,583
100,000	Corevest American Finance 2019-3 Trust (a)		3.2650	10/15/52	88,281
108,693	Corevest American Finance 2020-1 Trust 2020-1 A1 (a)		1.8320	03/15/50	102,467
203,761	Corevest American Finance 2020-4 Trust (a)		1.1740	12/15/52	185,469
240,000	Dext A.B.S 2020-1, LLC (a)		1.9200	11/15/27	233,628
285,000	FirstKey Homes 2020-SFR1 Trust (a)		2.1890	08/17/28	252,431
375,000	FirstKey Homes 2020-SFR2 Trust (a)		1.5670	10/19/37	342,756
38,054	Foundation Finance Trust 2019-1 (a)		3.8600	11/15/34	38,006
121,456	HIN Timeshare Trust 2020-A C 20-A (a)		3.4200	10/09/39	117,478
129,675	Jersey Mike’s Funding (a)		4.4330	02/15/50	126,126
5,685	LL A.B.S Trust 2020-1 2020-1A A (a)		2.3300	07/15/22	5,686
85,006	MVW 2020-1, LLC (a)		1.7400	10/20/37	81,302
18,043	MVW Owner Trust 2016-1 (a)		2.2500	12/20/33	18,061
157	Octane Receivables Trust 2019-1 2019-1A A (a)		3.1600	09/20/23	157
59,939	Octane Receivables Trust 2020-1 2020-1A A (a)		1.7100	02/20/25	59,594
255,000	Oportun Funding 2022-1, LLC (a)		3.2500	06/15/29	253,824
57,802	Orange Lake Timeshare Trust 2019-A (a)		3.3600	04/09/38	56,391
550,000	Progress Residential 2020-SFR2 Trust (a)		5.1150	06/17/37	546,991
201,000	Progress Residential 2021-SFR1 (a)		1.5550	04/17/38	179,493
265,000	Progress Residential 2021-SFR3 (a)		2.2880	05/17/26	235,986
220,000	Progress Residential Trust (a)		2.1970	04/19/38	197,795
275,000	Purchasing Power Funding 2021-A, LLC 2021-A A (a)		1.5700	10/15/25	265,630

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0% (Continued)
	OTHER ABS — 9.2%
265,000	Regional Management Issuance Trust 2021-1 (a)		1.6800	03/17/31	$250,883
77,149	Sierra Timeshare 2020-2 Receivables Funding, LLC (a)		2.3200	07/20/37	75,028
85,725	Taco Bell Funding, LLC 2016-1A Class A23 (a)		4.9700	05/25/46	87,012
165,000	Tricon American Homes 2019-SFR1 Trust (a)		3.1490	03/17/38	156,411
200,000	Tricon American Homes 2020-SFR2 Trust (a)		2.2810	11/17/27	170,423
160,000	Tricon Residential 2021-SFR1 Trust (a)		2.2440	07/17/38	145,345
122,009	VSE 2016-A VOI Mortgage, LLC (a)		2.5400	07/20/33	120,170
					6,528,271
	RESIDENTIAL MORTGAGE — 4.9%
98,447	Ajax Mortgage Loan Trust 2019-D (a),(c)		2.9560	09/25/65	98,598
100,000	Bayview Opportunity Master Fund IVa Trust (a),(b)		4.0000	06/28/57	95,877
22,260	Bayview Opportunity Master Fund IVa Trust 2017-RT1 (a),(b)		3.0000	03/28/57	21,935
100,000	Mill City Mortgage Loan Trust 2017-1 2017-1 M2 (a),(b)		3.2500	11/25/58	98,496
180,691	Pretium Mortgage Credit Partners, LLC (a),(c)		2.2390	09/27/60	173,644
345,000	Towd Point Mortgage Trust 2016-3 (a),(b)		3.5000	04/25/56	344,923
135,000	Towd Point Mortgage Trust 2016-4 (a),(b)		3.8000	07/25/56	132,202
115,000	Towd Point Mortgage Trust 2017-1 (a),(b)		3.7500	10/25/56	112,749
460,000	Towd Point Mortgage Trust 2017-4 (a),(b)		3.0000	06/25/57	437,941
111,213	Towd Point Mortgage Trust 2018-4 Class A1 (a),(b)		3.0000	06/25/58	108,416
300,000	Towd Point Mortgage Trust 2018-6 (a),(b)		3.7500	03/25/58	293,201
140,000	Towd Point Mortgage Trust 2018-6 (a),(b)		3.7500	03/25/58	138,544
255,000	Towd Point Mortgage Trust 2019-2 (a),(b)		3.7500	12/25/58	246,995
235,000	Towd Point Mortgage Trust 2019-4 (a),(b)		3.2500	10/25/59	222,785
100,000	Towd Point Mortgage Trust 2020-1 (a),(b)		3.5000	01/25/60	92,597
190,698	VCAT 2021-NPL1, LLC (a),(c)		2.2890	12/26/50	185,365
130,000	VCAT 2021-NPL1, LLC (a),(c)		4.8260	12/26/50	124,693
68,090	VCAT 2021-NPL2, LLC (a),(c)		2.1150	03/27/51	65,830
112,869	VCAT Asset Securitization, LLC (a),(c)		1.7430	05/25/51	107,339
80,331	VOLT C, LLC (a),(c)		1.9920	05/25/51	76,994
90,667	VOLT CVI, LLC (a),(c)		2.7340	12/26/51	86,271
178,251	VOLT XCII, LLC (a),(c)		1.8920	02/27/51	172,350
					3,437,745
	STUDENT LOANS — 0.1%
83,917	Commonbond Student Loan Trust 2020-1 (a)		1.6900	10/25/51	75,779

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 33.0% (Continued)
	TOTAL ASSET BACKED SECURITIES (Cost $24,598,481)				$23,368,194

	CORPORATE BONDS — 30.7%
	AEROSPACE & DEFENSE — 0.6%
108,000	Boeing Company (The)		5.9300	05/01/60	107,461
236,000	Huntington Ingalls Industries, Inc. (a)		2.0430	08/16/28	206,845
75,000	Spirit AeroSystems, Inc. (a)		5.5000	01/15/25	74,887
80,000	TransDigm, Inc.		5.5000	11/15/27	73,462
					462,655
	ASSET MANAGEMENT — 1.7%
190,000	Ares Finance Co LLC (a)		4.0000	10/08/24	189,755
92,000	Blackstone Private Credit Fund (a)		2.6250	12/15/26	80,831
125,000	Blue Owl Finance, LLC (a)		3.1250	06/10/31	100,423
245,000	Charles Schwab Corporation (The) (b)	H15T10Y + 3.079%	4.0000	03/01/69	207,973
155,000	Citadel, L.P. (a)		4.8750	01/15/27	152,364
250,000	Drawbridge Special Opportunities Fund, L.P. / (a)		3.8750	02/15/26	236,402
145,000	Icahn Enterprises, L.P. / Icahn Enterprises		6.2500	05/15/26	144,015
180,000	OWL Rock Core Income Corporation (a)		4.7000	02/08/27	170,133
					1,281,896
	AUTOMOTIVE — 0.4%
96,000	Ford Motor Company		3.2500	02/12/32	78,157
65,000	Ford Motor Company		4.7500	01/15/43	52,451
140,000	Tenneco, Inc. (a)		5.1250	04/15/29	135,687
					266,295
	BANKING — 4.7%
200,000	Banco Mercantil del Norte S.A. (a),(b)	H15T10Y + 5.034%	6.6250	01/24/70	179,300
250,000	Bank of America Corporation (d)	US0003M + 0.770%	1.0850	02/05/26	249,046
715,000	Bank of America Corporation (b)	SOFRRATE + 1.320%	2.6870	04/22/32	615,056
230,000	Bank of America Corporation (b)	H15T5Y + 1.200%	2.4820	09/21/36	184,611
200,000	BBVA Bancomer S.A. (a),(b)	H15T5Y + 2.650%	5.1250	01/18/33	186,581
325,000	Citigroup, Inc. (d)	US0003M + 1.250%	2.2170	07/01/26	327,963
113,000	Citigroup, Inc. (d)	SOFRRATE + 1.280%	1.4800	02/24/28	112,249
175,000	JPMorgan Chase & Company (b),(d)	SOFRRATE + 1.180%	1.3840	02/24/28	173,099
425,000	JPMorgan Chase & Company	SOFRRATE + 1.065%	1.9530	02/04/32	347,984

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	BANKING — 4.7% (Continued)
47,000	JPMorgan Chase & Company HH (b)	SOFRRATE + 3.125%	4.6000	08/01/68	$43,375
205,000	Santander Holdings USA, Inc.		4.4000	07/13/27	202,724
60,000	Synovus Financial Corporation (b)	USSW5 + 3.379%	5.9000	02/07/29	60,962
200,000	Texas Capital Bancshares, Inc. (b)	H15T5Y + 3.150%	4.0000	05/06/31	191,916
185,000	Truist Financial Corporation (b)	H15T10Y + 4.349%	5.1000	03/01/69	185,231
330,000	Wells Fargo & Company (b), (f)	H15T5Y + 3.453%	3.9000	03/15/69	301,315
					3,361,412
	BEVERAGES — 0.4%
200,000	Bacardi Ltd. (a)		4.7000	05/15/28	201,098
75,000	Central American Bottling Corp / CBC Bottling (a)		5.2500	04/27/29	71,529
					272,627
	BIOTECH & PHARMA — 0.6%
40,000	Bausch Health Companies, Inc. (a)		5.7500	08/15/27	37,474
160,000	Mylan N.V.		3.9500	06/15/26	155,659
40,000	Par Pharmaceutical, Inc. (a)		7.5000	04/01/27	36,542
110,000	Teva Pharmaceutical Finance Netherlands III BV (f)		3.1500	10/01/26	94,497
681	Viatris, Inc. (a)		2.3000	06/22/27	604
150,000	Viatris, Inc.		2.3000	06/22/27	133,056
					457,832
	CABLE & SATELLITE — 0.1%
35,000	CCO Holdings, LLC / CCO Holdings Capital (a)		4.7500	03/01/30	31,216
40,000	CCO Holdings, LLC / CCO Holdings Capital (a), (f)		4.5000	08/15/30	34,966
					66,182
	CHEMICALS — 0.6%
235,000	Bayport Polymers, LLC (a)		5.1400	04/14/32	235,578
245,000	Nutrition & Biosciences, Inc. (a)		2.3000	11/01/30	206,062
					441,640
	COMMERCIAL SUPPORT SERVICES — 0.3%
45,000	Aramark Services, Inc. (a)		6.3750	05/01/25	45,891
115,000	GFL Environmental Inc (a)		4.0000	08/01/28	101,355
78,000	Waste Management, Inc.		4.1500	04/15/32	77,865
					225,111
	CONSUMER SERVICES — 0.1%
55,000	Carriage Services, Inc. (a)		4.2500	05/15/29	47,924

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	DIVERSIFIED INDUSTRIALS — 0.2%
181,000	General Electric Company D (b)	US0003M + 3.330%	4.1560	06/15/69	$171,700

	ELECTRIC UTILITIES — 1.2%
260,000	Alliant Energy Finance, LLC (a)		3.6000	03/01/32	241,415
238,000	Puget Energy, Inc.		2.3790	06/15/28	212,283
244,000	Southern Company (The) (b)	H15T5Y + 2.915%	3.7500	09/15/51	220,210
145,000	Vistra Corporation (a),(b)	H15T5Y + 6.930%	8.0000	04/15/70	146,175
					820,083
	ENGINEERING & CONSTRUCTION — 0.5%
130,000	Global Infrastructure Solutions, Inc. (a)		7.5000	04/15/32	121,147
238,000	Sempra Infrastructure Partners, L.P. (a)		3.2500	01/15/32	206,725
					327,872
	FORESTRY, PAPER & WOOD PRODUCTS — 0.1%
90,000	Suzano Austria GmbH		2.5000	09/15/28	76,806

	HEALTH CARE FACILITIES & SERVICES — 0.5%
125,000	HCA, Inc. (f)		5.2500	06/15/49	119,789
145,000	Molina Healthcare, Inc. (a)		3.8750	05/15/32	127,524
5,000	Prime Healthcare Services, Inc. (a)		7.2500	11/01/25	5,020
150,000	Universal Health Services, Inc. (a)		2.6500	01/15/32	123,455
					375,788
	HOME CONSTRUCTION — 0.5%
90,000	M/I Homes, Inc.		4.9500	02/01/28	82,919
235,000	PulteGroup, Inc.		6.3750	05/15/33	254,603
					337,522
	INSTITUTIONAL FINANCIAL SERVICES — 1.9%
160,000	Bank of New York Mellon Corporation (The) (b)	H15T5Y + 4.358%	4.7000	09/20/68	160,000
370,000	Brookfield Finance, Inc.		2.7240	04/15/31	325,279
160,000	Coinbase Global, Inc. (a)		3.6250	10/01/31	118,898
290,000	Jefferies Group, LLC / Jefferies Group Capital		2.6250	10/15/31	238,960
285,000	Morgan Stanley		3.1250	07/27/26	273,463
175,000	Morgan Stanley (f)		6.3750	07/24/42	211,147
					1,327,747

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	INSURANCE — 2.1%
150,000	Allstate Corporation (The) (b)	US0003M + 2.938%	5.7500	08/15/53	$145,710
185,000	Ascot Group Ltd. (a)		4.2500	12/15/30	179,567
170,000	Brighthouse Financial, Inc. (f)		5.6250	05/15/30	177,922
160,000	Liberty Mutual Group, Inc. (a),(b)	H15T5Y + 3.315%	4.1250	12/15/51	145,447
275,000	Lincoln National Corporation (b),(d)	US0003M + 2.040%	3.1030	04/20/67	225,390
160,000	MetLife, Inc. (b)	H15T5Y + 3.576%	3.8500	03/15/69	153,810
76,000	MetLife, Inc. (b)	US0003M + 2.959%	5.8750	09/15/66	75,284
70,000	Prudential Financial, Inc. (b)	US0003M + 4.175%	5.8750	09/15/42	69,904
230,000	Prudential Financial, Inc. (b), (f)	US0003M + 3.920%	5.6250	06/15/43	230,223
59,000	Prudential Financial, Inc. (b), (f)	H15T5Y + 3.162%	5.1250	03/01/52	57,469
					1,460,726
	INTERNET MEDIA & SERVICES — 0.2%
85,000	TripAdvisor, Inc. (a)		7.0000	07/15/25	87,239
60,000	Twitter, Inc. (a)		3.8750	12/15/27	58,950
					146,189
	LEISURE FACILITIES & SERVICES — 0.1%
75,000	Hilton Grand Vacations Borrower Escrow, LLC / (a)		5.0000	06/01/29	67,804
15,000	Scientific Games International, Inc. (a)		7.0000	05/15/28	15,372
					83,176
	LEISURE PRODUCTS — 0.2%
166,000	Brunswick Corporation		2.4000	08/18/31	130,913

	MEDICAL EQUIPMENT & DEVICES — 0.8%
265,000	Baxter International, Inc. (a)		2.5390	02/01/32	226,307
124,000	Bio-Rad Laboratories, Inc.		3.3000	03/15/27	118,907
39,000	Bio-Rad Laboratories, Inc.		3.7000	03/15/32	36,170
243,000	Illumina, Inc.		2.5500	03/23/31	207,552
					588,936
	METALS & MINING — 1.3%
125,000	Alliance Resource Operating Partners, L.P. / (a)		7.5000	05/01/25	125,496
65,000	Cleveland-Cliffs, Inc. (a)		6.7500	03/15/26	68,167
130,000	FMG Resources August 2006 Pty Ltd. (a)		5.8750	04/15/30	129,251
205,000	Freeport-McMoRan, Inc.		5.4500	03/15/43	205,238
185,000	Glencore Funding, LLC (a)		2.8500	04/27/31	158,196

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	METALS & MINING — 1.3%(Continued)
205,000	Teck Resources Ltd.		6.1250	10/01/35	$226,381
					912,729
	OIL & GAS PRODUCERS — 3.6%
155,000	Boardwalk Pipelines, L.P. B		4.9500	12/15/24	158,599
115,000	Chesapeake Escrow Issuer, LLC B (a)		5.5000	02/01/26	114,161
65,000	CrownRock, L.P. / CrownRock Finance, Inc. (a)		5.6250	10/15/25	65,080
115,000	DT Midstream, Inc. (a)		4.1250	06/15/29	104,801
160,000	Energy Transfer, L.P. (b)	H15T5Y + 5.694%	6.5000	11/15/69	152,418
245,000	Flex Intermediate Holdco, LLC (a)		3.3630	06/30/31	215,647
165,000	HF Sinclair Corporation (a)		5.8750	04/01/26	169,726
45,000	Kinder Morgan, Inc. (a)		7.7500	01/15/32	54,837
200,000	Lundin Energy Finance BV		2.0000	07/15/26	180,807
95,000	Occidental Petroleum Corporation		6.1250	01/01/31	99,978
70,000	Parsley Energy, LLC / Parsley Finance Corporation (a)		4.1250	02/15/28	66,188
200,000	Pertamina Persero PT (a)		6.4500	05/30/44	213,866
185,000	Petroleos Mexicanos		7.6900	01/23/50	145,330
200,000	Petronas Capital Ltd. (a)		3.5000	04/21/30	192,912
250,000	Reliance Industries Ltd. (a)		2.8750	01/12/32	214,463
65,000	Sabine Pass Liquefaction, LLC		4.2000	03/15/28	63,923
225,000	Transcanada Trust (b)	H15T5Y + 3.986%	5.6000	03/07/82	217,968
85,000	Venture Global Calcasieu Pass, LLC (a)		3.8750	08/15/29	77,673
80,000	Venture Global Calcasieu Pass, LLC (a)		3.8750	11/01/33	69,723
					2,578,100
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
30,000	Patterson-UTI Energy, Inc. (f)		5.1500	11/15/29	28,594
24,256	Transocean Guardian Ltd. (a)		5.8750	01/15/24	23,251
					51,845
	REAL ESTATE INVESTMENT TRUSTS — 1.8%
220,000	EPR Properties		4.7500	12/15/26	216,283
155,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.7500	06/01/28	162,945
23,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	19,386
35,000	MPT Operating Partnership, L.P. / MPT Finance		5.0000	10/15/27	33,625
20,000	MPT Operating Partnership, L.P. / MPT Finance (f)		4.6250	08/01/29	18,408
115,000	MPT Operating Partnership, L.P. / MPT Finance (f)		3.5000	03/15/31	98,074

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 1.8% (Continued)
170,000	Office Properties Income Trust		4.5000	02/01/25	$168,967
240,000	Phillips Edison Grocery Center Operating		2.6250	11/15/31	198,720
105,000	Retail Opportunity Investments Partnership, L.P.		4.0000	12/15/24	104,144
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	222,933
70,000	Service Properties Trust		4.9500	02/15/27	60,756
					1,304,241
	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
275,000	Ontario Teachers’ Cadillac Fairview Properties (a)		2.5000	10/15/31	238,985

	RETAIL - CONSUMER STAPLES — 0.0%(e)
10,000	Albertsons Companies Inc / Safeway Inc / New (a)		3.5000	03/15/29	8,437

	RETAIL - DISCRETIONARY — 0.5%
160,000	American Builders & Contractors Supply Company, (a)		4.0000	01/15/28	149,426
160,000	BlueLinx Holdings, Inc. (a)		6.0000	11/15/29	145,000
159,000	Dick’s Sporting Goods, Inc.		3.1500	01/15/32	133,059
					427,485
	SEMICONDUCTORS — 0.5%
171,000	Broadcom, Inc.		4.1500	11/15/30	162,356
9,000	Broadcom, Inc. (a), (f)		3.1870	11/15/36	7,128
222,000	Entegris Escrow Corporation (a)		4.7500	04/15/29	214,267
					383,751
	SOFTWARE — 0.6%
265,000	Citrix Systems, Inc. (f)		3.3000	03/01/30	261,911
15,000	Consensus Cloud Solutions, Inc. (a)		6.0000	10/15/26	14,271
20,000	Consensus Cloud Solutions, Inc. (a)		6.5000	10/15/28	18,825
90,000	Oracle Corporation		2.8750	03/25/31	76,132
45,000	Oracle Corporation		3.8500	04/01/60	31,986
					403,125
	SPECIALTY FINANCE — 1.0%
194,000	Ally Financial, Inc. B (b)	H15T5Y + 3.868%	4.7000	08/15/69	168,125
145,000	Aviation Capital Group, LLC (a)		3.5000	11/01/27	133,757
125,000	Avolon Holdings Funding Ltd. (a)		4.3750	05/01/26	120,231
182,000	Capital One Financial Corporation (b)	SOFRRATE + 1.337%	2.3590	07/29/32	146,851

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.7% (Continued)
	SPECIALTY FINANCE — 1.0% (Continued)
110,000	Ladder Capital Finance Holdings LLLP / Ladder (a)		4.2500	02/01/27	$101,248
60,000	OneMain Finance Corporation		6.8750	03/15/25	60,563
					730,775
	TECHNOLOGY HARDWARE — 0.8%
224,000	CDW, LLC / CDW Finance Corporation		3.5690	12/01/31	196,540
84,000	Dell International, LLC / EMC Corporation		8.1000	07/15/36	103,822
50,000	Motorola Solutions, Inc.		4.6000	05/23/29	49,365
280,000	TD SYNNEX Corporation (a)		2.3750	08/09/28	244,247
					593,974
	TECHNOLOGY SERVICES — 0.6%
137,000	Kyndryl Holdings, Inc. (a)		2.7000	10/15/28	114,621
245,000	Leidos, Inc.		2.3000	02/15/31	202,304
140,000	Science Applications International Corporation (a)		4.8750	04/01/28	134,061
					450,986
	TELECOMMUNICATIONS — 0.9%
145,000	Level 3 Financing, Inc. (a)		4.2500	07/01/28	122,766
150,000	Sprint Spectrum Company, LLC / Sprint Spectrum (a)		4.7380	03/20/25	151,284
265,000	T-Mobile USA, Inc.		3.8750	04/15/30	251,728
123,000	Verizon Communications, Inc.		2.5500	03/21/31	107,059
					632,837
	TOBACCO & CANNABIS — 0.5%
195,000	BAT Capital Corporation		4.9060	04/02/30	188,583
165,000	Vector Group Ltd. (a)		5.7500	02/01/29	145,061
					333,644

	TOTAL CORPORATE BONDS (Cost $23,861,135)				21,781,946

	MUNICIPAL BONDS — 5.7%
	CITY — 0.7%
340,000	City of Bristol VA		4.2100	01/01/42	346,349
145,000	City of San Antonio TX		1.9630	02/01/33	121,424
					467,773

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

		Coupon
Principal Amount ($)		Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 5.7% (Continued)
	GOVERNMENT LEASE — 0.1%
145,000	Texas Public Finance Authority	2.1400	02/01/35	$115,457

	HOSPITALS — 0.2%
135,000	Idaho Health Facilities Authority	5.0200	03/01/48	144,392

	LOCAL AUTHORITY — 1.3%
325,000	San Diego County Regional Airport Authority	5.5940	07/01/43	343,517
600,000	State of Texas	3.2110	04/01/44	527,842
35,000	Texas Transportation Commission State Highway Fund	4.0000	10/01/33	35,508
				906,867
	MISCELLANEOUS TAX — 1.2%
765,000	Metropolitan Transportation Authority	5.0000	11/15/45	844,065

	SALES TAX — 0.0%(e)
20,000	Sales Tax Securitization Corporation	3.4110	01/01/43	17,223

	WATER AND SEWER — 2.2%
705,000	Broward County FL Water & Sewer Utility Revenue	4.0000	10/01/47	716,568
625,000	New York State Environmental Facilities	5.0000	06/15/51	710,383
160,000	Santa Clara Valley Water District	2.9670	06/01/50	128,708
				1,555,659

	TOTAL MUNICIPAL BONDS (Cost $4,302,230)			4,051,436

	NON U.S. GOVERNMENT & AGENCIES — 1.4%
	SOVEREIGN — 1.4%
280,000	Dominican Republic International Bond (a)	6.0000	02/22/33	255,290
200,000	Emirate of Dubai Government International Bonds	5.2500	01/30/43	196,779
200,000	Mexico Government International Bond (f)	2.6590	05/24/31	169,500
200,000	Oman Government International Bond (a)	7.3750	10/28/32	220,543
200,000	Panama Government International Bond	3.2980	01/19/33	174,493
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,130,537)			1,016,605

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.6%
	AEROSPACE & DEFENSE — 0.2%
131,241	TransDigm, Inc. (d)	US0001M + 2.250%	2.7070	05/30/25	$128,993

	AUTOMOTIVE — 0.2%
142,106	Cooper-Standard Automotive, Inc. (d)	US0003M + 2.000%	2.7500	11/02/23	131,544

	BIOTECH & PHARMA — 0.0%(e)
19,842	Bausch Health Americas, Inc. (d)	US0003M + 2.750%	2.8710	06/01/25	19,763
5,744	Bausch Health Americas, Inc. (d)	US0003M + 3.000%	3.1210	06/01/25	5,725
					25,488
	CABLE & SATELLITE — 0.1%
83,043	Directv Financing, LLC (d)	US0001M + 5.000%	5.7640	07/22/27	82,801
20,000	Virgin Media Bristol, LLC (d)	US0001M + 3.250%	3.3530	01/10/29	19,934
					102,735
	CHEMICALS — 0.4%
350	Diamond BC BV		3.2500	09/15/28	339
231,697	INEOS US Finance, LLC (d)	US0001M + 2.000%	2.4490	03/31/24	230,920
338	INEOS US Petrochem, LLC (d)	US0001M + 2.750%	3.2500	01/21/26	334
78,875	Trinseo Materials Operating SCA (d)	US0001M + 2.500%	2.9570	03/18/28	78,026
					309,619
	COMMERCIAL SUPPORT SERVICES — 0.0%(e)
513	AlixPartners LLP (d)	US0001M + 2.750%	3.2500	01/28/28	508
23,313	Aramark Services, Inc. (d)	US0001M + 1.750%	1.8710	12/10/26	22,983
					23,491
	CONSTRUCTION MATERIALS — 0.6%
180,087	CPG International, LLC (d)	US0001M + 2.500%	3.2500	05/05/24	179,861
130,000	CPG International, LLC (d)		0.000	04/18/29	128,538
140,000	QUIKRETE HOLDINGS, INC. (d)	US0001M + 3.000%	3.5540	06/11/28	136,627
					445,026
	CONTAINERS & PACKAGING — 0.1%
80,837	Berry Global, Inc. (d)	US0001M + 1.750%	2.2380	07/01/26	79,718

	ELECTRIC UTILITIES — 0.2%
121,209	Astoria Energy, LLC (d)	US0003M + 3.500%	4.5000	12/10/27	119,745

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.6% (Continued)
	ELECTRICAL EQUIPMENT — 0.2%
115,600	Brookfield WEC Holdings, Inc. (d)	US0001M + 2.750%	3.2500	08/01/25	$113,685

	FOOD — 0.2%
50,000	CHG PPC Parent, LLC (d)	US0001M + 3.000%	3.5000	11/17/28	49,250
102,722	Hostess Brands, LLC (d)	US0001M + 2.250%	3.0000	08/03/25	101,625
					150,875
	HEALTH CARE FACILITIES & SERVICES — 0.3%
54,718	Agiliti Health, Inc. (d)	US0003M + 2.750%	3.2500	10/18/25	54,308
131,596	Legacy LifePoint Health, LLC (d)	US0001M + 3.750%	4.4990	11/16/25	130,245
30,000	Phoenix Newco, Inc. (d)	US0001M + 3.500%	4.0000	08/11/28	29,833
					214,386
	HOME CONSTRUCTION — 0.1%
54,863	Chariot Buyer, LLC (d)	US0003M + 3.500%	4.0000	10/22/28	53,911

	INDUSTRIAL INTERMEDIATE PROD — 0.2%
177,750	Gates Global, LLC (d)	US0001M + 2.750%	3.2500	03/31/27	174,676

	INDUSTRIAL SUPPORT SERVICES — 0.2%
109,100	Resideo Funding, Inc. (d)	US0003M + 2.250%	2.7500	02/09/28	108,895

	INSURANCE — 0.2%
34,737	Asurion, LLC (d)	US0001M + 3.250%	3.3590	07/28/27	33,999
95,554	Sedgwick Claims Management Services, Inc. (d)	US0001M + 3.250%	3.3420	11/05/25	94,768
					128,767
	INTERNET MEDIA & SERVICES — 0.1%
68	Pug, LLC (d)	US0001M + 4.250%	4.7500	02/13/27	67
58,359	Pug, LLC (d)	US0001M + 3.500%	3.9570	12/31/49	57,119
					57,186
	LEISURE FACILITIES & SERVICES — 1.0%
178,242	Caesars Resort Collection, LLC (d)	US0003M + 2.750%	3.2070	10/02/24	177,628
180,000	Hilton Worldwide Finance, LLC (d)	US0003M + 1.750%	2.4180	06/21/26	178,169
40,000	Scientific Games Corporation (d)	SOFRRATE + 3.000%	3.5730	04/07/29	39,869
30,000	Scientific Games Holdings, L.P. (d)	SOFRRATE + 3.500%	4.4670	02/04/29	29,727
138,937	Station Casinos, LLC (d)	US0001M + 2.250%	2.5000	01/31/27	137,410

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.6% (Continued)
	LEISURE FACILITIES & SERVICES — 1.0% (Continued)
119,347	UFC Holdings, LLC (d)	US0001M + 2.750%	3.5000	04/29/26	$117,809
					680,612
	MACHINERY — 0.3%
116,634	Alliance Laundry Systems, LLC (d)	US0003M + 3.500%	4.5210	09/30/27	116,197
102,654	Standard Industries, Inc. (d)	US0003M + 2.500%	3.7880	08/06/28	102,501
					218,698
	MEDICAL EQUIPMENT & DEVICES — 0.1%
55,000	Mozart Borrower, L.P. (d)	US0001M + 3.250%	3.7500	09/30/28	54,138

	OIL & GAS PRODUCERS — 0.4%
57,477	CITGO Petroleum Corporation (d)	US0001M + 6.250%	7.2500	03/27/24	57,462
110,000	Freeport LNG Investments LLLP (d)	US0003M + 3.500%	4.5630	11/17/28	109,509
109,548	Oryx Midstream Services Permian Basin, LLC (d)	US0003M + 3.250%	3.7500	09/30/28	109,153
					276,124
	PUBLISHING & BROADCASTING — 0.1%
78,333	Nexstar Broadcasting, Inc. (d)	US0001M + 2.500%	2.9550	06/20/26	77,752

	RETAIL - DISCRETIONARY — 0.3%
89,550	PetSmart, Inc. (d)	US0003M + 3.750%	4.5000	01/29/28	88,923
89,550	RH (d)	US0001M + 2.500%	3.0000	10/15/28	86,328
					175,251
	SOFTWARE — 0.8%
113,368	Applied Systems, Inc. (d)	US0003M + 3.200%	3.7500	09/19/24	113,177
71,765	Boxer Parent Company, Inc. (d)	US0001M + 3.750%	4.5140	10/02/25	70,985
134,663	CCC Intelligent Solutions, Inc. (d)	US0003M + 2.500%	3.2560	09/17/28	133,119
123,752	Sophia, L.P. (d)	US0001M + 3.500%	4.2560	10/07/27	122,515
40,000	Sophia, L.P. (d)	SOFRRATE + 4.250%	4.7720	10/07/27	39,850
102,245	UKG, Inc. (d)	US0003M + 3.250%	4.2120	05/03/26	101,327
					580,973
	SPECIALTY FINANCE — 0.1%
95,531	Trans Union, LLC (d)	US0001M + 2.250%	2.7500	11/18/28	94,663

	TECHNOLOGY HARDWARE — 0.1%
89,770	NCR Corporation (d)	US0001M + 2.500%	2.7200	08/08/26	87,526

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon
Principal Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.6% (Continued)
	TECHNOLOGY SERVICES — 1.0%
179,070	Blackhawk Network Holdings, Inc. (d)	US0001M + 3.000%	3.4570	05/22/25	$176,975
92,931	Dun & Bradstreet Corporation (The) (d)	US0001M + 3.250%	3.6970	02/08/26	92,361
20,000	Dun & Bradstreet Corporation (The) (d)	SOFRRATE + 3.250%	3.3090	01/07/29	19,888
129,575	NAB Holdings, LLC (d)	SOFRRATE + 3.000%	3.8010	11/18/28	127,988
87,490	Peraton Corporation (d)	US0001M + 3.750%	4.5140	02/24/28	87,019
194,513	Tenable, Inc. (d)	US0003M + 2.750%	3.2500	06/17/28	194,025
38,050	WEX, Inc. (d)	US0001M + 2.250%	2.7070	03/19/28	37,760
					736,016
	TELECOMMUNICATIONS — 0.3%
39,088	CenturyLink, Inc. (d)	US0001M + 2.250%	2.3370	03/15/27	37,484
177,957	SBA Senior Finance II, LLC (d)	US0001M + 1.750%	2.2100	04/11/25	175,308
					212,792
	TRANSPORTATION & LOGISTICS — 0.7%
24,706	Air Canada (d)	US0003M + 3.500%	4.2500	07/27/28	24,515
101,936	Brown Group Holding, LLC (d)	US0003M + 2.500%	3.5060	04/22/28	100,623
74,538	KKR Apple Bidco, LLC (d)	US0001M + 3.000%	3.5000	07/13/28	73,862
85,000	Mileage Plus Holdings, LLC (d)	US0003M + 5.250%	6.2500	06/25/27	88,336
118,878	PODS, LLC (d)	US0003M + 3.000%	3.7500	03/19/28	117,626
140,000	SkyMiles IP Ltd. (d)	US0003M + 3.750%	4.7500	09/16/27	144,862
					549,824

	TOTAL TERM LOANS (Cost $6,157,952)				6,113,109

	U.S. GOVERNMENT & AGENCIES — 18.7%
	AGENCY FIXED RATE — 0.8%
9,389	Fannie Mae Pool 735061		6.0000	11/01/34	10,157
11,504	Fannie Mae Pool 866009		6.0000	03/01/36	12,715
82,462	Fannie Mae Pool 938574		5.5000	09/01/36	87,758
28,008	Fannie Mae Pool 310041		6.5000	05/01/37	31,082
13,992	Fannie Mae Pool 962752		5.0000	04/01/38	14,958
15,506	Fannie Mae Pool 909175		5.5000	04/01/38	16,699
58,178	Fannie Mae Pool 909220		6.0000	08/01/38	63,891

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

		Coupon
Principal Amount ($)		Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 18.7% (Continued)
	AGENCY FIXED RATE — 0.8% (Continued)
80,125	Fannie Mae Pool AA7001	5.0000	06/01/39	$84,836
57,012	Fannie Mae Pool AS7026	4.0000	04/01/46	57,482
94,296	Fannie Mae Pool BJ9260	4.0000	04/01/48	94,556
96,202	Freddie Mac Gold Pool G01980	5.0000	12/01/35	102,747
13,345	Freddie Mac Gold Pool G05888	5.5000	10/01/39	14,385
				591,266
	U.S. TREASURY BILLS — 7.2%
915,000	United States Treasury Note	0.1250	08/31/23	887,496
485,000	United States Treasury Note	0.8750	11/15/30	411,549
715,000	United States Treasury Note	1.6250	05/15/31	643,584
715,000	United States Treasury Note	2.3750	02/15/42	633,669
2,045,000	United States Treasury Note	1.8750	02/15/51	1,611,076
1,135,000	United States Treasury Note	1.8750	11/15/51	894,522
				5,081,896
	U.S. TREASURY BONDS — 5.8%
1,280,000	United States Treasury Bond	2.8750	05/15/49	1,247,200
1,440,000	United States Treasury Bond	2.0000	02/15/50	1,168,144
2,500,000	United States Treasury Bond	1.3750	08/15/50	1,729,883
				4,145,227
	U.S. TREASURY NOTES — 4.9%
1,010,000	United States Treasury Note	0.1250	05/31/22	1,009,722
2,505,000	United States Treasury Note	2.6250	02/15/29	2,456,955
				3,466,677

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $15,677,500)			13,285,066

	COLLATERAL FOR SECURITIES LOANED – 2.4%
1,712,005	Mount Vernon Prime Portfolio, 0.45% (Cost $1,712,005) (g), (h)			1,712,005

	TOTAL INVESTMENTS – 100.5% (Cost $77,439,840)			$71,328,861
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(393,654)
	NET ASSETS - 100.0%			$70,935,207

See accompanying notes which are an integral part to these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2022

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

S/A	- Société Anonyme

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 month

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 30,868,363 or 43.5% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2022.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(e)	Percentage rounds to less than 0.1%.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,666,708 at April 30, 2022.

(g)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Asset Backed Securities	32.8%	Municipal Bonds	5.7%
Corporate Bonds	30.5%	Collateral for Securities Loaned	2.4%
U.S. Government & Agencies	18.6%	Non U.S. Government & Agencies	1.4%
Term Loans	8.6%
		Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part to these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)

Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

As the Federal Open Market Committee moved to increase interest rates in its attempt to quell soaring inflation, fixed income markets experienced substantial declines. As traditional investment grade fixed income bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, plummeted 9.5 percent during the first half of the fiscal year, high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, decreased 7.2 percent. This corresponded with the 10-year U.S. Treasury Bond yield soaring from 1.56 percent at the end of October 2021 to 2.88 percent at the end of April 2022. The increase of more than 1.3 percent in yield pushed investment grade and high-yield bond interest rates higher, and was responsible for the vast majority of the decline in valuations. Providing some refuge from the rate increases were floating rate securities – with coupons that periodically adjusted to a market reference rate such as the London Interbank Offered Rate (LIBOR) or the Secured Overnight Financing Rate (SOFR). These floating rate securities, as measured by the S&P/LSTA U.S. Leveraged Loan 100 Index, eked out a 0.1 percent increase during the six-month period. Securitized asset pools, known as collateralized loan obligations (CLO), comprised of these floating rate securities, as measured by the Palmer Square CLO Debt Index, declined 0.7 percent over the same time period. Although negative, this represented a significant outperformance versus other leveraged finance securities such as high-yield bonds.

Allocation Review

The Fund was primarily invested in floating rate securities, with approximately 78 percent allocated to bank loans and a bank loan exchange traded fund and 10 percent allocated to CLOs. The remaining allocation included high-yield bonds and cash equivalents. As the high-yield bonds were the largest detractor on a broad level during the fiscal period, the approximate 10 percent allocation to fixed coupon high-yield debt was reduced to approximately 8 percent at the end of the most recent fiscal quarter. The Fund’s bank loans slightly underperformed the benchmark index, primarily due to having a lower overall credit quality exposure. The Fund’s lower exposure to BBB-rated bank loans was the largest underweight versus the benchmark index, as the Fund only had one percent in BBB-rated loans and the benchmark index had nearly 12 percent. The Fund’s largest industry overweights were to oil and gas, which comprised close to 6 percent of the Fund while the benchmark index had near zero direct exposure. The largest industry underweights were to electronics/electrical and health care. These two industries combined comprised close to 28 percent of the benchmark index, but only account for 17 percent of the Fund. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

The Sub-Adviser’s security selection during the fiscal period provided mixed results, even within its primary category exposures. For example, within the bank loan holdings, the Fund continued to benefit from its exposure to Playa Resorts Holding BV Floating Rate due 4/27/2024 (BL2699181) (holding weight*: 0.89 percent). Playa Resorts is an owner, operator, and developer of all-inclusive resorts in Mexico and the Caribbean. This was one of the strongest bank loan performers during the six-month period, as it increased 3.9 percent. However, the Fund also held Hornblower Sub, LLC due 4/27/2025 (BL3489657) (holding weight*: 1.02 percent), a charter yacht, dining cruise and ferry service company. During the six-month period, the Hornblower bank loan declined 0.7 percent, as lower rated securities generally experienced declines in the most recent fiscal quarter. Within the high-yield bond exposure, the Fund held PBF Finance Corporation 6% due 2/15/2028 (69318FAJ7) (holding weight*: 0.29 percent), an independent petroleum refiner and supplier of unbranded transportation fuels and other petroleum products, and Carvana Company 4.875% due 9/01/2029 (146869AH5) (holding weight*: 0.18 percent), an online used car retailer. While the PBF Finance bond increased 27.2 percent during the fiscal period, the Carvana bond declined 21.4 percent.

The Fund’s exposure to CLOs also saw mixed results, but holdings in the Fund generally contributed positively to relative performance overall. For example, the Fund held Benefit Street Partners CLO III Ltd. due 7/20/2029 (08180GAG4) (holding weight*: 0.93 percent), an investment manager that invests across the credit spectrum and in both liquid and illiquid credit, and Carlyle Global Market Strategies CLO 2015-4 Ltd. due 7/20/2032 (14311PAS8) (holding weight*: 0.90 percent), a global equity and fixed income manager. These two CLOs returned roughly 3.7 percent and 2.4 percent, respectively during the fiscal period. Despite having the same CLO manager, the Benefit Street Partners CLO II Ltd. due 7/15/2029 (08180CAG3) (holding weight*: 1.29 percent) was one of the poorer performers within the CLO allocation along with GoldenTree Loan Management US CLO 2 Ltd. due 11/28/2030 (38136PAA9) (holding weight*: 0.57 percent), a global asset management firm that specializes in opportunities across the credit universe. These two CLOs returned approximately 1.3 percent and -0.1 percent, respectively during the six-month period. Within the CLO space, the potential to receive a principal paydown from the CLO management companies exists, similar to tender offers by corporations to retire outstanding debt. For example, the Fund held the Carlyle Global Market Strategies CLO 2015-3 Ltd. due 7/28/2028 (14311JAL7) (holding weight**: 0.91 percent), which shared the same CLO management team as one of the detractors during the fiscal period. In late February, the CLO was trading in the low-to-mid 90s and effectively redeemed at par, resulting in an overall gain to the Fund of 5.8 percent on that day in isolation.

Sub-Adviser Outlook

The Sub-Adviser is encouraged that trailing twelve-month default rates are at or near all-time lows and that there is a lack of a near-term maturity bulge, which means that there is not a high amount of bank loans maturing all at once. The Sub-Adviser believes that this environment may continue for at least the short-term. The Sub-Adviser observes that while many companies have highlighted inflation concerns in their management discussions, most note that they have been able to raise prices, and at times with incremental margin. Although the Russia/Ukraine War, a hawkish Fed, and Covid lockdowns and stimulus uncertainty in China have led to a markedly higher risk of recession than in the past 18 months; the Sub-Adviser believes that the global economy could revert back on course to moderate mid-cycle growth over the next few years. In terms of relative value, while the year-to-date performance differential would typically lead the Sub-Adviser to favor fixed coupon high-yield bonds over floating rate bank loans, it does not see any obvious catalyst for the current trend to reverse course. The Sub-Adviser believes that as dispersion among issuers has increased, it has led to attractive opportunities from a credit selection standpoint.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

  Total Returns (a) as of April 30, 2022

				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(11/1/13)
Class N	(0.51)%	1.09%	2.23%	2.39%
Class A with load of 4.50%	(5.07)%	(3.66)%	1.05%	1.58%
Class A without load	(0.62)%	0.85%	1.99%	2.13%
Class C	(0.87)%	0.34%	1.46%	1.62%
S&P/LSTA U.S. Leveraged Loan 100 Index **	0.60%	2.95%	3.96%	3.67%
Credit Suisse Leveraged Loan Total Return Index	0.55%	2.89%	4.00%	4.00%
Morningstar Bank Loan Category	(0.45)%	1.44%	2.72%	2.83%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Investors cannot invest directly in an index or benchmark.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate (LIBOR), or the Secured Overnight Financing Rate (SOFR).

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.06% for Class N, 1.81% for Class C and 1.31% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares					Fair Value
	COMMON STOCKS — 0.3%
	METALS & MINING - 0.1%
23,114	Covia Holdings, LLC(a)				$294,704

	RETAIL - DISCRETIONARY - 0.2%
1,963	NMG Parent, LLC(a)				382,785

	TOTAL COMMON STOCKS (Cost $1,110,518)				677,489

	EXCHANGE-TRADED FUNDS — 2.1%
	FIXED INCOME - 2.1%
200,000	Invesco Senior Loan ETF				4,312,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,323,160)				4,312,000

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	ASSET BACKED SECURITIES — 9.5%
	CLO — 9.5%
1,500,000	Apidos CLO XX 2015-20A DR(b),(c)	US0003M + 5.700%	6.7440	07/16/31	1,375,806
1,540,000	Atrium IX 9A ER(b),(c)	US0003M + 6.450%	6.9580	05/28/30	1,465,278
2,900,000	Benefit Street Partners CLO II Ltd. 2013-IIA DR(b),(c)	US0003M + 6.550%	7.5940	07/15/29	2,647,752
2,000,000	Benefit Street Partners CLO III Ltd. 2013-IIIA DR(b),(c)	US0003M + 6.600%	7.6630	07/20/29	1,911,964
2,000,000	Benefit Street Partners CLO XII Ltd. 2017-12AD(b),(c)	US0003M + 6.410%	7.4540	10/15/30	1,924,608
2,000,000	Carlyle Global Market Strategies CLO 2015-4 Ltd. 2015-4A DR(b),(c)	US0003M + 6.700%	7.7630	07/20/32	1,853,818
250,000	CIFC Funding 2013-II Ltd. 2013-2A B2LR(b),(c)	US0003M + 6.520%	7.5640	10/18/30	239,824
275,000	CIFC Funding 2017-I Ltd. 2017-1A E(b),(c)	US0003M + 6.350%	7.4480	04/23/29	268,787
1,250,000	Goldentree Loan Management US CLO 2 Ltd. 2017-2A E (b),(c)	US0003M + 4.700%	5.7630	11/28/30	1,160,996
3,005,000	THL Credit Wind River 2014-2 CLO Ltd. 2014-2A ER(b),(c)	US0003M + 5.750%	6.7940	01/15/31	2,741,736
1,750,000	THL Credit Wind River 2019-3 CLO Ltd. 2019-3A E2R(b),(c)	US0003M + 6.750%	7.7940	04/15/31	1,639,148
700,000	TICP CLO I-2 Ltd. 2018-IA D(b),(c)	US0003M + 5.770%	6.9840	04/26/28	665,000
1,850,000	Voya CLO 2015-1 Ltd. 2015-1A DR(b),(c)	US0003M + 5.650%	6.6940	01/18/29	1,705,398
					19,600,115
	TOTAL ASSET BACKED SECURITIES (Cost $20,279,736)				19,600,115

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 7.9%
	CABLE & SATELLITE — 0.2%
500,000	CSC Holdings, LLC(b),(d)	5.7500	01/15/30	$412,123

	CHEMICALS — 0.2%
500,000	Consolidated Energy Finance S.A.(b)	5.6250	10/15/28	463,163

	COMMERCIAL SUPPORT SERVICES — 0.2%
450,000	Deluxe Corporation(b)	8.0000	06/01/29	427,516

	CONSUMER SERVICES — 0.2%
437,000	PROG Holdings, Inc.(b)	6.0000	11/15/29	386,734

	ELECTRIC UTILITIES — 0.2%
500,000	Calpine Corporation(b)	5.0000	02/01/31	427,008

	FOOD — 0.4%
500,000	HLF Financing Sarl, LLC / Herbalife International,(b)	4.8750	06/01/29	403,105
500,000	Post Holdings, Inc.(b)	4.5000	09/15/31	416,465
				819,570
	INSTITUTIONAL FINANCIAL SERVICES — 0.2%
475,000	Aretec Escrow Issuer, Inc.(b)	7.5000	04/01/29	442,945

	INTERNET MEDIA & SERVICES — 0.2%
475,000	GrubHub Holdings, Inc.(b)	5.5000	07/01/27	406,776

	LEISURE FACILITIES & SERVICES — 1.0%
475,000	CEC Entertainment Company, LLC(b),(d)	6.7500	05/01/26	447,098
199,000	NCL Corporation Ltd.(b),(d)	7.7500	02/15/29	193,301
500,000	Royal Caribbean Cruises Ltd.(b),(d)	5.5000	04/01/28	457,104
525,000	Wynn Macau Ltd.(b)	5.6250	08/26/28	419,336
500,000	Wynn Macau Ltd.(b),(d)	5.1250	12/15/29	394,850
				1,911,689
	METALS & MINING — 0.6%
450,000	Mineral Resources Ltd.(b)	8.1250	05/01/27	457,735
109,000	Mineral Resources Ltd.(b)	8.0000	11/01/27	108,728

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 7.9% (Continued)
	METALS & MINING — 0.6% (Continued)
127,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	$126,206
510,000	Warrior Met Coal, Inc.(b)		7.8750	12/01/28	534,334
					1,227,003
	OIL & GAS PRODUCERS — 1.3%
500,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	491,047
475,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	466,103
500,000	ITT Holdings, LLC(b),(d)		6.5000	08/01/29	445,350
210,000	PBF Holding Company, LLC / PBF Finance Corporation(b)		9.2500	05/15/25	218,006
675,000	PBF Holding Company, LLC / PBF Finance Corporation		6.0000	02/15/28	595,300
500,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	484,420
					2,700,226
	REAL ESTATE INVESTMENT TRUSTS — 0.2%
525,000	Service Properties Trust(d)		4.3750	02/15/30	403,589

	REAL ESTATE OWNERS & DEVELOPERS — 0.2%
500,000	Kennedy-Wilson, Inc.(d)		4.7500	03/01/29	461,930

	RETAIL - DISCRETIONARY — 0.3%
170,000	Carvana Company(b),(d)		5.8750	10/01/28	135,449
500,000	Carvana Company(b),(d)		4.8750	09/01/29	364,688
					500,137
	SPECIALTY FINANCE — 1.1%
450,000	AerCap Global Aviation Trust(b),(d),(e)	US0001M + 4.300%	6.5000	06/15/45	438,111
533,000	Apollo Commercial Real Estate Finance, Inc.(b)		4.6250	06/15/29	464,397
500,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	383,143
475,000	Curo Group Holdings Corporation(b)		7.5000	08/01/28	396,076
475,000	FirstCash, Inc.(b)		5.6250	01/01/30	442,577
					2,124,304
	STEEL — 0.2%
500,000	Allegheny Technologies, Inc.(d)		4.8750	10/01/29	455,603

	TECHNOLOGY SERVICES — 0.2%
475,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	445,341

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 7.9% (Continued)
	TELECOMMUNICATIONS — 0.6%
500,000	Altice France S.A.(b),(d)		5.5000	10/15/29	$426,817
500,000	Lumen Technologies, Inc.(b)		5.3750	06/15/29	408,629
550,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	374,743
					1,210,189
	TRANSPORTATION & LOGISTICS — 0.2%
400,000	American Airlines, Inc.(b)		11.7500	07/15/25	460,772

	WHOLESALE - CONSUMER STAPLES — 0.2%
535,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	456,106

	TOTAL CORPORATE BONDS (Cost $17,966,477)				16,142,724

	TERM LOANS — 75.8%
	ADVERTISING & MARKETING — 1.1%
1,076,480	Dotdash Meredith, Inc.(c)	SOFRRATE + 4.000%	4.5000	12/01/28	1,068,858
1,193,955	Terrier Media Buyer, Inc.(c)	US0001M + 3500%	3.5900	12/17/26	1,178,601
					2,247,459
	AEROSPACE & DEFENSE — 1.1%
776,438	Dynasty Acquisition Company, Inc.(c)	US0001M + 3.500%	4.5060	04/06/26	762,567
417,440	Standard Aero Ltd.(c)	US0001M + 3.500%	4.5060	04/06/26	409,982
1,194,090	WP CPP Holdings, LLC(c)	US0003M + 3.750%	4.7500	04/30/25	1,131,400
					2,303,949
	APPAREL & TEXTILE PRODUCTS — 0.5%
1,133,288	Samsonite IP Holdings Sarl(c)	US0001M + 3.000%	3.7500	04/25/25	1,125,395

	ASSET MANAGEMENT — 0.6%
1,193,893	Nexus Buyer, LLC(c)	US0001M + 3.750%	4.5140	11/09/26	1,186,246

	AUTOMOTIVE — 0.6%
1,008,000	Dexko Global, Inc.(c)	US0001M + 3.750%	4.2500	10/04/28	984,982

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	AUTOMOTIVE — 0.6% (Continued)
192,000	Dexko Global, Inc.(c)	US0001M + 3.750%	4.2500	10/04/28	$187,616
					1,172,598
	BIOTECH & PHARMA — 0.8%
142,199	Bausch Health Americas, Inc.(c)	US0001M + 2.750%	2.8710	11/27/25	141,630
722,551	Bausch Health Americas, Inc.(c)	US0001M + 3.000%	3.1210	06/02/25	720,144
777,071	Curium Bidco Sarl(c)	US0001M + 4.250%	5.0533	12/02/27	772,219
					1,633,993
	CHEMICALS — 3.1%
152,866	Arc Falcon I, Inc., Delayed Draw Term DD(c)	US0001M + 3.750%	4.2500	09/25/28	148,981
1,044,516	Arc Falcon I, Inc., Initial Term Loan(c)	US0001M + 3.750%	4.2500	09/25/28	1,017,970
1,412,622	Groupe Solmax, Inc.(c)	US0001M + 4.750%	5.5000	06/26/28	1,379,954
1,194,852	NIC Acquisition Corporation(c)	US0001M + 3.750%	4.5000	12/29/27	1,135,109
731,711	Nouryon USA, LLC(c)	US0001M + 3.000%	3.8033	10/01/25	723,022
1,197,000	Olympus Water US Holding Corporation(c)	US0001M + 3.750%	4.2500	11/09/28	1,176,352
803,000	Polar US Borrower, LLC(c)	US0003M + 4.750%	4.8310	10/15/25	785,936
					6,367,324
	COMMERCIAL SUPPORT SERVICES — 5.0%
1,011,251	AlixPartners LLP(c)	US0001M + 2.750%	3.2500	02/04/28	1,002,024
1,184,050	Allied Universal Holdco, LLC(c)	US0001M + 3.750%	4.5140	05/12/28	1,155,189
258,846	Amentum Government Services Holdings, LLC(c)	SOFRRATE + 4.000%	4.7770	02/16/29	257,811
1,194,000	APX Group, Inc.(c)	US0001M + 3.500%	4.0000	07/10/28	1,182,358
1,193,846	Cast & Crew Payroll, LLC(c)	US0001M + 3.500%	3.8970	02/09/26	1,190,014
1,194,000	CHG Healthcare Services, Inc.(c)	US0001M + 3.500%	4.0000	09/29/28	1,188,305
1,193,893	Creative Artists Agency, LLC(c)	US0001M + 3.750%	4.2070	11/26/26	1,191,171
904,462	Garda World Security Corporation(c)	US0001M + 4.250%	4.3600	10/30/26	897,791
1,193,970	Prime Security Services Borrower, LLC(c)	US0001M + 2.750%	3.5000	09/23/26	1,181,367
1,193,985	Sotheby’s(c)	US0001M + 4.500%	5.0000	01/15/27	1,195,292
					10,441,322
	CONSTRUCTION MATERIALS — 1.8%
1,140,866	Foley Products Company, LLC(c)	SOFRRATE + 4.750%	5.5270	02/16/29	1,129,458
1,395,000	Quikrete Holdings, Inc.(c)	US0001M + 3.000%	3.5540	06/12/28	1,361,387
1,193,596	US Silica Company(c)	US0003M + 4.000%	5.0000	05/01/25	1,183,278
					3,674,123

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	CONSUMER SERVICES — 0.3%
664,113	Mckissock Investment Holdings, LLC(c)	SOFRRATE + 5.000%	5.9510	03/12/29	$664,113

	CONTAINERS & PACKAGING — 4.4%
163,718	Anchor Glass Container Corporation(c)	US0003M + 2.750%	3.7500	12/07/23	141,462
945,250	Berlin Packaging, LLC(c)	US0001M + 3.750%	4.2500	03/13/28	935,401
748,232	Clydesdale Acquisition Holdings, Inc.(c)	TSFR1M + 4.250%	4.7830	04/13/29	739,396
1,284,915	LABL, Inc.(c)	US0001M + 5.000%	5.5000	10/30/28	1,264,845
1,454,723	Mauser Packaging Solutions Holding Company(c)	US0003M + 3.250%	3.4810	04/03/24	1,428,903
1,199,748	Patriot Container Corporation(c)	US0003M + 3.750%	4.7500	03/20/25	1,148,195
1,347,938	Reynolds Group Holdings, Inc.(c)	US0001M + 3.250%	3.3710	02/05/26	1,313,518
818,150	TricorBraun Holdings, Inc.(c)	US0001M + 3.250%	3.7500	03/03/28	802,241
861,053	Trident TPI Holdings, Inc.(c)	US0003M + 3.250%	4.0000	10/17/24	857,733
518,482	Trident TPI Holdings, Inc., Initial Term Loan(c)	US0001M + 4.000%	4.5000	09/15/28	513,369
46,227	Trident TPI Holdings, Inc., Delayed Draw Term DD(c)	US0001M + 4.000%	4.5000	09/15/28	45,771
					9,190,834
	E-COMMERCE DISCRETIONARY — 0.3%
653,400	CNT Holdings I Corporation(c)	US0003M + 3.500%	4.5000	11/08/27	647,581

	ELECTRIC UTILITIES — 0.0%(f)
635,000	Texas Competitive Electric Holdings Company, LLC(g)		11.5000	11/22/49	—

	ELECTRICAL EQUIPMENT — 0.9%
998,145	Brookfield WEC Holdings, Inc.(c)	US0001M + 2.750%	3.2500	08/01/25	981,611
115,642	Icebox Holdco III, Inc.(c)	US0001M + 3.750%	4.2500	12/22/28	114,052
558,935	Icebox Holdco III, Inc., Term Loan B(c)	US0001M + 3.750%	4.2500	12/22/28	551,253
179,825	Icebox Holdco III, Inc., Delayed Draw Term DD(c)	US0001M + 6.750%	7.2500	12/17/29	175,329
					1,822,245
	ENGINEERING & CONSTRUCTION — 1.7%
15,000	Landry’s Finance Acquisition Company(c)	US0001M + 12.000%	13.0000	10/04/23	16,050
1,194,000	Osmose Utilities Services, Inc.(c)	US0001M + 3.250%	3.7500	06/16/28	1,179,451
1,194,000	USIC Holdings, Inc.(c)	US0001M + 3.500%	4.3033	05/12/28	1,182,955

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	ENGINEERING & CONSTRUCTION — 1.7% (Continued)
1,067,263	VM Consolidated, Inc.(c)	US0001M + 3.250%	3.6040	03/27/28	$1,060,860
					3,439,316
	ENTERTAINMENT CONTENT — 1.2%
1,193,830	NEP Group, Inc.(c)	US0003M + 3.250%	3.7500	10/20/25	1,174,431
1,216,091	Univision Communications, Inc.(c)	US0003M + 2.750%	3.3370	03/15/24	1,213,178
					2,387,609
	FORESTRY, PAPER & WOOD PRODUCTS — 0.9%
819,625	LEB Holdings USA, Inc.(c)	US0001M + 3.750%	4.5000	11/02/27	811,171
958,273	Sylvamo Corporation(c)	US0001M + 4.500%	5.0000	09/13/28	942,700
					1,753,871
	HEALTH CARE FACILITIES & SERVICES — 5.5%
1,194,000	Bella Holding Company, LLC(c)	US0001M + 3.750%	4.5140	05/10/28	1,186,836
1,196,985	Cano Health, LLC(c)	US0001M + 4.000%	4.5070	11/23/27	1,183,818
200,693	Element Materials Technology Group US Holdings,(c)	TSFR1M + 4.250%	4.7830	04/04/29	200,359
1,252,432	Legacy LifePoint Health, LLC(c)	US0001M + 3.750%	4.4990	11/17/25	1,239,583
918,759	Milano Acquisition Corporation(c)	US0001M + 4.000%	5.0060	10/01/27	917,615
588,831	Option Care Health, Inc.(c)	US0001M + 2.750%	3.2500	10/18/28	587,453
1,193,830	Outcomes Group Holdings, Inc.(c)	US0003M + 3.250%	3.3820	10/24/25	1,179,278
1,209,524	Packaging Coordinators Midco, Inc.(c)	US0001M + 3.750%	4.2500	12/01/27	1,204,988
1,185,000	Phoenix Newco, Inc.(c)	US0001M + 3.500%	4.0000	11/15/28	1,178,429
1,193,985	Radnet Management, Inc.(c)	US0001M + 3.000%	3.7500	04/17/28	1,184,182
1,233,187	Upstream Newco, Inc.(c)	US0001M + 4.250%	5.0650	11/20/26	1,224,247
					11,286,788
	HOUSEHOLD PRODUCTS — 0.2%
450,450	Sunshine Luxembourg VII Sarl(c)	US0001M + 3.750%	4.5000	10/01/26	447,153

	INDUSTRIAL INTERMEDIATE PROD — 0.7%
1,431,821	Gates Global, LLC(c)	US0001M + 2.500%	3.2500	03/31/27	1,407,058

	INSTITUTIONAL FINANCIAL SERVICES — 0.5%
1,018,074	Deerfield Dakota Holding, LLC(c)	US0001M + 3.750%	4.7500	04/09/27	1,016,241

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	INSURANCE — 3.0%
584,081	Alliant Holdings Intermediate, LLC(c)	US0001M + 3.500%	4.0000	11/08/27	$580,907
762,880	Asurion, LLC(c)	US0001M + 3.250%	3.3710	12/23/26	746,989
668,908	Asurion, LLC(c)	US0001M + 3.250%	3.3590	07/30/27	654,693
355,000	Asurion, LLC(c)	US0001M + 5.250%	6.0140	01/31/28	345,016
365,000	Asurion, LLC(c)	US0001M + 5.250%	6.0140	01/19/29	354,689
1,196,977	Howden Group Holdings Ltd.(c)	US0001M + 3.250%	4.0000	11/12/27	1,187,252
1,193,955	HUB International Ltd.(c)	US0001M + 3.250%	4.0000	04/25/25	1,189,316
1,050,556	Sedgwick Claims Management Services, Inc.(c)	US0003M + 3.250%	3.3420	12/31/25	1,041,916
189,638	Sedgwick Claims Management Services, Inc.(c)	US0001M + 3.750%	3.8590	08/10/26	188,960
					6,289,738
	LEISURE FACILITIES & SERVICES — 9.6%
1,757,000	Aimbridge Acquisition Company, Inc.(c)	US0003M + 3.750%	4.5140	02/02/26	1,685,622
1,313,000	AMC Entertainment Holdings, Inc.(c)	US0003M + 3.000%	3.4880	04/22/26	1,175,837
1,197,000	Bally’s Corporation(c)	US0001M + 3.250%	3.7500	10/02/28	1,187,460
525,700	Carnival Corporation(c)	US0001M + 3.000%	3.7500	06/30/25	519,318
644,803	Carnival Corporation(c)	US0001M + 3.250%	4.0000	10/09/28	636,475
700,922	Fertitta Entertainment, LLC/NV(c)	SOFRRATE + 4.000%	4.7000	01/12/29	698,595
1,200,000	Fogo De Chao, Inc.(c)	US0003M + 4.250%	5.2500	04/07/25	1,184,100
691,525	Hilton Grand Vacations Borrower, LLC(c)	US0001M + 3.000%	3.5000	08/02/28	689,364
2,298,865	Hornblower Sub, LLC(c)	US0001M + 4.500%	5.5000	04/25/25	2,082,772
1,193,782	IRB Holding Corporation(c)	US0001M + 2.750%	3.7500	02/05/25	1,184,996
138,698	Motion Finco, LLC, Delayed Draw Term Loan B-DD(c)	US0001M + 3.250%	3.5040	11/04/26	136,141
1,055,310	Motion Finco, LLC, Term Loan B(c)	US0001M + 3.250%	4.2560	11/04/26	1,035,855
1,855,762	Playa Resorts Holding BV(c)	US0003M + 2.750%	3.7500	04/29/24	1,831,924
445,643	Scientific Games Corporation(c)	TSFR1M + 3.000%	3.5730	04/16/29	444,181
408,707	Scientific Games Holdings, L.P.(c)	SOFRRATE + 3.500%	4.4670	04/04/29	404,985
1,194,000	SeaWorld Parks & Entertainment, Inc.(c)	US0001M + 3.000%	3.5000	08/14/28	1,178,824
1,197,000	Whatabrands, LLC(c)	US0001M + 3.250%	3.7500	07/21/28	1,185,640
1,179,367	William Morris Endeavor Entertainment, LLC(c)	US0003M + 2.750%	2.9000	05/16/25	1,158,729
1,193,846	Wok Holdings, Inc.(c)	US0003M + 6.250%	6.3400	03/02/26	1,159,672
					19,580,490

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	LEISURE PRODUCTS — 0.6%
1,193,773	Varsity Brands Holding Company, Inc.(c)	US0003M + 3.500%	5.9830	12/16/24	$1,152,492

	MACHINERY — 2.6%
830,301	Alliance Laundry Systems, LLC(c)	US0001M + 3.500%	4.5210	10/08/27	827,188
1,196,893	CIRCOR International, Inc.(c)	US0001M + 5.500%	6.3033	12/18/28	1,174,451
638,171	Filtration Group Corporation(c)	US0003M + 3.000%	3.1210	03/31/25	629,929
288,101	Filtration Group Corporation(c)	US0001M + 3.500%	4.0000	10/20/28	284,860
1,193,985	Madison IAQ, LLC(c)	US0001M + 3.250%	3.7500	06/16/28	1,160,404
1,196,883	STS Operating, Inc.(c)	US0003M + 4.250%	5.2500	12/11/24	1,189,403
					5,266,235
	OIL & GAS PRODUCERS — 3.9%
264,142	AL GCX Holdings, LLC(c)	TSFR1M + 3.750%	4.2830	04/23/29	263,895
1,144,236	CQP Holdco, L.P.(c)	US0001M + 3.750%	4.2500	06/05/28	1,142,359
1,193,786	EG America, LLC(c)	US0003M + 4.000%	5.0060	02/06/25	1,170,334
1,514,832	Lucid Energy Group II Borrower, LLC(c)	US0001M + 4.250%	5.0000	11/24/28	1,503,789
1,197,057	Medallion Midland Acquisition, L.P.(c)	US0001M + 3.750%	4.5000	10/18/28	1,196,123
1,196,987	Oryx Midstream Services Permian Basin, LLC(c)	US0003M + 3.250%	3.7500	10/05/28	1,192,666
253,747	RelaDyne, Inc.(c)	SOFRRATE + 4.250%	4.7500	12/22/28	251,950
1,380,666	TransMontaigne Operating Company, L.P.(c)	US0001M + 3.500%	4.0000	11/17/28	1,377,214
					8,098,330
	OIL & GAS SERVICES & EQUIPMENT — 0.6%
1,167,014	ChampionX Holding, Inc.(c)	US0001M + 5.000%	6.0000	06/03/27	1,172,849
1,153	Paragon Offshore Ltd.(c)	US0003M + 2.750%	4.9180	07/09/21	—
					1,172,849
	REAL ESTATE INVESTMENT TRUSTS — 0.6%
1,197,000	Claros Mortgage Trust, Inc.(c)	US0001M + 4.500%	6.0000	08/10/26	1,194,008

	RETAIL - DISCRETIONARY — 4.1%
1,268,986	Bass Pro Group, LLC(c)	US0001M + 3.750%	5.0000	03/06/28	1,259,309
734,953	Hertz Corporation (The), Term Loan B(c)	US0001M + 3.250%	3.7500	06/30/28	733,164
139,557	Hertz Corporation (The), Term Loan C(c)	US0001M + 3.250%	3.7500	06/30/28	139,217
1,259,102	JP Intermediate B, LLC(c)	US0003M + 5.500%	6.5000	11/20/25	1,066,460
909,619	LBM Acquisition, LLC(c)	US0001M + 3.750%	4.5000	12/17/27	861,295

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	RETAIL - DISCRETIONARY — 4.1% (Continued)
1,193,970	Leslie’s Poolmart, Inc.(c)	US0001M + 2.500%	3.2500	03/09/28	$1,180,287
941,924	Mavis Tire Express Services TopCo, L.P.(c)	US0001M + 4.000%	4.7500	04/28/28	938,001
539,550	Petco Health & Wellness Company, Inc.(c)	US0001M + 3.250%	4.0000	03/03/28	535,166
517,400	PetSmart, Inc.(c)	US0003M + 3.750%	4.5000	02/11/28	513,778
1,200,063	Specialty Building Products Holdings, LLC(c)	US0001M + 3.750%	4.2500	10/05/28	1,141,938
					8,368,615

	SEMICONDUCTORS — 0.3%
576,770	Altar Bidco, Inc.(c)	SOFRRATE + 3.350%	3.8500	02/01/29	569,992
57,359	Altar Bidco, Inc.(c)	SOFRRATE + 5.600%	6.1000	02/01/30	56,714
					626,706

	SOFTWARE — 7.8%
1,106,560	Applied Systems, Inc.(c)	US0003M + 3.000%	3.7500	09/19/24	1,104,695
192,894	Applied Systems, Inc.(c)	US0001M + 5.500%	6.2500	09/19/25	193,238
190,624	athenahealth, Inc., Delayed Draw Term DD(c)	SOFRRATE + 3.500%	4.0000	02/15/29	188,360
1,124,682	athenahealth, Inc., Initial Term Loan(c)	SOFRRATE + 3.500%	4.0000	02/15/29	1,111,327
600,850	Barracuda Networks, Inc.(c)	US0003M + 3.750%	4.5000	02/12/25	600,538
1,195,199	Condor Merger Sub, Inc.(c)	US0001M + 4.000%	4.5000	03/01/29	1,165,319
596,954	Dcert Buyer, Inc.(c)	US0003M + 4.000%	4.1460	10/16/26	595,202
600,000	Dcert Buyer, Inc.(c)	US0001M + 7.000%	7.0900	02/16/29	595,251
1,195,830	Epicor Software Corporation(c)	US0001M + 3.250%	4.0000	07/30/27	1,189,798
564,300	Greeneden US Holdings II, LLC(c)	US0001M + 4.000%	4.7500	12/01/27	563,242
1,200,000	Helios Software Holdings, Inc.(c)	US0001M + 3.750%	3.9170	03/10/28	1,195,051
279,561	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 4.000%	4.5000	12/18/28	278,023
121,719	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 6.750%	7.2500	12/17/29	119,939
231,780	Mitnick Corporate Purchaser, Inc.(c)	TSFR1M + 4.750%	5.2830	04/20/29	231,548
1,193,878	Project Boost Purchaser, LLC(c)	US0003M + 3.500%	3.5900	06/01/26	1,177,092
1,187,025	Proofpoint, Inc.(c)	US0001M + 3.250%	3.7500	08/31/28	1,169,718
1,095,124	RealPage, Inc.(c)	US0001M + 3.250%	3.7500	04/24/28	1,079,556
785,092	Sophia, L.P.(c)	US0003M + 3.250%	4.5000	10/07/27	777,241
669,346	Sophia, L.P.(c)	SOFRRATE + 4.250%	4.7720	10/07/27	666,836
99,791	UKG, Inc.(c)	US0001M + 5.250%	6.2120	05/03/27	99,167
1,193,878	Ultimate Software Group, Inc. (The)(c)	US0003M + 3.750%	4.7560	05/04/26	1,189,651

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	SOFTWARE — 7.8% (Continued)
728,594	Waystar Technologies, Inc.(c)	US0001M+ 4.000%	4.1210	10/22/26	$728,823
					16,019,615
	SPECIALTY FINANCE — 0.3%
627,364	Apollo Commercial Real Estate Finance, Inc.(c)	US0001M + 3.500%	4.0000	03/10/28	621,091

	TECHNOLOGY HARDWARE — 1.6%
847,157	Everi Payments, Inc.(c)	US0001M + 2.500%	3.0000	08/03/28	842,392
1,193,830	VeriFone Systems, Inc.(c)	US0003M + 4.000%	4.4980	08/20/25	1,173,690
1,220,063	Viasat, Inc.(c)	SOFRRATE + 4.500%	5.0000	02/23/29	1,215,994
					3,232,076
	TECHNOLOGY SERVICES — 2.7%
178,650	ION Trading Finance Ltd.(c)	US0001M + 4.750%	4.9520	03/31/28	177,906
1,149,000	MoneyGram International, Inc.(c)	US0001M + 4.500%	5.0000	07/14/26	1,145,697
1,194,536	Peraton Corporation(c)	US0001M + 3.750%	4.5140	02/01/28	1,188,097
674,120	Tempo Acquisition, LLC(c)	US0001M + 3.000%	3.7500	08/31/28	670,540
1,222,233	Travelport Finance Luxembourg Sarl(c)	US0001M + 1.500%	2.5000	02/28/25	1,251,262
1,299,128	Travelport Finance Luxembourg Sarl(c)	US0003M + 5.000%	5.1320	05/29/26	1,101,940
					5,535,442
	TELECOMMUNICATIONS — 2.2%
619,125	Altice France S.A.(c)	US0003M + 2.750%	2.8710	07/31/25	609,129
762,786	Altice France S.A.(c)	US0003M + 3.690%	3.8710	02/02/26	756,711
226,775	Altice France S.A.(c)	US0003M + 4.000%	4.1980	08/14/26	225,571
868,665	CCI Buyer, Inc.(c)	US0001M + 4.000%	4.7500	12/17/27	857,538
1,193,909	Connect Finco S.A.RL(c)	US0001M + 3.500%	4.5000	12/11/26	1,188,685
2,271	Intelsat Jackson Holdings S.A.(c)	US0001M + 5.750%	8.0000	11/27/23	—
1,235	Intelsat Jackson Holdings S.A.	US0001M + 8.625%	8.6250	01/02/24	—
1,300,000	Telesat, LLC(c)	US0001M + 2.750%	2.9000	12/07/26	947,375
					4,585,009
	TRANSPORTATION & LOGISTICS — 4.1%
1,005,000	AAdvantage Loyalty IP Ltd.(c)	US0003M + 4.750%	5.8130	04/20/28	1,024,402
977,529	Air Canada(c)	US0001M + 3.500%	4.2500	08/11/28	969,954

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 75.8% (Continued)
	TRANSPORTATION & LOGISTICS — 4.1% (Continued)
474,573	American Airlines, Inc.(c)	US0003M + 2.000%	2.1260	12/14/23	$470,660
1,193,659	Kenan Advantage Group, Inc. (The)(c)	US0001M + 3.750%	4.5000	03/12/26	1,184,337
567,103	KKR Apple Bidco, LLC(c)	US0001M + 3.000%	3.5000	09/22/28	561,962
65,000	KKR Apple Bidco, LLC(c)	US0001M + 5.750%	6.2500	07/13/29	65,000
995,000	Mileage Plus Holdings, LLC(c)	US0003M + 5.250%	6.2500	06/21/27	1,034,054
1,230,642	PODS, LLC(c)	US0001M + 3.000%	3.7500	03/20/28	1,217,682
697,950	United Airlines, Inc.(c)	US0001M + 3.750%	4.5000	04/21/28	693,905
1,214,458	WestJet Airlines Ltd.(c)	US0003M + 3.000%	4.0000	12/11/26	1,177,878
					8,399,834
	WHOLESALE - DISCRETIONARY — 0.6%
1,193,846	Fastlane Parent Company, Inc.(c)	US0001M + 4.500%	4.5870	02/04/26	1,191,238

	TOTAL TERM LOANS (Cost $157,217,533)				155,548,986

Shares				Expiration Date
	RIGHT — 0.0%(f)
10,588	TRA Rights(a)			11/22/24	14,135
	TOTAL RIGHT (Cost $17,470)				14,135

	WARRANT — 0.1%
14,905	iHeartMedia, Inc.(a)			12/31/49	283,195
	TOTAL WARRANT (Cost $287,609)				283,195

	SHORT-TERM INVESTMENTS — 5.7%
	MONEY MARKET FUNDS - 5.7%
6,546,342	Fidelity Government Portfolio, Class I, 0.15% (Cost $6,546,342)(h)				6,546,342

	COLLATERAL FOR SECURITIES LOANED — 5.7%
5,170,455	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $5,170,455)(h),(i)				5,170,455

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Fair Value
TOTAL INVESTMENTS - 101.4% (Cost $212,919,300)	$208,295,441
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(2,918,036)
NET ASSETS - 100.0%	$205,377,405

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SOFRRATE	- United States SOFR Secured Overnight Financing Rate

TSFR1M	- TSFR1M

US0001M	- ICE LIBOR USD 1 Month

US0003M	- ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 33,335,370 or 16.2% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,020,253 at April 30, 2022.

(e)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Term Loans	74.7%	Exchange Traded Funds	2.1%
Asset Backed Securities	9.4%	Common Stocks	0.3%
Corporate Bonds	7.8%	Warrants	0.1%
Short-Term Investment	3.1%	Rights	0.0%
Collateral for Securities Loaned	2.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)

Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

High-yield bonds struggled over the fiscal six-month period ending April 30, 2022, as persistent inflation, rising interest rates, and geopolitical turmoil impacted the higher-risk asset class. Inflation remained elevated over the fiscal quarter, as energy prices reached levels not seen since 2013, with the price per barrel of crude oil hitting a high of $119.50. Geopolitical conflict between Russia and Ukraine squeezed the supply of oil and other key commodities, as western nations enacted sanctions against major Russian corporations and oligarchs. Given the surge in inflation, the Federal Reserve (the Fed) raised the federal funds rate for the first time since 2018. Minutes from the periodical Federal Open Market Committee (FOMC) meeting stressed a more hawkish tone from the Fed, leading many to believe monetary policy would tighten more quickly than anticipated. The 10-year U.S. Treasury yield ended the fiscal quarter at 2.93 percent, nearly 150 basis points higher than the prior fiscal quarter end. As a result, longer-dated investment-grade corporate and government bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, sold off 9.5 percent over the fiscal quarter, as their higher duration dragged down performance. Overseas, foreign bonds, as measured by the Bloomberg Global Aggregate ex-U.S. Bond Index, fared even worse, dropping 13.3 percent. High-yield bonds, as measured by the ICE BofA U.S. Cash Pay High Yield Index, were not as affected by the interest rate hikes given their shorter duration profile, losing 7.2 percent. Leveraged loans, as measured by Credit Suisse Leveraged Loan Index, outperformed the broader bond market, edging 0.6 percent higher, one of the few asset classes realizing a positive absolute return.

Allocation Review

The sector that contributed the most to performance over the fiscal quarter was the energy sector, as stellar credit selection, coupled with an overweight allocation, provided strong relative returns. The conflict between Russia and Ukraine, coupled with ongoing supply chain bottlenecks due to continued COVID cases, limited the supply of oil, further driving up the price per barrel. Also contributing to performance were the financial services and health care sectors, as sector allocation and strong credit selection helped performance. The consumer cyclicals sector detracted the most from performance Fund performance with poor issuer selection being the primary reason. The consumer cyclicals sector felt the affects of supply chain disruptions and inflation, as rising wages and input costs ate into profit margins. The real estate sector also detracted from relative performance, with issuer selection being the primary drag on Fund returns.

Holdings Insights

The largest contributor to Fund performance over the fiscal period was Premier Entertainment Sub, LLC / Premier Entertainment Finance Corporation 5.63% Due 9/1/2029 (7405HAA2) (holding weight*: 0.26 percent). Premier Entertainment is a wholly owned subsidiary of Bally’s Corporation, an operator of casinos, online sports betting, and regional sports networks. While online sports betting surged during the COVID pandemic, casino and sporting event traffic fell substantially. Loosening of COVID restrictions and pent-up demand caused an influx of traffic to Premier Entertainment’s entertainment centers. As COVID restrictions continue to ease and leisure returns to pre-pandemic levels, Premier Entertainment could be poised to benefit. Over the fiscal period, the Premier Entertainment bond rose 29.8 percent. Another contributor to performance over the fiscal period was MoneyGram International, Inc. 5.38% Due 8/1/2026 (60935YAA7) (holding weight*: 0.12 percent). MoneyGram International is a provider of cross-border peer-to-peer payments and money transfer services. Moneygram International benefitted from the ease in travel restrictions over the fiscal period, leading to an increase in cross -border transactions. Similar to the Premier Entertainment bonds, many believe that as COVID restrictions continue to come down, travel and cross-border spending could return to pre-pandemic levels. Over the fiscal period, the Moneygram International bond gained 6.8 percent. Within the materials sector, the Cleveland-Cliffs, Inc. 6.75%, Due 3/15/2026 (185899AG6) (holding weight*: 0.20 percent) bond added to relative Fund performance. Cleveland-Cliffs is one of the largest steel producers in North America. Like other commodities, the price of steel surged, as limited supply, largely attributed to the war between Russia and Ukraine, drove up demand. With inflation likely to remain elevated in the near future, many investors believe Cleveland-Cliffs could be well-positioned to benefit. Over the fiscal period, the Cleveland-Cliffs bond increased 18.0 percent.

The largest detractor to Fund performance over the fiscal period was Ford Motor Company 4.75%, Due 1/15/2043 (345370CQ1) (holding weight*: 1.00 percent). Ford Motor Company is a developer and distributor of automobiles, automobile parts, and accessories across North America, South America, Europe, and China. Given the increase in interest rates, these longer-dated bonds sold off over the fiscal period, as their higher duration weighed on returns. Additionally, rising costs have affected the automobile manufacturer’s bottom line, with negative earnings over the most recent fiscal quarter. The Ford Motor Company bond lost 13.2 percent over the fiscal period. Another detractor from Fund performance over the fiscal period was Altice Financing S.A. 5%, Due 1/15/2028 () (holding weight*: 1.03 percent) .. Altice Financing is a subsidiary of Altice USA, Inc., a provider of television, internet access, and telephone services. Over the fiscal period, Altice USA reported earnings that were in-line with expectations, however, provided weak guidance, as rising input costs would likely detract from future growth. Over the fiscal period, the Altice Financing bond dropped 31.1 percent. Within the materials sector, the Glatfelter Corporation 4.75%, Due 11/15/2029 (377320AA4) (holding weight*: 0.35 percent) bond also detracted from Fund performance. Glatfelter Corporation is a manufacturer and seller of engineered materials worldwide. Glatfelter reported earnings that came in below expectations, causing the credit to fall. Over the fiscal period, the Glatfelter Corporation bond fell 18.0 percent.

Sub-Adviser Outlook

While the current market environment poses many threats to the high-yield asset class, the Sub-Adviser believes there is still opportunity. Inflation remains well-above historical averages, however, has not curtailed spending as much as anticipated, as corporations have been able to pass the rising input costs onto the consumer. In addition, volatility has led to some significant dislocations in the market, with some sectors of the market appearing attractive. While volatility may persist as a result of the ongoing Russia-Ukraine conflict and perceived aggressive monetary tightening, opportunities may arise to benefit of the Sub-Adviser. As always, the Sub-Adviser will remain disciplined in their investment approach, seeking out those sectors and issuers in the market that provide the most attractive risk-adjusted returns.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(6.70)%	(5.07)%	3.31%	3.93%
Class A with load of 4.50%	(10.90)%	(9.64)%	2.13%	3.21%
Class A without load	(6.75)%	(5.35)%	3.07%	3.68%
Class C	(6.98)%	(5.79)%	2.58%	3.19%
Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	(7.45)%	(5.35)%	3.81%	4.86%
Morningstar High-Yield Bond Category	(6.57)%	(4.79)%	2.77%	4.14%

(a)	Total Returns are calculated based on traded NAVs.

Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 1.92% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares				Fair Value
	COMMON STOCKS — 0.7%
	OIL & GAS SERVICES & EQUIPMENT - 0.7%
2,500,244	Hi-Crush(a),(h)			$700,068

	TOTAL COMMON STOCKS (Cost $1,208,730)			700,068

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 96.9%
	AEROSPACE & DEFENSE — 1.0%
625,000	Moog, Inc.(b)	4.2500	12/15/27	582,747
451,000	Spirit AeroSystems, Inc.(b)	7.5000	04/15/25	458,259
				1,041,006
	ASSET MANAGEMENT — 0.6%
241,000	AG Issuer, LLC(b)	6.2500	03/01/28	235,906
441,000	NFP Corporation(b)	4.8750	08/15/28	401,915
				637,821
	AUTOMOTIVE — 1.5%
292,000	Dornoch Debt Merger Sub, Inc.(b)	6.6250	10/15/29	239,805
185,000	Ford Motor Company	3.2500	02/12/32	150,615
1,304,000	Ford Motor Company	4.7500	01/15/43	1,052,244
205,000	Ford Motor Credit Company, LLC	4.9500	05/28/27	199,891
				1,642,555
	BIOTECH & PHARMA — 1.2%
587,000	Grifols Escrow Issuer S.A.(b)	4.7500	10/15/28	536,424
200,000	Organon Finance 1, LLC(b),(c)	4.1250	04/30/28	185,546
589,000	Organon Finance 1, LLC(b)	5.1250	04/30/31	533,130
				1,255,100
	CABLE & SATELLITE — 4.8%
1,290,000	Altice Financing S.A.(b),(c)	5.0000	01/15/28	1,078,658
555,000	Block Communications, Inc.(b)	4.8750	03/01/28	519,727
236,000	CCO Holdings, LLC / CCO Holdings Capital(b)	5.5000	05/01/26	236,898
378,000	CCO Holdings, LLC / CCO Holdings Capital(b)	5.0000	02/01/28	360,548
825,000	CCO Holdings, LLC / CCO Holdings Capital(b),(c)	5.3750	06/01/29	782,777
590,000	CSC Holdings, LLC(b)	5.3750	02/01/28	542,800
535,000	CSC Holdings, LLC(b),(c)	5.7500	01/15/30	440,971
680,000	CSC Holdings, LLC(b)	4.6250	12/01/30	521,404

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	CABLE & SATELLITE — 4.8% (Continued)
610,000	Sirius XM Radio, Inc.(b),(c)	4.0000	07/15/28	$552,126
				5,035,909
	CHEMICALS — 1.9%
604,000	Consolidated Energy Finance S.A.(b)	5.6250	10/15/28	559,500
572,000	Methanex Corporation	5.1250	10/15/27	549,818
387,000	Minerals Technologies, Inc.(b)	5.0000	07/01/28	362,064
473,000	Trinseo Materials Operating SCA / Trinseo(b)	5.1250	04/01/29	416,845
90,000	Unifrax Escrow Issuer Corporation(b)	5.2500	09/30/28	79,362
				1,967,589
	COMMERCIAL SUPPORT SERVICES — 4.5%
400,000	Allied Universal Holdco, LLC / Allied Universal(b)	4.6250	06/01/28	354,464
200,000	Atlas LuxCompany 4 S.A.RL / Allied Universal(b)	4.6250	06/01/28	175,766
585,000	Brink’s Company (The)(b)	4.6250	10/15/27	555,018
344,000	Covanta Holding Corporation	5.0000	09/01/30	311,208
187,000	Covert Mergeco, Inc.(b)	4.8750	12/01/29	170,377
565,000	Deluxe Corporation(b)	8.0000	06/01/29	536,770
228,000	Garda World Security Corporation B(b)	4.6250	02/15/27	207,335
222,000	Garda World Security Corporation(b)	6.0000	06/01/29	184,238
578,000	Harsco Corporation(b)	5.7500	07/31/27	527,457
380,000	Korn Ferry(b)	4.6250	12/15/27	360,500
515,000	Prime Security Services Borrower, LLC / Prime B(b)	5.7500	04/15/26	494,647
505,000	Sotheby’s(b)	7.3750	10/15/27	498,132
580,000	TriNet Group, Inc.(b)	3.5000	03/01/29	526,463
				4,902,375
	CONSTRUCTION MATERIALS — 0.4%
505,000	Standard Industries, Inc.(b),(c)	3.3750	01/15/31	404,043

	CONSUMER SERVICES — 1.0%
600,000	PROG Holdings, Inc.(b)	6.0000	11/15/29	530,985
605,000	Rent-A-Center, Inc.(b),(c)	6.3750	02/15/29	527,820
				1,058,805
	CONTAINERS & PACKAGING — 1.9%
414,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b)	3.2500	09/01/28	361,788
580,000	Clydesdale Acquisition Holdings, Inc.(b)	6.6250	04/15/29	584,425

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	CONTAINERS & PACKAGING — 1.9% (Continued)
479,000	Crown Americas, LLC(b)	5.2500	04/01/30	$477,130
507,000	LABL, Inc.(b),(c)	5.8750	11/01/28	464,507
90,000	Sealed Air Corporation(b)	5.0000	04/15/29	89,445
				1,977,295
	ELECTRIC UTILITIES — 2.4%
451,000	Calpine Corporation(b)	5.0000	02/01/31	385,161
332,000	Calpine Corporation(b)	3.7500	03/01/31	280,235
165,000	Clearway Energy Operating, LLC(b)	3.7500	01/15/32	140,105
550,000	NextEra Energy Operating Partners, L.P.(b)	4.2500	07/15/24	545,881
510,000	NRG Energy Inc(b)	3.6250	02/15/31	425,388
785,000	Vistra Operations Company, LLC(b)	5.0000	07/31/27	748,654
				2,525,424
	ENGINEERING & CONSTRUCTION — 0.5%
557,000	VM Consolidated, Inc.(b)	5.5000	04/15/29	499,195

	ENTERTAINMENT CONTENT — 1.3%
695,000	Banijay Entertainment S.A.SU(b)	5.3750	03/01/25	684,083
735,000	Univision Communications, Inc.(b)	6.6250	06/01/27	737,749
				1,421,832
	FOOD — 2.6%
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(b)	7.8750	09/01/25	205,001
675,000	HLF Financing Sarl, LLC / Herbalife International,(b)	4.8750	06/01/29	544,192
210,000	Land O’ Lakes, Inc.(b)	7.0000	12/29/49	214,511
484,000	Land O’Lakes Capital Trust I(b)	7.4500	03/15/28	544,569
520,000	Pilgrim’s Pride Corporation(b)	5.8750	09/30/27	524,420
570,000	Post Holdings, Inc.(b)	4.5000	09/15/31	474,770
381,000	Simmons Foods, Inc./Simmons Prepared Foods,(b)	4.6250	03/01/29	344,350
				2,851,813
	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
454,000	Glatfelter Corporation(b)	4.7500	11/15/29	363,772

	GAS & WATER UTILITIES — 0.5%
615,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)	5.3750	04/01/26	557,353

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 2.7%
357,000	Acadia Healthcare Company, Inc.(b)	5.5000	07/01/28	$348,182
117,000	Acadia Healthcare Company, Inc.(b)	5.0000	04/15/29	111,022
280,000	Catalent Pharma Solutions, Inc.(b)	5.0000	07/15/27	271,617
342,000	CHS/Community Health Systems, Inc. B(b)	5.6250	03/15/27	326,401
382,000	DaVita, Inc.(b)	4.6250	06/01/30	333,014
597,000	HCA, Inc.	3.5000	09/01/30	536,727
452,000	Legacy LifePoint Health, LLC(b)	4.3750	02/15/27	418,663
360,000	Select Medical Corporation(b)	6.2500	08/15/26	357,887
215,000	Tenet Healthcare Corporation	4.6250	07/15/24	214,686
				2,918,199
	HOME CONSTRUCTION — 0.9%
361,000	Mattamy Group Corporation(b)	5.2500	12/15/27	338,215
210,000	Mattamy Group Corporation(b)	4.6250	03/01/30	179,024
475,000	PGT Innovations, Inc.(b)	4.3750	10/01/29	417,390
				934,629
	HOUSEHOLD PRODUCTS — 0.9%
600,000	Edgewell Personal Care Company(b)	4.1250	04/01/29	533,307
479,000	Energizer Holdings, Inc.(b)	4.3750	03/31/29	398,768
				932,075
	INDUSTRIAL SUPPORT SERVICES — 0.3%
375,000	Ahern Rentals, Inc.(b)	7.3750	05/15/23	354,375

	INSTITUTIONAL FINANCIAL SERVICES — 0.6%
725,000	Aretec Escrow Issuer, Inc.(b)	7.5000	04/01/29	676,073

	INSURANCE — 0.6%
274,000	NMI Holdings, Inc.(b)	7.3750	06/01/25	286,016
370,000	Ryan Specialty Group, LLC(b)	4.3750	02/01/30	337,914
				623,930
	INTERNET MEDIA & SERVICES — 0.3%
375,000	GrubHub Holdings, Inc.(b)	5.5000	07/01/27	321,139

	LEISURE FACILITIES & SERVICES — 9.1%
600,000	AMC Entertainment Holdings, Inc.(b),(c),(d)	10.0000	06/15/26	503,271

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	LEISURE FACILITIES & SERVICES — 9.1% (Continued)
289,000	Brinker International, Inc.(b)	5.0000	10/01/24	$288,718
530,000	Caesars Entertainment, Inc.(b)	6.2500	07/01/25	536,440
104,000	Carnival Corporation(b)	7.6250	03/01/26	102,039
835,000	Carnival Corporation(b),(c)	5.7500	03/01/27	757,511
127,000	Carnival Corporation(b)	6.0000	05/01/29	114,172
780,000	Carrols Restaurant Group, Inc.(b)	5.8750	07/01/29	595,674
575,000	CEC Entertainment Company, LLC(b),(c)	6.7500	05/01/26	541,225
442,000	Dave & Buster’s, Inc. B(b)	7.6250	11/01/25	459,136
211,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)	5.0000	06/01/29	190,756
555,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)	4.8750	07/01/31	485,434
629,000	Melco Resorts Finance Ltd.(b)	5.3750	12/04/29	506,477
710,000	NCL Corporation Ltd. B(b),(c)	3.6250	12/15/24	661,350
187,000	NCL Corporation Ltd.(b)	5.8750	03/15/26	172,976
243,000	NCL Corporation Ltd.(b)	7.7500	02/15/29	236,040
335,000	Premier Entertainment Sub, LLC / Premier(b)	5.6250	09/01/29	268,429
335,000	Premier Entertainment Sub, LLC / Premier(b)	5.8750	09/01/31	264,261
603,000	Royal Caribbean Cruises Ltd.(b)	4.2500	07/01/26	545,754
126,000	Royal Caribbean Cruises Ltd.(b)	5.5000	04/01/28	115,190
445,000	SeaWorld Parks & Entertainment, Inc.(b)	8.7500	05/01/25	466,525
630,000	SeaWorld Parks & Entertainment, Inc.(b)	5.2500	08/15/29	574,062
517,000	Wyndham Destinations, Inc.	5.7500	04/01/27	521,519
865,000	Wynn Macau Ltd.(b)	5.1250	12/15/29	683,090
				9,590,049
	MEDICAL EQUIPMENT & DEVICES — 0.3%
339,000	Embecta Corporation(b)	5.0000	02/15/30	306,527

	METALS & MINING — 3.2%
200,000	Cleveland-Cliffs, Inc.(b)	6.7500	03/15/26	209,745
301,000	Cleveland-Cliffs, Inc.(b)	4.6250	03/01/29	282,532
511,000	Constellium S.E.(b)	5.6250	06/15/28	489,952
573,000	FMG Resources August 2006 Pty Ltd.(b)	4.5000	09/15/27	543,628
555,000	Hudbay Minerals, Inc.(b)	6.1250	04/01/29	525,868
525,000	Mineral Resources Ltd.(b)	8.1250	05/01/27	534,025
154,000	Mineral Resources Ltd.(b)	8.0000	11/01/27	153,615

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	METALS & MINING — 3.2% (Continued)
180,000	Mineral Resources Ltd.(b)	8.5000	05/01/30	$178,875
480,000	Warrior Met Coal, Inc.(b)	7.8750	12/01/28	502,903
				3,421,143
	OIL & GAS PRODUCERS — 18.1%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(b)	5.7500	01/15/28	561,180
680,000	Antero Resources Corporation(b)	5.3750	03/01/30	665,411
405,000	Apache Corporation	4.3750	10/15/28	381,273
434,000	Apache Corporation	4.7500	04/15/43	376,094
854,000	Buckeye Partners, L.P.(b)	4.5000	03/01/28	780,505
800,000	California Resources Corporation(b)	7.1250	02/01/26	815,259
480,000	Civitas Resources, Inc.(b)	5.0000	10/15/26	456,636
296,000	DCP Midstream Operating, L.P.	5.6250	07/15/27	300,674
132,000	DCP Midstream Operating, L.P.(b)	6.7500	09/15/37	148,451
235,000	DCP Midstream Operating, L.P.	5.6000	04/01/44	225,016
331,000	DT Midstream, Inc.(b)	4.3750	06/15/31	297,011
498,000	Earthstone Energy Holdings, LLC(b)	8.0000	04/15/27	496,344
855,000	eG Global Finance plc(b)	6.7500	02/07/25	832,299
87,000	Endeavor Energy Resources, L.P. / EER Finance,(b)	5.7500	01/30/28	87,320
823,000	Genesis Energy, L.P. / Genesis Energy Finance	5.6250	06/15/24	808,119
325,000	Genesis Energy, L.P. / Genesis Energy Finance	6.5000	10/01/25	309,181
307,000	Genesis Energy, L.P. / Genesis Energy Finance	8.0000	01/15/27	301,503
677,000	Harvest Midstream I, L.P.(b)	7.5000	09/01/28	688,360
434,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)	5.7500	02/01/29	425,871
479,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)	6.0000	02/01/31	462,944
814,000	Holly Energy Partners, L.P. / Holly Energy Finance(b),(c)	5.0000	02/01/28	775,372
550,000	Howard Midstream Energy Partners, LLC(b)	6.7500	01/15/27	533,585
579,000	Independence Energy Finance, LLC(b)	7.2500	05/01/26	568,454
695,000	ITT Holdings, LLC(b)	6.5000	08/01/29	619,037
560,000	Murphy Oil Corporation	6.3750	07/15/28	570,360
405,000	Murphy Oil USA, Inc.	4.7500	09/15/29	384,307
650,000	NGL Energy Operating, LLC / NGL Energy Finance(b)	7.5000	02/01/26	612,492
425,000	NGL Energy Partners, L.P. / NGL Energy Finance(c)	6.1250	03/01/25	357,161
152,000	NuStar Logistics, L.P.	5.7500	10/01/25	151,413
379,000	NuStar Logistics, L.P.	6.3750	10/01/30	374,007

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	OIL & GAS PRODUCERS — 18.1% (Continued)
452,000	Oasis Petroleum, Inc.(b)	6.3750	06/01/26	$454,726
326,000	Occidental Petroleum Corporation	5.8750	09/01/25	335,216
503,000	Occidental Petroleum Corporation	6.3750	09/01/28	528,673
334,000	Occidental Petroleum Corporation(c)	3.5000	08/15/29	312,257
251,000	Occidental Petroleum Corporation	6.1250	01/01/31	264,154
518,000	PBF Holding Company, LLC / PBF Finance Corporation	6.0000	02/15/28	456,837
444,000	Rockcliff Energy II, LLC(b)	5.5000	10/15/29	431,291
514,000	Southwestern Energy Company	5.3750	02/01/29	508,428
344,000	Southwestern Energy Company	5.3750	03/15/30	340,104
60,000	Southwestern Energy Company	4.7500	02/01/32	56,874
600,000	Strathcona Resources Ltd.(b)	6.8750	08/01/26	581,304
701,000	Venture Global Calcasieu Pass, LLC(b)	3.8750	08/15/29	640,577
				19,276,080
	OIL & GAS SERVICES & EQUIPMENT — 2.1%
663,000	Archrock Partners, L.P. / Archrock Partners(b),(c)	6.8750	04/01/27	664,922
480,000	Nabors Industries Ltd.(b)	7.2500	01/15/26	469,750
434,000	Nabors Industries, Inc.(b)	7.3750	05/15/27	443,333
338,000	USA Compression Partners, L.P. / USA Compression	6.8750	04/01/26	331,688
337,000	Weatherford International Ltd.(b)	6.5000	09/15/28	340,707
				2,250,400
	PUBLISHING & BROADCASTING — 0.8%
735,000	Belo Corporation	7.7500	06/01/27	829,771

	REAL ESTATE INVESTMENT TRUSTS — 2.0%
595,000	CTR Partnership, L.P. / CareTrust Capital(b)	3.8750	06/30/28	539,316
600,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b)	3.3750	06/15/26	551,804
302,000	Service Properties Trust	5.2500	02/15/26	269,186
300,000	Service Properties Trust	4.7500	10/01/26	258,404
46,000	Service Properties Trust	5.5000	12/15/27	41,573
57,000	Service Properties Trust	3.9500	01/15/28	45,267
165,000	Service Properties Trust	4.9500	10/01/29	132,097
374,000	Service Properties Trust(c)	4.3750	02/15/30	287,509
				2,125,156

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS — 0.5%
438,000	Kennedy-Wilson, Inc.(c)		4.7500	03/01/29	$404,651
119,000	Kennedy-Wilson, Inc.		4.7500	02/01/30	107,851
					512,502
	REAL ESTATE SERVICES — 0.5%
541,000	Cushman & Wakefield US Borrower, LLC(b)		6.7500	05/15/28	552,429

	RENEWABLE ENERGY — 0.3%
300,000	EnerSys(b)		4.3750	12/15/27	280,536

	RETAIL - CONSUMER STAPLES — 0.4%
440,000	Albertsons Companies Inc / Safeway Inc / New(b)		4.6250	01/15/27	412,601

	RETAIL - DISCRETIONARY — 2.8%
371,000	Asbury Automotive Group, Inc.(b)		4.6250	11/15/29	334,520
462,000	Carvana Company(b),(c)		5.5000	04/15/27	370,616
133,000	Carvana Company(b),(c)		5.8750	10/01/28	105,969
230,000	Carvana Company(b),(c)		4.8750	09/01/29	167,756
460,000	Gap, Inc. (The)(b)		3.6250	10/01/29	374,900
145,000	Gap, Inc. (The)(b)		3.8750	10/01/31	115,855
598,000	Hertz Corporation (The)(b),(c)		5.0000	12/01/29	522,526
600,000	Metis Merger Sub, LLC(b)		6.5000	05/15/29	522,784
569,000	Park River Holdings, Inc.(b)		6.7500	08/01/29	456,345
					2,971,271
	SOFTWARE — 1.6%
765,000	Condor Merger Sub, Inc.(b)		7.3750	02/15/30	685,329
585,000	Minerva Merger Sub, Inc.(b),(c)		6.5000	02/15/30	539,297
595,000	Rackspace Technology Global, Inc.(b)		3.5000	02/15/28	515,380
					1,740,006
	SPECIALTY FINANCE — 8.4%
570,000	AerCap Global Aviation Trust(b),(e)	US0003M + 4.300%	6.5000	06/15/45	554,941
555,000	Alliance Data Systems Corporation(b)		4.7500	12/15/24	539,108
625,000	Apollo Commercial Real Estate Finance, Inc.(b)		4.6250	06/15/29	544,556
660,000	Burford Capital Global Finance, LLC(b),(c)		6.2500	04/15/28	650,771
831,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	636,783

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	SPECIALTY FINANCE — 8.4% (Continued)
559,000	Credit Acceptance Corporation	6.6250	03/15/26	$565,901
643,000	Curo Group Holdings Corporation(b)	7.5000	08/01/28	536,162
215,000	Enova International, Inc.(b)	8.5000	09/01/24	216,006
430,000	Enova International, Inc. B(b)	8.5000	09/15/25	428,431
512,000	FirstCash, Inc.(b)	4.6250	09/01/28	466,583
211,000	FirstCash, Inc.(b)	5.6250	01/01/30	196,597
418,000	Genworth Mortgage Holdings, Inc.(b)	6.5000	08/15/25	417,808
324,000	goeasy Ltd.(b)	4.3750	05/01/26	301,310
682,000	Ladder Capital Finance Holdings LLLP / Ladder(b)	4.2500	02/01/27	627,740
483,000	LFS Topco, LLC(b)	5.8750	10/15/26	447,669
475,000	Pattern Energy Operations, L.P. / Pattern Energy(b)	4.5000	08/15/28	444,750
342,000	Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc.(b)	3.6250	03/01/29	292,863
567,000	Scientific Games Holdings, L.P./Scientific Games(b)	6.6250	03/01/30	539,421
345,000	Starwood Property Trust, Inc.	4.7500	03/15/25	340,862
125,000	Starwood Property Trust, Inc.(b)	3.6250	07/15/26	114,200
80,000	Starwood Property Trust, Inc.(b)	4.3750	01/15/27	74,716
				8,937,178
	STEEL — 1.1%
470,000	Allegheny Technologies, Inc.(c)	4.8750	10/01/29	428,266
287,000	Cleveland-Cliffs, Inc.	6.2500	10/01/40	278,186
542,000	Commercial Metals Company(c)	3.8750	02/15/31	478,484
				1,184,936
	TECHNOLOGY HARDWARE — 1.6%
585,000	Imola Merger Corporation(b)	4.7500	05/15/29	544,796
254,000	NCR Corporation(b)	5.1250	04/15/29	243,943
405,000	Seagate HDD Cayman	4.0910	06/01/29	360,009
605,000	TTM Technologies, Inc.(b),(c)	4.0000	03/01/29	530,152
				1,678,900
	TECHNOLOGY SERVICES — 3.0%
610,000	Ahead DB Holdings, LLC(b)	6.6250	05/01/28	537,596
680,000	ION Trading Technologies Sarl(b)	5.7500	05/15/28	637,541
120,000	MoneyGram International, Inc.(b)	5.3750	08/01/26	121,946
1,080,000	MPH Acquisition Holdings, LLC(b),(c)	5.7500	11/01/28	940,373
65,000	Nielsen Finance, LLC / Nielsen Finance Company(b)	5.6250	10/01/28	63,080

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.9% (Continued)
	TECHNOLOGY SERVICES — 3.0% (Continued)
402,000	Nielsen Finance, LLC / Nielsen Finance Company(b)	5.8750	10/01/30	$387,620
520,000	Paysafe Finance plc / Paysafe Holdings US(b)	4.0000	06/15/29	424,492
				3,112,648
	TELECOMMUNICATIONS — 4.1%
345,000	Altice France S.A.(b)	5.1250	07/15/29	292,632
1,035,000	Altice France S.A.(b)	5.5000	10/15/29	883,513
175,000	CenturyLink, Inc.(b)	5.1250	12/15/26	157,809
680,000	Connect Finco S.A.RL / Connect US Finco, LLC(b)	6.7500	10/01/26	662,093
535,000	Hughes Satellite Systems Corporation	6.6250	08/01/26	533,309
690,000	Iliad Holding S.A.SU(b)	7.0000	10/15/28	653,323
505,000	Lumen Technologies, Inc.(b)	5.3750	06/15/29	412,716
558,000	Telesat Canada / Telesat, LLC(b)	4.8750	06/01/27	380,193
136,000	Telesat Canada / Telesat, LLC(b)	6.5000	10/15/27	58,300
360,000	Zayo Group Holdings, Inc.(b)	6.1250	03/01/28	301,973
				4,335,861
	TRANSPORTATION & LOGISTICS — 2.9%
435,000	American Airlines Group, Inc.(b),(c)	3.7500	03/01/25	388,879
1,065,000	American Airlines, Inc.(b)	11.7500	07/15/25	1,226,806
650,000	Cargo Aircraft Management, Inc.(b)	4.7500	02/01/28	611,848
110,000	United Airlines Holdings, Inc.(c)	4.8750	01/15/25	106,281
271,000	United Airlines, Inc.(b)	4.3750	04/15/26	261,922
510,000	United Airlines, Inc.(b),(c)	4.6250	04/15/29	468,662
				3,064,398
	TRANSPORTATION EQUIPMENT — 0.4%
380,000	JB Poindexter & Company, Inc.(b)	7.1250	04/15/26	381,189

	WHOLESALE - CONSUMER STAPLES — 1.0%
675,000	C&S Group Enterprises, LLC(b)	5.0000	12/15/28	575,461
450,000	Performance Food Group, Inc.(b),(c)	5.5000	10/15/27	436,448
				1,011,909
	TOTAL CORPORATE BONDS (Cost $110,770,871)			102,877,797

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 11.9%
12,614,458	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $12,614,458)(f),(g)	$12,614,458

	TOTAL INVESTMENTS - 109.5% (Cost $124,594,059)	$116,192,323
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.5)%	(10,050,963)
	NET ASSETS - 100.0%	$106,141,360

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

US0003M	- ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 86,200,143 or 81.2% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $12,254,114 at April 30, 2022.

(d)	Payment-in-kind

(e)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(h)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.66% of net assets. The total value of these securities is $700,068.

Portfolio Composition * - (Unaudited)
B1	16.9%	Other/Not Rated	7.1%
B2	16.1%	Ba1	6.0%
Ba3	15.8%	Caa1	5.7%
Collateral for Securities Loaned	10.9%	Caa2	2.4%
B3	9.6%	Baa3	0.5%
Ba2	8.6%	Caa3	0.4%
		Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)

Message from the Sub-Adviser (Stone Harbor Investment Partners LP)

Asset Class Recap

Fixed income markets across the globe declined to begin the fiscal year amid elevated inflation, the emergence of the omicron variant, and hawkish developed markets central banks, prompting interest rates to rise. The persistent theme of rising interest rates continued in the most recent quarter as the conflict between Ukraine and Russia and the uncertain impact on the global economy forced several central banks to shift toward tighter monetary policy than previously anticipated. Although rising interest rates in the U.S. have been top-of-mind for fixed-income investors, it is not the only marketplace seeing adverse effects on bond prices. Foreign fixed income has seen rate increases and adjustments to yields as its local bond markets react to the increasing benchmark rates set by U.S. Treasury bonds. Duration on foreign bonds was approximately 7.7 years, which is higher than U.S. investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index. Therefore, foreign bonds did not provide a safe haven from the adverse effects of the 138 basis point rise in the 10-year U.S. Treasury bond yield. However, the decline experienced by foreign bonds, as measured by the Bloomberg Global Bond ex U.S. Index, was 5.4 percent during the fiscal six -month period, which was less negative than the 9.5 percent decline experienced by U.S. investment-grade bonds. The sell-off was more pronounced in the historically more volatile foreign high-yield bonds, as measured by the Bloomberg Pan -European High-Yield Total Return Index Unhedged, and emerging market debt, as measured by the Bloomberg Emerging Markets USD Aggregate Total Return Index Unhedged, which tumbled 14.6 percent and 13.3 percent, respectively. During the first six months of the fiscal year, the strength of the U.S. Dollar persisted as it increased 7.3 percent against a broad basket of currencies, as measured by the Bloomberg Dollar Spot Index, exacerbating foreign currency losses.

Allocation Review

To begin the fiscal period, the Fund continued to hold an approximate 55 percent allocation to emerging market debt and 45 percent allocation to developed markets and maintained an approximate 53 percent allocation to high-yield bonds. The Sub-Adviser reduced the allocation to emerging market debt to approximately 52 percent during the fiscal period, with the remaining 48 percent dedicated to developed markets. Additionally, the Sub -Adviser added to the high-yield bond exposure, resulting in an allocation of 55 percent. The allocation to emerging markets debt and high -yield bonds represented the most significant allocation differences between the Fund and the benchmark index. These off -benchmark allocations represented the largest detraction from Fund performance over the six -month period. The Sub -Adviser also maintained an overall duration of more than one year lower than the benchmark index, close to 6.8 years instead of the benchmark index duration of 7.7 years. As rates increased overall during the fiscal period, the lower duration aided the Fund’s relative performance. Still, the positive impact was not enough to offset the declines in emerging markets debt and high yield bonds. During the first six months of the fiscal year, the Fund did not hold any derivatives that materially affected performance.

Holdings Insights

Emerging markets debt was one of the worst-performing sectors over the most recent fiscal six-month period, across both emerging market sovereign bonds as well as emerging market corporate. One of the most meaningful country allocations within this sector was to China. Over the fiscal period, Chinese bonds sold off as the country’s “Covid-Zero” policy weighed on economic growth. The strict mandate possibly caused the Peoples Bank of China to fail to deliver on its promises of supportive government policy and its overhaul of its indebted property sector. Chinese bonds held during the period included China SCE Group Holdings Ltd. 7% 5/2/2025 (G21190AG1) (holding weight*: 0.80 percent), a residential property developer, and Wanda Properties International Company Ltd. 7.25% 1/29/2024 (G9429CAA8) (holding weight*: 2.01 percent), a multinational conglomerate based in China, both of which detracted from performance. China SCE declined 8.9 percent, while Wanda Properties lost 8.5 percent. The Fund’s exposure to Latin America included both sovereign and corporate bonds. Specifically, the Fund held YPF S.A. 17.9%, Due 07/28/2025 (984245AL4) (holding weight*: 1.49 percent), an Argentina state -owned energy company, increased 7.5 percent. The Fund also held Mexican Bonos 7.75% 11/13/2042 (B7V21L1) (holding weight*: 0.40 percent), which is a bond issued by the Mexican government. During the most recent six-month period, the Mexican Bonos declined 8.1 percent.

As Pan-European high-yield bonds also struggled during the six-month period, the sector also had a meaningful impact on the Fund’s absolute and relative performance. The most significant detraction from Fund performance within the sector and accounting for a meaningful percentage of the Fund’s overall decline during the period were credits adversely impacted by Russia’s invasion of Ukraine. This includes VF Ukraine PAT via VFU Funding plc 6.2%, Due 02/11/2025 (984245AL4) (holding weight*: 1.49 percent), a special purpose entity with the purpose of issuing debt securities to repay existing credit facilities, and the Development Bank of the Republic of Belarus JSC 6.75%, Due 05/2/2024 (BK4PGF7) (holding weight*: 0.05 percent), a development bank in Belarus. These credits tumbled 47.4 percent and 91.3 percent over the six -month period. High-yield credits in Western Europe also detracted from performance. Perrigo Finance Unlimited Company 3.15% 6/15/2030 (71429MAC9) (holding weight*: 0.49 percent), an Ireland-based manufacturer of private label over-the-counter pharmaceuticals, declined 9.1 percent.

Outside of Europe, the Fund continued to have a meaningful allocation to Japanese corporate and government bonds. This exposure detracted from Fund performance as surging inflation weighed on the country’s economy. During the six-month period, it was revealed that the country recorded its largest current account deficit in eight years amid a jump in oil import costs, highlighting the country’s dependence on imports of commodities and raw materials. Subsequently, Japanese business confidence worsened for the first time in almost two years in the most recent fiscal quarter. During the period, the Fund held Nomura Holdings, Inc. 1.653%, Due 07/14/2026 (65535HAW9) (holding weight*: 0.37 percent), a Japanese financial holding company, and the Japan Government Thirty Year Bond 0.5%, Due 09/20/2046 (BD8CPW5) (holding weight*: 0.22 percent). These bonds closed the fiscal period 8.1 percent and 6.1 percent lower.

Sub-Adviser Outlook

The Sub -Adviser is cautiously optimistic for the coming quarter and the remainder of the fiscal year. The widespread and indiscriminate sell-off in global markets has created numerous opportunities across fixed-income markets. The Sub -Adviser believes that retaining the flexibility to invest in both emerging and developed markets, as well as both corporate bonds and sovereign debt, will allow the Fund to take advantage of the dispersion. Although the Sub-Adviser sees tremendous value in the market, they are mindful of the lingering risks and will take advantage of the dislocation only when they have clarity in rate markets. As many developed countries’ central banks have begun the process of raising interest rates, the Sub -Adviser continues to evaluate both the sovereign debt as well as the corporate offerings within each country and recognizes that many companies may have the flexibility to navigate their own recovery while their country of domicile struggles. The Sub-adviser also believes that bond markets have nearly priced in the future rate rises announced by major central banks and is prepared to close the duration gap relative to the benchmark if they view them as fully priced in.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

				Annualized
			Annualized	Since Inception
	Six Month	One Year	Five Years	(11/1/13)
Class N	(10.09)%	(10.00)%	(0.65)%	(1.62)%
Class A with load of 4.50%	(14.17)%	(14.23)%	(1.81)%	(2.15)%
Class A without load	(10.10)%	(10.22)%	(0.91)%	(1.62)%
Class C	(10.38)%	(10.72)%	(1.40)%	(2.13)%
Bloomberg Global Aggregate Bond ex-US Index Hedged	(5.39)%	(5.29)%	1.74%	2.97%
Morningstar Global Bond Category	(9.95)%	(11.29)%	0.39%	0.76%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Global ex US Aggregate Bond Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.78% for Class N, 2.53% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.1%
	RESIDENTIAL MORTGAGE — 0.1%
52,376 EUR	Bankinter 10 FTA (a)	EUR003M + 0.160%	0.0001	06/21/43	$54,762
21,349 EUR	Fondo de Titulizacion de Activos Santander (a)	EUR003M + 0.150%	0.0001	01/18/49	22,270
	TOTAL ASSET BACKED SECURITIES (Cost $78,349)				77,032

	CORPORATE BONDS — 65.7%
	AEROSPACE & DEFENSE — 0.6%
250,000 EUR	Airbus S.E.		2.3750	06/09/40	236,737
100,000 EUR	Rolls-Royce plc		4.6250	02/16/26	106,365
					343,102
	ASSET MANAGEMENT — 1.0%
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	291,414
300,000 USD	UBS Group A.G. (b),(c), (d)	H15T1Y + 0.850%	1.4940	08/10/27	266,701
					558,115
	AUTOMOTIVE — 2.3%
200,000 EUR	Clarios Global, L.P. / Clarios US Finance Company		4.3750	05/15/26	202,557
300,000 EUR	Daimler A.G.		0.7500	02/08/30	288,364
200,000 USD	Hyundai Capital America (b)		1.0000	09/17/24	186,423
325,000 USD	Nissan Motor Acceptance Company, LLC (b)		1.8500	09/16/26	282,361
40,000 USD	Uzauto Motors AJ (b)		4.8500	05/04/26	34,500
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	205,773
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	94,008
					1,293,986
	BANKING — 7.4%
250,000 EUR	AIB Group plc		2.2500	07/03/25	265,786
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	325,143
715,000 USD	Banco Mercantil del Norte S.A. (b),(c)	H15T5Y + 4.967%	6.7500	09/27/68	691,298
200,000 USD	Banco Santander S.A. (c)	H15T1Y + 2.000%	4.1750	03/24/28	194,449
300,000 EUR	Banque Federative du Credit Mutuel S.A.		2.6250	03/18/24	325,276
350,000 USD	Barclays plc		4.8360	05/09/28	345,161
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	235,698
250,000 USD	Danske Bank A/S (b),(c)	H15T1Y + 1.350%	1.6210	09/11/26	227,528
250,000 USD	Deutsche Bank AG/New York NY (c)	SOFRRATE + 1.870%	2.1290	11/24/26	227,435
175,000 USD	HSBC Holdings plc (c), (d)	SOFRRATE + 1.538%	1.6450	04/18/26	162,437
100,000 USD	HSBC Holdings PLC (c)	SOFRRATE + 1.290%	1.5890	05/24/27	89,060

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	BANKING — 7.4% (Continued)
300,000 USD	Mizuho Financial Group, Inc.		2.5640	09/13/31	$249,100
250,000 EUR	Natwest Group plc (c)	EUR003M + 1.080%	1.7500	03/02/26	260,395
150,000 USD	Standard Chartered plc (b),(c)	H15T5Y + 2.300%	3.2650	02/18/36	126,623
150,000 USD	Standard Chartered plc (b), (d)		5.7000	03/26/44	146,392
300,000 USD	Sumitomo Mitsui Financial Group, Inc.		2.1420	09/23/30	245,808
					4,117,589
	BEVERAGES — 1.3%
300,000 EUR	Anheuser-Busch InBev S.A./NV		1.1500	01/22/27	308,307
200,000 EUR	Pernod Ricard S.A.		1.5000	05/18/26	210,229
200,000 EUR	Primo Water Holdings, Inc.		3.8750	10/31/28	193,650
					712,186
	BIOTECH & PHARMA — 3.0%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	276,631
225,000 USD	CSL Finance plc (b)		4.7500	04/27/52	222,464
250,000 GBP	GlaxoSmithKline Capital plc		1.2500	10/12/28	287,378
100,000 EUR	Grifols S.A.		2.2500	11/15/27	95,650
300,000 EUR	Mylan N.V.		3.1250	11/22/28	312,433
100,000 EUR	Nidda BondCompany GmbH		5.0000	09/30/25	95,230
100,000 EUR	Nidda Healthcare Holding GmbH		3.5000	09/30/24	98,041
300,000 USD	Perrigo Finance Unlimited Company (d)		3.1500	06/15/30	270,005
					1,657,832
	CABLE & SATELLITE — 0.9%
200,000 EUR	UPCB Finance VII Ltd.		3.6250	06/15/29	196,161
100,000 GBP	Virgin Media Secured Finance plc		4.2500	01/15/30	109,391
100,000 EUR	Ziggo Bond Company BV(b)		3.3750	02/28/30	88,321
100,000 EUR	Ziggo BV		2.8750	01/15/30	91,020
					484,893
	CHEMICALS — 1.2%
100,000 EUR	Chemours Company (The)		4.0000	05/15/26	99,043
100,000 EUR	INEOS Quattro Finance 1 plc		3.7500	07/15/26	96,637
190,000 EUR	INEOS Quattro Finance 1 plc (b)		3.7500	07/15/26	183,609
200,000 EUR	Nobian Finance BV (b)		3.6250	07/15/26	187,562
100,000 EUR	Solvay Finance S.A.CA (c)	EUSA5 + 5.223%	5.8690	06/03/68	108,161
					675,012

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	CONSTRUCTION MATERIALS — 0.8%
486,000 USD	Cemex S.A.B. de C.V. (b),(c)	H15T5Y + 4.534%	5.1250	09/08/69	$444,690

	CONTAINERS & PACKAGING — 1.2%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh		3.0000	09/01/29	172,848
200,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	216,436
100,000 EUR	Smurfit Kappa Treasury ULC		1.5000	09/15/27	101,248
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	202,793
					693,325
	ELEC & GAS MARKETING & TRADING — 0.5%
250,000 EUR	Orsted A/S		1.5000	11/26/29	255,093

	ELECTRIC UTILITIES — 4.6%
69,000 USD	Comision Federal de Electricidad (b), (d)		4.6880	05/15/29	64,230
1,000,000 USD	Eskom Holdings SOC Ltd. (b)		6.7500	08/06/23	976,463
95,000 USD	Eskom Holdings SOC Ltd. (b)		7.1250	02/11/25	91,024
158,000 USD	Eskom Holdings SOC Ltd. (b)		8.4500	08/10/28	152,453
64,020 USD	Greenko Dutch BV (b)		3.8500	03/29/26	58,444
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	209,764
180,000 USD	Inkia Energy Ltd. (b)		5.8750	11/09/27	170,663
250,000 EUR	innogy Finance BV		1.0000	04/13/25	260,808
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	309,042
8,000 USD	Perusahaan Perseroan Persero PT Perusahaan Listrik		3.3750	02/05/30	7,120
233,000 USD	Star Energy Geothermal Darajat II / Star Energy (b)		4.8500	10/14/38	223,328
					2,523,339
	ELECTRICAL EQUIPMENT — 1.1%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	361,930
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	195,638
					557,568
	ENGINEERING & CONSTRUCTION — 1.5%
613,000 USD	IHS Holding Ltd. (b)		6.2500	11/29/28	580,860
248,000 USD	IHS Netherlands Holdco BV (b)		8.0000	09/18/27	250,703
					831,563
	ENTERTAINMENT CONTENT — 0.3%
185,000 EUR	Banijay Group S.A.S		6.5000	03/01/26	188,949

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	FOOD — 1.5%
338,000 USD	Adecoagro S.A. (b)		6.0000	09/21/27	$332,415
495,000 USD	Minerva Luxembourg S.A. (b)		4.3750	03/18/31	411,458
100,000 EUR	Sigma Holdco BV		5.7500	05/15/26	77,786
					821,659
	FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
100,000 EUR	WEPA Hygieneprodukte GmbH		2.8750	12/15/27	88,189

	HOUSEHOLD PRODUCTS — 0.3%
100,000 EUR	Energizer Gamma Acquisition BV (b)		3.5000	06/30/29	88,276
110,000 EUR	Energizer Gamma Acquisition BV		3.5000	06/30/29	97,104
					185,380
	INDUSTRIAL INTERMEDIATE PROD — 0.7%
407,000 USD	HTA Group Ltd./Mauritius (b)		7.0000	12/18/25	403,699

	INDUSTRIAL SUPPORT SERVICES — 0.3%
100,000 EUR	Loxam S.A.S		3.7500	07/15/26	101,674
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	91,488
					193,162
	INSTITUTIONAL FINANCIAL SERVICES — 0.5%
225,000 USD	Nomura Holdings, Inc.		1.6530	07/14/26	202,420
75,000 USD	Nomura Holdings, Inc.		2.7100	01/22/29	66,879
					269,299
	INSURANCE — 0.9%
200,000 EUR	Allianz S.E. (c)	EUR003M + 3.350%	3.0990	07/06/47	215,140
250,000 EUR	NN Group N.V.		1.6250	06/01/27	260,013
					475,153
	INTERNET MEDIA & SERVICES — 0.1%
39,000 USD	Prosus N.V. (b)		3.0610	07/13/31	30,846

	LEISURE FACILITIES & SERVICES — 1.8%
215,000 EUR	Carnival Corporation		7.6250	03/01/26	227,624
100,000 EUR	Gamma Bidco SpA (b)		5.1250	07/15/25	101,958
100,000 EUR	Gamma Bidco SpA		6.2500	07/15/25	104,013
200,000 EUR	International Game Technology plc		3.5000	06/15/26	205,580

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	LEISURE FACILITIES & SERVICES — 1.8% (Continued)
100,000 EUR	Motion Finco Sarl		7.0000	05/15/25	$108,885
140,000 GBP	Stonegate Pub Company Financing 2019 plc (b)		8.2500	07/31/25	178,699
73,000 USD	Studio City Finance Ltd. (b)		6.0000	07/15/25	61,665
					988,424
	MEDICAL EQUIPMENT & DEVICES — 0.5%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	271,852

	METALS & MINING — 1.6%
10,000 USD	Corp Nacional del Cobre de Chile		3.0000	09/30/29	9,014
106,000 USD	Endeavour Mining plc (b)		5.0000	10/14/26	97,471
71,000 USD	First Quantum Minerals Ltd. B (b)		6.8750	03/01/26	71,457
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	289,658
40,000 USD	Indika Energy Capital IV Pte Ltd. (b)		8.2500	10/22/25	40,250
79,000 USD	Indonesia Asahan Aluminium Persero PT (b)		6.7570	11/15/48	82,715
26,000 USD	Indonesia Asahan Aluminium Persero PT (b)		5.8000	05/15/50	23,645
63,000 USD	Vedanta Resources Finance II plc (b)		8.9500	03/11/25	59,965
204,000 USD	Vedanta Resources Ltd. (b)		6.3750	07/30/22	203,879
					878,054
	OIL & GAS PRODUCERS — 8.7%
57,000 USD	AI Candelaria Spain SLU (b)		7.5000	12/15/28	55,324
250,000 USD	Cenovus Energy, Inc.		3.7500	02/15/52	201,371
200,000 EUR	eG Global Finance plc		6.2500	10/30/25	206,875
97,000 USD	Geopark Ltd. (b)		5.5000	01/17/27	87,191
223,000 USD	Gran Tierra Energy International Holdings Ltd. (b)		6.2500	02/15/25	206,599
80,000 USD	Gran Tierra Energy, Inc. (b)		7.7500	05/23/27	74,125
28,000 USD	KazMunayGas National Company JSC (b)		4.7500	04/19/27	26,950
114,000 USD	KazMunayGas National Company JSC (b)		5.7500	04/19/47	103,673
92,000 USD	MC Brazil Downstream Trading S.A.RL (b)		7.2500	06/30/31	80,500
22,000 USD	Oil and Gas Holding Company BSCC (The) (b)		7.6250	11/07/24	23,071
100,000 USD	Pertamina Persero PT (b)		2.3000	02/09/31	83,973
80,000 USD	Petroleos del Peru S.A.		5.6250	06/19/47	58,268
122,000 USD	Petroleos Mexicanos (b)		6.7000	02/16/32	105,078
120,000 USD	Petroleos Mexicanos		6.7000	02/16/32	103,636
189,000 USD	Petroleos Mexicanos (d)		6.6250	06/15/35	153,611

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	OIL & GAS PRODUCERS — 8.7% (Continued)
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	10,054
159,000 USD	Petroleos Mexicanos		7.6900	01/23/50	124,905
571,000 USD	SierraCol Energy Andina, LLC (b)		6.0000	06/15/28	504,178
166,000 USD	Sinopec Group Overseas Development 2018 Ltd.		2.3000	01/08/31	143,724
1,623,000 USD	Tullow Oil plc (b)		7.0000	03/01/25	1,326,031
305,000 USD	Tullow Oil plc (b)		10.2500	05/15/26	303,204
988,000 USD	YPF S.A. (b), (d)		8.5000	07/28/25	812,773
					4,795,114
	OIL & GAS SERVICES & EQUIPMENT — 0.6%
373,913 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	339,643

	PUBLISHING & BROADCASTING — 0.5%
250,000 EUR	Informa plc		2.1250	10/06/25	262,773

	REAL ESTATE OWNERS & DEVELOPERS — 5.2%
636,000 USD	China SCE Group Holdings Ltd.
700,000 USD	China SCE Group Holdings Ltd.		7.3750	04/09/24	438,841
500,000 USD	Theta Capital Pte Ltd.		7.0000	05/02/25	437,500
250,000 USD	Theta Capital Pte Ltd.		8.1250	01/22/25	502,500
1,300,000 USD	Wanda Properties International Company Ltd.		6.7500	10/31/26	236,000
200,000 USD	Wanda Properties Overseas Ltd.		7.2500	01/29/24	1,098,403
			6.9500	12/05/22	181,500
					2,894,744
	REIT — 0.7%
400,000 USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	398,000

	RENEWABLE ENERGY — 0.9%
439,000 USD	Aydem Yenilenebilir Enerji A/S (b)		7.7500	02/02/27	362,790
125,000 USD	Investment Energy Resources Ltd. (b)		6.2500	04/26/29	123,531
					486,321
	RETAIL - CONSUMER STAPLES — 0.8%
100,000 GBP	Bellis Acquisition Company plc (b)		3.2500	02/16/26	110,665
100,000 GBP	Bellis Finco plc (b)		4.0000	02/16/27	105,257
200,000 EUR	Quatrim S.A.SU		5.8750	01/15/24	206,709
					422,631

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	SEMICONDUCTORS — 0.5%
150,000 USD	TSMC Arizona Corporation		4.5000	04/22/52	$150,729
150,000 USD	TSMC Global Ltd. (b)		1.0000	09/28/27	129,038
					279,767
	SPECIALTY FINANCE — 0.3%
184,000 USD	Studio City Finance Ltd. (b)		6.5000	01/15/28	144,681

	STEEL — 1.6%
132,000 USD	CSN Inova Ventures (b)		6.7500	01/28/28	131,227
1,374,000 USD	Metinvest BV (b)		7.7500	10/17/29	769,441
					900,668
	TELECOMMUNICATIONS —4.1%
100,000 EUR	Altice France Holding S.A. (b)		8.0000	05/15/27	107,138
100,000 EUR	Altice France S.A. (b)		2.1250	02/15/25	97,976
110,000 EUR	Altice France S.A. (b)		4.2500	10/15/29	100,394
250,000 EUR	Deutsche Telekom International Finance BV		0.8750	01/30/24	263,581
378,000 USD	Digicel International Finance Ltd./Digicel (b)		8.7500	05/25/24	373,657
180,000 USD	Millicom International Cellular S.A. (b)		5.1250	01/15/28	170,993
300,000 EUR	Orange S.A.		2.0000	01/15/29	319,183
210,000 EUR	SoftBank Group Corporation		2.8750	01/06/27	189,111
100,000 EUR	Telefonica Europe BV (c)	EUSA6 + 4.107%	4.3750	03/14/68	107,412
300,000 USD	TELUS Corporation		3.4000	05/13/32	275,471
250,000 USD	VF Ukraine PAT via VFU Funding plc (b)		6.2000	02/11/25	138,125
100,000 EUR	Vodafone Group plc (c)	EUSA5 + 3.002%	2.6250	08/27/80	98,776
					2,241,817
	TOBACCO & CANNABIS — 0.5%
300,000 USD	BAT Capital Corporation		4.7000	04/02/27	298,073

	TRANSPORTATION & LOGISTICS — 5.3%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	211,129
64,000 USD	DP World plc (b)		5.6250	09/25/48	64,328
6,000 USD	DP World plc (b)		4.7000	09/30/49	5,364
1,245,000 USD	DP World Salaam (c)	H15T5Y + 5.750%	6.0000	01/01/70	1,265,873
662,000 USD	Gol Finance S.A. (b)		7.0000	01/31/25	567,535

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.7% (Continued)
	TRANSPORTATION & LOGISTICS — 5.3% (Continued)
300,000 USD	Gol Finance S.A. (b)		8.0000	06/30/26	$263,373
100,000 GBP	Heathrow Finance plc		6.2500	03/03/25	125,660
100,000 GBP	Heathrow Funding Ltd.		7.1250	02/14/24	133,343
100,000 EUR	International Consolidated Airlines Group S.A.		3.7500	03/25/29	91,174
218,000 USD	Simpar Europe S.A. (b)		5.2000	01/26/31	179,036
					2,906,815
	TOTAL CORPORATE BONDS (Cost $41,673,082)				36,314,006

	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	GOVERNMENT GUARANTEED — 0.1%
33,600 USD	Brazil Minas SPE via State of Minas Gerais (b)		5.3330	02/15/28	33,971

	GOVERNMENT OWNED, NO GUARANTEE — 0.3%
200,000 USD	Development Bank of the Republic of Belarus JSC		6.7500	05/02/24	25,000
162,000 USD	Gabon Government International Bond (b)		7.0000	11/24/31	147,504
					172,504
	LOCAL AUTHORITY — 0.4%
150,000 CAD	Province of British Columbia Canada		3.2000	06/18/44	107,649
250,000 CAD	Province of Ontario Canada		2.8000	06/02/48	164,468
					272,117
	NON U.S. TREASURY — 12.7%
860,000 AUD	Australia Government Bond		1.2500	05/21/32	510,167
105,000,000 CLP	Bonos de la Tesoreria de la Republica en pesos		4.5000	03/01/26	114,273
1,120,000 BRL	Brazilian Government International Bond		8.5000	01/05/24	215,015
550,000 CAD	Canadian Government Bond		2.2500	06/01/29	414,489
516,900,000 COP	Colombian TES		6.0000	04/28/28	107,169
1,120,000 EGP	Egypt Government Bond		13.7650	01/05/24	60,292
1,060,000 EGP	Egypt Government Bond		14.4830	04/06/26	56,958
1,800,000,000 IDR	Indonesia Treasury Bond		9.0000	03/15/29	138,339
3,088,000,000 IDR	Indonesia Treasury Bond		7.0000	09/15/30	211,983
930,000,000 IDR	Indonesia Treasury Bond		8.2500	06/15/32	69,334
755,000,000 IDR	Indonesia Treasury Bond		8.3750	03/15/34	56,554
76,000 EUR	Ireland Government Bond		5.4000	03/13/25	91,064

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	NON U.S. TREASURY — 12.7% (Continued)
50,000 EUR	Ireland Government Bond		0.9000	05/15/28	52,201
130,000 EUR	Ireland Government Bond		1.3000	05/15/33	132,501
240,000 EUR	Italy Buoni Poliennali Del Tesoro		4.5000	03/01/24	270,316
750,000 EUR	Italy Buoni Poliennali Del Tesoro		2.8000	12/01/28	820,621
640,000 EUR	Italy Buoni Poliennali Del Tesoro (b)		2.4500	09/01/33	654,344
180,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	08/01/39	241,438
235,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	09/01/40	317,601
6,150,000 JPY	Japan Government Forty Year Bond		0.8000	03/20/58	44,676
17,000,000 JPY	Japan Government Thirty Year Bond		1.5000	03/20/45	149,520
17,150,000 JPY	Japan Government Thirty Year Bond		0.5000	09/20/46	121,925
2,909,000 MXN	Mexican Bonos		7.5000	06/03/27	133,706
4,990,000 MXN	Mexican Bonos		7.7500	11/13/42	211,771
100,000 EUR	Portugal Obrigacoes do Tesouro OT		4.1250	04/14/27	120,230
3,730,000 ZAR	Republic of South Africa Government Bond		7.0000	02/28/31	192,872
995,000 ZAR	Republic of South Africa Government Bond		6.2500	03/31/36	42,960
10,370,000 RUB	Russian Federal Bond - OFZ		7.4000	12/07/22	9,629
3,820,000 RUB	Russian Federal Bond - OFZ		6.9000	05/23/29	3,547
21,770,000 RUB	Russian Federal Bond - OFZ		7.7000	03/23/33	20,214
350,000 EUR	Spain Government Bond		1.2500	10/31/30	355,528
170,000 EUR	Spain Government Bond		4.2000	01/31/37	225,945
250,000 EUR	Spain Government Bond		2.7000	10/31/48	277,289
300,000 GBP	United Kingdom Gilt		4.5000	09/07/34	478,982
4,720,000 UYU	Uruguay Government International Bond		9.8750	06/20/22	114,179
					7,037,632
	SOVEREIGN — 13.8%
22,000 USD	Abu Dhabi Government International Bond (b)		3.8750	04/16/50	20,864
85,000 USD	Angolan Government International Bond (b)		8.7500	04/14/32	80,655
175,000 USD	Angolan Government International Bond (b)		9.1250	11/26/49	155,239
1,007,000 USD	Argentine Republic Government International Bond (e)		0.5000	07/09/30	320,075
478,000 USD	Argentine Republic Government International Bond (e)		1.1250	07/09/35	136,947
17,000 USD	Argentine Republic Government International Bond (e)		2.0000	01/09/38	6,147
117,000 USD	Argentine Republic Government International Bond (e)		2.5000	07/09/41	39,371
63,000 USD	Bahrain Government International Bond (b)		7.0000	01/26/26	67,275
26,000 USD	Bahrain Government International Bond (b)		7.0000	10/12/28	27,364

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	SOVEREIGN — 13.8% (Continued)
22,000 USD	Bahrain Government International Bond (b)		5.6250	09/30/31	$20,372
100,000 EUR	Banque Centrale de Tunisie International Bond		5.6250	02/17/24	73,438
100,000 EUR	Banque Centrale de Tunisie International Bond (b)		6.3750	07/15/26	67,140
14,000 USD	Bermuda Government International Bond		2.3750	08/20/30	12,355
28,000 USD	Bermuda Government International Bond		3.3750	08/20/50	23,015
68,000 USD	Brazilian Government International Bond		4.6250	01/13/28	66,428
82,000 USD	Brazilian Government International Bond		4.5000	05/30/29	77,859
22,000 USD	Brazilian Government International Bond (d)		3.7500	09/12/31	19,019
10,000 USD	Brazilian Government International Bond		4.7500	01/14/50	7,593
41,000 USD	Chile Government International Bond		2.4500	01/31/31	35,900
211,000 USD	Chile Government International Bond		2.5500	07/27/33	176,648
3,000 USD	Chile Government International Bond		4.3400	03/07/42	2,743
8,000 USD	Chile Government International Bond		3.2500	09/21/71	5,479
100,000 EUR	Colombia Government International Bond		3.8750	03/22/26	106,372
50,000 USD	Colombia Government International Bond		4.5000	03/15/29	45,495
62,000 USD	Colombia Government International Bond		3.0000	01/30/30	49,745
76,000 USD	Colombia Government International Bond		3.1250	04/15/31	59,394
12,000 USD	Colombia Government International Bond		7.3750	09/18/37	12,405
60,000 USD	Colombia Government International Bond		6.1250	01/18/41	53,046
14,000 USD	Colombia Government International Bond		5.6250	02/26/44	11,333
130,000 USD	Colombia Government International Bond		3.8750	02/15/61	83,189
6,390,000 CZK	Czech Republic Government Bond		1.0000	06/26/26	235,742
224,000 USD	Dominican Republic International Bond (b)		4.8750	09/23/32	189,016
45,000 USD	Dominican Republic International Bond (b)		6.0000	02/22/33	41,029
82,000 USD	Dominican Republic International Bond (b)		7.4500	04/30/44	79,750
26,000 USD	Dominican Republic International Bond		6.4000	06/05/49	22,151
101,000 USD	Dominican Republic International Bond (b)		5.8750	01/30/60	77,175
35,000 USD	Dominican Republic International Bond		5.8750	01/30/60	26,744
52,074 USD	Ecuador Government International Bond (b),(f)		0.0000	07/31/30	28,454
59,000 USD	Ecuador Government International Bond (b),(e)		5.0000	07/31/30	48,103
20,000 USD	Ecuador Government International Bond (e)		1.0000	07/31/35	12,556
387,060 USD	Ecuador Government International Bond (b),(e)		1.0000	07/31/35	242,990
23,000 USD	Ecuador Government International Bond (e)		0.5000	07/31/40	12,576
94,000 USD	Egypt Government International Bond (b)		5.2500	10/06/25	83,568

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	SOVEREIGN — 13.8% (Continued)
102,000 USD	Egypt Government International Bond (b)		7.6000	03/01/29	$86,981
29,000 USD	Egypt Government International Bond (b)		7.0530	01/15/32	22,422
63,000 USD	Egypt Government International Bond (b)		7.3000	09/30/33	47,347
52,000 USD	Egypt Government International Bond (b)		8.7000	03/01/49	38,180
128,000 USD	Egypt Government International Bond (b)		8.8750	05/29/50	94,707
79,000 USD	Egypt Government International Bond (b)		8.1500	11/20/59	55,081
26,000 USD	El Salvador Government International Bond (b)		5.8750	01/30/25	12,541
16,000 USD	El Salvador Government International Bond		8.2500	04/10/32	6,600
140,000 USD	Finance Department Government of Sharjah (b)		3.6250	03/10/33	123,549
62,000 USD	Finance Department Government of Sharjah (b)		4.0000	07/28/50	46,465
17,000 USD	Ghana Government International Bond (b)		6.3750	02/11/27	11,609
49,000 USD	Ghana Government International Bond (b)		7.8750	03/26/27	34,538
103,000 USD	Ghana Government International Bond (b)		7.7500	04/07/29	65,841
27,000 USD	Ghana Government International Bond (b)		7.6250	05/16/29	17,147
63,000 USD	Ghana Government International Bond (b)		8.6270	06/16/49	36,698
124,000 USD	Ghana Government International Bond (b)		8.9500	03/26/51	72,118
37,000 USD	Guatemala Government Bond (b)		5.3750	04/24/32	36,986
31,000 USD	Guatemala Government Bond		5.3750	04/24/32	30,988
64,000 USD	Hungary Government International Bond (b)		2.1250	09/22/31	51,415
113,000 EUR	Ivory Coast Government International Bond		5.2500	03/22/30	107,141
123,000 EUR	Ivory Coast Government International Bond (b)		5.8750	10/17/31	116,348
189,000 USD	Kenya Government International Bond (b)		8.0000	05/22/32	163,335
54,000 USD	Lebanon Government International Bond (g)		6.1000	10/04/22	6,604
66,000 USD	Lebanon Government International Bond (g)		6.3750	03/09/23	7,920
459,000 USD	Lebanon Government International Bond (g)		8.2500	04/12/23	56,800
72,000 USD	Lebanon Government International Bond (g)		6.4000	05/26/23	8,550
317,000 USD	Lebanon Government International Bond (g)		6.1500	06/19/23	38,832
56,000 USD	Lebanon Government International Bond (g)		6.7500	11/29/27	6,790
81,000 USD	Lebanon Government International Bond (g)		6.8500	05/25/29	9,619
175,000 USD	Lebanon Government International Bond (g)		6.6500	02/26/30	21,046
100,000 EUR	Mexico Government International Bond		1.6250	04/08/26	102,306
22,000 USD	Mexico Government International Bond		4.7500	04/27/32	21,595
56,000 USD	Mexico Government International Bond		6.0500	01/11/40	57,861
33,000 USD	Mexico Government International Bond		5.0000	04/27/51	29,475

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	SOVEREIGN — 13.8% (Continued)
34,000 USD	Mexico Government International Bond		3.7710	05/24/61	$23,904
200,000 USD	Mozambique International Bond (b),(e)		5.0000	09/15/31	174,730
21,000 USD	Nigeria Government International Bond (b)		8.3750	03/24/29	19,647
211,000 USD	Nigeria Government International Bond (b)		7.8750	02/16/32	177,767
21,000 USD	Nigeria Government International Bond (b)		7.3750	09/28/33	16,857
200,000 USD	Nigeria Government International Bond		7.6250	11/28/47	143,200
152,000 USD	Nigeria Government International Bond (b)		8.2500	09/28/51	115,520
139,000 USD	Oman Government International Bond (b)		7.3750	10/28/32	153,277
91,000 USD	Oman Government International Bond (b)		6.5000	03/08/47	83,544
40,000 USD	Oman Government International Bond (b)		6.7500	01/17/48	37,610
133,000 USD	Pakistan Government International Bond (b)		6.0000	04/08/26	109,113
9,000 USD	Panama Government International Bond		3.1600	01/23/30	8,193
269,000 USD	Panama Government International Bond		2.2520	09/29/32	216,082
77,000 USD	Papua New Guinea Government International Bond (b)		8.3750	10/04/28	66,567
69,000 USD	Peruvian Government International Bond		2.8440	06/20/30	61,739
86,000 USD	Peruvian Government International Bond		2.7830	01/23/31	74,806
121,000 USD	Philippine Government International Bond		2.4570	05/05/30	107,993
26,000 USD	Philippine Government International Bond		7.7500	01/14/31	32,525
65,000 USD	Qatar Government International Bond (b)		3.7500	04/16/30	65,807
67,000 USD	Qatar Government International Bond (b)		4.4000	04/16/50	68,075
21,538 USD	Republic of Angola Via Avenir II BV (a)	US0006M + 7.500%	7.8450	07/01/23	21,754
164,286 USD	Republic of Angola Via Avenir Issuer II Ireland		6.9270	02/19/27	156,893
156,000 USD	Republic of Armenia International Bond (b)		3.6000	02/02/31	116,620
4,020,000 ZAR	Republic of South Africa Government Bond		8.5000	01/31/37	210,593
43,000 USD	Republic of South Africa Government International		7.3000	04/20/52	40,372
11,000 EUR	Romanian Government International Bond		2.8750	03/11/29	10,810
105,000 EUR	Romanian Government International Bond (b)		3.3750	02/08/38	85,802
19,000 EUR	Romanian Government International Bond (b)		2.7500	04/14/41	13,492
10,000 EUR	Romanian Government International Bond (b)		2.8750	04/13/42	7,095
25,000 EUR	Romanian Government International Bond (b)		4.6250	04/03/49	22,036
150,000 USD	Saudi Government International Bond (b)		2.2500	02/02/33	130,383
111,000 EUR	Senegal Government International Bond (b)		4.7500	03/13/28	110,386
117,000 EUR	Senegal Government International Bond (b)		5.3750	06/08/37	95,875
102,000 USD	Serbia International Bond (b)		2.1250	12/01/30	76,554

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.9%
	SOVEREIGN — 13.8% (Continued)
56,000 USD	Ukraine Government International Bond (b)		7.7500	09/01/25	$19,040
97,000 USD	Ukraine Government International Bond (b)		7.7500	09/01/26	33,090
139,000 USD	Ukraine Government International Bond (b)		7.3750	09/25/32	44,848
14,000 USD	Zambia Government International Bond (b)		5.3750	09/20/22	10,086
87,000 USD	Zambia Government International Bond (b)		8.9700	07/30/27	65,203
					7,636,082
	SUPRANATIONAL — 0.6%
200,000 EUR	European Investment Bank		1.1250	09/15/36	192,927
670,000 BRL	International Finance Corporation		4.6000	01/27/23	130,062
					322,989
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $18,712,622)				15,475,295

Shares
	COLLATERAL FOR SECURITIES ON LOAN — 3.5%

1,931,628	Mount Vernon Prime Portfolio, 0.45% (Cost $1,931,628)(h)				1,931,628

	TOTAL INVESTMENTS – 97.2% (Cost $62,395,681)				$53,797,961
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%				1,545,478
	NET ASSETS - 100.0%				$55,343,439

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(i)	Depreciation
9	CBOT 10 Year US Treasury Note	06/21/2022	$1,072,404	$(65,674)
10	Eurex 30 Year Euro BUXL Future	06/08/2022	1,803,206	(343,273)
24	Long Gilt Future	06/28/2022	3,574,198	(137,253)
8	TSE Japanese 10 Year Bond Futures	06/13/2022	9,224,486	(81,262)
	TOTAL FUTURES CONTRACTS			$(627,462)

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Appreciation
64	CBOT 5 Year US Treasury Note	06/30/2022	$7,211,008	$318,492
8	Eurex 10 Year Euro BUND Future	06/08/2022	1,295,845	114,209
	TOTAL FUTURES CONTRACTS			$432,701

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Euro	05/06/2022	Barclay	224,662	$236,965	$(6,119)
British Pound	05/11/2022	JP Morgan Chase	270,000	339,493	(13,793)
Euro	05/16/2022	JP Morgan Chase	970,000	1,023,569	(29,238)
Japanese Yen	05/18/2022	Capstone Global Markets	39,069,999	301,245	(9,190)
Euro	05/27/2022	Capstone Global Markets	460,000	485,635	(7,512)
				$2,386,907	$(65,852)

To Sell:
Euro	05/06/2022	Barclay	6,508,819	$6,865,289	$304,711
Egyptian Pound	05/26/2022	JP Morgan Chase	2,211,000	119,590	(1,890)
Australian Dollar	07/21/2022	Barclay	726,100	513,651	6,603
British Pound	07/21/2022	Capstone Global Markets	1,056,900	1,329,379	16,031
Canadian Dollar	07/21/2022	Capstone Global Markets	887,600	690,694	4,149
Euro	07/21/2022	JP Morgan Chase	11,236,200	11,899,867	201,836
Japanese Yen	07/21/2022	Barclay	49,694,800	384,314	5,515
				$21,802,784	$536,955

Total					$471,103

				Local Currency	Local Currency
		Settlement		Amount	Amount Purchased	U.S. Dollar Market	U.S. Dollar Market	Unrealized
Foreign Currency		Date	Counterparty	Purchased Buy	Sell	Value Buy	Value Sell	Depreciation
To Buy:	To Sell:
Euro	British Pound	7/21/2022	JP Morgan Chase	836,278	707,500	885,672	(889,900)	$(4,228)
				836,278	707,500	$885,672	$889,900	$(4,228)

Total								$(4,228)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Societe Anonyme

EUR003M	Euribor 3 Month ACT/360

EUSA5	EUR SWAP ANN (VS 6M) 5Y

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

EUSA6	EUR SWAP ANN (VS 6M) 6Y

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0006M	ICE LIBOR USD 6 Month

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Columbian Peso

CZK	Czech Koruna

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

RUB	Russian Ruble

USD	US Dollars

UYU	Uruguayan Peso

ZAR	South African Rand

(a)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 20,699,402 or 37.5% of net assets.

(c)	Variable rate security, the rate shown represents the rate on April 30, 2022.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,872,590 at April 30, 2022.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2022.

(f)	Zero coupon bond.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)
United States	56.3%	South Africa	0.8%
Europe	31.1%	Brazil	0.6%
Great Britain	3.9%	Japan	0.6%
Canada	1.9%	Mexico	0.6%
Australia	1.0%	Other Countries**	2.3%
Indonesia	0.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

**	Includes Collateral for Securities Loaned as of April 30, 2022.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

Large cap value stocks rose to begin the fiscal year as investors rotated away from growth stocks and towards value stocks in anticipation of the Federal Reserve hiking interest rates. Not only can many sectors within the large cap value asset class thrive in a rising rate environment, the present value of the stocks within the index declines at a substantially slower pace than their growth counterparts. However, large cap value stocks reversed course as investors grew increasingly concerned with escalating tensions between Russia and Ukraine and a more hawkish than anticipated Federal Reserve. Comments from Federal Reserve Chair reiterated the bank’s commitment to fighting inflation and signaled six potential further rate hikes with the Fed Funds rate forecast to reach 1.9 percent by year-end and that the balance sheet could be scaled back from early summer. These market headwinds increased in intensity during the most recent fiscal quarter in reaction to Russia invading Ukraine. In reaction, the U.S. imposed a myriad of severe sanctions, banned transactions with the Russian central bank, and in collaboration with other major governments, has sought to stop it from deploying foreign reserves. Albeit overlooked, investors digested largely encouraging earnings reports, but unfortunately it was not enough to divert investors’ attention from the war in Europe, broad-based and persistent inflation, and the prominent shift in domestic monetary policy from easing to tightening. For the six-month period ending April 30, 2022, large cap value stocks, as measured by the Russell 1000 Value Index, gave back 4.0 percent, holding up relatively better than large cap growth stocks, as measured by the Russell 1000 Growth Index, which tumbled 17.8 percent

Allocation Review

The Sub-Adviser investment philosophy is centered on the belief that alpha generation is driven by bottom-up stock selection rather than taking large sector bets. With that being said, one of the largest sector contributors during the fiscal period was the manufacturing sector, as strong security selection meaningfully outweighed the slight detraction from the sector allocation. Within the sector, aerospace and defense stocks shined amid escalating geopolitical tensions. The participation of Western countries in providing military aid to Ukraine has provided a tailwind for companies in the industry. Another sector that positively contributed to Fund performance over the period was the health care sector as both security selection and the Fund’s overweight positioning aided positive Fund performance. Although the energy sector was the strongest positive contributor to Fund performance, the Fund’s underweight positioning resulted in it being one of the largest detractors from the Fund’s relative performance to the benchmark. From an absolute perspective, the worst-performing sector over the fiscal period was the financials sector, with security selection and the Fund’s overweight position detracting from Fund performance.

Holding Insights

Some of the most significant contributors to Fund performance came from the aerospace and defense industry within the manufacturing sector. These positions included Lockheed Martin Corporation (LMT) (holding weight**: 0.67 percent), a global security and aerospace company, and Raytheon Technologies Corporation (RTX) (holding weight*: 0.73 percent), a company that engages in the provision of aerospace and defense systems and services for commercial, military, and government customers. These stocks rose during the fiscal period amid escalating tensions in Eastern Europe and multiple countries committing to increase defense spending. In particular, the United States announced a 4 percent increase in defense spending. Additionally, Germany stated that it would almost double its military expenditures, including buying fighter planes made in the U.S. for the first time in decades. During the fiscal quarter, LMT rose 36.3 percent and RTX added 8.0 percent. Strong contributors over the fiscal period also came from pharmaceutical companies within the healthcare sector. Bristol-Myers Squibb Company (BMY) (holding weight*: 1.76 percent), a multinational pharmaceutical company, and AmerisourceBergen Corporation (ABC) (holding weight*: 1.49 percent), an American drug wholesale company, benefited from robust earnings reports thanks to the COVID tailwind that spurred an acceleration of innovation in vaccines. Over the fiscal period, BMY jumped 31.0 percent and ABC added 24.9 percent.

Some of the Fund’s largest detractors from absolute performance over the fiscal period were from the financial sector. The financial sector strongly contributed to Fund performance early in the fiscal year amid expectations that higher interest rates would contribute to the bottom line. However, this sector sold off as recession fears increased, companies lowered guidance, and many investors potentially underestimated the impact of higher interest rates on book values. Within the Fund, JPMorgan Chase & Company (JPM) (holding weight*: 2.34 percent), an American multinational investment bank and financial services holding company, and Wells Fargo & Company (WFC) (holding weight*: 1.49 percent), an American multinational financial services company, detracted from Fund performance as they declined 28.8 percent and 14.0 percent, respectively. Although the energy sector rose sharply during the fiscal period, the Sub-Adviser’s weighting to the sector resulted in one of the largest detractions from relative Fund performance. For example, the Fund held ConocoPhillips (COP) (holding weight*: 2.63 percent), an American multinational corporation engaged in hydrocarbon exploration and production, contributed to Fund performance by rising 29.6 percent, but Chevron Corp. (CVX) (not held), an American multinational energy corporation, contained within the index surged 43.4 percent over the same time period.

Sub-Adviser Outlook

The Sub-Adviser believes that the positions within the Fund exhibit attractive valuations and are resilient enough to navigate the complex environment ahead. However, they may be susceptible to tail risk as the market faces numerous risks, including record levels of inflation, continued supply chain disruptions, an unpredictable war in eastern Europe, and the tightening of monetary policy. Despite these headwinds, the Sub-Adviser will continue to implement its disciplined investment process to identify companies that have the potential to exceed investors’ expectations. The Sub-Adviser recognizes that it cannot add value for clients without taking risk. Its focus is on identifying what the Sub-Adviser considers intelligent risks – the risks that are most likely to contribute to outperforming the benchmark and least likely to cause unnecessary volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	(5.02)%	2.80%	9.46%	10.03%
Class A with load of 5.75%	(10.58)%	(3.33)%	7.89%	9.10%
Class A without load	(5.11)%	2.58%	9.18%	9.75%
Class C	(5.48)%	1.82%	8.37%	8.93%
Russell 1000 Value Index	(3.94)%	1.32%	9.06%	11.17%
Morningstar Large Cap Value Category	(2.33)%	3.08%	9.33%	10.37%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.10% for Class N, 2.10% for Class C and 1.35% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.5%
	AEROSPACE & DEFENSE - 2.1%
8,990	L3Harris Technologies, Inc.	$2,088,017
11,600	Raytheon Technologies Corporation	1,100,956
		3,188,973
	ASSET MANAGEMENT - 2.3%
2,530	BlackRock, Inc.	1,580,440
29,778	Charles Schwab Corporation (The)	1,975,175
		3,555,615
	AUTOMOTIVE - 0.9%
35,771	General Motors Company(a)	1,356,079

	BANKING - 7.6%
108,315	Bank of America Corporation	3,864,680
29,556	JPMorgan Chase & Company	3,527,804
37,403	Truist Financial Corporation	1,808,435
51,343	Wells Fargo & Company	2,240,095
		11,441,014
	BIOTECH & PHARMA - 6.9%
10,940	AbbVie, Inc.	1,606,867
35,229	Bristol-Myers Squibb Company	2,651,687
11,763	Horizon Therapeutics plc(a)	1,159,361
18,124	Johnson & Johnson	3,270,657
19,586	Merck & Company, Inc.	1,737,082
		10,425,654
	CHEMICALS - 3.4%
5,965	Air Products and Chemicals, Inc.	1,396,228
29,348	Corteva, Inc.	1,693,086
60,468	Huntsman Corporation(b)	2,048,050
		5,137,364
	CONSTRUCTION MATERIALS - 1.5%
2,664	Martin Marietta Materials, Inc.	943,642
14,734	Owens Corning	1,339,763
		2,283,405
	CONSUMER SERVICES - 1.2%
28,411	Service Corporation International	1,864,045

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.5% (Continued)
	CONTAINERS & PACKAGING - 0.5%
15,722	Westrock Company	$778,711

	DIVERSIFIED INDUSTRIALS - 2.9%
25,376	Emerson Electric Company	2,288,408
10,758	Honeywell International, Inc.	2,081,781
		4,370,189
	ELECTRIC UTILITIES - 3.8%
45,832	NextEra Energy, Inc.	3,254,989
33,413	Xcel Energy, Inc.	2,447,836
		5,702,825
	ELECTRICAL EQUIPMENT - 1.1%
28,523	Johnson Controls International plc	1,707,672

	ENGINEERING & CONSTRUCTION - 1.7%
21,038	Quanta Services, Inc. (b)	2,439,987

	ENTERTAINMENT CONTENT - 1.7%
8,500	Fox Corporation, Class A	304,640
19,569	Walt Disney Company (The)(a)	2,184,487
		2,489,127
	FOOD - 2.6%
29,094	Mondelez International, Inc., Class A	1,875,981
21,368	Tyson Foods, Inc., Class A	1,990,643
		3,866,624
	HEALTH CARE FACILITIES & SERVICES - 6.5%
14,825	AmerisourceBergen Corporation	2,242,874
28,818	CVS Health Corporation	2,770,274
9,329	UnitedHealth Group, Inc.	4,744,264
		9,757,412
	HOUSEHOLD PRODUCTS - 1.4%
12,994	Procter & Gamble Company (The)	2,086,187

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.5% (Continued)
	INDUSTRIAL REIT - 1.4%
12,691	Prologis, Inc.	$2,034,240

	INFRASTRUCTURE REIT - 0.8%
5,276	American Tower Corporation, A	1,271,622

	INSTITUTIONAL FINANCIAL SERVICES - 2.4%
45,576	Bank of New York Mellon Corporation (The)	1,916,927
14,646	Intercontinental Exchange, Inc.	1,696,153
		3,613,080
	INSURANCE - 6.5%
17,426	Allstate Corporation (The)	2,205,087
5,716	Berkshire Hathaway, Inc., Class B(a)	1,845,296
30,166	Hartford Financial Services Group, Inc. (The)	2,109,508
16,661	Prudential Financial, Inc. (b)	1,807,885
10,231	Travelers Companies, Inc. (The)	1,750,115
		9,717,891
	INTERNET MEDIA & SERVICES - 2.4%
1,562	Alphabet, Inc., Class A(a), (b)	3,564,781

	LEISURE FACILITIES & SERVICES - 1.1%
12,728	Darden Restaurants, Inc. (b)	1,676,659

	MACHINERY - 2.2%
6,913	Caterpillar, Inc. (b)	1,455,463
6,593	Parker-Hannifin Corporation	1,785,516
		3,240,979
	MEDICAL EQUIPMENT & DEVICES - 6.3%
21,323	Abbott Laboratories	2,420,161
27,034	Baxter International, Inc.	1,921,036
5,934	Stryker Corporation	1,431,637
6,614	Thermo Fisher Scientific, Inc.	3,657,012
		9,429,846
	OFFICE REIT - 0.8%
10,780	Boston Properties, Inc.	1,267,728

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.5% (Continued)
	OIL & GAS PRODUCERS - 5.4%
41,469	ConocoPhillips	$3,961,119
21,873	EOG Resources, Inc.	2,553,891
17,724	Phillips 66(b)	1,537,734
		8,052,744
	OIL & GAS SERVICES & EQUIPMENT - 1.9%
74,288	Schlumberger N.V.	2,897,975

	RESIDENTIAL REIT - 1.3%
25,028	Equity LifeStyle Properties, Inc.	1,934,164

	RETAIL - CONSUMER STAPLES - 1.7%
11,133	Target Corporation	2,545,560

	RETAIL - DISCRETIONARY - 1.1%
8,205	Lowe’s Companies, Inc.	1,622,375

	SEMICONDUCTORS - 3.8%
3,057	Broadcom, Inc.	1,694,770
16,574	Intel Corporation	722,461
21,254	Micron Technology, Inc.	1,449,310
36,417	ON Semiconductor Corporation(a)	1,897,691
		5,764,232
	SOFTWARE - 1.2%
6,572	Microsoft Corporation	1,823,861

	SPECIALTY FINANCE - 1.0%
8,689	American Express Company	1,518,055

	TECHNOLOGY HARDWARE - 2.4%
33,791	Cisco Systems, Inc.	1,655,083
8,849	Motorola Solutions, Inc.	1,890,943
		3,546,026

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.5% (Continued)
	TECHNOLOGY SERVICES - 1.0%
11,388	Global Payments, Inc.	$1,559,928

	TELECOMMUNICATIONS - 1.5%
49,853	Verizon Communications, Inc.	2,308,194

	TRANSPORTATION & LOGISTICS - 3.2%
55,965	CSX Corporation	1,921,839
29,279	Knight-Swift Transportation Holdings, Inc. (b)	1,402,171
32,950	Southwest Airlines Company(a),(b)	1,539,424
		4,863,434

	TOTAL COMMON STOCKS (Cost $105,164,541)	146,704,257

	COLLATERAL FOR SECURITIES LOANED — 12.5%
18,818,689	Mount Vernon Prime Portfolio , 0.45% (Cost $18,818,689)(c),(d)	18,818,689

	TOTAL INVESTMENTS – 110.0% (Cost $123,983,230)	$165,522,946
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.0)%	(15,099,415)
	NET ASSETS - 100.0%	$150,423,531

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $18,023,491 at April 30, 2022.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Portfolio Composition * - (Unaudited)
Financials	18.0%	Consumer Staples	5.1%
Healthcare	17.9%	Communication	5.0%
Industrials	12.0%	Materials	5.0%
Collateral for Securities Loaned	11.4%	Consumer Discretionary	3.9%
Technology	7.7%	Others	7.4%
Energy	6.6%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivatives.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Small cap value stocks outpaced their small cap growth counterparts over the six-month fiscal period ending April 30, 2022. The fiscal period began with most equity indices trading at all time highs, as it appeared the worst of COVID was behind with vaccinations being disseminated across the globe and cases easing. However, the COVID omicron variant started to spread across the globe, further disrupting supply chains and elevating prices. Inflation reports showed that prices increased at the fastest pace in 40 years, with oil prices up double -digits when compared to a year ago. The Federal Reserve took on a more hawkish tone, stating that it would use its fully capability of tools to combat the historically high inflation, including raising interest rates and unwinding its $8 trillion balance sheet. Markets reacted sharply to the news, with growth stocks selling off as the 10-year U.S. Treasury yield rose above 2 percent, a level not crossed in two years. To make matters worse, geopolitical tensions between Russia and Ukraine further exacerbated already elevated energy and commodity prices. With inflation likely to remain heightened well into 2023, investors believe the Federal Reserve may increase interest rates at a larger magnitude than previously anticipated. Riskier assets, such as growth stocks, sold off on the potential of higher rates, with small cap growth stocks, as measured by the Russell 2000 Growth Index, dropping 26.8 percent over the fiscal period. Small cap value stocks, as measured by the Russell 2000 Value Index, bested their counterparts by over 17 percent, losing 9.5 percent over the fiscal period.

Allocation Review

The Sub-Adviser matches the Fund’s sector allocation to the benchmark index; therefore, any changes to benchmark weights will be quickly reflected within the Fund. With that being said, the Fund is reliant on superior stock selection to generate excess returns. The Sub-Adviser seeks to generate alpha through proprietary sector-specific multi-factor models, combined with qualitative analysis. When looking at the benchmark, as of April 30, 2022, the largest sector by weighting was the financial services sector, at 36.8 percent, or more than one-third of the Fund’s benchmark index. While the financial services sector realized a negative absolute return over the fiscal period, the financial services sector contributed the most to Fund performance. Strong stock selection, coupled with an overweight allocation to the the sector contributed meaningfully to relative performance. The health care sector also contributed to relative outperformance, as stellar stock selection added to returns. The sector that detracted the most from performance was the energy sector. An underweight allocation to the sector, coupled with weak stock selection, dragged on performance. While the energy sector’s performance lagged the energy sector within the benchmark, the sector still provided an absolute return of 8.7 percent.

Holdings Insights

The largest contributor to Fund performance over the fiscal quarter was Amphastar Pharmaceuticals, Inc. (AMPH) (holding weight*: 1.15 percent). AMPH is a bio -pharmaceuticals company that develops and manufactures injectable, inhalation, and intranasal products. AMPH reported revenues and earnings came in higher than anticipated, leading multiple sell- side analysts to raise their target prices on the stock. While most of the biotechnology sector sold off over the fiscal period, as rising interest rates ate into potential future cash flows, AMPH’s fotress balance sheet and steady cash flows helped drive strong returns. Over the fiscal period, AMPH gained 89.9 percent. Another contributor over the fiscal period came from a stock not held in the Fund, AMC Entertainment Holdings, Inc. (AMC) (holding weight*: not held). AMC is one of the largest operators of movie theatres in the U.S. and Europe. AMC, which had been one of the largest beneficiaries of the “meme” stock craze, has seen its share price cut in half, as investors transitioned out of high-risk assets, and into safer, more defensive assets. Additionally, the rapid spread of the COVID omicron variant throughout the United States at the tail-end of 2021 and beginning of 2022 significantly affected sales, with many becoming more comfortable streaming movies from home. Over the fiscal period, AMC lost 56.7 percent. The next largest contributor came from within the consumer discretionary sector, Meritor, Inc. (MTOR) (holding weight**: 1.47 percent), a manufacturer of drivetrain, braking, and powertrain components for the commercial vehicle and industrial markets. In February, a truck engine maker announced plans to acquire MTOR at an acquisition price 45 percent higher than the market value of MTOR stock. The deal could help the acquirer compete in the electric and hybrid vehicle segment of the automobile industry. Over the fiscal period, MTOR increased 46.2 percent.

The largest detractor to Fund performance over the fiscal period came from a stock not held in the Fund, Avis Budget Group, Inc. (CAR) (holding weight: not held). CAR is a provider of car and truck rentals, car sharing, and ancillary products and services to businesses and consumers. CAR reported revenues and earnings that came in higher than anticipated, nearly doubling their levels’ from a year ago. Increased car rental prices and strong growth in the Americas segment contributed to positive earnings beat. Over the fiscal quarter, CAR gained 54.5 percent. The next largest detractor over the fiscal quarter was Laredo Petroleum, Inc. (LPI) (holding weight*: 1.48 percent). LPI is an independent energy company that engages in the acquisition, exploration, and development of oil and natural gas in the Permian Basin of West Texas. In November of 2021, LPI reported earnings that missed on the bottom line, however, showed strong revenue growth as a result of the rise in energy prices. While LPI recently reported earnings that exceeded expectations in the more recent February 2022 results, the stock has nearly tripled over the last year, leading some investors to lock in profits. Over the fiscal period, LPI lost 5.6 percent. Another detractor came from the consumer discretionary sector, Foot Locker, Inc. (FL) (holding weight*: 0.72 percent), an athletic footwear and apparel retailer. FL fell over the fiscal period after it was reported one of FL’s largest third party brands would begin transitioning away from the retailer in efforts to boost their own direct-to- consumer strategy. While the loss of one of their largest clients could affect earnings materially over the next few years, the Sub-Adviser remains bullish on the stock as FL continues to shut down underperforming stores, while adding more alternative brands to its apparel lineup. Over the fiscal period, FL fell 37.3 percent.

Sub-Adviser Outlook

The Sub-Adviser believes the outlook for value stocks remains attractive, despite headwinds, such as persistent inflation, potentially aggressive monetary tightening, and continued geopolitical turmoil. With a possible recession on the horizon, the Sub -Adviser prefers stocks with attractive valuation factors, as these stocks have outperformed the broader market over two of the larger recessions in recent memory (the Great Financia Crisis in 2008 and the technology bubble in 2001) . As always, the Sub-Adviser will select stocks that can be identified through a systematic, risk-controlled, repeatable approach, avoiding sector rotation and market timing.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	(5.85)%	(2.50)%	6.40%	9.01%
Class A with load of 5.75%	(11.37)%	(8.31)%	4.88%	8.12%
Class A without load	(5.96)%	(2.72)%	6.14%	8.76%
Class C	(6.29)%	(3.47)%	5.33%	7.91%
Russell 2000 Value Index	(9.50)%	(6.59)%	6.75%	9.81%
Morningstar Small Cap Value Category	(6.49)%	(3.61)%	6.82%	9.28%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.05% for Class N, 2.05% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2%
	AEROSPACE & DEFENSE - 1.4%
11,317	Barnes Group, Inc.	$380,025
15,820	Kaman Corporation	617,138
		997,163
	AUTOMOTIVE - 1.0%
117,000	American Axle & Manufacturing Holdings, Inc.(a)	774,540

	BANKING - 15.9%
17,126	Banner Corporation	919,666
9,400	BOK Financial Corporation	779,542
30,351	Central Pacific Financial Corporation	733,887
21,250	Customers Bancorp, Inc.(a)	893,988
18,256	First Financial Corporation	778,071
20,800	Hancock Whitney Corporation	972,817
19,881	Heartland Financial USA, Inc.	870,191
38,593	Heritage Financial Corporation(b)	934,722
29,815	Independent Bank Corporation	588,548
18,700	Meta Financial Group, Inc.	816,255
21,444	TriCompany Bancshares	805,222
31,880	Trustmark Corporation(b)	888,814
11,085	UMB Financial Corporation(b)	999,646
18,200	WSFS Financial Corporation	729,274
		11,710,643
	BIOTECH & PHARMA - 4.2%
23,900	Amphastar Pharmaceuticals, Inc.(a)	847,732
16,378	AnaptysBio, Inc.(a)	383,245
9,838	Anika Therapeutics, Inc.(a)	211,812
28,542	Coherus Biosciences, Inc.(a)	258,020
8,500	Eagle Pharmaceuticals, Inc.(a)	375,105
36,756	Jounce Therapeutics, Inc.(a)	194,807
18,462	Supernus Pharmaceuticals, Inc.(a)	515,090
27,651	Vanda Pharmaceuticals, Inc.(a),(b)	274,298
		3,060,109
	CHEMICALS - 2.6%
18,812	Cabot Corporation	1,238,770

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	CHEMICALS - 2.6% (Continued)
11,277	Minerals Technologies, Inc.	$717,330
		1,956,100
	CONSUMER SERVICES - 1.0%
1,303	Graham Holdings Company, Class B(b)	771,858

	CONTAINERS & PACKAGING - 1.0%
11,554	Greif, Inc., Class A	701,097

	ELECTRIC UTILITIES - 3.0%
21,500	Avista Corporation	872,255
15,694	NorthWestern Corporation	889,693
9,337	Unitil Corporation	476,187
		2,238,135
	ENGINEERING & CONSTRUCTION - 1.1%
34,719	Primoris Services Corporation	804,786

	FOOD - 0.7%
10,130	Seneca Foods Corporation, Class A(a)	549,553

	FORESTRY, PAPER & WOOD PRODUCTS - 1.2%
14,200	Louisiana-Pacific Corporation(b)	916,184

	GAS & WATER UTILITIES - 2.2%
11,141	SJW Group	657,319
11,257	Southwest Gas Holdings, Inc.	991,854
		1,649,173
	HEALTH CARE FACILITIES & SERVICES - 2.2%
14,487	National HealthCare Corporation	985,986
18,119	Owens & Minor, Inc. (b)	643,043
		1,629,029
	HOME CONSTRUCTION - 1.1%
9,827	Meritage Homes Corporation(a)	811,219

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	HOTEL REIT - 1.0%
50,563	Chatham Lodging Trust(a)	$726,085

	HOTEL REITS - 1.1%
46,644	Apple Hospitality REIT, Inc.	825,132

	INDUSTRIAL INTERMEDIATE PROD - 2.5%
12,981	AZZ, Inc.	592,453
23,352	Mueller Industries, Inc. (b)	1,264,511
		1,856,964
	INDUSTRIAL REIT - 1.4%
5,550	PS Business Parks, Inc.	1,038,960

	INSTITUTIONAL FINANCIAL SERVICES - 1.1%
7,042	Piper Sandler Cos(b)	809,689

	INSURANCE - 3.3%
15,796	American Equity Investment Life Holding Company	595,825
10,393	Axis Capital Holdings Ltd.	595,831
17,518	Mercury General Corporation	883,432
1,663	National Western Life Group, Inc., Class A	330,538
		2,405,626
	LEISURE FACILITIES & SERVICES - 1.2%
16,306	Travel + Leisure Company	904,657

	LEISURE PRODUCTS - 0.9%
8,700	Thor Industries, Inc. (b)	665,985

	MACHINERY - 3.1%
22,167	Altra Industrial Motion Corporation	864,513
4,196	Curtiss-Wright Corporation	599,650
19,880	Hillenbrand, Inc.	811,502
		2,275,665
	MEDICAL EQUIPMENT & DEVICES - 0.9%
6,650	Quidel Corporation(a), (b)	669,123

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	MORTGAGE FINANCE - 2.1%
55,100	Chimera Investment Corporation	$552,102
59,236	Dynex Capital, Inc. (b)	961,400
		1,513,502
	MULTI ASSET CLASS REIT - 2.4%
69,896	Armada Hoffler Properties, Inc.	947,091
58,409	Global Net Lease, Inc.	819,478
		1,766,569
	OFFICE REIT - 1.0%
17,600	Highwoods Properties, Inc. (b)	718,784

	OIL & GAS PRODUCERS - 7.7%
90,567	Antero Midstream Corporation	930,123
16,400	Callon Petroleum Company(a)	840,828
24,400	HF Sinclair Corporation(a), (b)	927,688
15,283	Laredo Petroleum, Inc.(a), (b)	1,088,303
20,144	Matador Resources Company(b)	983,430
25,000	SilverBow Resources, Inc.(a)	915,000
		5,685,372
	OIL & GAS SERVICES & EQUIPMENT - 2.0%
107,338	Archrock, Inc.	934,914
54,000	RPC, Inc.(a)	558,360
		1,493,274
	RESIDENTIAL REIT - 1.5%
46,470	UMH Properties, Inc.	1,092,975

	RETAIL - CONSUMER STAPLES - 2.0%
11,602	Big Lots, Inc.	358,502
11,876	Ingles Markets, Inc., Class A(b)	1,105,892
		1,464,394
	RETAIL - DISCRETIONARY – 3.9%
28,734	Abercrombie & Fitch Company, Class A(a)	993,622
34,600	Conn’s, Inc.(a)	541,490
34,900	Ethan Allen Interiors, Inc. (b)	828,526
18,090	Foot Locker, Inc. (b)	530,218
		2,893,856

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	RETAIL REIT - 2.8%
44,000	Essential Properties Realty Trust, Inc.	$1,056,000
65,200	SITE Centers Corporation	1,036,680
		2,092,680
	SEMICONDUCTORS - 2.5%
42,861	Amkor Technology, Inc.	806,215
40,447	Rambus, Inc.(a), (b)	1,007,535
		1,813,750
	SOFTWARE - 1.9%
26,000	Donnelley Financial Solutions, Inc.(a)	761,020
35,690	NextGen Healthcare, Inc.(a)	672,756
		1,433,776
	SPECIALTY FINANCE - 2.0%
18,003	Mr. Cooper Group, Inc.(a)	809,595
13,069	Stewart Information Services Corporation(b)	674,360
		1,483,955
	TECHNOLOGY HARDWARE - 2.1%
50,102	Knowles Corporation(a)	927,889
19,400	NetScout Systems, Inc.(a)	597,520
		1,525,409
	TECHNOLOGY SERVICES - 1.7%
24,200	Green Dot Corporation, Class A(a)	640,816
7,600	Science Applications International Corporation(b)	632,548
		1,273,364
	TELECOMMUNICATIONS - 1.1%
34,900	EchoStar Corporation, Class A(a), (b)	814,915

	TIMBER REIT - 1.4%
18,700	PotlatchDeltic Corporation(b)	1,035,793

	TRANSPORTATION & LOGISTICS - 3.6%
65,952	Heartland Express, Inc. (b)	910,138
11,522	Matson, Inc.	991,122

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	TRANSPORTATION & LOGISTICS - 3.6% (Continued)
11,350	Ryder System, Inc.	$793,365
		2,694,625
	WHOLESALE - CONSUMER STAPLES - 1.1%
16,500	Andersons, Inc. (The)	828,795

	WHOLESALE - DISCRETIONARY - 1.1%
31,044	G-III Apparel Group Ltd.(a)	822,045

	TOTAL COMMON STOCKS (Cost $65,082,931)	73,195,308

	COLLATERAL FOR SECURITIES LOANED – 32.5%
23,983,526	Mount Vernon Prime Portfolio, 0.45% (Cost $23,983,526) (c),(d)	23,983,526

	TOTAL INVESTMENTS – 131.7% (Cost $89,066,457)	$97,178,834
	LIABILITIES IN EXCESS OF OTHER ASSETS – (31.7)%	(23,392,811)
	NET ASSETS - 100.0%	$73,786,023

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $22,713,135 at April 30, 2022.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	24.7%	Technology	6.2%
Financials	18.4%	Healthcare	5.5%
Real Estate	9.6%	Utilities	4.0%
Industrials	8.9%	Materials	3.7%
Consumer Discretionary	7.9%	Others	3.7%
Energy	7.4%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivatives.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

When comparing the trailing fiscal six-month period ending April 30, 2022, large cap growth stocks, as measured by the Russell 1000 Growth Index, performed worse than large cap value stocks, as measured by the Russell 1000 Value Index. Large cap value stocks beat their growth counterparts by 13.9 percent during the period. Growth stocks have faced a difficult first half of the fiscal year due to rising rates, continued supply chain disruption, and inflation climbing to its highest point in decades. Elevated inflation and rising interest rates hurt the intrinsic value of high-growth stocks as future earnings are discounted at a higher rate. Following Federal Reserve Chairman Jerome Powell’s announcement of raising interest rates, the 10-year U.S. Treasury yield rose above 3 percent, a level not reached since 2018. Growth equities declined in response to the Fed’s announcement as large cap growth stocks fell 17.8 percent during the most recent fiscal period. In addition to Powell’s remarks, the Covid- 19 virus continued to negatively impact global supply chains, further exacerbated by China no-covid policy, effectively shutting down major cities. While large cap growth stocks lagged the broader market, large cap value stocks benefitted from the shift away from riskier assets in into less interest rate sensitive names, dropping only about 4 percent during the fiscal half.

Allocation Review

All sectors within the fund were negative for the first fiscal half of the year due to the aforementioned macroeconomic headwinds so it was mainly the Sub-Adviser’s lack of exposure to specific sector that benefited the fund. The best performing sector over the fiscal half of the year was utilities. The Sub-Adviser’s relative underweight within the sector provided a flat return performance relative to the benchmark. The Sub-Adviser’s underweight exposure within the materials and processing sector was the next best performer relative to the benchmark index. Additionally, the Sub-Adviser’s relative underweight to the producer durables sector and lack of exposure to the consumer staples sector added to relative performance. The sector that detracted the most from performance was the information technology sector. The technology sector is the largest sector by market capitalization within the Russell 1000 Growth Index, but the Sub-Adviser’s relative underweight exposure to technology helped mitigates a portion of the negative return. When looking at the top ten detractors from performance over the fiscal year, seven come from within the information technology sector. It is worth noting that while the Sub-Adviser’ stock selection within the sector detracted from relative performance this period, when looking at longer-dated trailing periods, such as the 3-year and 5-year, the Sub-Adviser’s stock selection within the sector has provided strong relative returns.

Holdings Insights

The largest contributor over the fiscal period was Mastercard, Inc. (MA) (holding weight*: 5.67 percent). MA, a financial service company that focuses on electronic payments, rose 8.6 percent over the first half of the fiscal year. MA, beat estimates in its most recent quarterly earnings report due to substantial recovery in cross -border volume, which resulted from cross-border travel rebounding to pre-pandemic levels. The next largest contributor was Visa, Inc. (V) (holding weight*: 3.95 percent), another financial service company whose focus is on electronic payments systems, rose 1.0 percent during the fiscal half. The global travel recovery is a benefit for Visa as cross -border travel volumes were improved. Travel is a high-margin business for the company. Moreover, while inflation may be dealing a blow to many businesses, Visa may be the beneficiary of the new inflationary environment because it means higher average travel ticket prices. Despite the technology sector detracting from relative performance, Apple Inc. (AAPL) (holding weight*: 3.92 percent), an American multinational technology company that specializes in consumer electronics, software and online services, climbed 5.5 percent during the fiscal period. AAPL beat expectation in its last quarterly report, driven by an increased demand for the new iPhone. Additionally, the services segment, which includes Apple TV+ and Apple Music, has been vital for AAPL because it generates higher profit margins than the product segment.

The worst performing stock during the fiscal half was PayPal Holdings, Inc. (PYPL) (holding weight*: 3.38 percent), a financial technology company that operates online payment systems. PYPL’s most recent revenue missed expectation, marking the fourth straight quarter of falling revenue. Additionally, operating costs have increased as a tight labor market has forced management to increase spending. Another detractor over the fiscal half was Netflix, Inc (NFLX) (holding weight*: 2.59 percent), a media streaming service and production company. NFLX lost subscribers for the first time in over ten years in its most recent quarterly report. Inflation, subscription price increases, more competition, password sharing and the war in Ukraine were factors in the surprise announcement in the company’s first-quarter earnings. NFLX fell 72.4 percent through the first fiscal half of the year.

Sub-Adviser Outlook

The Sub-Adviser seeks to hold what it believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. Therefore, the Fund holds an array of stocks ranging from cloud-based technologies to brick -and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings may prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(30.65)%	(22.56)%	14.92%	12.27%
Class A with load of 5.75%	(34.72)%	(27.19)%	13.29%	11.34%
Class A without load	(30.73)%	(22.74)%	14.64%	12.00%
Class C	(30.98)%	(23.30)%	13.78%	11.16%
Russell 1000 Growth Index	(17.84)%	(5.35)%	17.28%	15.56%
Morningstar Large Cap Growth Category	(21.58)%	(12.66)%	13.60%	12.75%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.12% for Class N, 2.12% for Class C and 1.37% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.0%
	E-COMMERCE DISCRETIONARY - 8.8%
4,611	Amazon.com, Inc.(a)	$11,461,239
3,459	MercadoLibre, Inc.(a)	3,367,786
		14,829,025
	INTERNET MEDIA & SERVICES - 5.5%
34,665	Meta Platforms, Inc., Class A(a)	6,949,293
11,074	Netflix, Inc.(a)	2,108,047
		9,057,340
	LEISURE FACILITIES & SERVICES - 2.7%
3,126	Chipotle Mexican Grill, Inc.(a)	4,550,237

	MEDICAL EQUIPMENT & DEVICES - 12.8%
10,256	Align Technology, Inc.(a),(b)	2,973,317
12,208	DexCom, Inc.(a)	4,987,945
44,810	Edwards Lifesciences Corporation(a)	4,740,002
15,118	Insulet Corporation(a),(b)	3,613,051
21,721	Intuitive Surgical, Inc.(a)	5,197,835
		21,512,150
	RETAIL - DISCRETIONARY - 6.6%
10,267	Burlington Stores, Inc.(a),(b)	2,089,951
12,880	Lululemon Athletica, Inc.(a),(b)	4,567,634
21,604	Tractor Supply Company	4,352,126
		11,009,711
	SEMICONDUCTORS - 13.8%
33,701	Advanced Micro Devices, Inc.(a)	2,882,110
5,926	ASML Holding N.V. - ADR	3,340,901
27,010	Marvell Technology, Inc.	1,568,741
53,756	NVIDIA Corporation(b)	9,970,124
37,756	QUALCOMM, Inc.	5,274,136
		23,036,012
	SOFTWARE - 26.7%
14,100	Adobe, Inc.(a)	5,582,895
48,138	Microsoft Corporation	13,359,257
34,867	Salesforce, Inc.(a)	6,134,500
22,666	ServiceNow, Inc.(a)	10,836,615

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.0% (Continued)
	SOFTWARE - 26.7% (Continued)
1,461	Shopify, Inc., Class A(a)	$623,584
15,702	Twilio, Inc., Class A(a)	1,755,798
12,619	Unity Software, Inc.(a),(b)	838,028
29,832	Veeva Systems, Inc., Class A(a)	5,427,932
		44,558,609
	TECHNOLOGY HARDWARE - 5.3%
56,532	Apple, Inc.	8,912,270

	TECHNOLOGY SERVICES - 15.8%
34,653	Block, Inc., Class A(a),(b)	3,449,360
32,918	Mastercard, Inc., Class A	11,961,742
46,165	PayPal Holdings, Inc.(a)	4,059,288
33,081	Visa, Inc., Class A(b)	7,050,554
		26,520,944

	TOTAL COMMON STOCKS (Cost $110,926,202)	163,986,298

	COLLATERAL FOR SECURITIES LOANED — 20.9%
35,031,728	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $35,031,728)(c),(d)	35,031,728

	TOTAL INVESTMENTS - 118.9% (Cost $145,957,930)	$199,018,026
	LIABILITIES IN EXCESS OF OTHER ASSETS - (18.9)%	(31,569,711)
	NET ASSETS - 100.0%	$167,448,315

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

NV	- Naamioze Vennootschap

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $32,918,729 at April 30, 2022.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Portfolio Composition * - (Unaudited)
Technology	51.8%	Health Care	10.8%
Consumer Discretionary	15.3%	Communications	4.5%
Collateral for Securities Loaned	17.6%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap growth stocks, as measured by the Russell 2000 Growth Index, fell 26.8 percent over the first half of the fiscal year ending April 30, 2022. Small cap value stocks, as measured by the Russell 2000 Value Index, fell 9.5 percent over the same time period and outpaced small cap growth stocks by roughly 17 percent. In recent months, value stocks have outperformed growth names due to multiple negative macroeconomic factors influencing the market. Global markets were still dealing with the impacts of the ongoing pandemic, which have roiled supply chains and sent inflation to its highest point since 1981. The energy sector benefited from rising inflation, along with the war between Russia and Ukraine, which pushed the sector higher. To combat inflation, the Federal Reserve began to increase interest rates and look to accelerate the monetary tightening for the foreseeable future. When looking at the trailing six -month period, large cap stocks, as measured by the Russell 1000 Index, fell 11.3 percent, while small cap stocks, as measured by the Russell 2000 Index, declined 18.4 percent. Large cap stocks have benefited from the volatility throughout the fiscal period as investors move into large cap stocks to mitigate the risk in the current market environment. Small cap growth stocks have been out of favor throughout the first half of the fiscal year lowering valuations across the asset class. The Sub-Adviser believes that this may provide an opportunity for prudent investors to move back into stocks with compelling products and services that have been oversold with the broad market.

Allocation Review

The sector allocation within the Fund is predominantly a result of the Sub-Adviser’s bottom-up stock selection. All sectors that the Fund had exposure to were negative for the first half of the fiscal year. The sector that performed the best during the period was the materials and processing sector which declined 6.5 percent. The material and processing sector within the Fund outperformed the benchmark’s materials sector by approximately 6 percent. The Fund’s relative underweight to the sector, coupled with superior stock selection contributed meaningfully to performance. Additionally, the financial services sector outperformed the benchmark’s equivalent sector by approximately 2.3 percent, as the Fund’s relative underweight to the sector combined with strong stock selection contributed to the result. The sector that detracted the most from performance over the fiscal period was the technology sector. The Fund’s relative overweight, in addition to poor stock selection, detracted from performance. Also, the Fund’s relative overweight to the health care sector hurt relative performance.

Holdings Insights

The largest contributor to performance relative to the benchmark over the first half of the fiscal year was Asana, Inc (ASAN) (not held). The lack of exposure helped the Fund avoid the significant stock decline, relative to the index. ASAN is a digital work management platform that helps companies create strategies to meet deadlines and goals. ASAN declined during the period due to losses expected to grow during the company’s next fiscal year, with profitability not expected for the foreseeable future. Additionally, the technology sector has been under pressure due to rising interest rates and investors moving away from high growth stocks. Over the first half of the fiscal year, ASAN fell 80.3 percent. The second-largest contributor to performance over the fiscal period was Meritor, Inc (MTOR) (holding weight*: 0.45 percent). MTOR manufactures axles for heavy duty electric trucks and buses and climbed 54.5 percent during the fiscal quarter Institutional end customers are using MTOR to help meet their carbon reduction goals. MTOR secured early commitments from some of the largest heavy truck OEMs. On February 22, Cummins (CMI) (not held) announced acquisition plans for MTOR. Over the first half of the fiscal year, MTOR rose 46.2 percent, contributing 47 basis points to the return of the Fund. Another contributor over the fiscal year was Apellis Pharmaceuticals, Inc. (APLS) (holding weight*: 0.90 percent). APLS, a biopharmaceutical company that develops treatments for multiple diseases, rose 41.6 percent over the first fiscal half of the year. The company is being evaluated in two phase III studies for treating patients for geographic atrophy. APLS is looking to submit a marketing authorization application to the European Medicines Agency to treat geographic atrophy in the second half of 2022.

The largest detractor from relative performance over the fiscal year came from Everbridge, Inc. (EVBG) (holding weight*: 0.46 percent), which fell 78.0 during the first half of the fiscal year. EVBG is an enterprise software company that offers applications which provide information about critical events to help with business continuity. Revenue guidance for 2022 came in lower than expected which caused the stock to decline. Another detractor for the period was Vapotherm, Inc. (VAPO) (holding weight*: 0.76 percent). VAPO is a medical device manufacturer that focuses on breathing apparatuses for non-invasive respiratory treatment. The company expected a greater need for their medical devices due to Covid-19 surges, however, there has been less demand for respiratory intervention for the most recent outbreaks so far in 2022. Guidance for the year have been pulled by VAPO, prompting downgrades for the stock and negative revisions for profitability and revenue expected for the year. VAPO fell 80.6 percent during the first fiscal half of the year. The next largest detractor was Bandwidth Inc. (BAND) (holding weight*: 0.99 percent), a cloud communications platform enabling voice, messaging, and emergency services into software and applications. BAND’s network endured the DDoS (denial-of-service) attack in late 2021 which compromised the company’s reputation, however, according to management, BAND did not lose a single client because of it, however new customer growth slowed dramatically in Q4 as a result. BAND lost 74.1 percent during the first half of the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser believes volatility may persist in the near term, as uncertainty surrounding the supply chain, rising input costs, and historically high inflation keep investors on edge. Additionally, developments out of the White House in regard to various economic initiatives and fiscal policy, coupled with the Federal Reserve’s handling of the numerous challenges that remain in today’s economic environment, could be worth monitoring. As always, the Sub-Adviser will continue to seek those companies and industries with what it believes are the most attractive growth prospects, while remaining vigilant on valuations.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(35.08)%	(31.58)%	12.48%	11.56%
Class A with load of 5.75%	(38.89)%	(35.70)%	10.88%	10.61%
Class A without load	(35.16)%	(31.78)%	12.20%	11.27%
Class C	(35.42)%	(32.29)%	11.36%	10.44%
Russell 2000 Growth Index	(26.77)%	(26.44)%	7.08%	9.95%
Morningstar Small Cap Growth Category	(25.09)%	(22.32)%	9.92%	10.46%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.83% for Class N, 2.83% for Class C and 2.08% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.2%
	ADVERTISING & MARKETING - 1.6%
15,469	Cardlytics, Inc.(a),(b)	$527,957
73,967	Magnite, Inc.(a)	713,782
		1,241,739
	AEROSPACE & DEFENSE - 1.4%
20,242	Hexcel Corporation(b)	1,100,355

	APPAREL & TEXTILE PRODUCTS - 1.7%
10,405	Crocs, Inc.(a)	691,204
2,402	Deckers Outdoor Corporation(a)	638,332
		1,329,536
	BANKING - 3.9%
21,630	First Merchants Corporation	847,680
17,036	Glacier Bancorp, Inc.(b)	779,567
24,100	Seacoast Banking Corp of Florida	783,250
4,578	Silvergate Capital Corporation, Class A(a)	535,443
		2,945,940
	BIOTECH & PHARMA - 8.4%

29,327	Alector, Inc.(a)	281,539
76,343	Allogene Therapeutics, Inc.(a)	637,465
39,844	ALX Oncology Holdings, Inc.(a),(b)	509,206
50,168	Anavex Life Sciences Corporation(a)	430,943
13,190	Apellis Pharmaceuticals, Inc.(a)	574,161
19,585	Avid Bioservices, Inc.(a),(b)	263,614
3,737	Biohaven Pharmaceutical Holding Company Ltd.(a)	333,228
10,910	CRISPR Therapeutics A.G.(a),(b)	541,354
24,077	Immunocore Holdings plc - ADR(a),(b)	785,151
35,587	IVERIC bio, Inc.(a)	492,880
19,178	Maravai LifeSciences Holdings, Inc.(a)	589,340
143,458	MaxCyte, Inc.(a)	794,758
38,007	Seer, Inc.(a)	276,691
		6,510,330
	CHEMICALS - 0.7%
44,564	Codexis, Inc.(a)	536,105

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.2% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.9%
8,762	Avalara, Inc.(a)	$666,525

	ELECTRICAL EQUIPMENT - 1.9%
38,232	Bloom Energy Corporation, Class A(a),(b)	709,586
16,208	Itron, Inc.(a)	774,418
		1,484,004
	ENGINEERING & CONSTRUCTION - 3.9%
7,632	Exponent, Inc.	731,222
42,614	Latham Group, Inc.(a)	511,368
17,193	Montrose Environmental Group, Inc.(a)	780,046
25,342	WillScot Mobile Mini Holdings Corporation(a),(b)	889,505
		2,912,141
	HEALTH CARE FACILITIES & SERVICES - 5.7%
14,016	HealthEquity, Inc.(a),(b)	873,477
16,394	Option Care Health, Inc.(a)	489,853
20,974	Progyny, Inc.(a),(b)	806,450
47,261	RadNet, Inc.(a),(b)	921,590
19,848	Surgery Partners, Inc.(a),(b)	1,015,423
59,243	Vapotherm, Inc.(a)	263,039
		4,369,832
	HOME CONSTRUCTION - 1.8%
27,285	AZEK Company, Inc. (The)(a)	579,533
15,430	Skyline Champion Corporation(a)	787,548
		1,367,081
	HOUSEHOLD PRODUCTS - 3.0%
37,188	elf Beauty, Inc.(a)	904,784
16,279	Inter Parfums, Inc.	1,330,482
		2,235,266
	INDUSTRIAL INTERMEDIATE PROD - 1.2%
5,463	Chart Industries, Inc.(a),(b)	922,264

	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
11,047	Houlihan Lokey, Inc.	920,105

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.2% (Continued)
	INTERNET MEDIA & SERVICES - 2.7%
59,189	Eventbrite, Inc., Class A(a),(b)	$626,220
32,702	Pinterest, Inc., Class A(a)	671,045
11,309	TechTarget, Inc.(a)	761,208
		2,058,473
	LEISURE FACILITIES & SERVICES - 6.3%
20,391	Dutch Bros, Inc.(a)	974,078
34,334	Lindblad Expeditions Holdings, Inc.(a)	525,654
11,429	Papa John’s International, Inc.	1,040,609
15,923	Shake Shack, Inc., Class A(a),(b)	920,827
9,321	Texas Roadhouse, Inc.	767,398
6,804	Wingstop, Inc.(b)	624,335
		4,852,901
	LEISURE PRODUCTS - 1.1%
9,866	Fox Factory Holding Corporation(a),(b)	807,828

	MACHINERY - 2.4%
5,646	Lindsay Corporation	763,057
8,634	MSA Safety, Inc.	1,042,037
		1,805,094
	MEDICAL EQUIPMENT & DEVICES - 6.1%
34,955	Adaptive Biotechnologies Corporation(a)	288,379
64,775	Alphatec Holdings, Inc.(a)	702,809
22,094	BioLife Solutions, Inc.(a)	279,931
173,765	Cerus Corporation(a),(b)	802,794
10,183	Inari Medical, Inc.(a)	821,768
4,900	Insulet Corporation(a),(b)	1,171,051
3,785	Repligen Corporation(a)	595,153
		4,661,885
	RENEWABLE ENERGY - 1.8%
73,703	Fluence Energy, Inc.(a),(b)	675,857
2,717	SolarEdge Technologies, Inc.(a)	680,363
		1,356,220

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.2% (Continued)
	RETAIL - CONSUMER STAPLES - 0.9%
14,875	Ollie’s Bargain Outlet Holdings, Inc.(a)	$714,744

	RETAIL - DISCRETIONARY - 3.0%
29,647	American Eagle Outfitters, Inc.(b)	447,966
11,320	Freshpet, Inc.(a),(b)	1,056,722
53,697	Mister Car Wash, Inc.(a),(b)	773,237
		2,277,925
	SEMICONDUCTORS - 10.3%
36,632	Allegro MicroSystems, Inc.(a),(b)	890,524
16,664	Axcelis Technologies, Inc.(a)	907,355
7,480	Azenta, Inc.(b)	560,701
31,723	FormFactor, Inc.(a)	1,208,963
13,975	Lattice Semiconductor Corporation(a)	671,359
10,127	Onto Innovation, Inc.(a),(b)	720,435
7,040	Power Integrations, Inc.(b)	563,200
9,864	Semtech Corporation(a)	587,894
3,926	Silicon Laboratories, Inc.(a)	529,657
13,805	Wolfspeed, Inc.(a),(b)	1,266,056
		7,906,144
	SOFTWARE - 12.0%
26,501	Bandwidth, Inc., Class A(a)	586,202
12,454	Blackline, Inc.(a)	835,041
5,122	Coupa Software, Inc.(a),(b)	442,029
36,880	DoubleVerify Holdings, Inc.(a)	802,140
10,330	Elastic N.V.(a)	786,526
44,514	Expensify, Inc.(a),(b)	669,045
29,251	Jamf Holding Corporation(a)	900,931
36,558	JFrog Ltd.(a),(b)	762,965
23,559	KnowBe4, Inc.(a)	560,704
7,892	Omnicell, Inc.(a),(b)	861,570
7,040	Sprout Social, Inc., Class A(a)	431,411
16,781	Tenable Holdings, Inc.(a)	926,816
6,026	Workiva, Inc.(a),(b)	581,569
		9,146,949

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 96.2% (Continued)
	TECHNOLOGY HARDWARE - 3.6%
11,760	Fabrinet(a)	$1,154,714
11,899	Kornit Digital Ltd.(a)	791,283
29,466	PagerDuty, Inc.(a)	841,844
		2,787,841
	TECHNOLOGY SERVICES - 5.6%
7,513	Endava plc - ADR(a)	755,808
17,812	MAXIMUS, Inc.	1,298,138
19,660	Shift4 Payments, Inc.(a),(b)	1,031,364
15,152	WNS Holdings Ltd. - ADR(a)	1,187,462
		4,272,772
	TRANSPORTATION & LOGISTICS - 3.1%
30,940	Air Transport Services Group, Inc.(a),(b)	968,421
10,522	Atlas Air Worldwide Holdings, Inc.(a),(b)	725,387
9,051	CryoPort, Inc.(a)	204,191
2,461	Saia, Inc.(a)	506,868
		2,404,867

	TOTAL COMMON STOCKS (Cost $80,846,476)	73,594,866

	COLLATERAL FOR SECURITIES LOANED — 20.8%
15,894,642	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $15,894,642)(c),(d)	15,894,642

	TOTAL INVESTMENTS - 117.0% (Cost $96,741,118)	$89,489,508
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.0)%	(13,011,241)
	NET ASSETS - 100.0%	$76,478,267

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $15,129,768 at April 30, 2022.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	26.9%	Financials	4.3%
Collateral For Securities Loaned	17.8%	Communications	3.7%
Health Care	17.4%	Consumer Staples	3.3%
Industrials	12.6%	Energy	1.5%
Consumer Discretionary	11.9%	Materials	0.6%
		Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments w hich are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks faced multiple headwinds during the first fiscal half ending April 30,2022. With central banks increasing interest rates to combat high inflation, emerging markets have fallen as investors reduce their risk exposure. Additionally, the war between Ukraine and Russia has increased oil prices globally. Emerging market countries must determine how their economies will weather the strict sanctions imposed on Russia for starting the war. As western states undermine Russia’ position as a major supplier of oil, gas, precious metals, and agricultural commodities by sourcing them for other suppliers, commodity sensitive countries such as Indonesia and Brazil may stand to benefit. Equity markets in China have seen volatility from the aforementioned challenges with the addition of the Chinese Government continuing to impose its zero covid policy and have locked down major cities. The lockdowns in China have continued to reinforce the global supply chain woes that have persisted since the beginning of the Covid-19 pandemic. China does not face the same problems with inflation as other major economies due to it not relying on the same level of fiscal and monetary stimulus as developed nations. However, consumer confidence in China is low due to the strict Covid protocols along with regulatory overhang from crackdowns in the tech, education, and real estate sectors last year. To calm markets, the Chinese government made a series of announcements indicating that Beijing will pivot to more regulatory predictability and stability and engage with Washington on financial disclosure rules for US-listed Chinese companies. Over the first half of the fiscal year ended April 30, 2021, emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 14.0 percent. Emerging markets stocks underperformed international developed markets, as measured by the MSCI ACWI ex-U.S. index, as it decreased 11.7 percent over the fiscal period.

Allocation Review

Over the fiscal period, stock selection negatively impacted Fund performance. The Fund experienced positive returns from stock selection within Thailand, Indonesia, and Chile, but stock selection in China, India, and South Korea detracted from Fund performance. The Fund’s country allocation also contributed to performance, albeit to a smaller degree than the Fund’s stock selection. The adverse effects of the overweight exposure to India and Hong Kong and underweight exposure to Gulf Markets were slightly counteracted by the positive impact of the underweight to China and South Korea and overweight to Chile. From a sector perspective, the exposure to the energy, industrials, and financials sectors aided positive performance, while the overweight exposure to the consumer discretionary sector detracted from Fund performance. Over the fiscal period, the Sub-Adviser increased the exposure to China and Indonesia, reduced the exposure to Thailand and India.

Holdings Insights

One of the largest contributors to positive Fund performance over the fiscal period was PTT Exploration & Production Public Company Ltd. “PTTEP” (PTTEP.BK) (holding weight*: 1.59 percent). PTTEP is a petroleum exploration and production company based in Thailand. PTTEP has benefited from the increase of global energy prices with plans to increase output. PTTEP increased 28.0 percent over the fiscal period. The company is the sole operator of Bongkot, having been recently allowed by Emirati government-owned Mubadala Petroleum (Thailand) Holdings, a key shareholder in Erawan gas business, to solely run gas production at Erawan. Varun Beverages, Ltd. (VBL.NS) (holding weight*: 2.00 percent), an Indian company that produces bottles and distributes beverages climbed 25.0 percent during the fiscal half. VBL has see robust sales growth and expansion across geographical regions. On the demand front, the company is seeing a solid uptick in consumption. On the back of an improving demand environment, the management remains confident of delivering healthy volume growth in the medium to longer term. Max Healthcare Institute Ltd. (MAXHEALTH.NS) (holding weight*: 1.08 percent) was another positive contributor to the Fund. NSE is a hospital chain based in new Delhi, India and the second largest operator in the country. NSE saw an increase in revenues and profit after there was a normalization of surgeries once Covid-19 cases declined.

The largest detractor to Fund performance was due to an overweight of Housing Development Finance (HDFC) (holding weight*: 3.17 percent). HDFC is an Indian based financial services company with an emphasis on housing finance. HDFC declined on merger news with HDFC Bank along with subpar back-to- back earnings reports. Another detractor from the fund was China Merchants Bank-H (3968.HK) (holding weight*: 1.61 percent). China Merchants Bank former president and chief executive has been placed under investigation by China’s anticorruption agency. The news drove investors away from the company during the fiscal period. Sungrow Power Supply Co Lt-A (300274.SZ) (holding weight*: 0.46 percent), a Chinese based power inverter supplier to solar and renewable energy equipment industries, posted lower than expected earnings in its most recent release, prompting the stock to plunge.

Sub-Adviser Outlook

The Sub- Adviser is cautiously optimistic for the rest of 2022. The Sub-Adviser believes that global industrial momentum may slow further throughout 2022, but the continued reopening of the global services economy will likely continue to boost global GDP. The Sub-Adviser also believes that inflation fears may be currently overblown and are already priced in the market. However, the market could experience a slight pick-up in core inflation in late 2021 and 2022. The Sub-Adviser views the regulatory risk premium at extreme levels but is ready to adjust the exposure if it begins to subside or China begins to adopt a more accommodative monetary policy. The Sub-Adviser will also continue to focus on high-quality companies with improving return on invested capital.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	(20.81)%	(24.47)%	2.51%	1.46%
Class A with load of 5.75%	(25.47)%	(28.95)%	1.04%	0.61%
Class A without load	(20.91)%	(24.62)%	2.25%	1.21%
Class C	(21.19)%	(25.22)%	1.48%	0.45%
MSCI Emerging Markets Index (net)	(14.15)%	(18.33)%	4.32%	2.89%
Morningstar Diversified Emerging Markets Category	(16.44)%	(18.97)%	3.39%	2.44%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.69% for Class N, 2.69% for Class C and 1.94% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	CLOSED END FUNDS — 1.0%
	MIXED ALLOCATION - 1.0%
136,545	Vietnam Enterprise Investments Ltd.(a) (Cost $861,698)	$1,275,960

	COMMON STOCKS — 95.1%
	APPAREL & TEXTILE PRODUCTS - 0.5%
41,200	Shenzhou International Group Holdings Ltd.(b)	559,039

	BANKING - 13.8%
167,749	Banco Bradesco S.A. – ADR (b)	603,896
64,200	Banco Santander Chile – ADR (b)	1,248,048
2,268,600	Bank Central Asia Tbk P.T.	1,269,504
2,988,800	Bank Negara Indonesia Persero Tbk P.T.	1,883,589
5,593,000	Bank Rakyat Indonesia Persero Tbk P.T.	1,859,283
252,000	China Merchants Bank Company Ltd., H Shares(b)	1,518,861
12,500	HDFC Bank Ltd. - ADR	690,125
59,700	ICICI Bank Ltd. - ADR	1,136,688
160,900	Itau Unibanco Holding S.A. - ADR	770,711
425,300	Kasikornbank PCL - ADR	1,878,730
44,638	KB Financial Group, Inc.	2,064,433
1,907,700	Public Bank Bhd	2,059,095
		16,982,963
	BEVERAGES - 3.9%
210,500	Carabao Group PCL(a)	667,840
19,800	Heineken Malaysia Bhd	107,995
203,259	Varun Beverages Ltd.	2,866,138
46,600	Wuliangye Yibin Company Ltd.	1,135,152
		4,777,125
	CHEMICALS - 2.8%
7,472,300	AKR Corporindo Tbk P.T.	547,356
4,118	LG Chem Ltd.(b)	1,676,592
16,200	Sociedad Quimica y Minera de Chile S.A. - ADR	1,195,560
		3,419,508
	CONSUMER SERVICES - 1.1%
1,635,000	China Education Group Holdings Ltd.	1,393,403

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCK – 95.1% (Continued)
	E-COMMERCE DISCRETIONARY - 5.5%
461,400	Alibaba Group Holding Ltd.(a),(b)	$5,627,993
36,504	JD.com, Inc.(a)	1,138,138
		6,766,131
	ELECTRICAL EQUIPMENT - 0.6%
83,500	Sungrow Power Supply Company Ltd.	787,297

	ENGINEERING & CONSTRUCTION - 1.3%
38,804	Larsen & Toubro Ltd.	851,742
37,809	Mytilineos S.A.	699,930
		1,551,672
	ENTERTAINMENT CONTENT - 1.6%
102,800	NetEase, Inc.	1,969,155

	FOOD - 1.5%
7,545,300	Monde Nissin Corporation(a)	1,866,366

	GAS & WATER UTILITIES - 1.0%
964,000	Guangdong Investment Ltd.	1,234,246

	HEALTH CARE FACILITIES & SERVICES - 1.7%
391,275	Max Healthcare Institute Ltd.(a)	2,103,210

	HOME & OFFICE PRODUCTS - 1.9%
412,000	Haier Smart Home Company Ltd., H Shares(b)	1,455,506
103,400	Midea Group Company Ltd.	884,587
		2,340,093
	INSURANCE - 4.9%
229,400	AIA Group Ltd.(b)	2,253,562
1,079,000	Cathay Financial Holding Company Ltd.(b)	2,269,089
115,492	Prudential plc	1,437,624
		5,960,275
	INTERNET MEDIA & SERVICES - 6.6%
4,848	NAVER Corporation(b)	1,073,534
148,300	Tencent Holdings Ltd.(b)	6,988,594
		8,062,128

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCK – 95.1% (Continued)
	LEISURE FACILITIES & SERVICES - 3.3%
155,340	Jollibee Foods Corporation	$636,607
1,179,387	Lemon Tree Hotels Ltd.(a)	1,010,461
776,900	Minor International PCL - ADR(a)	783,480
108,538	OPAP S.A.	1,608,304
		4,038,852
	MACHINERY - 0.7%
339,990	Sany Heavy Industry Company Ltd., Class A	843,226

	METALS & MINING - 2.7%
3,993,800	Aneka Tambang Tbk	712,115
2,363,500	Banpu PCL - ADR	840,340
54,500	Ganfeng Lithium Company Ltd.	900,924
128,441	Hindalco Industries Ltd.(b)	798,632
		3,252,011
	OIL & GAS PRODUCERS - 2.2%
376,189	Gazprom PJSC	0
445,795	Oil & Natural Gas Corp Ltd.(b)	922,704
50,000	Petroleo Brasileiro S.A. - ADR	678,500
256,200	PTT Exploration & Production PCL	1,118,629
		2,719,833
	REAL ESTATE OWNERS & DEVELOPERS - 1.5%
25,680	Ayala Corporation	360,473
667,729	Indiabulls Real Estate Ltd.(a)	770,287
230,490	Vinhomes JSC(b)	651,583
		1,782,343
	REAL ESTATE SERVICES - 0.7%
300,000	ESR Cayman Ltd.(a)	910,679

	RENEWABLE ENERGY - 2.6%
21,300	Contemporary Amperex Technology Company Ltd.	1,297,919
186,915	LONGi Green Energy Technology Company Ltd., Class A	1,889,707
		3,187,626

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCK – 95.1% (Continued)
	RETAIL - CONSUMER STAPLES - 1.7%
212,700	Atacadao S.A.	$886,716
8,512	Magnit PJSC	0
331,100	Wal-Mart de Mexico S.A.B. de C.V.	1,173,444
		2,060,160
	RETAIL - DISCRETIONARY - 0.7%
1,940,400	Home Product Center PCL	841,847

	SEMICONDUCTORS - 11.5%
60,000	MediaTek, Inc.(b)	1,654,389
20,021	SK Hynix, Inc.(b)	1,744,003
457,000	Taiwan Semiconductor Manufacturing Company Ltd.	8,265,317
26,800	Taiwan Semiconductor Manufacturing Company Ltd. – ADR (b)	2,490,524
		14,154,233
	SPECIALTY FINANCE - 2.6%
112,121	Housing Development Finance Corp Ltd.	3,230,830

	TECHNOLOGY HARDWARE - 6.6%
161,000	Accton Technology Corporation	1,256,014
103,922	Samsung Electronics Company Ltd.	5,505,542
12,575	Samsung Electronics Company Ltd. – Pref.	586,067
113,000	Unimicron Technology Corporation	792,745
		8,140,368
	TECHNOLOGY SERVICES - 4.4%
180,511	Infosys Ltd.	3,653,840
249,780	Shanghai Baosight Software Company Ltd.	1,783,838
		5,437,678
	TELECOMMUNICATIONS - 2.8%
176,185	Bharti Airtel Ltd.(a)	1,688,772
5,413,600	Telekomunikasi Indonesia Persero Tbk P.T.	1,719,564
		3,408,336
	TRANSPORTATION & LOGISTICS - 1.8%
185,376	Spring Airlines Company Ltd.(a)	1,277,414
22,404	Wizz Air Holdings plc(a)	876,344
		2,153,758

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares				Fair Value
	COMMON STOCK – 95.1% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.6%
349,317	Devyani International Ltd.(a)			$778,106

	TOTAL COMMON STOCKS (Cost $119,959,905)			116,712,497

		Expiration Date	Exercise Price
	WARRANT — 0.0%(c)
	LEISURE FACILITIES & SERVICES - 0.0% (c)
26,977	Minor International PCL (Thailand)	07/31/2023	$21.60	10,366
42,772	Minor International PCL (Thailand)	05/08/2023	28.00	8,252
38,762	Minor International PCL (Thailand)	02/16/2024	31.00	5,489
	TOTAL WARRANT (Cost $5,303)			24,107

	SHORT-TERM INVESTMENTS – 0.5%
	MONEY MARKET FUNDS – 0.5%
606,146	First American Government Obligations, 0.5% (Cost $606,146)(d)			606,146

	COLLATERAL FOR SECURITIES LOANED — 0.5%
575,338	Mount Vernon Prime Portfolio, 0.45% (Cost $575,338)(d),(e)			575,338

	TOTAL INVESTMENTS – 97.1% (Cost $122,008,390)			$119,194,048
	OTHER ASSETS LESS LIABILITIES – 2.9%			3,539,092
	NET ASSETS - 100.0%			$122,733,140

ADR	- American Depositary Receipt

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $553,598 at April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

(d)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(e)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Portfolio Composition * - (Unaudited)
Hong Kong	21.0%	Indonesia	6.7%
India	15.7%	Thailand	5.9%
Taiwan	11.9%	Great Britain	3.0%
United States	10.5%	Philippines	2.4%
China	9.1%	Others	6.1%
Sweden	7.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivatives.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), lost -11.9 percent during the semi-annual period ending April 30, 2022. Across sectors, gains were led by energy, materials, and utilities. Conversely, consumer discretionary, information technology, and industrials were the most significant underperforming sectors. The best performing developed market countries as measured by the Index in local terms during the semi-annual period were Norway, up 8.9 percent, and the UK, up 8.8 percent. The worst performing developed market countries were the Netherlands, down -21.1 percent, and Ireland, down -16.7 percent. The best performing emerging market countries during the period as measured by the Index were Turkey, up 65.0 percent, and the UAE, up 29.4 percent. The worst performing emerging market countries were Hungary, down -28.1 percent, and China, down -24.2 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the semi-annual period were: China, mainly due to the Fund’s underweight positioning to consumer discretionary, and overweight positioning to Chinese energy; and Brazil, primarily due to both positive selection and overweight positioning to energy and materials. Countries contributing the most to underperformance relative to the Index included: Russia, primarily due to the Fund’s overweight positioning to the Russian financials and Russian energy baskets; and Germany, primarily due to both overweights and negative selection within the German consumer discretionary and materials baskets.

Sectors contributing the most to returns relative to the Index during the semi-annual period included: Consumer discretionary, primarily due to underweight positioning to both Chinese consumer discretionary (noted above) and Dutch consumer discretionary; and health care mainly due to underweights to Chinese health care and overweights to UK health care. Sectors contributing the most to underperformance relative to the Index included: financials, primarily due to overweights to Russian financials (noted above), as well as underweights to Canadian and German financials; and information technology, largely due to overweight positioning to Dutch information technology, as well as both overweight positioning and negative stock selection within Australian information technology.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the semi-annual period included: Petrobras – Petroleo Brasileiro S.A. (PETR4 BZ) (holding weight*: 1.53 percent), a Brazilian energy company; BHP Group LTD (BHP LN) (holding weight*: 0.77 percent), an Australian materials company; and Vale S.A. (VALE3 BZ) (holding weight**: 0.07 percent), a Brazilian energy company. PETR4 B and BHP LN rose 55.0 percent and 38.4 percent, respectively over the six-month period. VALE rose 68.3 percent during the fiscal year before it was sold in April. Stocks contributing the most to underperformance relative to the Index included Russian securities that are not currently accessible for trading by foreign investors, including the Fund. These include: Sberbank of Russia PJSC (SBER RX) (holding weight*: 0.00 percent), a Russian financials company, Lukoil PJSC (LKOH RM) (holding weight*: 0.00 percent), a Russian energy company, and Gazprom PJSC (OGZPY) (holding weight*: 0.00 percent), also a Russian energy company. Each of the Fund’s Russian holdings were valued at zero at the end of the most recent fiscal quarter.

Sub-Advisor Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	(14.85)%	(12.40)%	5.87%	6.40%
Class A with load of 5.75%	(19.86)%	(17.64)%	4.35%	5.50%
Class A without load	(14.96)%	(12.62)%	5.59%	6.13%
Class C	(15.25)%	(13.27)%	4.82%	5.34%
MSCI All Country World ex US Index (net)	(11.87)%	(10.31)%	4.94%	5.04%
Morningstar Foreign Large Cap Blend Category	(12.93)%	(10.30)%	4.16%	5.00%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1%
	APPAREL & TEXTILE PRODUCTS - 1.2%
2,775	adidas A.G.	$559,434
11,041	Cie Financiere Richemont S.A.	1,283,008
		1,842,442
	ASSET MANAGEMENT - 1.7%
37,168	Industrivarden A.B., C Shares	935,998
47,569	Investor A.B. - A	993,685
11,931	Investor A.B. - B	229,618
1,533	Sofina S.A.	469,656
		2,628,957
	AUTOMOTIVE - 2.6%
2,100	Ferrari N.V. (d)	440,454
5,604	Hyundai Motor Company	396,854
17,169	Mercedes-Benz Group A.G.	1,198,053
77,900	Nissan Motor Company Ltd.(a)	311,915
65,233	Stellantis N.V.	875,664
5,562	Volkswagen A.G.	861,106
		4,084,046
	BANKING - 9.0%
43,009	Bank Leumi Le-Israel BM	450,990
279,200	Bank of Beijing Company Ltd., Class A	192,384
47,790	Bank of China Ltd. - ADR	462,607
3,575,000	Bank of China Ltd., H Shares	1,402,761
2,129,800	Bank of Communications Company Ltd.	1,630,838
1,150,000	Bank of Communications Company Ltd., H Shares	800,269
565,400	Bank of Jiangsu Company Ltd.	622,596
512,200	Bank of Shanghai Company Ltd., Class A	501,251
65,213	Barclays plc - ADR(d)	485,837
31,712	BNK Financial Group, Inc.	195,513
57,900	Chiba Bank Ltd. (The)	333,736
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	105,617
190,674	Gulf Bank KSCP	211,915
1	Haci Omer Sabanci Holding A/S	1
10,225	Hana Financial Group, Inc.	377,370

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	BANKING - 9.0% (Continued)
55,536	Industrial & Commercial Bank of China Ltd. - ADR(d)	$663,634
1,449,000	Industrial & Commercial Bank of China Ltd., H Shares	873,464
150,400	Industrial Bank Company Ltd.	462,342
12,641	KB Financial Group, Inc.	584,625
449,900	Mebuki Financial Group, Inc.	905,983
218,800	Mitsubishi UFJ Financial Group, Inc.	1,272,124
12,417	Nordea Bank Abp	123,815
74,724	Quinenco S.A.	205,310
775,890	Sberbank of Russia PJSC	0
36,156	Skandinaviska Enskilda Banken A.B.	405,512
12,807	Sumitomo Mitsui Financial Group, Inc. - ADR	76,714
5,600	Sumitomo Mitsui Trust Holdings, Inc.	173,832
58,951	Svenska Handelsbanken A.B., A Shares	594,679
6,000	Swedbank A.B., A Shares	94,928
1	Turkiye Is Bankasi A/S	1
1,284,860,000	VTB Bank PJSC	0
		14,210,648
	BEVERAGES - 0.7%
3,702	Carlsberg A/S - Series B	470,249
16,186	Cia Cervecerias Unidas S.A.	108,265
2,961	Diageo plc - ADR(d)	588,291
		1,166,805
	BIOTECH & PHARMA - 8.9%
21,748	AstraZeneca plc - ADR(d)	1,444,067
11,613	Bayer A.G.	764,728
106,917	GlaxoSmithKline plc - ADR(d)	4,841,201
10,448	Novartis A.G. - ADR	919,737
6,834	Novartis A.G.	603,984
9,491	Novo Nordisk A/S - ADR(d)	1,081,974
8,202	Novo Nordisk A/S, Class B	936,828
9,103	Roche Holding A.G.	3,375,903
		13,968,422

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	CHEMICALS - 4.8%
17,205	BASF S.E.	$905,791
15,084	Brenntag S.E.	1,163,580
20,889	Covestro A.G.	899,114
2,300	Daicel Corporation	14,062
16,656	Evonik Industries A.G.	435,529
8,100	Kaneka Corporation	216,763
21,400	Mitsubishi Chemical Holdings Corporation	130,506
8,400	Mitsui Chemicals, Inc.	191,946
145,276	National Industrialization Company(a)	783,021
3,200	Nitto Denko Corporation	214,814
10,128	PhosAgro PJSC	0
14,171	Sasol Ltd.,(a)	347,381
26,739	Saudi Arabian Fertilizer Company	1,151,909
6,800	Shin-Etsu Chemical Company Ltd.	934,670
9,200	Sumitomo Chemical Company Ltd.	39,125
6,700	Tosoh Corporation	92,529
1,096	Yara International ASA	55,723
900	Yara International ASA - ADR	22,905
		7,599,368
	COMMERCIAL SUPPORT SERVICES – 1.0%
12,994	Randstad N.V.	686,903
289	SGS S.A.	742,675
2,400	SGS S.A. - ADR	61,344
		1,490,922
	CONSTRUCTION MATERIALS - 0.4%
1,100	AGC, Inc.	41,243
10,910	James Hardie Industries plc - ADR(d)	313,008
4,900	James Hardie Industries plc - CDI	141,241
8,762	Titan Cement International S.A.	122,722
		618,214
	DIVERSIFIED INDUSTRIALS - 0.9%
16,100	Hitachi Ltd.	763,661
18,900	Mitsubishi Heavy Industries Ltd.	646,273
		1,409,934

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	ELECTRIC UTILITIES - 0.7%
5,943	CEZ A/S	$254,620
15,700	Chubu Electric Power Company, Inc.	158,512
14,404	E.ON S.E.	149,856
452,000	Huadian Power International Corp Ltd.	156,863
52,622	Origin Energy Ltd.	251,668
24,000	Tenaga Nasional Bhd	50,017
25,700	Tokyo Electric Power Company Holdings, Inc.(a)	88,721
		1,110,257
	ELECTRICAL EQUIPMENT - 2.2%
32,548	ABB Ltd. - ADR(d)	972,209
76,728	ABB Ltd.	2,302,250
1,300	Daikin Industries Ltd.	198,688
		3,473,147
	ENGINEERING & CONSTRUCTION - 0.0%(b)
1	Enka Insaat ve Sanayi A/S	1

	FOOD - 0.3%
741,000	WH Group Ltd.	511,732

	FORESTRY, PAPER & WOOD PRODUCTS - 0.2%
8,478	UPM-Kymmene OYJ	293,184

	HEALTH CARE FACILITIES & SERVICES - 0.9%
16,464	Fresenius Medical Care A.G. & Company KGaA - ADR(d)	509,232
15,788	Fresenius Medical Care A.G. & Company KGaA	981,508
		1,490,740
	HOME & OFFICE PRODUCTS - 0.0%(b)
1	Arcelik A/S	4

	HOUSEHOLD PRODUCTS - 0.8%
35	AMOREPACIFIC Group	1,369
28,607	Unilever plc – ADR (d)	1,323,360
		1,324,729
	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
62,016	China Development Financial Holding Corporation	37,405

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.2% (Continued)
268,400	Haitong Securities Company Ltd.	$187,443
110,420	Mirae Asset Daewoo Company Ltd.	385,171
329,400	Nomura Holdings, Inc.	1,268,497
		1,878,516
	INSURANCE - 8.4%
90,326	Aegon N.V.	468,170
19,301	Allianz S.E. - ADR	432,342
46,317	China Life Insurance Company Ltd. - ADR(d)	332,093
5,700	COFCO Capital Holdings Company Ltd.	6,192
6,500	Dai-ichi Life Holdings, Inc.	130,172
7,097	Hyundai Marine & Fire Insurance Company Ltd.	181,831
74,000	Japan Post Holdings Company Ltd.	518,942
50,800	MS&AD Insurance Group Holdings, Inc.	1,512,364
4,367	Muenchener Rueckversicherungs-Gesellschaft A.G. in	1,039,645
21,204	NN Group N.V.	1,038,291
1,649,400	People’s Insurance Company Group of China Ltd.	1,086,242
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	736,493
3,712	Samsung Fire & Marine Insurance Company Ltd.	611,647
3,206	Samsung Fire & Marine Insurance Company Ltd.- Pfd.	410,415
36,900	Sompo Holdings, Inc.	1,502,384
25,672	Swiss Re A.G.	2,105,517
3,500	T&D Holdings, Inc.	44,982
1,189	Talanx A.G.	49,423
2,354	Zurich Insurance Group A.G.	1,071,827
		13,278,972
	MACHINERY - 1.7%
35,259	CNH Industrial N.V.	499,338
4,000	Keyence Corporation	1,608,216
7,000	Techtronic Industries Company Ltd.	93,436
29,300	Yokogawa Electric Corporation	467,173
		2,668,163
	MEDICAL EQUIPMENT & DEVICES - 0.5%
2,800	Hoya Corporation	277,912
6,700	Shimadzu Corporation	219,064

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 0.5% (Continued)
13,130	Smith & Nephew plc	$212,808
		709,784
	METALS & MINING - 6.6%
16,642	Anglo American plc - ADR	371,117
33,742	Anglo American PLC	1,494,391
66,716	BHP Group Ltd.	2,232,662
17,472	BHP Group Ltd. – ADR (d)	1,170,275
230,400	China Shenhua Energy Company Ltd.	1,067,815
21,500	China Shenhua Energy Company Ltd., H Shares	68,689
3,785	MMC Norilsk Nickel PJSC	0
8,838	Norsk Hydro ASA	74,209
9,618	Rio Tinto Ltd.	760,729
4,296	Rio Tinto plc	303,524
36,341	Rio Tinto plc - ADR(d)	2,584,571
27,683	South32 Ltd.	92,183
40,200	Yankuang Energy Group Company Ltd., Class A	210,075
		10,430,230
	OIL & GAS PRODUCERS - 15.4%
94,242	BP plc - ADR	2,706,631
6,423	Canadian Natural Resources Ltd.	397,391
743,000	China Petroleum & Chemical Corporation	484,938
1,550,000	China Petroleum & Chemical Corporation, H Shares	758,679
17,700	ENEOS Holdings, Inc.	62,287
32,540	Eni SpA - ADR(d)	904,937
13,665	Eni SpA	190,962
2,581	Equinor ASA - ADR	87,960
6,389	Equinor ASA	215,920
247,390	Gazprom PJSC	0
87,530	Gazprom PJSC - ADR	0
1,262,440	Guanghui Energy Company Ltd.(a)	1,688,450
58,300	Idemitsu Kosan Company Ltd.	1,536,690
37,200	Inpex Corporation	442,667
50,467	KOC Holding A/S	136,440

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	OIL & GAS PRODUCERS - 15.4% (Continued)
24,250	LUKOIL PJSC	$0
1,320	Lundin Energy A.B.	54,584
94,867	MOL Hungarian Oil & Gas plc	804,358
22,511	Motor Oil Hellas Corinth Refineries S.A.	356,019
9,000	OMV A.G.	459,919
2,085,400	PetroChina Company Ltd.	1,684,719
10,881	PetroChina Company Ltd. – ADR (d)	515,977
96,000	PetroChina Company Ltd., H Shares	45,570
212,700	Petroleo Brasileiro S.A.	1,447,744
388,400	Petroleo Brasileiro S.A.- Pref.	2,395,386
4,496	Petroleo Brasileiro S.A.-A - ADR	55,166
12,584	Petroleo Brasileiro S.A. - ADR	170,765
85,128	Polskie Gornictwo Naftowe i Gazownictwo S.A.	119,300
13,600	PTT Exploration & Production PCL	59,381
9,462	Repsol S.A.	141,110
117,940	Rosneft Oil Company PJSC	0
48,621	Shell plc - ADR	2,597,820
12,575	Suncor Energy, Inc.	451,946
6,830	Tatneft PJSC	0
35,014	TotalEnergies S.E.	1,718,770
30,030	TotalEnergies S.E. - ADR(d)	1,462,761
		24,155,247
	OIL & GAS SERVICES & EQUIPMENT - 0.4%
1,256,700	CNOOC Energy Technology & Services Ltd.	449,408
2,292,000	Sinopec Oilfield Service Corporation(a)	170,740
		620,148
	REAL ESTATE OWNERS & DEVELOPERS - 0.0%(b)
13,000	Hang Lung Group Ltd.	25,382

	RETAIL - CONSUMER STAPLES - 1.1%
108,490	BIM Birlesik Magazalar A/S	609,313
3,867	Carrefour S.A.	82,218
66,193	Cencosud S.A.	106,027
77,648	CK Hutchison Holdings Ltd. - ADR	539,654

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	RETAIL - CONSUMER STAPLES - 1.1% (Continued)
462	George Weston Ltd.	$57,474
11,955	Woolworths Group Ltd.	323,380
		1,718,066
	RETAIL - DISCRETIONARY - 0.6%
16,800	Jardine Matheson Holdings Ltd.	892,584

	SEMICONDUCTORS - 6.5%
4,200	Advantest Corporation	286,677
307	ASM International N.V.	92,223
6,647	ASML Holding N.V.	3,771,284
1,400	ASML Holding N.V. - ADR	789,278
14,214	SK Hynix, Inc.	1,238,163
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	994,732
16,110	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,497,103
2,500	Tokyo Electron Ltd.	1,054,997
4,100	Tokyo Electron Ltd. - ADR	435,789
		10,160,246
	SOFTWARE - 1.8%
6,223	Check Point Software Technologies Ltd.(a)	785,903
2,116	Nemetschek S.E.	167,863
325	SAP S.E.	32,927
12,248	SAP S.E. - ADR(d)	1,234,598
3,691	Temenos A.G.	372,633
10,300	TIS, Inc.	231,360
		2,825,284
	SPECIALTY FINANCE - 1.2%
58,900	ORIX Corporation	1,074,408
2,688	ORIX Corporation - ADR	244,097
20,481	Samsung Card Company Ltd.(a)	539,294
		1,857,799
	STEEL - 2.3%
152,000	Angang Steel Company Ltd.	66,489
27,897	BlueScope Steel Ltd.	396,524
100	Hitachi Metals Ltd.(a)	1,561

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	STEEL - 2.3% (Continued)
8,272	Hyundai Steel Company	$279,431
81,300	JFE Holdings, Inc.	994,320
268,000	Maanshan Iron & Steel Company Ltd.	104,789
19,000	Mitsui & Company Ltd.	460,157
74,900	Nippon Steel Corporation	1,189,454
383	POSCO Holdings, Inc.	86,931
		3,579,656
	TECHNOLOGY HARDWARE - 5.1%
10,100	Brother Industries Ltd.	175,556
7,323	Canon, Inc. - ADR	168,283
12,000	Canon, Inc.	276,144
103,000	Chicony Electronics Company Ltd.	286,560
1,005	FUJIFILM Holdings Corporation - ADR	55,697
5,400	FUJIFILM Holdings Corporation	296,881
2,200	Kyocera Corporation	115,530
7,571	LG Electronics, Inc.	344,900
20,218	Nokia OYJ	102,476
113,676	Nokia OYJ - ADR	572,927
8,400	Ricoh Company Ltd.	61,344
352	Samsung Electronics Company Ltd. - ADR	465,872
78,420	Samsung Electronics Company Ltd.	4,154,507
19,632	Samsung Electronics Company Ltd.-Pref.	914,963
22	Samsung Electronics Company Ltd. 144A - ADR(c)	25,828
		8,017,468
	TECHNOLOGY SERVICES - 2.8%
30,600	Adyen N.V. - ADR(a), (d)	510,102
7,000	Fujitsu Ltd.	1,058,174
11,600	Nomura Research Institute Ltd.	328,047
35,100	NTT Data Corporation	647,251
13,825	RELX plc - ADR(d)	407,146
6,978	Thomson Reuters Corporation	697,521
5,551	Wolters Kluwer N.V.	560,385
2,435	Wolters Kluwer N.V. - ADR	245,375
		4,454,001

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	TELECOMMUNICATIONS - 3.1%
36,619	Deutsche Telekom A.G.	$674,360
29,600	Nippon Telegraph & Telephone Corporation	872,401
15,625	Proximus S.A.DP	273,016
590,627	Telecom Italia SpA, Savings Shares	164,355
165,419	Telefonica S.A.,(a)	804,460
23,519	Telekomunikasi Indonesia Persero Tbk P.T. - ADR	748,375
20,879	Telenor ASA	294,431
127,392	Telia Company A.B.	528,827
699,290	Turk Telekomunikasyon A/S	473,693
		4,833,918
	TOBACCO & CANNABIS - 1.4%
46,310	British American Tobacco plc - ADR	1,934,832
39,939	Swedish Match A.B.	318,148
		2,252,980
	TRANSPORTATION & LOGISTICS – 1.0%
4,173	AP Moller - Maersk A/S - ADR	60,300
34	AP Moller - Maersk A/S - Series B	98,398
211	AP Moller - Maersk A/S - Series A	597,229
92,000	COSCO SHIPPING Ports Ltd.	65,599
3,536	Deutsche Post A.G.	151,021
39,000	Evergreen Marine Corp Taiwan Ltd.	187,506
4,000	Nippon Yusen KK	288,611
60,100	Shanghai International Port Group Company Ltd.	53,637
1	Turk Hava Yollari AO(a)	3
11,000	Yang Ming Marine Transport Corporation,(a)	45,900
		1,548,204
	TRANSPORTATION EQUIPMENT - 0.0%(b)
10,800	Hino Motors Ltd.	55,756

	WHOLESALE - CONSUMER STAPLES - 0.2%
29,500	Marubeni Corporation	322,051

	WHOLESALE - DISCRETIONARY - 0.5%
21,700	Toyota Tsusho Corporation	779,717

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	TOTAL COMMON STOCKS (Cost $157,564,345)	$154,287,724

	EXCHANGE-TRADED FUNDS — 1.1%
	EQUITY - 1.1%
25,635	Global X MSCI Argentina ETF	813,142
2,022	iShares MSCI EAFE ETF	138,790
20,127	iShares MSCI Eurozone ETF(d)	807,294

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,655,602)	1,759,226

	COLLATERAL FOR SECURTIES LOANED – 12.7%
20,016,338	Mount Vernon Prime Portfolio, 0.45% (Cost $20,016,338) (e),(f)	20,016,338

	TOTAL INVESTMENTS – 111.9% (Cost $179,236,285)	$176,063,288
	LIABILITIES IN EXCESS OF OTHER ASSETS- (11.9)%	(18,772,279)
	NET ASSETS - 100.0%	$157,291,009

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtio

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

TAS	- Turkish Accounting Standards

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 25,828 or 0.0% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $19,380,217 at April 30, 2022.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Portfolio Composition * - (Unaudited)
United States	28.3%	Norway	4.9%
Japan	14.7%	Netherlands	3.8%
Collateral for securities loaned	11.4%	Hong Kong	3.5%
Switzerland	6.3%	Brazil	2.2%
China	5.8%	Other Countries	14.0%
Denmark	5.1%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivatives.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)

Message from the Sub-Adviser (Newton Investment Management North America, LLC)

Asset Class Recap

Global markets fell substantially over the six-month fiscal period ending April 30, 2022, as persistent inflation, rising COVID cases, and fear of aggressive monetary tightening dented investor sentiment. A new sub-variant of COVID began to spread throughout Asia and Europe, which led China to introduce a ‘zero-covid’ policy, in effect requiring citizens to quarantine for weeks on end. The restrictive lockdown measures further disrupted the supply chain, which continued to push commodity and goods prices higher. Russia’s invasion of Ukraine exacerbated the already elevated inflation, with prices of key commodities, such as oil and grains, surging. European markets tumbled following the invasion, with countries heavily dependent on the two nations impacted more severely than others. In addition to the geopolitical turmoil, the Federal Reserve (the Fed) increased interest rates for the first time since 2018. Investors were spooked by the Fed’s more hawkish tone, leading some to believe that monetary tightening may be more aggressive than previously anticipated. The 10-year U.S. Treasury yield continued to climb higher, ending the fiscal period at 2.93 percent, the highest level since December 2018. Over the fiscal period, global equities, as measured by the MSCI ACWI Index, lost 11.4 percent, while global fixed income markets, as measured by the Bloomberg Global Aggregate Bond Index, declined 11.7 percent. The global macro asset class, which has historically had a lower correlation to traditional stock and bond asset classes, significantly outperformed the broader market. Over the fiscal period, the global macro asset class, as measured by the IQ Hedge Global Macro Beta Index, edged 1.1 percent lower.

Allocation Review

The Sub-Adviser utilizes a combination of strategies to best achieve its investment objective; maximizing total return from capital appreciation and dividends, while also preserving capital in market downturns. The growth strategy, which is primarily utilized for the capital appreciation objective, is made up of global equities. Given the sell -off in equities over the fiscal period, coupled with the Sub-Adviser’s significant allocation to this strategy (63.2 percent), the growth strategy detracted the most from Fund performance. When compared to the prior fiscal period end, the growth strategy allocation increased 11.3 percent, from 51.9 percent. The defensive strategy, which is primarily utilized for the capital preservation objective, is made up of global bonds and cash equivalents. Like global equities, global bonds fell over the fiscal period, as central banks across the globe took a more dovish stance given the rapid rise in inflation. As mentioned earlier, the Fed raised interest rates for the first time since 2018, leading to a spike in the 10- year U.S. Treasury yield, causing prices of longer-dated investment grade corporate and government bonds to plummet. The defensive strategy fluctuated from a low of 27.8 percent over the fiscal period, to a high of 51.8 percent, before settling at 44.2 percent at the end of the fiscal period. Another strategy the Sub-Adviser utilizes to best achieve its investment objective is an allocation to real assets, primarily comprised of physical asset exchange-traded futures and exchanged-traded funds (ETFs). Historically, real assets, such as commodities, real estate, and infrastructure, have outperformed in periods of heightened inflation. With inflation reaching levels not seen in 40 years, the real asset strategy contributed meaningfully to Fund performance this fiscal quarter. The real asset strategy increased from 4.9 percent at the prior fiscal period end to 16.3 percent at the most recent fiscal period end, primarily due to price appreciation. Lastly, the Fund has a minimal allocation to diversifying strategies, which utilizes option writing strategies designed to protect downside risk. The diversifying strategy contributed marginally to Fund performance.

Holdings Insights

As mentioned earlier, the growth strategy detracted the most from Fund performance, primarily attributed to the sell-off in global equities. Domestic and foreign equities spanning developed and emerging markets all fell, as rising inflation, geopolitical conflict between Russia and Ukraine, and potentially aggressive monetary policy negatively impacted stocks. The largest individual detractor from Fund performance over the fiscal period was the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 21.26 percent). Over the fiscal period, SPY fell 9.7 percent. Additionally, the Sub-Adviser’s exposure to emerging markets equities, through the iShares MSCI Emerging Markets ETF (EEM) (holding weight*: 2.17 percent), and German stocks, through the iShares Currency Hedged MSCI Germany ETF (HEWG) (holding weight*: 1.43 percent) detracted from performance, highlighting that the sell-off in equities was felt across the globe. Over the fiscal period, EEM lost 15.5 percent, while HEWG decreased 14.0 percent.

Within the defensive strategy, the allocation to U.S. government bonds detracted from Fund performance. Given the rise in interest rates, government bonds, as well as other investment-grade corporate bonds, sold off more than the other fixed income asset classes, such as high-yield corporate bonds and leveraged loans. The higher duration of this asset class was negatively impacted by the Fed’s decision to raise interest rates. The Sub-Adviser’s long position in the 10-year U.S. Treasury Futures Option due June 2022 (TYM2C 110.00 COMDTY) (holding weight*: 2.42 percent) future contract detracted the most from Fund performance. Over the fiscal period, this position decreased 41.8 percent.

Within the real asset strategy, the Sub-Adviser’s allocation to commodities contributed to Fund performance. The third largest holding in the Fund is the allocation to the iShares GSCI Commodity Dynamic Roll Strategy ETF (COMT) (holding weight*: 16.36 percent), which was the largest contributor to Fund performance over the fiscal period. The price of major commodities, such as oil, gas, precious metals, and grains, all saw their prices rise substantially over the fiscal period, as supply chain disruptions, coupled with political turmoil in Russia and Ukraine, strained the supply of these key resources. Over the fiscal quarter, COMT increased 31.2 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that while there are numerous headwinds in today’s market, there are still opportunities. Given the flexibility of the strategy, the Sub-Adviser has the ability to tactically shift from segments of the market that appear unattractive, and selectively allocate to other areas that could potentially provide more upside, making this strategy one of the few that could navigate various market environments. With rising prices, global geopolitical conflict, and potentially aggressive monetary policy, this Fund could provide attractive returns with lower systematic risk and lower correlation to traditional asset classes, such as equity and fixed income.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	(8.12)%	(4.01)%	1.76%	1.23%
Class A with load of 5.75%	(13.57)%	(9.82)%	0.31%	0.36%
Class A without load	(8.28)%	(4.32)%	1.50%	0.96%
Class C	(8.59)%	(5.05)%	0.74%	0.20%
IQ Hedge Global Macro Beta Index	(1.12)%	0.19%	3.80%	2.06%
Morningstar Macro Trading Category	(1.11)%	0.41%	3.20%	2.99%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and market trends. These mutual funds are not restricted by asset class and may invest across such disparate assets as global equities, bonds, currencies, and commodities, and make extensive use of derivatives. These strategies can take significant directional long or short positions on any asset class over short periods and may have relatively high portfolio turnover.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.16% for Class N, 3.16% for Class C and 2.41% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 41.1%
	COMMODITY - 16.4%
92,497	iShares GSCI Commodity Dynamic			$3,843,250

	EQUITY - 24.8%
11,990	iShares Currency Hedged MSCI Germany ETF			337,159
12,017	iShares MSCI Emerging Markets ETF			509,280
12,124	SPDR S&P 500 ETF Trust (a)			4,995,089
				5,841,528

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,425,736)			9,684,778

		Coupon Rate
Principal Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 45.8%
	U.S. TREASURY BILLS — 45.8%
541,000	United States Treasury Bill (b)	0.1900	05/19/22	540,946
10,239,000	United States Treasury Bill	0.4300	06/16/22	10,233,365

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $10,773,912)			10,774,311

Shares
	SHORT-TERM INVESTMENTS — 7.3%
	MONEY MARKET FUNDS - 7.3%
1,539,480	Morgan Stanley Institutional Liquidity Funds -, Institutional Class, 0.30% (Cost $1,539,480)(c)			1,539,480

	COLLATERAL FOR SECURITIES LOANED – 22.3%
5,238,873	Mount Vernon Prime Portfolio, 0.45% (Cost $5,238,873) (c),(d)			5,238,873

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 2.4%
	CALL OPTIONS PURCHASED - 2.4%
9	S&P 500 Emini Future	GS	07/15/2022	$4,950	$2,227,500	$720
24	S&P 500 Emini Future	GS	07/15/2022	5,080	6,096,000	840
9	S&P 500 Emini Future	GS	06/17/2022	4,725	2,126,250	1,125
24	S&P 500 Emini Future	GS	06/17/2022	4,900	5,880,000	660
62	US 10YR Treasury Note Future	GS	05/20/2022	110	6,820,000	567,688
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,029,165)					571,033

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

TOTAL INVESTMENTS – 118.1% (Cost $25,007,166)	$27,808,475
LIABILITIES IN EXCESS OF OTHER ASSETS – (18.1)%	(4,268,238)
NET ASSETS - 100.0%	$23,540,237

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.4)%
	PUT OPTIONS WRITTEN - (0.4)%
6	S&P 500 Emini Future	GS	05/20/2022	$4,080	$1,224,000	$30,075
12	S&P 500 Emini Future	GS	05/31/2022	4,000	2,400,000	54,450
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $54,244)					84,525

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(f)	Value and Unrealized Appreciation (Depreciation)
21	CBOT 10 Year US Treasury Note	06/21/2022	$2,502,276	$(47,289)
10	CME E-mini Russell 2000 Index Futures	06/17/2022	930,650	(55,966)
21	CME E-Mini Standard & Poor’s 500 Index Future	06/17/2022	4,333,874	(69,004)
16	Eurex 10 Year Euro BUND Future	06/08/2022	2,591,688	(81,666)
3	Euronext Amsterdam Index Future	05/20/2022	447,039	839
11	Euronext CAC 40 Index Future	05/20/2022	751,334	(1,615)
12	FTSE 100 Index Future	06/17/2022	1,133,610	43,858
1	HKG Hang Seng Index Future	05/30/2022	133,828	8,124
1	MEFF Madrid IBEX 35 Index Future	05/20/2022	90,377	707
7	Montreal Exchange 10 Year Canadian Bond Future	06/21/2022	688,509	(8,603)
3	Montreal Exchange S&P/TSX 60 Index Future	06/16/2022	584,732	(22,430)
29	SFE 10 Year Australian Bond Future	06/15/2022	2,543,309	(68,290)
2	SFE S&P ASX Share Price Index 200 Future	06/16/2022	261,710	2,797
5	TSE TOPIX (Tokyo Price Index) Future	06/09/2022	733,282	26,426
	TOTAL FUTURES CONTRACTS			$(272,112)

	Open Short Futures Contracts
4	Eurex Swiss Market New Index Future	06/17/2022	$497,203	$(12,024)
12	Long Gilt Future	06/28/2022	1,787,099	49,740
	TOTAL FUTURES CONTRACTS			$37,716

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

GS	Goldman Sachs

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $4,944,824 at April 30, 2021.

(b)	All of this security is segregated as collateral for futures contracts.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(f)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition* (Unaudited)
U.S. Treasury Obligations	39.6%
Equity	21.5%
Collateral for Securities Loaned	19.2%
Commodity	14.1%
Money Market	5.6%
Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)

Message from the Sub-Adviser (MetLife Investment Advisors, LLC)

Asset Class Recap

The fiscal year began with heightened volatility in both the equity and fixed income markets. The increased volatility had multiple underlying drivers, including supply chain issues, the Fed’s plans and pace to potentially control inflation, sanctions, and additional global disruptions as Russia attacked Ukraine. This collection of factors led to substantial and broad declines in the fixed income markets, as the Bloomberg U.S. Aggregate Bond Index declined 9.5 percent. These historically poor total returns were primarily driven by the sharp increase in U.S. Treasury yields which saw 2-year yields rise more than 220 basis points and briefly invert to 10-year yields, which rose more than 130 basis points. This aggressive rise in yields was precipitated not only by the start of the Fed hiking cycle, which saw the Fed Funds rate rise for the first time in over 3 years, but also by a recognition from many members of the Fed that the pace of this hiking cycle may have to be faster than expected to stem the spike in inflation. Although high-yield bonds generally exhibit a lower interest rate sensitivity than investment-grade bonds, all else equal, the sell-off in the fixed income markets covered all credit qualities. Within the high-yield bond sector, CCC-rated bonds dropped 7.3 percent, faring worse than single-B rated bonds, which declined 5.8 percent, while BB-rated bonds decreased 8.1 percent. High-yield bonds in general, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, declined 7.2 percent.

Allocation Review

As the Sub-Adviser continued to limit the overall interest rate sensitivity of the Fund, the Fed’s interest rate increases, along with concerns of additional larger raises, had a substantially muted impact on the Fund as a whole. The Sub-Adviser implemented its rate hedging strategy by utilizing Treasury Bond futures of various maturities to maintain an overall duration exposure for the Fund of close to one year. In addition, as the Sub-Adviser reduced the Fund’s exposure to emerging market debt and other holdings that it perceived as higher risk. The reduction in these long-duration securities resulted in the overall duration exposure of the Fund dropping significantly below one year. Similarly, the net notional exposure of the Fund decreased below 10 percent as Sub-Adviser maintained a cautious view on the credit markets. The Fund continued to primarily hold high-yield bonds, although it also held some investment-grade bonds, and the Sub-Adviser continued to utilize derivatives such as credit default swaps to take short positions in baskets of high-yield and investment-grade securities. At the end of the most recent fiscal quarter, the notional value of these credit hedges comprised close to 28 percent of the Fund. This does not include the additional 9 percent in single-name credit default swaps, which are generally part of a pairs trade strategy – therefore, the total allocation to pairs trading was close to 18 percent. The Fund had approximately 8 percent allocated to catalyst-driven prospects and close to 10 percent in opportunistic trading. The core long holdings, which included preferred stocks, accounted for approximately 24 percent of the Fund, while the rate hedging strategy accounted for 28 percent of the Fund’s holdings.

Holdings Insights

As nearly all sectors and credit qualities within the bond universe experienced losses, the strongest contributors to positive returns in the Fund were the holdings that provided short exposure to CDX high-yield and investment grade indices. This included the Fund’s holdings in the Markit CDX North America High-Yield Index (CDXNAHY38) (holding notional weight*: 11.94 percent), which is composed of one hundred liquid North American entities with high-yield credit ratings that trade in the CDS market, and holdings in the Markit North American Investment Grade CDX Index (CDXNAIG38) (holding notional weight*: 15.80 percent), which is composed of one hundred twenty five of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. The CDXNAHY and CDXNAIG are tradable indices that allow market participants to take a view on the overall credit quality and direction of the underlying basket in one tradable instrument. The long positions in these credit default swap indices, which generally represent a short position in the direction of the credit risk of the index constituents, appreciated 2.8 percent and 0.5 percent, respectively since their addition to the Fund in the final two months of the most recent fiscal quarter. Other short positions in the Fund during the fiscal period included credit default swaps in DR Horton Inc. (DRINC1718) (holding notional weight*: 1.16 percent), a U.S. homebuilder. During the six-month period, the DR Horton credit default swap appreciated 1.4 percent, as credit spreads widened, particularly in the second fiscal quarter.

Although the pairs trading strategy does not generally result in a net short position, the effective netting out of the systematic risk between the two bonds in each pairs trade helped to reduce the adverse impact from the overall decline in bond values. During the fiscal period, the Fund had exposure to pairs trades between long Gap Inc. (GAPCD1718) (holding notional weight*: -1.93 percent) and short Bath & Body Works, Inc. (BBWCD1718) (holding notional weight*: 1.93 percent). This pairs trade was performed using credit default swaps on both the long and the short, by taking a long exposure to the credit risk of Gap Inc. via a short position in credit default swap and taking a short exposure to the credit risk of Bath & Body Works, Inc. with a long position in a credit default swap. Therefore, the notional holdings weights appear reversed compared to the exposure to the credit risk of the underlying. Although the first fiscal quarter generally saw the net effect of the pairs trade work favorably for the Fund, the second fiscal quarter generally detracted from performance overall as both spreads widened out and Gap Inc.’s spread appeared to widen even more than Bath & Body Work, Inc.’s.

Most long positions within the Fund performed poorly during the fiscal period. As the Sub-Adviser implemented its stop-loss parameters, some more volatile holdings were stopped out during the fiscal period. This included two emerging market positions, Alfa Desarrollo SpA 4.55% Due 9/27/2051 (01538TAA3) (holding notional weight**: 0.88 percent), a Chilean energy and infrastructure company, and Aeropuerto Internacional de Tocumen S.A. 5.125% Due 8/11/2061 (00787CAE2) (holding notional weight**: 1.26 percent), the international airport in Panama City. From the beginning of the fiscal period through mid-February when they were sold, the Alfa Desarrollo and Aeropuerto Internacional de Tocumen bonds declined 8.3 percent and 6.3 percent, respectively. Although the Sub-Adviser believes that both bonds’ declines were driven by technical pressure on emerging market credit rather than any deteriorating fundamental factors, it followed its discipline of using the stop loss for an exit. The result was that the triggering of these stops stemmed the extent of the Fund’s losses in these holdings which each continued to decline approximately 10 percent after being sold.

Sub-Adviser Outlook

The Sub-Adviser continues to take a cautious approach to the current market environment. This includes maintaining some cash and what the Sub-Adviser considers to be short-term high quality holdings in order to have the ability to move into attractive opportunities as may be uncovered by its selection process. The Sub-Adviser believes that managing the interest rate overlay is important to maintain a low overall duration for the Fund, so that changes in the yield curve, particularly upward movements, may be mitigated.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(1.19)%	(0.31)%	5.43%	5.11%
Class A with load of 5.75%	(6.99)%	(6.30)%	3.92%	4.22%
Class A without load	(1.32)%	(0.56)%	5.17%	4.85%
Class C	(1.76)%	(1.38)%	4.38%	4.05%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	3.07%	3.08%	4.12%	3.63%
Morningstar Nontraditional Bond Category	(4.02)%	(3.50)%	1.68%	1.85%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3 -Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.83% for Class N, 2.83% for Class C and 2.08% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares					Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c),(k)				$5,700

	TOTAL COMMON STOCKS (Cost $57,730)				5,700

			Interest Rate
			(%)
	PREFERRED STOCKS — 2.7%
	REAL ESTATE INVESTMENT TRUSTS — 1.2%
121,684	Inpoint Commercial Real Estate Income, Inc.		6.7500		2,739,837

	REAL ESTATE SERVICES — 0.8%
2,000	UIRC-GSA International, LLC 144A(c),(k)		6.0000		2,030,000

	SPECIALTY FINANCE — 0.7%
83,214	TPG RE Finance Trust, Inc.		6.2500		1,737,092

	TOTAL PREFERRED STOCKS (Cost $7,122,450)				6,506,929

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 37.6%
	ASSET MANAGEMENT — 2.9%
1,255,000	Blackstone Secured Lending Fund		3.6250	01/15/26	1,202,969
2,265,000	FS KKR Capital Corporation		1.6500	10/12/24	2,123,836
1,040,000	Main Street Capital Corporation (d)		4.5000	12/01/22	1,051,138
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,578,097
					6,956,040
	AUTOMOTIVE — 0.8%
2,065,000	Hyundai Capital America (c)		1.0000	09/17/24	1,924,819

	BANKING — 6.2%
3,545,000	HSBC Holdings plc (e)	SOFRRATE + 1.430%	1.6560	03/10/26	3,554,477
2,450,000	HSBC Holdings plc		6.5000	09/15/37	2,760,879

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 37.6% (Continued)
	BANKING — 6.2% (Continued)
2,005,000	JPMorgan Chase & Company (e)	US0003M + 0.550%	0.8700	02/01/27	$1,909,082
3,505,000	KeyCorp Capital II (d)		6.8750	03/17/29	3,752,803
1,645,000	SVB Financial Group (f)	H15T10Y + 3.064%	4.7000	02/15/70	1,354,065
1,000,000	Wells Fargo & Company (e),(f)	US0003M + 0.500%	1.5440	01/15/27	952,678
795,000	Wells Fargo & Company		5.9500	12/01/86	868,824
					15,152,808

	CONSTRUCTION MATERIALS — 0.3%
830,000	Oscar AcquisitionCo, LLC / Oscar Finance, Inc. (c)		9.5000	04/15/30	757,134

	CONSUMER SERVICES — 1.8%
2,300,000	Grand Canyon University		4.1250	10/01/24	2,244,754
2,300,000	Grand Canyon University (d)		5.1250	10/01/28	2,219,500
					4,464,254

	ELECTRIC UTILITIES — 2.5%
3,310,000	American Electric Power Company, Inc.		2.0310	03/15/24	3,215,420
2,785,000	Pacific Gas and Electric Company		1.7000	11/15/23	2,707,297
					5,922,717

	ENTERTAINMENT CONTENT — 1.5%
3,545,000	Magallanes, Inc. (c),(e)	SOFRRATE + 1.780%	2.0380	03/15/24	3,578,351

	FOOD — 1.6%
2,875,000	Del Monte Foods, Inc. (c)		11.8750	05/15/25	3,143,548
700,000	Kraft Heinz Foods Company		5.0000	06/04/42	676,387
					3,819,935
	INDUSTRIAL SUPPORT SERVICES — 1.0%
2,615,000	Resideo Funding, Inc. (c)		4.0000	09/01/29	2,331,050

	INSTITUTIONAL FINANCIAL SERVICES — 3.1%
2,880,000	Credit Suisse Group A.G. (c),(f)	USSW5 + 4.598%	7.5000	06/11/70	2,891,793
2,250,000	Goldman Sachs Capital I		6.3450	02/15/34	2,490,038
2,050,000	Goldman Sachs Group, Inc. (The) (e)	SOFRRATE + 0.490%	0.7620	10/21/24	2,022,046
					7,403,877

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 37.6% (Continued)
	INSURANCE — 2.4%
2,155,000	Mutual of Omaha Insurance Company (c),(f)	US0003M + 2.640%	4.2970	07/15/54	$2,116,091
2,285,000	Ohio National Financial Services, Inc. (c)		5.5500	01/24/30	2,285,440
1,000,000	Pacific Life Insurance Company (c)		9.2500	06/15/39	1,452,524
					5,854,055
	LEISURE FACILITIES & SERVICES — 0.8%
2,050,000	Mohegan Gaming & Entertainment (c)		8.0000	02/01/26	1,810,919

	METALS & MINING — 0.5%
1,110,000	Freeport-McMoRan, Inc.		4.1250	03/01/28	1,074,286

	OIL & GAS PRODUCERS — 6.3%
1,845,000	Comstock Resources, Inc. (c),(d)		5.8750	01/15/30	1,777,943
2,135,000	Earthstone Energy Holdings, LLC (c),(d)		8.0000	04/15/27	2,127,901
2,525,000	Energean Israel Finance Ltd.		5.8750	03/30/31	2,279,444
1,000,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company (c)		6.0000	04/15/30	993,695
2,485,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company (c)		6.2500	04/15/32	2,452,062
1,045,000	Northern Oil and Gas, Inc. (c),(d)		8.1250	03/01/28	1,041,076
845,000	Rockcliff Energy II, LLC (c)		5.5000	10/15/29	820,812
2,230,000	Saudi Arabian Oil Company (c)		1.2500	11/24/23	2,170,394
1,725,000	Tullow Oil plc (c)		10.2500	05/15/26	1,714,840
					15,378,167
	SPECIALTY FINANCE — 4.6%
3,700,000	AerCap Ireland Capital DAC / AerCap Global		1.1500	10/29/23	3,534,658
1,335,000	Finance of America Funding, LLC (c),(d)		7.8750	11/15/25	1,199,758
424,000	GE Capital International Funding Company Unlimited		4.4180	11/15/35	415,834
3,300,000	PRA Group, Inc. (c),(d)		5.0000	10/01/29	3,057,995
3,500,000	World Acceptance Corporation (c)		7.0000	11/01/26	3,040,923
					11,249,168
	TELECOMMUNICATIONS — 1.3%
2,250,000	HC2 Holdings, Inc. (c)		8.5000	02/01/26	2,172,499
930,000	Sprint Spectrum Company, LLC / Sprint Spectrum (c)		5.1520	03/20/28	958,132
					3,130,631

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

					Fair Value
	CORPORATE BONDS — 37.6% (Continued)
	TOTAL CORPORATE BONDS (Cost $95,514,643)				$90,808,211

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity

	TERM LOANS — 2.3%

	FOOD — 0.8%
1,975,000	Del Monte Foods, Inc. (e)	SOFRRATE + 4.250%	4.5300	02/15/29	1,960,197

	LEISURE FACILITIES & SERVICES — 1.5%
1,567,500	Enterprise Development Authority (The) (e)	US0001M + 4.250%	5.0000	02/19/28	1,563,581
1,975,000	Lucky Bucks, LLC (e)	US0001M + 5.500%	6.2500	07/20/27	1,947,844
					3,511,425
	TOTAL TERM LOANS (Cost $5,447,334)				5,471,622

	U.S. GOVERNMENT & AGENCIES — 47.0%
	U.S. TREASURY BILLS — 47.0%
21,265,000	United States Cash Management Bill (g)		—	05/24/22	21,261,248
28,465,000	United States Treasury Bill (g)		—	05/19/22	28,462,177
19,190,000	United States Treasury Bill (g)		—	07/21/22	19,155,128
21,330,000	United States Treasury Bill (g)		—	08/11/22	21,272,611
3,705,000	United States Treasury Note		2.5000	03/31/27	3,634,663
3,080,000	United States Treasury Note		2.3750	03/31/29	2,972,681
5,510,000	United States Treasury Note		1.8750	02/15/32	5,039,067
5,855,000	United States Treasury Note		2.3750	02/15/42	5,188,994
8,195,000	United States Treasury Note		1.8750	11/15/51	6,458,684
					113,445,253
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $115,095,689)				113,445,253

Shares
	SHORT-TERM INVESTMENTS — 14.5%
	MONEY MARKET FUNDS - 14.5%
29,077,685	First American Government Obligations Fund, Class X, 0.22% (Cost - $29,077,685)(h)				29,077,685

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 2.5%
6,001,785	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost - $6,001,785)(h),(j)	$6,001,785

	TOTAL INVESTMENTS - 104.1% (Cost $258,317,316)	$251,317,185
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%	(10,005,370)
	NET ASSETS - 100.0%	$241,311,815

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Appreciation
71	CBOT 10 Year US Treasury Note	06/21/2022	$8,460,076	$501,290
48	CBOT 5 Year US Treasury Note	06/30/2022	5,408,256	228,369
31	CBOT US Long Bond Future	06/21/2022	4,361,328	418,568
71	CME Ultra Long Term US Treasury Bond Future	06/21/2022	11,391,098	1,578,154
97	Ultra 10-Year US Treasury Note Futures	06/21/2022	12,513,000	751,861
	TOTAL FUTURES CONTRACTS			$3,478,242

CREDIT DEFAULT SWAP AGREEMENTS
Description and Payment		Fixed Deal				Amortized Upfront	Unrealized Appreciation/
Frequency	Counterparty	(Pay)Rate	Maturity Date	Notional Value	Fair Value(m)	Payments Paid	(Depreciation)
To Buy Monthly - BATH & BODY WORKS, INC.	JP Morgan	1.00%	12/20/2026	$5,000,000	$305,404	$136,023	$169,381
To Buy Monthly - CDX.NA.HY SERIES 38	HSBC	5.00%	6/20/2027	31,000,000	(470,394)	(1,343,395)	873,002
To Buy Monthly - CDX.NA.IG	Securities HSBC	1.00%	6/20/2027	41,000,000	(307,041)	(520,467)	213,426
SERIES 38	Securities
To Buy Monthly - D.R. HORTON, INC.	US Bank	1.00%	3/20/2025	3,000,000	(17,135)	(58,676)	41,541
To Buy Monthly - DARDEN RESTAURANTS, INC.	Barclays	1.00%	6/20/2027	7,000,000	(20,349)	(23,946)	3,597
To Buy Monthly - GAP, INC. (l)	JP Morgan	1.00%	12/20/2026	(5,000,000)	(596,631)	(261,713)	(334,918)
To Buy Monthly - MARATHON PETROLEUM CORPORATION	Barclays	5.00%	12/20/2026	3,000,000	(553,460)	(584,442)	30,982
To Buy Monthly - NETFLIX, INC. (l)	HSBC Securities	5.00%	6/20/2027	(3,000,000)	455,710	534,862	(79,152)
To Buy Monthly - PARAMOUNT GLOBAL	Barclays	1.00%	6/20/2027	3,000,000	68,307	33,927	34,380
To Buy Monthly - UNITED RENTALS	JP Morgan	1.00%	6/20/2022	3,000,000	(20,000)	(18,998)	(1,002)
To Buy Monthly - VALERO ENERGY CORPORATION (l)	Barclays	1.00%	12/20/2026	(3,000,000)	17,767	24,589	(6,822)
To Buy Monthly - VERIZON COMMUNICATIONS, INC. (l)	Barclays	1.00%	7/20/2022	(3,000,000)	2,821	2,685	136
To Buy Monthly – VERIZON COMMUNICATIONS, INC. (l)	Barclays	1.00%	6/20/2027	(7,000,000)	(11,184)	4,309	(15,493)

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

CREDIT DEFAULT SWAP AGREEMENTS (Continued)
Description and Payment		Fixed Deal				Amortized Upfront	Unrealized Appreciation/
Frequency	Counterparty	(Pay)Rate	Maturity Date	Notional Value	Fair Value(m)	Payments Paid	(Depreciation)
At Maturity - KRAFT HEINZ FOOD	JP Morgan	1.00%	6/20/2023	$2,000,000	$(32,839)	$(31,954)	$(885)
At Maturity - KRAFT HEINZ	Goldman	1.00%	6/20/2023	(2,000,000)	34,676	14,987	19,689
FOOD (l)	Sachs
At Maturity - NEWELL BRANDS	JP Morgan	1.00%	6/20/2023	2,000,000	34,057	22,030	12,027
At Maturity - NEWELL BRANDS (l)	Goldman Sachs	1.00%	6/20/2023	(2,000,000)	(32,614)	(32,614)	(3,280)
TOTAL							$956,609

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

H15T10Y	- US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

SOFRRATE	- United States SOFR Secured Overnight Financing Rate

US0001M	- ICE LIBOR USD 1 Month

US0003M	- ICE LIBOR USD 3 Month

USSW5	- USD SWAP SEMI 30/360 5YR

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 47,855,399 or 19.8% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,851,506 at April 30, 2022.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(f)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(k)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.84% of net assets. The total value of these securities is $2,035,700.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

(l)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(m)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Portfolio Composition * - (Unaudited)
U.S. Government & Agencies	45.1%
Corporate Bonds	36.1%
Short-Term Investment	11.6%
Preferred Stocks	2.6%
Collateral for Securities Loaned	2.4%
Term Loans	2.2%
Common Stocks	0.0%
Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

The event-driven asset class continued to grapple with market volatility over the fiscal period, as the COVID outbreak persisted overseas, inflation reached levels not seen in 40 years, and hawkish comments from the Federal Reserve (the Fed) led to a significant sell-off in global equities. The 10-year U.S. Treasury yield rose to pre-pandemic levels as investors started pricing in an aggressive interest rate hiking cycle to curb inflation. Fed Chairman Jerome Powell announced the first interest rate increase since 2018, stating that the Fed would use its full array of tools to combat rising prices. While the rise in the 10-year U.S. Treasury yield drove equity markets lower, spreads on deals widened, leading to some attractive opportunities in the event-driven asset class. Rising interest rates have historically been a boon for the asset class, as the baseline for deal spreads typically rise in tandem with the risk-free rate. Volatility, as measured by the CBOE Volatility index, which measures the stock market’s expectation of volatility based on S&P index options, rose to 33.4 by the end of the fiscal period, further widening spreads on outstanding and newly announced deals. During the most recent fiscal period, the Barclays Merger Arbitrage U.S. Index edged 0.3 percent lower, while broad U.S. equities, as measured by the S&P 500 Index, decreased 9.6 percent and broad U.S. fixed income, as measured by the Bloomberg U.S. Aggregated Bond Index, lost 9.5 percent.

Allocation Review

The Sub-Adviser did not deviate from its investment strategy of investing in a relatively small amount of deals where it believes that the risk-reward profile is most attractive. The Sub-Adviser’s approach to risk focuses on the adverse effect of a particular deal breaking and then uses that to adjust the allocation to the deal within the Fund. This strategy is intended to help balance having a more concentrated allocation to merger deals with the adverse effect on the Fund for a single deal terminating and potentially reverting to pre-announcement valuations. In regard to cash-only merger deals and those that include acquirer stock, the Fund held approximately half of each. In greater sell-offs, the cash deals may represent a larger adverse effect to Fund performance, as there is not a short position in the acquirer that can offset the effect of the target company’s falling price. This is because the Sub-adviser primarily hedges the exposures in a deal by shorting shares of the acquiring company if its shares are part of the deal terms. The use of derivatives in the Sub-Adviser’s strategy is generally rare and generally employed in small amounts when there may be some aspect of a deal that shorting acquirer shares may not fully address. Therefore, the Fund did not have any derivatives exposure that had a meaningful impact on the Fund’s performance during the fiscal period.

Holdings Insights

One deal that contributed to performance over the fiscal period was the $34.1 billion stock-for-stock acquisition of Xilinx, Inc. (XLNX) (holding weight**: 2.44 percent) by Advanced Micro Devices, Inc. (AMD) (holding weight**: -2.42 percent). AMD announced in October 2020 that they would acquire XLNX in order to increase its breadth in key industries, such as data centers, 5G communications, and automotive markets. This deal has experienced a lot of volatility as antitrust concerns from Chinese regulatory authorities delayed the deal, which was initially expected to close on December 31, 2021. Significant progress was made on the regulatory concerns in January of 2022, leading to an eventual completion on February 15, 2022. Given the wide deal spread at the beginning of the fiscal period, the closing in February 2022 contributed meaningfully to performance. Over the fiscal period, XLNX gained 8.7 percent, while AMD lost 5.9 percent.

One deal that detracted from Fund performance over the fiscal period was the $3.6 billion failed cash acquisition of Aerojet Rocketdyne Holdings, Inc. (AJRD) (holding weight**: 0.11 percent) by Lockheed Martin Corp. (LMT) (holding weight: not held). The merger, which was announced in late 2020, fell through after the U.S. Federal Trade Commission (FTC) voted unanimously to sue to block the deal over antitrust concerns. Criticisms stemmed from the potential dominant position LMT would hold over solid fuel rocket motors, a vital piece of the U.S. missile industry. Over the fiscal period, LMT increased 32.0 percent, while AJRD lost 9.2 percent, leading to a significant widening in the deal spread.

The largest exposure to a merger at the end of the most recent fiscal period was the $6.1 billion cash and stock acquisition of Terminix Global Holdings, Inc. (TMX) (holding weight*: 4.39 percent) by Rentokil Initial Plc (RTO LN) (holding weight*: -3.51 percent). The deal, announced on December 14, 2021, would combine two of the larger pest control and hygiene companies in the U.S., forming what would be the largest pest control company in North America. On March 14, 2022, the pending merger cleared a necessary antitrust process, satisfying a primary condition for the completion of the deal. Over the fiscal period, TMX increased 13.4 percent, while RTO LN decreased 13.3 percent.

Sub-Adviser Outlook

While various headwinds pose a threat to the event driven asset class, the Sub-Adviser believes recent dislocations in the market could lead to merger arbitrage opportunities. Market volatility has spiked activism, with corporations looking to pursue potential divestitures and acquisitions. With valuations depressed and interest rates up, the landscape for the asset class could reward investors over the long term. Short-term volatility may persist, however, the Sub-Adviser believes the merger arbitrage environment still presents attractive opportunities. As always, the Sub-Adviser will continue its rigorous, bottom-up research process when selecting, monitoring, and potentially eliminating certain deals from the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(0.11)%	(3.39)%	1.39%	2.34%
Class A with load of 5.75%	(5.95)%	(9.19)%	(0.05)%	1.48%
Class A without load	(0.22)%	(3.65)%	1.14%	2.08%
Class C	(0.59)%	(4.33)%	0.38%	1.32%
IQ Hedge Market Neutral Total Return Index	(4.66)%	(5.03)%	1.73%	2.01%
Morningstar Event Driven Category	(1.27)%	(1.27)%	4.12%	3.69%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. Investors cannot invest directly in an index or benchmark.

The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.29% for Class N, 3.29% for Class C and 2.54% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	CLOSED END FUNDS — 5.6%
	EQUITY - 5.6%
2,468,782	Altaba, Inc.(i)	$14,072,057

	TOTAL CLOSED END FUNDS (Cost $22,837,384)	14,072,057

	COMMON STOCKS — 79.9%
	AEROSPACE & DEFENSE - 3.2%
20,343	HEICO Corporation, Class A	2,372,807
588,517	Meggitt plc(a)	5,734,951
		8,107,758
	ASSET MANAGEMENT - 4.6%
589,316	Pershing Square Tontine Holdings Ltd.(a)	11,721,495

	BANKING - 6.9%
8	Citizens Financial Group, Inc.	315
446,728	First Horizon Corporation	9,997,773
433,478	Umpqua Holdings Corporation	7,169,726
		17,167,814

	CABLE & SATELLITE - 3.0%
251,432	Shaw Communications, Inc., Class B	7,488,023

	CHEMICALS - 2.6%
180,399	Atotech Ltd.(a)	3,842,499
9,579	Rogers Corporation(a)	2,593,227
		6,435,726
	COMMERCIAL SUPPORT SERVICES - 4.4%
239,028	Terminix Global Holdings, Inc.(a),(b)	10,968,995

	ENTERTAINMENT CONTENT - 10.4%
130,363	Activision Blizzard, Inc.	9,855,442
199,119	Fox Corporation, Class B	6,618,716
1,155,813	Zynga, Inc., Class A(a)	9,558,573
		26,032,731

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 79.9% (Continued)
	GAS & WATER UTILITIES - 4.1%
302,304	South Jersey Industries, Inc.(b)	$10,335,774

	HEALTH CARE REIT - 5.1%
411,428	Healthcare Trust of America, Inc., Class A	12,532,097

	HOME CONSTRUCTION - 1.6%
164,492	Cornerstone Building Brands, Inc.(a)	4,011,960

	INSURANCE - 4.9%
6,158	Alleghany Corporation(a)	5,151,167
32,845	Willis Towers Watson plc	7,057,077
		12,208,244
	LEISURE FACILITIES & SERVICES - 1.1%
296,742	Crown Resorts Ltd.(a)	2,704,325

	PUBLISHING & BROADCASTING - 1.8%
202,976	TEGNA, Inc.	4,475,621

	RETAIL - DISCRETIONARY - 0.5%
124,253	Sportsman’s Warehouse Holdings, Inc.(a),(b)	1,194,071

	SEMICONDUCTORS - 6.9%
36,863	CMC Materials, Inc.	6,595,159
14,552	Coherent, Inc.(a)	3,898,481
11,331	Siltronic A.G.	1,071,916
123,445	Tower Semiconductor Ltd.(a)	5,962,394
		17,527,950
	SOFTWARE - 16.2%
1,366,119	Avast plc	9,688,056
69,970	Cerner Corporation	6,551,991
493,175	Change Healthcare, Inc.(a)	11,619,204

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares				Fair Value
	COMMON STOCKS — 79.9% (Continued)
	SOFTWARE - 16.2% (Continued)
57,953	Citrix Systems, Inc.(b)			$5,801,095
320,531	Mandiant, Inc.(a)			7,045,271
				40,705,617
	TECHNOLOGY SERVICES - 2.6%
240,273	Nielsen Holdings plc			6,441,719

	TELECOMMUNICATIONS - 0.0%(c)
205,893	NII Holdings, Inc. 144A(a),(d),(i)			61,768

	TRANSPORTATION & LOGISTICS - 0.0%(c)
1,025	American Airlines Group, Inc.(a)			19,239

	TOTAL COMMON STOCKS (Cost $206,560,935)			200,140,927

		Expiration Date	Exercise Price
	RIGHT — 0.0%(c)
51,066	Zogenix, Inc. CVR	12/31/2023	$2	38,300

	TOTAL RIGHT (Cost $28,086)			38,300

	COLLATERAL FOR SECURITIES LOANED — 5.0%
12,395,269	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $12,395,269)(e),(h)			12,395,269

Contracts(f)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 0.0% (c)
	PUT OPTIONS PURCHASED - 0.0%(c)
86	Take-Two Interactive Software, Inc.	USB	06/17/2022	$120	$1,027,786	69,660
	TOTAL PUT OPTIONS PURCHASED (Cost - $25,413)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $25,413)					69,660

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Fair Value
TOTAL INVESTMENTS - 90.5% (Cost $241,847,087)	$226,716,213
CALL OPTIONS WRITTEN – (0.0)%(g) (Proceeds - $269,947)	(60,325)
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.5%	23,478,029
NET ASSETS - 100.0%	$250,133,917

Contracts(f)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS – (0.0)% (g)
	CALL OPTIONS WRITTEN – (0.0)%(g)
3,715	Zynga, Inc.	USB	05/20/2022	$9	$3,072,305	$26,005
2,145	Zynga, Inc.	USB	06/17/2022	9	1,773,915	34,320
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $269,947)					60,325

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $269,947)					$60,325

LLC	- Limited Liability

LTD	- Limited

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

USB	- US Bank

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $12,028,895 at April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is 61,768 or 0.0% of net assets.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(f)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(g)	Percentage rounds to greater than (0.1%).

(h)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(i)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 5.7% of net assets. The total value of these securities is $14,133,825.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — (20.0)%
	AEROSPACE & DEFENSE - (0.9)%
(16,677)	HEICO Corporation	$(2,355,293)

	BANKING - (2.9)%
(258,268)	Columbia Banking System, Inc.	(7,252,165)
(3)	M&T Bank Corporation	(500)
		(7,252,665)
	COMMERCIAL SUPPORT SERVICES - (3.5)%
(1,270,214)	Rentokil Initial plc	(8,784,329)

	ENTERTAINMENT CONTENT - (3.4)%
(183,262)	Fox Corporation, Class A	(6,568,110)
(16,704)	Take-Two Interactive Software, Inc.	(1,996,295)
		(8,564,405)
	HEALTH CARE REIT - (4.5)%
(411,428)	Healthcare Realty Trust, Inc.	(11,141,470)

	INSTITUTIONAL FINANCIAL SERVICES - 0.0% (a)
(1)	Goldman Sachs Group, Inc. (The)	(305)

	INSURANCE - (3.1)%
(26,764)	Aon plc, CLASS A	(7,707,765)

	SEMICONDUCTORS - (1.3)%
(16,612)	Entegris, Inc.	(1,850,411)
(13,252)	II-VI, Inc.	(811,155)
(7,553)	MKS Instruments, Inc.	(860,891)
		(3,522,457)
	SOFTWARE - (0.4)%
(41,338)	NortonLifeLock, Inc.	(1,035,103)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $52,267,224)	$(50,363,792)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
British Pound	06/21/2022	US Bank	2,061,592	$2,592,458	$6,644
Euro	06/21/2022	US Bank	1,061,835	1,122,562	(30,281)
				$3,715,020	$(23,637)

To Sell:
British Pound	05/03/2022	US Bank	144,148	$181,250	$(1,860)
British Pound	05/04/2022	US Bank	424,604	533,892	(432)
Canadian Dollar	05/11/2022	US Bank	10,182,999	7,926,355	157,061
Australian Dollar	06/21/2022	US Bank	7,156,740	5,060,468	273,107
British Pound	06/21/2022	US Bank	6,769,728	8,512,951	342,139
Euro	06/21/2022	US Bank	4,073,254	4,306,203	113,382
				$26,521,119	$883,397

Total					$859,760

Portfolio Composition * - (Unaudited)
Technology	28.5%	Collateral for Securities Loaned	5.5%
Financials	18.1%	Utilities	4.6%
Communications	16.8%	Consumer Discretionary	3.5%
Industrials	8.4%	Materials	2.9%
Closed-End Fund	6.2%	Right	0.0%
Real Estate	5.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks began the fiscal year on a strong note as robust economic data offset concerns regarding high inflation and wariness on the transition to tighter monetary policy. However, real estate stocks sold off in January as the Omicron variant of the pandemic persisted, and the Federal Reserve indicated its readiness to raise interest rates and reduce the balance sheet. In the most recent fiscal quarter, real estate stocks declined alongside nearly all asset classes as political tension in eastern Europe spiked, and the Federal Reserve raised the Fed Funds rate for the first time since 2018 in March. Additionally, the Federal Reserve laid out plans to increase rates at every Federal Reserve meeting in 2022. Real estate stocks continued to fall in April as economic data showed signs of weakening, and inflationary pressures prompted the Federal Reserve into an even more aggressive path of interest rate hikes to cap off the most recent fiscal quarter. Over the first six months of the fiscal year, real estate stocks, as measured by the Dow Jones U.S. Real Estate Total Return Index, declined 4.0 percent, outperforming the broad U.S. stock market, as measured by the S&P 500 Index, which ended the quarter down 9.7 percent. Meanwhile, the yield on the 10-year U.S. Treasury yield jumped 116 basis points in the most recent fiscal quarter and 138 basis points since the start of the fiscal year, to end the fiscal year at 2.93 percent

Allocation Review

The Sub-Adviser is very selective in its approach to real estate stocks, focusing on what it perceives to be real estate companies that have pricing power over their tenants. The Sub-Adviser seeks to identify stocks with oligopolistic traits that may be inherent in the type of real estate it owns or that are unique to its business structure. One of the largest examples of this in the Fund is the exposure to real estate stocks in the telecommunications industry, primarily related to cell towers. The Sub-Adviser generally avoids stocks of companies with little pricing power, such as retail real estate stocks. In areas such as office or residential real estate stocks, the Sub-Adviser generally seeks individual stocks that it believes exhibit qualities that may allow it to better retain tenants and have more control over pricing than its industry peers.

Holdings Insights

The Fund’s exposure to industrial and infrastructure sectors provided some of the strongest contributors to positive Fund performance over the fiscal period. Industrial REITs, such as Prologis, Inc. (PLD) (holding weight*: 4.78 percent), a global logistics leader that focuses on business-to-business and retail/online fulfillment, continued to thrive over the fiscal period as the stock rose 11.6 percent. The Sub-Adviser believes that the need for resilience in the supply chain will continue to drive record demand for the company despite ongoing market volatility. Another position within the industrial sector that positively contributed to Fund performance was Rexford Industrial Realty, Inc. (REXR) (holding weight*: 4.38 percent), a company that engages in owning, operating, and acquiring industrial properties. REXR rose 17.0 percent over the fiscal period as the company announced successful acquisitions of multiple high-quality properties that the Sub-Adviser believes would help drive revenue growth. Positions within the infrastructure sector also positively contributed to Fund over the fiscal period, with particular strength coming from companies that provide infrastructure to wireless carriers. Crown Castle International Corporation (CCI) (holding weight*: 4.81 percent), the nation’s largest provider of infrastructure for wireless carriers, and SBA Communications Corporation (SBAC) (holding weight*: 2.01 percent), a multinational provider of a various infrastructure needs to wireless service providers, positively contributed to Fund performance by increasing 4.4 percent and 0.9 percent, respectively.

The largest detractor from Fund performance over the fiscal period was the exposure to Chinese data centers. These positions fell as the country’s “COVID-zero” policy took a heavy toll on economic growth. According to estimates, 46 cities were in full or partial lockdown during the fiscal period, affecting more than 343 million people, accounting for approximately 35 percent of the country’s economic output. Within the Fund, positions included GDS Holdings Ltd. (GDS) (Holding weight*: 1.10 percent) and Vnet Group, Inc. (VNET) (holding weight*: 1.12 percent). These Chinese data centers declined 47.1 percent and 61.9 percent, respectively. The Fund was also adversely impacted by the exposure to casino properties. Caesars Entertainment, Inc. (CZR) (holding weight*: 3.13 percent), a domestic manager of casinos and resorts, and MGM Resorts International (MGM) (holding weight*: 3.12 percent), an international manager of casinos and resorts, both detracted from Fund performance as CZR declined 39.5 percent and MGM gave back 13.0 percent. During the fiscal period, these positions were under pressure as the sector experienced multiple headwinds. Investors may have been concerned that inflationary pressures could weigh on consumers’ capacity for discretionary spending. Additionally, U.S. listed companies exposed to Macau, the world’s largest gaming region, faced additional pressure amid surging Covid cases in Guangdong, China, and Hong Kong.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these four characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it will continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that over the long-term, the properties with these characteristics can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2022.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2022

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(17.09)%	(14.20)%	6.55%	7.75%
Class A with load of 5.75%	(21.94)%	(19.32)%	5.04%	6.84%
Class A without load	(17.18)%	(14.39)%	6.29%	7.47%
Class C	(17.51)%	(15.06)%	5.48%	6.67%
Dow Jones U.S. Real Estate Total Return Index	(3.96)%	7.22%	9.11%	9.10%
Morningstar Real Estate Category	(2.90)%	8.06%	8.36%	8.31%

(a)	Total Returns are calculated based on traded NAVs.

The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.37% for Class N, 2.37% for Class C and 1.62% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.4%
	DATA CENTER REIT - 3.8%
4,981	Equinix, Inc.(a)	$3,581,737

	HEALTH CARE REIT - 1.0%
28,146	Healthpeak Properties, Inc.(a)	923,470

	INDUSTRIAL REIT - 14.6%
11,599	Duke Realty Corporation	635,045
17,982	Innovative Industrial Properties, Inc.(a)	2,600,017
28,228	Prologis, Inc.	4,524,666
53,163	Rexford Industrial Realty, Inc.	4,148,841
26,215	Terreno Realty Corporation	1,907,141
		13,815,710
	INFRASTRUCTURE REIT - 10.7%
15,334	American Tower Corporation, A	3,695,801
24,589	Crown Castle International Corporation	4,554,129
5,498	SBA Communications Corporation	1,908,411
		10,158,341
	INTERNET MEDIA & SERVICES - 2.3%
14,451	Airbnb, Inc., CLASS A(b)	2,214,038

	LEISURE FACILITIES & SERVICES - 8.4%
44,721	Caesars Entertainment, Inc.(b)	2,964,108
1,640,419	Drive Shack, Inc.(b)	2,017,715
71,937	MGM Resorts International	2,952,294
		7,934,117
	MULTI ASSET CLASS REIT - 5.8%
777,019	DigitalBridge Group, Inc.(b)	5,408,052

	OFFICE REIT - 4.3%
20,000	Alexandria Real Estate Equities, Inc.(a)	3,643,200
6,622	Kilroy Realty Corporation(a)	463,540
		4,106,740

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 4.4%
589,394	WeWork, Inc.(a),(b)	$4,131,652

	RESIDENTIAL REIT - 19.8%
69,203	American Homes 4 Rent, Class A	2,741,131
8,524	AvalonBay Communities, Inc.	1,939,040
16,825	Camden Property Trust	2,639,674
31,629	Equity LifeStyle Properties, Inc.	2,444,289
2,964	Essex Property Trust, Inc.	975,956
94,071	Invitation Homes, Inc.(a)	3,745,907
8,891	Mid-America Apartment Communities, Inc.	1,748,682
15,288	Sun Communities, Inc.(a)	2,684,114
		18,918,793
	SELF-STORAGE REIT - 9.1%
17,993	Extra Space Storage, Inc.	3,418,670
19,344	Life Storage, Inc.	2,562,887
47,221	National Storage Affiliates Trust	2,672,709
		8,654,266
	SPECIALTY FINANCE - 3.9%
173,971	Fortress Transportation and Infrastructure Investors, LLC	3,738,637

	SPECIALTY REITS - 2.6%
111,922	NewLake Capital Partners, Inc.	2,462,284

	TELECOMMUNICATIONS - 8.7%
264,575	Chindata Group Holdings Ltd. - ADR(a),(b)	1,650,949
33,058	GDS Holdings Ltd. - ADR(a),(b)	1,038,682
152,814	Switch, Inc., Class A	4,563,026
177,192	Vnet Group, Inc. - ADR(a),(b)	1,057,836
		8,310,493

	TOTAL COMMON STOCKS (Cost $82,101,309)	94,358,330

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Shares		Fair Value

	COLLATERAL FOR SECURITIES LOANED — 18.8%
17,803,436	Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (Cost $17,803,436)(c),(d)	$17,803,436

	TOTAL INVESTMENTS - 118.2% (Cost $99,904,745)	$112,161,766
	LIABILITIES IN EXCESS OF OTHER ASSETS - (18.2)%	(17,237,388)
	NET ASSETS - 100.0%	$94,924,378

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $16,852,200 at April 30, 2022.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Real Estate	64.3%	Consumer Discretionary	7.1%
Collateral for Securities Loaned	15.9%	Financials	3.3%
Communications	9.4%	Total	100.0%

*	Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2022

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$77,439,840	$212,919,300	$124,594,059	$62,395,681	$123,983,230	$89,066,457	$145,957,930
Investments in securities, at value	$71,328,361	$208,295,441	$116,192,323	$53,797,961	$165,522,946	$97,178,834	$199,018,026
Cash	437	1,751,384	1,469,425	1,831,536	3,790,970	509,985	3,454,776
Foreign currency, at value (cost $723,874)	—	—	—	728,465	—	—	—
Deposits with brokers (a)	—	—	—	404,261	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	538,845	—	—	—
Unrealized appreciation on futures	—	—	—	114,209	—	—	—
Receivable for securities sold	2,008,155	7,257,129	54,875	613,438	—	—	—
Interest and dividends receivable	426,951	1,133,366	1,575,243	795,336	165,858	42,296	18,675
Receivable for Fund shares sold	4,554	521,232	46,192	207,157	222,938	105,291	315,912
Prepaid expenses and other assets	35,559	40,957	34,883	34,862	51,428	87,544	49,987
Total Assets	73,804,017	218,999,509	119,372,941	59,066,070	169,754,140	97,923,950	202,857,376

Liabilities:
Payable for securities purchased	271,446	8,210,365	404,800	8,302	306,647	—	—
Payable for Fund shares redeemed	630,543	14,089	66,634	31,490	3,958	1,925	163,578
Payable to broker	—	—	—	1,120,000	—	—	—
Distributions payable	928	5,627	4,422	166,605	—	—	—
Payable upon return of securities loaned (Market value of securities on loan $1,666,708, $5,020,253, $12,254,114, $1,872,590, $18,023,491, $22,713,135, and $32,918,729 respectively)	1,712,005	5,170,455	12,614,458	1,931,628	18,818,689	23,983,526	35,031,728
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	71,970	—	—	—
Unrealized depreciation on futures	—	—	—	308,970	—	—	—
Payable to adviser	30,260	121,146	54,106	28,347	84,419	41,082	98,695
Payable to sub-adviser	29,431	52,685	24,287	7,490	69,751	52,582	27,772
Payable for distribution fees	9,426	17,845	24,808	2,574	24,125	11,220	54,621
Payable for administration fees	22,841	21,847	22,637	16,266	4,475	18,098	9,387
Payable for fund accounting fees	111	2,236	—	3,753	1,500	43	416
Payable for transfer agent fees	5,965	1,174	—	1,427	4,675	7,299	4,408
Payable for custody fees	2,094	4,635	4,378	17,916	2,136	7,245	806
Payable for third party administrative servicing fees	578	—	511	841	800	4,640	4,622
Payable for line of credit	148,000	—	—	—	—	—	—
Accrued expenses and other liabilities	5,182	—	10,540	5,052	9,434	10,267	13,028
Total Liabilities	2,868,810	13,622,104	13,231,581	3,722,631	19,330,609	24,137,927	35,409,061

Net Assets	$70,935,207	$205,377,405	$106,141,360	$55,343,439	$150,423,531	$73,786,023	$167,448,315

Net Assets:
Paid in capital	$78,747,559	$224,119,734	$120,232,726	$64,262,521	$107,448,742	$62,589,246	$114,721,459
Accumulated earnings (loss)	(7,812,352)	(18,742,329)	(14,091,366)	(8,919,082)	42,974,789	11,196,777	52,726,856
Net Assets	$70,935,207	$205,377,405	$106,141,360	$55,343,439	$150,423,531	$73,786,023	$167,448,315

Net Asset Value Per Share
Class N Shares:
Net Assets	$60,868,722	$175,752,822	$89,169,431	$47,228,463	$122,596,617	$61,841,844	$133,538,727
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,620,013	19,616,738	10,461,891	5,858,273	7,030,567	3,943,600	4,743,545
Net asset value, offering and redemption price per share	$13.18	$8.96	$8.52	$8.06	$17.44	$15.68	$28.15

Class A Shares:
Net Assets	$7,188,740	$22,904,164	$12,683,780	$7,004,363	$23,502,933	$9,379,341	$25,062,836
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	546,296	2,559,561	1,471,590	877,842	1,355,914	609,529	918,988
Net asset value and redemption price per share *	$13.16	$8.95	$8.62	$7.98	$17.33	$15.39	$27.27
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$13.78	$9.37	$9.03	$8.36	$18.39	$16.33	$28.93

Class C Shares:
Net Assets	$2,877,745	$6,720,419	$4,288,149	$1,110,613	$4,323,981	$2,564,838	$8,846,752
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	220,356	750,506	505,869	143,043	264,830	198,500	356,377
Net asset value, offering and redemption price per share	$13.06	$8.95	$8.48	$7.76	$16.33	$12.92	$24.82

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2022

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$96,741,118	$122,008,390	$179,236,285	$25,007,166	$258,317,316	$241,847,087	$99,904,745
Investments in securities, at value	$89,489,508	$119,194,048	$176,063,288	$27,808,475	$251,317,185	$226,716,213	$112,161,766
Cash	2,766,347	5,088,034	807	1,048,633	8,274,728	72,568,752	390,900
Foreign currency, at value (cost $0, $0, $536,954, $831, $28,826, $36,113 and $0 respectively)	—	—	502,665	734	26,722	34,009	—
Deposits with brokers (a)	—	—	—	195,680	3,590,654	12,556,243	—
Unrealized appreciation on futures	—	—	—	132,491	3,478,242	—	—
Unrealized appreciation on swap contracts	—	—	—	—	1,392,857	—	—
Premiums paid on swap contracts	—	—	—	—	341,749	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	859,760	—
Receivable for securities sold	322,689	214,637	522,392	20,419	1,519,972	6,202,199	284,791
Interest and dividends receivable	9,600	245,305	1,439,971	1,041	1,088,850	102,069	3,922
Receivable for Fund shares sold	112,487	—	345,102	49,382	601,107	79,618	168,332
Prepaid expenses and other assets	68,179	46,657	44,153	39,128	56,942	41,324	37,209
Total Assets	92,768,810	124,788,681	178,918,378	29,295,983	271,689,008	319,160,187	113,046,920

Liabilities:
Option contracts written (premiums received $54,244 and $269,947 respectively)	—	—	—	84,525	—	60,325	—
Securities sold short (proceeds $52,267,224)	—	—	—	—	—	50,363,792	—
Payable upon return of securities loaned (Market value of securities on loan $15,129,768, $0, $19,380,214, $4,994,824, $5,851,506, $12,028,895, and $16,852,200 respectively)	15,894,642	575,338	20,016,338	5,238,873	6,001,785	12,395,269	17,803,436
Accrued foreign capital gains tax on appreciated securities	—	375,343	—	—	—	—	—
Payable for securities purchased	267,406	933,241	1,061,897	—	21,119,899	5,277,878	149,049
Payable for Fund shares redeemed	29,252	3,954	109,375	14,108	165,104	285,584	64,585
Distributions Payable	—	—	—	—	13,211	28,134	—
Premiums received on swap contracts	—	—	—	—	2,444,542	—	—
Unrealized depreciation on swap contracts	—	—	—	—	436,248	—	—
Unrealized depreciation on futures	—	—	—	366,887	—	—	—
Payable for dividend on short sales	—	—	—	—	—	80,261	—
Payable to adviser	44,732	67,951	88,708	13,116	130,013	137,080	54,086
Payable to sub-adviser	—	6,607	34,440	9,499	14,701	209,265	9,641
Payable for distribution fees	23,387	15,283	24,667	5,435	29,710	70,548	11,808
Payable for administration fees	—	1,814	19,948	2,713	9,968	9,724	18,915
Payable for fund accounting fees	—	994	3,486	874	—	2,681	—
Payable for transfer agent fees	5,465	9,551	6,149	4,103	6,072	13,669	—
Payable for custody fees	16,404	61,236	108,293	2,561	2,897	4,775	2,383
Payable for third party administrative servicing fees	7,107	1,335	4,817	1,459	3,043	8,960	—
Payable for line of credit	—	—	13,000	—	—	—	—
Accrued expenses and other liabilities	2,148	2,894	136,251	11,593	—	78,325	8,639
Total Liabilities	16,290,543	2,055,541	21,627,369	5,755,746	30,377,193	69,026,270	18,122,542

Net Assets	$76,478,267	$122,733,140	$157,291,009	$23,540,237	$241,311,815	$250,133,917	$94,924,378

Net Assets:
Paid in capital	$88,733,281	$133,617,731	$156,110,297	$22,925,922	$244,887,495	$266,359,169	$90,808,130
Accumulated earnings (loss)	(12,255,014)	(10,884,591)	1,180,712	614,315	(3,575,680)	(16,225,252)	4,116,248
Net Assets	$76,478,267	$122,733,140	$157,291,009	$23,540,237	$241,311,815	$250,133,917	$94,924,378

Net Asset Value Per Share
Class N Shares:
Net Assets	$61,950,353	$101,692,274	$130,002,253	$18,929,492	$203,231,911	$200,178,400	$78,828,842
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,054,792	7,515,779	8,348,825	1,839,057	21,810,937	6,330,820	4,747,045
Net asset value, offering and redemption price per share	$15.28	$13.53	$15.57	$10.29	$9.32	$31.62	$16.61

Class A Shares:
Net Assets	$12,075,423	$18,389,787	$22,456,041	$3,612,213	$33,804,764	$32,600,769	$12,366,297
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	858,225	1,395,501	1,454,799	354,565	3,636,786	1,078,415	741,139
Net asset value, and redemption price per share *	$14.07	$13.18	$15.44	$10.19	$9.30	$30.23	$16.69
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.93	$13.98	$16.38	$10.81	$9.87	$32.07	$17.71

Class C Shares:
Net Assets	$2,452,491	$2,651,079	$4,832,715	$998,532	$4,275,140	$17,354,748	$3,729,239
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	263,644	215,901	334,691	104,286	477,202	768,392	245,035
Net asset value, offering and redemption price per share	$9.30	$12.28	$14.44	$9.57	$8.96	$22.59	$15.22

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2022

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$1,175,769	$4,876,584	$3,112,376	$1,587,262	$61	$8	$128
Dividend income	2,686	15,835	350,034	—	1,505,418	1,067,371	193,191
Securities lending income - net	3,428	3,341	15,043	4,440	5,015	9,830	9,351
Less: Foreign withholding taxes	—	—	—	(10,468)	—	—	(1,209)
Total Investment Income	1,181,883	4,895,760	3,477,453	1,581,234	1,510,494	1,077,209	201,461

Operating Expenses:
Investment advisory fees	214,741	605,360	348,442	204,889	525,205	282,281	611,849
Sub-advisory fees	128,845	282,501	185,836	153,666	242,402	195,425	329,457
Sub-advisory performance fees	51,027	(80,906)	6,932	(60,770)	147,753	117,010	(144,476)
Fund accounting fees	3,814	9,720	4,364	6,691	6,805	3,504	8,419
Distribution fees- Class C Shares	10,445	24,834	17,230	4,777	23,548	14,239	58,596
Distribution fees- Class A Shares	11,089	27,630	16,426	10,592	32,019	14,949	39,351
Administration fees	73,088	65,452	58,895	51,877	25,546	28,624	32,654
Registration fees	26,680	19,119	28,931	18,241	27,101	27,577	24,299
Transfer agent fees	15,067	16,992	8,879	8,315	18,595	12,846	19,631
Custodian fees	16,830	31,870	6,237	27,290	5,056	2,016	3,570
Professional fees	9,460	13,241	9,007	9,034	10,414	9,892	11,586
Chief Compliance Officer fees	3,044	6,393	6,243	1,385	4,791	2,953	5,602
Printing and postage expense	4,584	9,342	6,935	7,052	9,795	5,954	10,304
Trustees’ fees	1,684	4,630	2,650	684	2,630	1,624	3,671
Insurance expense	517	1,657	961	385	868	534	1,141
Interest expense	—	—	—	271	—	—	—
Third party administrative servicing fees	1,092	2,012	2,196	875	3,339	1,865	13,422
Miscellaneous expenses	2,840	7,434	5,617	2,998	2,932	2,592	5,722
Total Operating Expenses	574,847	1,047,281	715,781	448,252	1,088,799	723,885	1,034,798
Net Operating Expenses	574,847	1,047,281	715,781	448,252	1,088,799	723,885	1,034,798

Net Investment Income (Loss)	607,036	3,848,479	2,761,672	1,132,982	421,695	353,324	(833,337)

Realized and Unrealized Gain (Loss) on Investments, Futures, Foreign Currency Translations, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(708,159)	(1,102,326)	(464,421)	(1,549,299)	1,617,586	3,597,157	2,419,966
Futures	—	—	—	(71,346)	—	—	—
Forward foreign currency exchange contracts	—	—	—	1,619,259	—	—	—
Net realized gain (loss)	(708,159)	(1,102,326)	(464,421)	(1,386)	1,617,586	3,597,157	2,419,966
Net change in unrealized appreciation (depreciation) on:
Investments	(6,763,871)	(3,623,388)	(10,190,148)	(8,518,571)	(9,803,014)	(8,111,436)	(69,768,335)
Futures	—	—	—	(116,578)	—	—	—
Forward foreign currency exchange contracts	—	—	—	259,599	—	—	—
Net change in unrealized depreciation	(6,763,871)	(3,623,388)	(10,190,148)	(8,375,550)	(9,803,014)	(8,111,436)	(69,768,335)
Net Realized and Unrealized Loss	(7,472,030)	(4,725,714)	(10,654,569)	(8,376,936)	(8,185,428)	(4,514,279)	(67,348,369)

Net Decrease in Net Assets Resulting From Operations	$(6,864,994)	$(877,235)	$(7,892,897)	$(7,243,954)	$(7,763,733)	$(4,160,955)	$(68,181,706)

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2022

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$139	$240	$14	$9,090	$3,171,605	$(85,689)	$12
Dividend income	131,607	1,074,391	4,283,687	359,255	306,821	8,776,209	914,457
Securities lending income - net	38,258	740	24,062	3,542	14,325	12,116	26,270
Less: Foreign withholding taxes	(375)	(155,345)	(528,245)	—	—	234,510	(1,218)
Total Investment Income	169,629	920,026	3,779,518	371,887	3,492,751	8,937,146	939,521

Operating Expenses:
Investment advisory fees	254,583	417,733	565,206	82,452	765,269	857,013	327,006
Sub-advisory fees	195,833	289,909	565,206	95,136	706,402	791,089	226,389
Sub-advisory performance fees	8,903	(251,951)	1,241	28,781	(430,469)	1,346,681	(151,533)
Fund accounting fees	1,655	4,571	11,016	981	6,010	5,790	2,837
Distribution fees- Class C Shares	15,429	15,368	27,663	5,531	22,181	91,048	20,812
Distribution fees- Class A Shares	19,168	24,750	32,125	4,900	38,901	40,544	16,327
Administration fees	6,795	20,509	58,190	7,197	44,043	27,977	32,165
Registration fees	26,739	25,908	28,893	22,264	28,334	31,818	29,172
Transfer agent fees	12,925	21,805	20,322	11,249	22,053	31,180	9,405
Custodian fees	10,396	105,036	132,560	4,273	5,610	14,165	3,359
Professional fees	9,151	12,338	12,094	8,076	11,046	15,322	9,723
Chief Compliance Officer fees	2,933	4,370	5,616	745	7,171	14,365	3,619
Printing and postage expense	6,082	5,722	11,688	4,817	8,563	38,371	13,977
Trustees’ fees	1,580	2,142	3,799	514	3,116	6,368	1,813
Insurance expense	465	780	1,274	381	848	2,231	558
Interest expense	—	—	—	916	—	—	—
Third party administrative servicing fees	10,378	2,778	8,169	1,287	13,174	10,981	2,646
Dividend expense on short sales	—	—	—	—	—	296,374	—
Broker Fees	—	—	—	—	—	273,187	—
Miscellaneous expenses	2,706	4,106	8,324	2,754	3,460	9,869	2,873
Total Operating Expenses	585,721	705,874	1,493,386	282,254	1,255,712	3,904,373	551,148
Net Operating Expenses	585,721	705,874	1,493,386	282,254	1,255,712	3,904,373	551,148

Net Investment Income (Loss)	(416,092)	214,152	2,286,132	89,633	2,237,039	5,032,773	388,373

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	(2,860,676)	(5,705,707)	3,089,792	652,630	(2,530,191)	4,098,438	(8,714,490)
Futures	—	—	—	(1,229,169)	2,341,229	—	—
Purchased options	—	—	—	(512,121)	—	32,850	—
Securities sold short	—	—	—	—	—	(5,467,443)	—
Written options	—	—	—	194,161	—	276,211	—
Swap contracts	—	—	—	—	(99,771)	—	—
Foreign currency exchange contracts	—	(82,778)	(56,031)	5,328	5,384	412,897	—
Net realized gain (loss)	(2,860,676)	(5,788,485)	3,033,761	(889,171)	(283,349)	(647,047)	(8,714,490)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,185,732)	(24,279,556)	(32,084,451)	(883,373)	(8,831,743)	(30,813,468)	(10,424,240)
Futures	—	—	—	(72,890)	3,086,022	—	—
Purchased options	—	—	—	(321,327)	—	44,247	—
Securities sold short	—	—	—	—	—	23,312,635	—
Written options	—	—	—	(33,801)	—	209,622	—
Swap contracts	—	—	—	—	794,086	—	—
Foreign currency transactions	—	—	—	5,210	(2,035)	(1,657)	—
Foreign currency exchange contracts	—	—	—	—	—	932,549	—
Net change in foreign capital gains tax on appreciated securities	—	252,853	—	—	—	—	—
Net change in unrealized depreciation	(31,185,732)	(24,026,703)	(32,084,451)	(1,306,181)	(4,953,670)	(6,316,072)	(10,424,240)
Net Realized and Unrealized Loss	(34,046,408)	(29,815,188)	(29,050,690)	(2,195,352)	(5,237,019)	(6,963,119)	(19,138,730)

Net Decrease in Net Assets Resulting From Operations	$(34,462,500)	$(29,601,036)	$(26,764,558)	$(2,105,719)	$(2,999,980)	$(1,930,346)	$(18,750,357)

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$607,036	$1,115,758	$3,848,479	$5,395,499	$2,761,672	$4,590,219	$1,132,982	$1,441,432	$421,695	$867,245
Net realized gain (loss) from investments, futures, and forward foreign currency exchange contracts	(708,159)	663,320	(1,102,326)	(704,426)	(464,421)	3,485,153	(1,386)	911,495	1,617,586	10,381,354
Net change in unrealized appreciation (depreciation) on investments, futures, foreign currency translations, and forward foreign currency exchange contracts	(6,763,871)	(862,438)	(3,623,388)	6,505,769	(10,190,148)	1,712,224	(8,375,550)	(522,678)	(9,803,014)	34,943,028
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,864,994)	916,640	(877,235)	11,196,842	(7,892,897)	9,787,596	(7,243,954)	1,830,249	(7,763,733)	46,191,627

Distributions to Shareholders From:
Total Distributions Paid
Class N	(578,015)	(1,111,747)	(3,540,223)	(5,232,288)	(2,196,674)	(3,923,046)	(1,372,331)	(1,404,947)	(8,440,624)	(885,281)
Class A	(57,280)	(113,506)	(428,174)	(661,563)	(276,128)	(508,571)	(190,429)	(196,625)	(1,657,189)	(159,962)
Class C	(12,673)	(19,976)	(110,923)	(178,039)	(86,430)	(162,670)	(26,522)	(24,098)	(296,620)	(13,236)
Total Distributions to Shareholders	(647,968)	(1,245,229)	(4,079,320)	(6,071,890)	(2,559,232)	(4,594,287)	(1,589,282)	(1,625,670)	(10,394,433)	(1,058,479)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	8,502,920	37,363,091	24,661,739	49,250,845	7,917,858	30,047,934	6,309,556	29,428,075	18,515,498	35,671,210
Class A	860,011	4,362,738	3,863,169	6,045,587	1,372,841	4,608,305	831,082	4,565,559	5,023,411	8,236,476
Class C	820,351	730,362	756,695	854,266	194,888	609,761	105,648	395,013	379,413	660,022
Reinvestment of distributions
Class N	577,033	1,108,792	3,525,799	5,216,097	2,190,372	3,902,928	1,371,844	1,403,554	8,418,440	882,505
Class A	56,269	110,697	418,992	644,688	264,137	485,370	187,789	193,529	1,510,269	147,796
Class C	11,237	19,637	105,402	168,317	78,506	147,452	26,217	23,805	295,033	13,125
Cost of shares redeemed
Class N	(20,071,088)	(20,862,705)	(21,310,906)	(21,169,647)	(14,036,680)	(19,327,337)	(15,306,949)	(9,894,782)	(19,369,470)	(16,306,551)
Class A	(2,549,634)	(3,338,641)	(3,045,685)	(4,799,310)	(1,361,480)	(4,261,225)	(2,094,291)	(2,353,597)	(7,056,671)	(5,925,541)
Class C	(375,203)	(954,395)	(710,129)	(1,307,869)	(316,387)	(915,443)	(175,407)	(292,489)	(480,549)	(1,474,929)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(12,168,104)	18,539,576	8,265,076	34,902,974	(3,695,945)	15,297,745	(8,744,511)	23,468,667	7,235,374	21,904,113

Total Increase (Decrease) in Net Assets	(19,681,066)	18,210,987	3,308,521	40,027,926	(14,148,074)	20,491,054	(17,577,747)	23,673,246	(10,922,792)	67,037,261

Net Assets:
Beginning of Year/Period	90,616,273	72,405,286	202,068,884	162,040,958	120,289,434	99,798,380	72,921,186	49,247,940	161,346,323	94,309,062
End of Year/Period	$70,935,207	$90,616,273	$205,377,405	$202,068,884	$106,141,360	$120,289,434	$55,343,439	$72,921,186	$150,423,531	$161,346,323

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$353,324	$454,624	$(833,337)	$(1,930,598)	$(416,092)	$(1,231,538)	$214,152	$135,110	$2,286,132	$2,287,121
Net realized gain (loss) from investments, and foreign currency transactions	3,597,157	15,659,426	2,419,966	19,114,247	(2,860,676)	18,441,711	(5,788,485)	11,204,195	3,033,761	23,917,595
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and capital gains on appreciated securities	(8,111,436)	14,013,471	(69,768,335)	35,550,794	(31,185,732)	10,669,060	(24,026,703)	5,322,207	(32,084,451)	21,600,892
Net Increase (Decrease) in Net Assets Resulting From Operations	(4,160,955)	30,127,521	(68,181,706)	52,734,443	(34,462,500)	27,879,233	(29,601,036)	16,661,512	(26,764,558)	47,805,608

Distributions to Shareholders From:
Total Distributions Paid
Class N	(8,082,160)	(485,740)	(12,138,317)	(2,769,774)	(10,232,676)	(6,664,517)	(9,680,432)	(125,901)	(20,424,436)	(981,773)
Class A	(1,369,856)	(77,307)	(2,937,408)	(811,011)	(3,441,219)	(2,433,036)	(1,850,179)	—	(3,680,446)	(161,146)
Class C	(363,568)	(4,934)	(1,174,480)	(289,087)	(791,503)	(608,456)	(279,057)	—	(794,025)	(3,018)
Total Distributions to Shareholders	(9,815,584)	(567,981)	(16,250,205)	(3,869,872)	(14,465,398)	(9,706,009)	(11,809,668)	(125,901)	(24,898,907)	(1,145,937)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	9,951,970	20,986,577	39,423,532	43,139,698	31,107,823	20,800,330	23,685,231	40,234,684	20,393,317	45,256,461
Class A	1,054,311	3,566,512	6,374,781	9,273,680	4,993,363	10,277,892	3,408,070	7,142,063	3,127,075	5,877,586
Class C	249,464	536,803	1,000,740	2,176,190	379,579	709,162	280,540	614,699	390,771	664,270
Reinvestment of distributions
Class N	8,067,916	483,618	11,836,240	2,685,861	10,127,549	6,476,423	9,673,626	125,588	20,345,234	977,525
Class A	1,353,929	76,511	2,791,471	774,617	3,122,559	2,209,269	1,837,164	—	3,636,079	158,869
Class C	361,649	4,890	1,057,574	260,537	785,687	602,421	272,598	—	781,476	2,970
Redemption fee proceeds
Class A	—	—	—	(36)	—	—	—	—	—	—
Cost of shares redeemed
Class N	(17,284,881)	(15,001,394)	(9,900,908)	(34,080,183)	(5,979,194)	(20,755,973)	(9,979,223)	(12,057,092)	(19,372,543)	(28,595,820)
Class A	(3,930,829)	(4,523,056)	(7,102,417)	(13,354,769)	(6,205,728)	(8,444,911)	(1,598,321)	(3,677,490)	(3,286,120)	(8,121,107)
Class C	(301,441)	(912,325)	(1,719,612)	(2,056,571)	(299,662)	(834,899)	(249,094)	(841,166)	(484,043)	(1,387,921)
Net Increase in Net Assets From Share Transactions of Beneficial Interest	(477,912)	5,218,136	43,761,401	8,819,024	38,031,976	11,039,714	27,330,591	31,541,286	25,531,246	14,832,833

Total Increase (Decrease) in Net Assets	(14,454,451)	34,777,676	(40,670,510)	57,683,595	(10,895,922)	29,212,938	(14,080,113)	48,076,897	(26,132,219)	61,492,504

Net Assets:
Beginning of Year/Period	88,240,474	53,462,798	208,118,825	150,435,230	87,374,189	58,161,251	136,813,253	88,736,356	183,423,228	121,930,724
End of Year/Period	$73,786,023	$88,240,474	$167,448,315	$208,118,825	$76,478,267	$87,374,189	$122,733,140	$136,813,253	$157,291,009	$183,423,228

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$89,633	$(341,257)	$2,237,039	$1,139,166	$5,032,773	$(2,474,048)	$388,373	$(149,488)
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and foreign currency transactions	(889,171)	1,703,292	(283,349)	4,617,731	(647,047)	10,690,910	(8,714,490)	7,630,466
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, and foreign currency translations	(1,306,181)	1,907,511	(4,953,670)	576,984	(6,316,072)	(5,547,460)	(10,424,240)	16,332,614
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,105,719)	3,269,546	(2,999,980)	6,333,881	(1,930,346)	2,669,402	(18,750,357)	23,813,592

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	(2,379,879)	—	—
Class A	—	—	—	—	—	(387,771)	—	—
Class C	—	—	—	—	—	(312,062)	—	—
Total Distributions Paid
Class N	—	(135,675)	(5,568,338)	(3,356,255)	(3,552,644)	(3,665,355)	(5,499,204)	(4,866,699)
Class A	—	(12,837)	(787,639)	(447,166)	(569,348)	(707,769)	(850,102)	(967,474)
Class C	—	—	(112,163)	(72,450)	(421,739)	(631,174)	(307,750)	(282,450)
Total Distributions to Shareholders	—	(148,512)	(6,468,140)	(3,875,871)	(4,543,731)	(8,084,010)	(6,657,056)	(6,116,623)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	2,217,812	4,773,495	40,006,735	105,287,518	24,699,146	86,626,522	14,519,709	29,537,589
Class A	371,019	1,027,623	11,216,629	15,532,775	2,514,985	8,503,404	1,919,840	4,330,490
Class C	40,882	122,726	412,375	1,750,991	517,706	1,900,124	266,181	1,508,116
Reinvestment of distributions
Class N	—	134,970	5,352,677	3,229,140	3,504,305	5,924,043	5,403,784	4,827,354
Class A	—	12,761	751,468	419,491	520,674	980,344	842,420	957,510
Class C	—	—	98,626	67,601	353,142	784,135	306,360	280,569
Cost of shares redeemed
Class N	(2,651,833)	(10,012,675)	(29,947,813)	(24,965,410)	(42,422,140)	(29,160,238)	(11,714,748)	(10,723,310)
Class A	(460,540)	(2,602,857)	(5,977,564)	(4,343,613)	(2,949,313)	(8,774,650)	(2,160,065)	(4,086,037)
Class C	(90,641)	(400,312)	(565,379)	(1,194,718)	(2,300,108)	(5,777,804)	(452,508)	(769,703)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(573,301)	(6,944,269)	21,347,754	95,783,775	(15,561,603)	61,005,880	8,930,973	25,862,578

Total Increase (Decrease) in Net Assets	(2,679,020)	(3,823,235)	11,879,634	98,241,785	(22,035,680)	55,591,272	(16,476,440)	43,559,547

Net Assets:
Beginning of Year/Period	26,219,257	30,042,492	229,432,181	131,190,396	272,169,597	216,578,325	111,400,818	67,841,271
End of Year/Period	$23,540,237	$26,219,257	$241,311,815	$229,432,181	$250,133,917	$272,169,597	$94,924,378	$111,400,818

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$14.41	$14.44	$14.02	$13.06	$13.82	$13.92
Income (loss) from investment operations:
Net investment income*	0.10	0.19	0.28	0.36	0.34	0.31
Net realized and unrealized gain (loss)	(1.22)	(0.01)	0.44	0.96	(0.74)	(0.08)
Total income (loss) from investment operations	(1.12)	0.18	0.72	1.32	(0.40)	0.23
Less distributions:
Distributions from net investment income	(0.11)	(0.21)	(0.30)	(0.36)	(0.36)	(0.33)
Total distributions	(0.11)	(0.21)	(0.30)	(0.36)	(0.36)	(0.33)
Net asset value, end of year/period	$13.18	$14.41	$14.44	$14.02	$13.06	$13.82
Total return + #	(7.87)%	1.23%	5.17%	10.27%	(2.93)%	1.72%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$60,869	$78,345	$61,209	$42,730	$41,151	$62,757
Ratios of expenses to average net assets:	1.28%	1.25%	1.24%	1.20%	1.20%	1.35%
Ratios of net investment income to average net assets:	1.47%	1.30%	1.99%	2.68%	2.53%	2.27%
Portfolio turnover rate (1)	29%	59%	75%	76%	92%	61%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$14.39	$14.42	$14.01	$13.04	$13.80	$13.90	$14.28	$14.31	$13.91	$12.95	$13.71	$13.81
Income (loss) from investment operations:
Net investment income*	0.08	0.15	0.25	0.33	0.31	0.28	0.05	0.08	0.18	0.26	0.24	0.21
Net realized and unrealized gain (loss)	(1.22)	(0.01)	0.42	0.97	(0.74)	(0.08)	(1.21)	(0.01)	0.41	0.96	(0.74)	(0.08)
Total income (loss) from investment operations	(1.14)	0.14	0.67	1.30	(0.43)	0.20	(1.16)	0.07	0.59	1.22	(0.50)	0.13
Less distributions:
Distributions from net investment income	(0.09)	(0.17)	(0.26)	(0.33)	(0.33)	(0.30)	(0.06)	(0.10)	(0.19)	(0.26)	(0.26)	(0.23)
Total distributions	(0.09)	(0.17)	(0.26)	(0.33)	(0.33)	(0.30)	(0.06)	(0.10)	(0.19)	(0.26)	(0.26)	(0.23)
Net asset value, end of year/period	$13.16	$14.39	$14.42	$14.01	$13.04	$13.80	$13.06	$14.28	$14.31	$13.91	$12.95	$13.71
Total return + #	(7.93)%	0.98%	4.84%	10.09%	(3.17)%	1.47%	(8.14)%	0.49%	4.29%	9.53%	(3.67)%	0.98%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$7,189	$9,593	$8,490	$7,510	$5,311	$6,260	$2,878	$2,878	$2,886	$2,672	$2,760	$3,199
Ratios of expenses to average net assets:	1.53%	1.50%	1.49%	1.45%	1.45%	1.60%	2.03%	2.00%	1.99%	1.95%	1.95%	2.10%
Ratios of net investment income to average net assets:	1.22%	1.05%	1.75%	2.41%	2.31%	2.01%	0.74%	0.56%	1.31%	1.92%	1.81%	1.52%
Portfolio turnover rate (1)	29%	59%	75%	76%	92%	61%	29%	59%	75%	76%	92%	61%

*	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$9.18	$8.90	$9.36	$9.62	$9.73	$9.70
Income (loss) from investment operations:
Net investment income*	0.17	0.27	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss)	(0.21)	0.32	(0.47)	(0.26)	(0.11)	0.03
Total income (loss) from investment operations	(0.04)	0.59	(0.13)	0.18	0.29	0.38
Less distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.33)	(0.44)	(0.40)	(0.35)
Total distributions	(0.18)	(0.31)	(0.33)	(0.44)	(0.40)	(0.35)
Net asset value, end of year/period	$8.96	$9.18	$8.90	$9.36	$9.62	$9.73
Total return + #	(0.51)%	6.63%	(1.30)%	1.99%	3.02%	4.01%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$175,753	$173,112	$135,536	$157,757	$164,936	$157,485
Ratios of expenses to average net assets: ^	0.99%	0.90%	1.00%	1.01%	0.97%	1.03%
Ratios of net investment income to average net assets: ^	3.87%	2.97%	3.81%	4.60%	4.08%	3.60%
Portfolio turnover rate (1)	25%	135%	76%	44%	79%	91%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$9.17	$8.89	$9.35	$9.61	$9.72	$9.70	$9.18	$8.89	$9.35	$9.62	$9.73	$9.69
Income (loss) from investment operations:
Net investment income*	0.16	0.25	0.32	0.41	0.37	0.32	0.14	0.21	0.27	0.37	0.33	0.28
Net realized and unrealized gain (loss)	(0.21)	0.32	(0.47)	(0.25)	(0.11)	0.03	(0.22)	0.32	(0.46)	(0.27)	(0.11)	0.04
Total income (loss) from investment operations	(0.05)	0.57	(0.15)	0.16	0.26	0.35	(0.08)	0.53	(0.19)	0.10	0.22	0.32
Less distributions:
Distributions from net investment income	(0.17)	(0.29)	(0.31)	(0.42)	(0.37)	(0.33)	(0.15)	(0.24)	(0.27)	(0.37)	(0.33)	(0.28)
Total distributions	(0.17)	(0.29)	(0.31)	(0.42)	(0.37)	(0.33)	(0.15)	(0.24)	(0.27)	(0.37)	(0.33)	(0.28)
Net asset value, end of year/period	$8.95	$9.17	$8.89	$9.35	$9.61	$9.72	$8.95	$9.18	$8.89	$9.35	$9.62	$9.73
Total return + #	(0.62)%	6.39%	(1.56)%	1.74%	2.77%	3.64%	(0.87)%	5.98%	(2.06)%	1.13%	2.26%	3.31%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$22,904	$22,225	$19,705	$21,997	$20,205	$16,229	$6,720	$6,732	$6,800	$8,654	$7,236	$6,215
Ratios of expenses to average net assets: ^	1.24%	1.15%	1.25%	1.26%	1.22%	1.28%	1.74%	1.65%	1.75%	1.76%	1.72%	1.78%
Ratios of net investment income to average net assets: ^	3.61%	2.73%	3.56%	4.36%	3.84%	3.33%	3.11%	2.24%	3.07%	3.86%	3.43%	2.89%
Portfolio turnover rate (1)	25%	135%	76%	44%	79%	91%	25%	135%	76%	44%	79%	91%

*	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$9.34	$8.88	$8.97	$8.72	$9.22	$8.94
Income (loss) from investment operations:
Net investment income*	0.22	0.38	0.41	0.45	0.44	0.42
Net realized and unrealized gain (loss)	(0.84)	0.46	(0.09)	0.26	(0.51)	0.30
Total income (loss) from investment operations	(0.62)	0.84	0.32	0.71	(0.07)	0.72
Less distributions:
Distributions from net investment income	(0.20)	(0.38)	(0.41)	(0.46)	(0.43)	(0.44)
Total distributions	(0.20)	(0.38)	(0.41)	(0.46)	(0.43)	(0.44)
Net asset value, end of year/period	$8.52	$9.34	$8.88	$8.97	$8.72	$9.22
Total return + #	(6.70)%	9.54%	3.74%	8.42%	(0.80)%	8.19%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$89,169	$101,951	$83,009	$90,262	$94,596	$103,567
Ratios of expenses to average net assets: ^	1.18%	1.17%	1.14%	1.12%	1.12%	1.19%
Ratios of net investment income to average net assets: ^	4.82%	4.07%	4.69%	5.12%	4.84%	4.62%
Portfolio turnover rate (1)	20%	69%	75%	70%	101%	142%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$9.44	$8.97	$9.06	$8.81	$9.29	$9.02	$9.29	$8.83	$8.92	$8.68	$9.17	$8.88
Income (loss) from investment operations:
Net investment income*	0.21	0.36	0.39	0.44	0.42	0.40	0.18	0.31	0.34	0.39	0.37	0.35
Net realized and unrealized gain (loss)	(0.84)	0.47	(0.09)	0.25	(0.49)	0.28	(0.82)	0.46	(0.09)	0.25	(0.50)	0.30
Total income (loss) from investment operations	(0.63)	0.83	0.30	0.69	(0.07)	0.68	(0.64)	0.77	0.25	0.64	(0.13)	0.65
Less distributions:
Distributions from net investment income	(0.19)	(0.36)	(0.39)	(0.44)	(0.41)	(0.41)	(0.17)	(0.31)	(0.34)	(0.40)	(0.36)	(0.36)
Total distributions	(0.19)	(0.36)	(0.39)	(0.44)	(0.41)	(0.41)	(0.17)	(0.31)	(0.34)	(0.40)	(0.36)	(0.36)
Net asset value, end of year/period	$8.62	$9.44	$8.97	$9.06	$8.81	$9.29	$8.48	$9.29	$8.83	$8.92	$8.68	$9.17
Total return + #	(6.75)%	9.29%	3.44%	8.07%	(0.82)%	7.70%	(6.98)%	8.79%	2.95%	7.55%	(1.43)%	7.45%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$12,684	$13,592	$12,127	$12,336	$12,393	$12,085	$4,288	$4,746	$4,663	$7,497	$7,392	$7,785
Ratios of expenses to average net assets: ^	1.43%	1.42%	1.39%	1.37%	1.37%	1.44%	1.93%	1.92%	1.89%	1.87%	1.87%	1.94%
Ratios of net investment income to average net assets: ^	4.56%	3.82%	4.44%	4.87%	4.60%	4.38%	4.07%	3.32%	3.93%	4.37%	4.09%	3.88%
Portfolio turnover rate (1)	20%	69%	75%	70%	101%	142%	20%	69%	75%	70%	101%	142%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$9.18	$9.05	$9.43	$8.93	$9.32	$9.37
Income (loss) from investment operations:
Net investment income (loss)*	0.15	0.21	0.19	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(1.10)	0.15	(0.37)	0.58	(0.35)	0.07
Total income (loss) from investment operations	(0.95)	0.36	(0.18)	0.55	(0.38)	0.04
Less distributions:
Distributions from net investment income	(0.17)	(0.23)	(0.11)	(0.04)	—	—
Distributions from net realized gains	(0.00)	—	(0.02)	(0.01)	(0.01)	(0.09)
Tax return of capital	—	—	(0.07)	—	—	—
Total distributions	(0.17)	(0.23)	(0.20)	(0.05)	(0.01)	(0.09)
Net asset value, end of year/period	$8.06	$9.18	$9.05	$9.43	$8.93	$9.32
Total return + #	(10.09)%	3.93%	(1.81)%	6.29%	(4.08)%	0.57%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$47,228	$47,228	$41,346	$32,927	$31,838	$32,441
Ratios of expenses to average net assets:	1.28%	1.78%	1.36%	1.36%	1.35%	1.54%
Ratios of net investment income (loss) to average net assets:	3.36%	2.21%	2.08%	(0.30)%	(0.35)%	(0.37)%
Portfolio turnover rate (1)	28%	40%	138%	109%	45%	56%

		Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$9.08	$8.96	$9.34	$8.85	$9.26	$9.32	$8.84	$8.73	$9.11	$8.66	$9.10	$9.22
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.18	0.17	(0.05)	(0.06)	(0.06)	0.11	0.13	0.10	(0.09)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(1.04)	0.14	(0.37)	0.57	(0.34)	0.09	(0.99)	0.14	(0.33)	0.55	(0.33)	0.07
Total income (loss) from investment operations	(0.91)	0.32	(0.20)	0.52	(0.40)	0.03	(0.88)	0.27	(0.23)	0.46	(0.43)	(0.03)
Less distributions:
Distributions from net investment income	(0.19)	(0.20)	(0.09)	(0.02)	—	—	(0.20)	(0.16)	(0.06)	—	—	—
Distributions from net realized gains	—	—	(0.02)	(0.01)	(0.01)	(0.09)	(0.00)	—	(0.02)	(0.01)	(0.01)	(0.09)
Tax return of capital	—	—	(0.07)	—	—	—	—	—	(0.07)	—	—	—
Total distributions	(0.19)	(0.20)	(0.18)	(0.03)	(0.01)	(0.09)	(0.21)	(0.16)	(0.15)	(0.01)	(0.01)	(0.09)
Net asset value, end of year/period	$7.98	$9.08	$8.96	$9.34	$8.85	$9.26	$7.76	$8.84	$8.73	$9.11	$8.66	$9.10
Total return + #	(10.10)%	3.60%	(2.03)%	5.98%	(4.32)%	0.46%	(10.38)%	3.07%	(2.48)%	5.36%	(4.72)%	(0.19)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$7,004	$7,004	$6,722	$4,357	$3,802	$2,968	$1,111	$1,111	$1,180	$1,442	$1,366	$1,330
Ratios of expenses to average net assets:	1.53%	2.03%	1.61%	1.61%	1.60%	1.79%	2.03%	2.53%	2.11%	2.11%	2.10%	2.29%
Ratios of net investment income (loss) to average net assets:	3.11%	1.96%	1.91%	(0.55)%	(0.59)%	(0.63)%	2.62%	1.44%	1.21%	(1.05)%	(1.10)%	(1.11)%
Portfolio turnover rate (1)	28%	40%	138%	109%	45%	56%	28%	40%	138%	109%	45%	56%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$19.59	$13.58	$14.96	$14.18	$14.16	$12.22
Income (loss) from investment operations:
Net investment income *	0.06	0.13	0.17	0.18	0.14	0.15
Net realized and unrealized gain (loss)	(0.95)	6.03	(1.03)	1.29	0.15	2.01
Total income (loss) from investment operations	(0.89)	6.16	(0.86)	1.47	0.29	2.16
Less distributions:
Distributions from net investment income	(0.11)	(0.15)	(0.18)	(0.15)	(0.13)	(0.22)
Distributions from net realized gains	(1.15)	—	(0.34)	(0.54)	(0.14)	—
Total distributions	(1.26)	(0.15)	(0.52)	(0.69)	(0.27)	(0.22)
Net asset value, end of year/period	$17.44	$19.59	$13.58	$14.96	$14.18	$14.16
Total return + #	(5.02)%	45.69%	(6.15)%	11.37%	1.98%	17.84%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$122,597	$129,641	$73,557	$61,791	$55,428	$55,155
Ratios of expenses to average net assets:
Before fees paid indirectly	1.28%	1.10%	1.24%	1.14%	1.30%	1.13%
After fees paid indirectly	1.28%	1.10%	1.24%	1.14%	1.30%	1.12%
Ratios of net investment income to average net assets:
Before fees paid indirectly	0.59%	0.72%	1.25%	1.30%	0.94%	1.12%
After fees paid indirectly	0.59%	0.72%	1.25%	1.30%	0.94%	1.13%
Portfolio turnover rate (1)	5%	33%	43%	44%	45%	61%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$19.46	$13.50	$14.87	$14.11	$14.10	$12.16	$18.40	$12.80	$14.17	$13.45	$13.47	$11.65
Income (loss) from investment operations:
Net investment income (loss)*	0.03	0.08	0.14	0.15	0.10	0.11	(0.04)	(0.04)	0.03	0.04	(0.01)	0.02
Net realized and unrealized gain (loss)	(0.94)	6.00	(1.03)	1.27	0.15	2.02	(0.88)	5.69	(0.98)	1.23	0.15	1.92
Total income (loss) from investment operations	(0.91)	6.08	(0.89)	1.42	0.25	2.13	(0.92)	5.65	(0.95)	1.27	0.14	1.94
Less distributions:
Distributions from net investment income	(0.07)	(0.12)	(0.14)	(0.12)	(0.10)	(0.19)	0.00	(0.05)	(0.08)	(0.01)	(0.02)	(0.12)
Distributions from net realized gains	(1.15)	—	(0.34)	(0.54)	(0.14)	—	(1.15)	—	(0.34)	(0.54)	(0.14)	—
Total distributions	(1.22)	(0.12)	(0.48)	(0.66)	(0.24)	(0.19)	(1.15)	(0.05)	(0.42)	(0.55)	(0.16)	(0.12)
Net asset value, end of year/period	$17.33	$19.46	$13.50	$14.87	$14.11	$14.10	$16.33	$18.40	$12.80	$14.17	$13.45	$13.47
Total return + #	(5.11)%	45.28%	(6.33)%	11.00%	1.71%	17.66%	(5.48)%	44.20%	(7.05)%	10.24%	1.00%	16.72%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$23,503	$27,023	$16,855	$16,363	$12,525	$10,174	$4,324	$4,683	$3,897	$5,319	$4,167	$4,640
Ratios of expenses to average net assets:
Before fees paid indirectly	1.53%	1.35%	1.49%	1.39%	1.55%	1.38%	2.28%	2.10%	2.24%	2.14%	2.30%	2.13%
After fees paid indirectly	1.53%	1.35%	1.49%	1.39%	1.55%	1.37%	2.28%	2.10%	2.24%	2.14%	2.30%	2.12%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.34%	0.47%	1.00%	1.05%	0.70%	0.84%	(0.41)%	(0.27)%	0.23%	0.30%	(0.07)%	0.14%
After fees paid indirectly	0.34%	0.47%	1.00%	1.05%	0.70%	0.85%	(0.41)%	(0.27)%	0.23%	0.30%	(0.07)%	0.15%
Portfolio turnover rate (1)	5%	33%	43%	44%	45%	61%	5%	33%	43%	44%	45%	61%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019		2018		2017
	(Unaudited)
Net asset value, beginning of year/period	$18.65	$11.91	$14.67	$15.72		$17.47		$14.41
Income (loss) from investment operations:
Net investment income (loss) *	0.08	0.11	0.10	(0.00	) (a)	0.00	(a)	0.07
Net realized and unrealized gain (loss)	(0.98)	6.78	(2.86)	0.65		0.10	(b)	3.57
Total income (loss) from investment operations	(0.90)	6.89	(2.76)	0.65		0.10		3.64
Less distributions:
Distributions from net investment income	(0.09)	(0.14)	—	—		(0.04)		(0.10)
Distributions from net realized gains	(1.98)	(0.01)	—	(1.70)		(1.81)		(0.48)
Total distributions	(2.07)	(0.15)	—	(1.70)		(1.85)		(0.58)
Net asset value, end of year/period	$15.68	$18.65	$11.91	$14.67		$15.72		$17.47
Total return + #	(5.85)%	58.16%	(18.81)%	6.15%		0.37%		25.55%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$61,842	$72,651	$42,444	$43,564		$37,248		$22,710
Ratios of expenses to average net assets:
Before fees paid indirectly	1.60%	1.05%	1.26%	1.72%		1.54%		1.32%
After fees paid indirectly	1.60%	1.05%	1.17%	1.72%		1.54%		1.32%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.88%	0.67%	0.72%	(0.01)%		0.01%		0.45%
After fees paid indirectly	0.88%	0.67%	0.81%	(0.01)%		0.01%		0.45%
Portfolio turnover rate (1)	44%	87%	135%	85%		101%		100%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019		2018		2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)								(Unaudited)
Net asset value, beginning of year/period	$18.31	$11.70	$14.45	$15.55		$17.31		$14.29	$15.70	$10.05	$12.51	$13.81	$15.67	$13.02
Income (loss) from investment operations:
Net investment income (loss) *	0.06	0.08	0.07	(0.04)		(0.04)		0.03	(0.01)	(0.04)	(0.02)	(0.12)	(0.15)	(0.08)
Net realized and unrealized gain (loss)	(0.95)	6.65	(2.82)	0.64		0.09	(b)	3.54	(0.79)	5.72	(2.44)	0.52	0.10 (b)	3.21
Total income (loss) from investment operations	(0.89)	6.73	(2.75)	0.60		0.05		3.57	(0.80)	5.68	(2.46)	0.40	(0.05)	3.13
Less distributions:
Distributions from net investment income	(0.05)	(0.11)	—	—		(0.00	)(a)	(0.07)	—	(0.02)	—	—	—	—
Distributions from net realized gains	(1.98)	(0.01)	—	(1.70)		(1.81)		(0.48)	(1.98)	(0.01)	—	(1.70)	(1.81)	(0.48)
Total distributions	(2.03)	(0.12)	—	(1.70)		(1.81)		(0.55)	(1.98)	(0.03)	—	(1.70)	(1.81)	(0.48)
Net asset value, end of year/period	$15.39	$18.31	$11.70	$14.45		$15.55		$17.31	$12.92	$15.70	$10.05	$12.51	$13.81	$15.67
Total return + #	(5.90)%	57.71%	(19.03)%	5.85%		0.08%		25.26%	(6.29)%	56.55%	(19.66)%	5.06%	(0.63)%	24.29%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$9,379	$12,795	$8,955	$9,848		$7,869		$4,569	$2,565	$2,794	$2,064	$2,835	$2,139	$2,611
Ratios of expenses to average net assets:
Before fees paid indirectly	1.85%	1.30%	1.51%	1.97%		1.79%		1.57%	2.60%	2.05%	2.26%	2.72%	2.54%	2.32%
After fees paid indirectly	1.85%	1.30%	1.42%	1.97%		1.79%		1.57%	2.60%	2.05%	2.17%	2.72%	2.54%	2.32%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.65%	0.46%	0.46%	(0.26)%		(0.26)%		0.19%	(0.14)%	(0.31)%	(0.29)%	(1.01)%	(1.04)%	(0.57)%
After fees paid indirectly	0.65%	0.46%	0.55%	(0.26)%		(0.26)%		0.19%	(0.14)%	(0.31)%	(0.20)%	(1.01)%	(1.04)%	(0.57)%
Portfolio turnover rate (1)	44%	87%	135%	85%		101%		100%	44%	87%	135%	85%	101%	100%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upom those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$43.94	$33.67	$24.24	$22.50	$19.37	$15.92
Income (loss) from investment operations:
Net investment loss*	(0.14)	(0.36)	(0.32)	(0.25)	(0.22)	(0.14)
Net realized and unrealized gain (loss)	(12.37)	11.47	10.58	3.69	3.53	3.59
Total income (loss) from investment operations	(12.51)	11.11	10.26	3.44	3.31	3.45
Less distributions:
Distributions from net realized gains	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—
Total distributions	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—
Net asset value, end of year/period	$28.15	$43.94	$33.67	$24.24	$22.50	$19.37
Total return + #	(30.65)%	33.44%	43.39%	17.19%	17.24%	21.67%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$133,539	$156,938	$108,816	$74,714	$59,424	$56,472
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.00%	1.12%	1.30%	1.33%	1.30%	1.16%
After fee waivers and fees paid indirectly	1.00%	1.12%	1.30%	1.33%	1.29%	1.14%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(0.78)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%	(0.79)%
After fee waivers and fees paid indirectly	(0.78)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%	(0.77)%
Portfolio turnover rate (1)	3%	27%	17%	28%	25%	38%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$42.73	$32.84	$23.71	$22.11	$19.08	$15.73	$39.33	$30.51	$22.25	$21.00	$18.27	$15.17
Income (loss) from investment operations:
Net investment loss*	(0.18)	(0.45)	(0.38)	(0.30)	(0.28)	(0.18)	(0.28)	(0.68)	(0.55)	(0.44)	(0.42)	(0.30)
Net realized and unrealized gain (loss)	(12.00)	11.18	10.34	3.60	3.49	3.53	(10.95)	10.34	9.64	3.39	3.33	3.40
Total income (loss) from investment operations	(12.18)	10.73	9.96	3.30	3.21	3.35	(11.23)	9.66	9.09	2.95	2.91	3.10
Less distributions:
Distributions from net realized gains	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—
Total distributions	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—
Net asset value, end of year/period	$27.27	$42.73	$32.84	$23.71	$22.11	$19.08	$24.82	$39.33	$30.51	$22.25	$21.00	$18.27
Total return + #	(30.73)%	33.13%	43.09%	16.84%	16.98%	21.30%	(30.98)%	32.13%	41.97%	16.00%	16.08%	20.44%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$25,063	$37,270	$31,205	$24,131	$15,031	$12,944	$8,847	$13,911	$10,414	$8,314	$6,844	$6,758
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.25%	1.37%	1.55%	1.58%	1.55%	1.41%	2.00%	2.12%	2.30%	2.33%	2.30%	2.16%
After fee waivers and fees paid indirectly	1.25%	1.37%	1.55%	1.58%	1.54%	1.39%	2.00%	2.12%	2.30%	2.33%	2.29%	2.14%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(1.03)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.05)%	(1.78)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%	(1.80)%
After fee waivers and fees paid indirectly	(1.03)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.03)%	(1.78)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%	(1.78)%
Portfolio turnover rate (1)	3%	27%	17%	28%	25%	38%	3%	27%	17%	28%	25%	38%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$27.93	$21.62	$16.00	$20.28	$20.31	$15.34
Income (loss) from investment operations:
Net investment loss*	(0.09)	(0.38)	(0.23)	(0.23)	(0.27)	(0.15)
Net realized and unrealized gain (loss) (a)	(8.53)	10.50	6.15	(0.25)	3.20	5.12
Total income (loss) from investment operations	(8.62)	10.12	5.92	(0.48)	2.93	4.97
Less distributions:
Distributions from net investment income	(0.18)	(0.28)	(0.05)	—	—	—
Distributions from net realized gains	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)	—
Total distributions	(4.03)	(3.81)	(0.30)	(3.80)	(2.96)	—
Net asset value, end of year/period	$15.28	$27.93	$21.62	$16.00	$20.28	$20.31
Total return + #	(35.08)%	49.28%	37.55%	1.36%	16.02%	32.40%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$61,950	$63,287	$42,792	$37,340	$33,882	$24,641
Ratios of expenses to average net assets: ^
Before fees paid indirectly	1.39%	1.83%	1.78%	1.90%	1.94%	1.36%
After fees paid indirectly	1.39%	1.83%	1.75%	1.88%	1.93%	1.35%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(0.95)%	(1.47)%	(1.34)%	(1.36)%	(1.31)%	(0.86)%
After fees paid indirectly	(0.95)%	(1.47)%	(1.31)%	(1.34)%	(1.29)%	(0.85)%
Portfolio turnover rate (1)	44%	111%	178%	169%	190%	174%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$26.04	$20.36	$15.09	$19.42	$19.62	$14.85	$18.62	$15.39	$11.54	$16.00	$16.77	$12.79
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.42)	(0.26)	(0.25)	(0.31)	(0.19)	(0.13)	(0.44)	(0.29)	(0.29)	(0.37)	(0.28)
Net realized and unrealized gain (loss) (a)	(7.87)	9.86	5.80	(0.28)	3.07	4.96	(5.33)	7.33	4.39	(0.37)	2.56	4.26
Total income (loss) from investment operations	(7.99)	9.44	5.54	(0.53)	2.76	4.77	(5.46)	6.89	4.10	(0.66)	2.19	3.98
Less distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.02)	—	—	—	(0.01)	(0.13)	—	—	—	—
Distributions from net realized gains	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)	—	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)	—
Total distributions	(3.98)	(3.76)	(0.27)	(3.80)	(2.96)	—	(3.86)	(3.66)	(0.25)	(3.80)	(2.96)	—
Net asset value, end of year/period	$14.07	$26.04	$20.36	$15.09	$19.42	$19.62	$9.30	$18.62	$15.39	$11.54	$16.00	$16.77
Total return + #	(35.16)%	48.93%	37.18%	1.11%	15.69%	32.12%	(35.42)%	47.87%	36.10%	0.36%	14.84%	31.12%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$12,075	$20,357	$12,750	$10,797	$10,799	$6,925	$2,452	$3,730	$2,619	$2,440	$2,720	$2,644
Ratios of expenses to average net assets: ^
Before fees paid indirectly	1.73%	2.08%	2.03%	2.15%	2.19%	1.61%	2.45%	2.83%	2.78%	2.90%	2.94%	2.36%
After fees paid indirectly	1.73%	2.08%	2.00%	2.13%	2.18%	1.60%	2.45%	2.83%	2.75%	2.88%	2.93%	2.35%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(1.30)%	(1.72)%	(1.57)%	(1.61)%	(1.56)%	(1.13)%	(2.01)%	(2.47)%	(2.32)%	(2.37)%	(2.30)%	(1.89)%
After fees paid indirectly	(1.30)%	(1.72)%	(1.54)%	(1.59)%	(1.55)%	(1.12)%	(2.01)%	(2.47)%	(2.29)%	(2.35)%	(2.29)%	(1.88)%
Portfolio turnover rate (1)	44%	111%	178%	169%	190%	174%	44%	111%	178%	169%	190%	174%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$18.76	$15.70	$14.27	$12.85	$15.94	$12.73
Income (loss) from investment operations:
Net investment income (loss) *	0.03	0.04	(0.03)	0.19	0.27	0.17
Net realized and unrealized gain (loss)	(3.67)	3.05	1.59	1.48	(3.20)	3.28
Total income (loss) from investment operations	(3.64)	3.09	1.56	1.67	(2.93)	3.45
Less distributions:
Distributions from net investment income	(0.25)	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)
Total distributions	(1.59)	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)
Net asset value, end of year/period	$13.53	$18.76	$15.70	$14.27	$12.85	$15.94
Total return + #	(20.81)%	19.67%	10.94%	13.29%	(18.57)%	27.69%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$101,692	$112,290	$70,868	$59,931	$53,261	$51,365
Ratios of expenses to average net assets:	1.04%	1.67%	1.86%	1.61%	1.19%	1.75%
Ratios of net investment income (loss) to average net assets:	0.40%	0.19%	(0.19)%	1.42%	1.79%	1.18%
Portfolio turnover rate (1)	26%	77%	113%	129%	66%	74%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$18.29	$15.32	$13.94	$12.56	$15.58	$12.45	$17.07	$14.41	$13.16	$11.85	$14.74	$11.82
Income (loss) from investment operations:
Net investment income (loss)*	0.01	(0.02)	(0.06)	0.16	0.23	0.14	(0.04)	(0.15)	(0.16)	0.05	0.11	0.02
Net realized and unrealized gain (loss)	(3.57)	2.99	1.54	1.44	(3.13)	3.20	(3.34)	2.81	1.45	1.38	(2.94)	3.04
Total income (loss) from investment operations	(3.56)	2.97	1.48	1.60	(2.90)	3.34	(3.38)	2.66	1.29	1.43	(2.83)	3.06
Less distributions:
Distributions from net investment income	(0.21)	—	(0.10)	(0.22)	(0.12)	(0.21)	(0.07)	—	(0.04)	(0.12)	(0.06)	(0.14)
Total distributions	(1.55)	—	(0.10)	(0.22)	(0.12)	(0.21)	(1.41)	—	(0.04)	(0.12)	(0.06)	(0.14)
Net asset value, end of year/period	$13.18	$18.29	$15.32	$13.94	$12.56	$15.58	$12.28	$17.07	$14.41	$13.16	$11.85	$14.74
Total return + #	(20.87)%	19.39%	10.58%	12.98%	(18.73)%	27.36%	(21.19)%	18.46%	9.78%	12.18%	(19.30)%	26.31%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$18,390	$21,174	$14,864	$12,106	$9,662	$8,242	$2,651	$3,349	$3,005	$3,463	$3,163	$3,467
Ratios of expenses to average net assets:	1.29%	1.92%	2.11%	1.86%	1.44%	2.00%	2.04%	2.67%	2.86%	2.61%	2.19%	2.75%
Ratios of net investment income (loss) to average net assets:	0.15%	(0.08)%	(0.43)%	1.17%	1.54%	0.98%	(0.62)%	(0.87)%	(1.22)%	0.41%	0.77%	0.10%
Portfolio turnover rate (1)	26%	77%	113%	129%	66%	74%	26%	77%	113%	129%	66%	74%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$21.10	$15.26	$15.51	$15.61	$17.54	$14.24
Income (loss) from investment operations:
Net investment income *	0.24	0.30	0.15	0.34	0.21	0.21
Net realized and unrealized gain (loss) !	(2.95)	5.70	(0.06)	0.62	(1.39)	3.09
Total income (loss) from investment operations	(2.71)	6.00	0.09	0.96	(1.18)	3.30
Less distributions:
Distributions from net investment income	(0.40)	(0.15)	(0.34)	(0.18)	(0.26)	—
Distributions from net realized gains	(2.42)	(0.01)	—	(0.88)	(0.49)	—
Total distributions	(2.82)	(0.16)	(0.34)	(1.06)	(0.75)	—
Net asset value, end of year/period	$15.57	$21.10	$15.26	$15.51	$15.61	$17.54
Total return + #	(14.81)%	39.45%	0.45%	7.08%	(7.08)%	23.17%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$130,002	$150,922	$96,239	$101,505	$89,401	$90,257
Ratios of expenses to average net assets:
Before fees paid indirectly	1.65%	1.92%	1.71%	1.43%	1.67%	1.56%
After fees paid indirectly	1.65%	1.92%	1.71%	1.43%	1.67%	1.55%
Ratios of net investment income to average net assets:
Before fees paid indirectly	2.71%	1.47%	0.98%	2.28%	1.24%	1.34%
After fees paid indirectly	2.71%	1.47%	0.98%	2.28%	1.24%	1.35%
Portfolio turnover rate (1)	42%	131%	156%	100%	113%	119%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$20.92	$15.13	$15.38	$15.49	$17.42	$14.17	$19.66	$14.25	$14.55	$14.68	$16.59	$13.60
Income (loss) from investment operations:
Net investment income (loss)*	0.22	0.23	0.11	0.30	0.17	0.17	0.14	0.08	(0.02)	0.18	0.04	0.04
Net realized and unrealized gain (loss) !	(2.93)	5.68	(0.06)	0.61	(1.38)	3.08	(2.74)	5.34	(0.05)	0.59	(1.31)	2.95
Total income (loss) from investment operations	(2.71)	5.91	0.05	0.91	(1.21)	3.25	(2.60)	5.42	(0.07)	0.77	(1.27)	2.99
Less distributions:
Distributions from net investment income	(0.35)	(0.11)	(0.30)	(0.14)	(0.23)	—	(0.20)	—	(0.23)	(0.02)	(0.15)	—
Distributions from net realized gains	(2.42)	(0.01)	—	(0.88)	(0.49)	—	(2.42)	(0.01)	—	(0.88)	(0.49)	—
Total distributions	(2.77)	(0.12)	(0.30)	(1.02)	(0.72)	—	(2.62)	(0.01)	(0.23)	(0.90)	(0.64)	—
Net asset value, end of year/period	$15.44	$20.92	$15.13	$15.38	$15.49	$17.42	$14.44	$19.66	$14.25	$14.55	$14.68	$16.59
Total return + #	(14.90)%	39.15%	0.24%	6.78%	(7.30)%	22.94%	(15.21)%	38.04%	(0.55)%	6.03%	(8.03)%	21.99%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$22,456	$26,672	$20,938	$22,499	$18,250	$15,524	$4,833	$5,830	$4,754	$6,409	$5,764	$6,570
Ratios of expenses to average net assets:
Before fees paid indirectly	1.90%	2.17%	1.96%	1.68%	1.92%	1.81%	2.65%	2.92%	2.71%	2.43%	2.67%	2.56%
After fees paid indirectly	1.90%	2.17%	1.96%	1.68%	1.92%	1.80%	2.65%	2.92%	2.71%	2.43%	2.67%	2.55%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	2.41%	1.17%	0.71%	2.04%	1.01%	1.07%	1.64%	0.43%	(0.11)%	1.26%	0.22%	0.30%
After fees paid indirectly	2.41%	1.17%	0.71%	2.04%	1.01%	1.08%	1.64%	0.43%	(0.11)%	1.26%	0.22%	0.31%
Portfolio turnover rate (1)	42%	131%	156%	100%	113%	119%	42%	131%	156%	100%	113%	119%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020		2019	2018		2017
	(Unaudited)
Net asset value, beginning of year/period	$11.22	$10.00	$10.08		$9.53	$10.18		$9.55
Income (loss) from investment operations:
Net investment income (loss) *	0.04	(0.14)	(0.00	)(a)	0.12	0.02		(0.03)
Net realized and unrealized gain (loss)	(0.97)	1.44	(0.08)		0.65	(0.67)		0.66
Total income (loss) from investment operations	(0.93)	1.30	(0.08)		0.77	(0.65)		0.63
Less distributions:
Distributions from net investment income	—	(0.08)	—		(0.17)	—		—
Tax return of capital	—	—	—		(0.05)	—		—
Total distributions	—	(0.08)	—		(0.22)	—		—
Net asset value, end of year/period	$10.29	$11.22	$10.00		$10.08	$9.53		$10.18
Total return + #	(8.29)%	13.05%	(0.79)%		8.35%	(6.39)%		6.60%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$18,929	$21,043	$23,680		$32,074	$35,638		$36,104
Ratios of expenses to average net assets:	2.14%	2.06%	1.69%		1.54%	1.80%		1.83%
Ratios of net investment income (loss) to average net assets:	0.79%	(1.26)%	(0.02)%		1.29%	0.20%		(0.32)%
Portfolio turnover rate (1)	25%	12%	187%		28%	11%		7%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020		2019	2018		2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)								(Unaudited)
Net asset value, beginning of year/period	$11.11	$9.90	$10.00		$9.46	$10.12		$9.52	$10.49	$9.37	$9.55	$9.03	$9.74	$9.23
Income (loss) from investment operations:
Net investment income (loss) *	0.03	(0.16)	(0.03)		0.10	0.00	(a)	(0.06)	(0.01)	(0.23)	(0.10)	0.02	(0.08)	(0.12)
Net realized and unrealized gain (loss)	(0.95)	1.41	(0.07)		0.64	(0.66)		0.66	(0.91)	1.35	(0.08)	0.63	(0.63)	0.63
Total income (loss) from investment operations	(0.92)	1.25	(0.10)		0.74	(0.66)		0.60	(0.92)	1.12	(0.18)	0.65	(0.71)	0.51
Less distributions:
Distributions from net investment income	—	(0.04)	—		(0.15)	—		—	—	—	—	(0.08)	—	—
Tax return of capital	—	—	—		(0.05)	—		—	—	—	—	(0.05)	—	—
Total distributions	—	(0.04)	—		(0.20)	—		—	—	—	—	(0.13)	—	—
Net asset value, end of year/period	$10.19	$11.11	$9.90		$10.00	$9.46		$10.12	$9.57	$10.49	$9.37	$9.55	$9.03	$9.74
Total return + #	(8.28)%	12.62%	(1.00)%		8.04%	(6.52)%		6.30%	(8.77)%	11.95%	(1.88)%	7.31%	(7.29)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$3,612	$4,030	$5,078		$7,713	$7,918		$6,224	$999	$1,146	$1,284	$1,927	$1,696	$1,969
Ratios of expenses to average net assets:	2.39%	2.31%	1.94%		1.79%	2.05%		2.08%	3.14%	3.06%	2.69%	2.54%	2.80%	2.83%
Ratios of net investment income (loss) to average net assets:	0.55%	(1.48)%	(0.26)%		1.03%	0.00	%(b)	(0.58)%	(0.19)%	(2.29)%	(1.04)%	0.20%	(0.84)%	(1.34)%
Portfolio turnover rate (1)	25%	12%	187%		28%	11%		7%	25%	12%	187%	28%	11%	7%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

(1)	Annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$9.70	$9.55	$9.36	$9.19	$8.68	$8.05
Income (loss) from investment operations:
Net investment income*	0.09	0.06	0.13	0.24	0.23	0.16
Net realized and unrealized gain (loss)	(0.20)	0.32	0.26	0.24	0.49	0.72
Total income (loss) from investment operations	(0.11)	0.38	0.39	0.48	0.72	0.88
Less distributions:
Distributions from net investment income	(0.09)	(0.07)	(0.15)	(0.31)	(0.21)	(0.25)
Distributions from net realized gains	(0.18)	(0.16)	(0.05)	—	—	—
Total distributions	(0.27)	(0.23)	(0.20)	(0.31)	(0.21)	(0.25)
Net asset value, end of year/period	$9.32	$9.70	$9.55	$9.36	$9.19	$8.68
Total return + #	(1.19)%	4.00%	4.23%	5.31%	8.42%	11.20%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$203,232	$195,874	$110,215	$67,276	$36,055	$12,953
Ratios of expenses to average net assets: ^	1.02%	1.82%	1.43%	1.24%	1.44%	1.41%
Ratios of net investment income (loss) to average net assets: ^	1.95%	0.67%	1.41%	2.60%	2.52%	1.90%
Portfolio turnover rate (1)	48%	343%	519%	426%	275%	106%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$9.68	$9.53	$9.33	$9.17	$8.66	$8.03	$9.34	$9.24	$9.08	$8.94	$8.46	$7.86
Income (loss) from investment operations:
Net investment income (loss)*	0.08	0.04	0.11	0.22	0.19	0.14	0.04	(0.03)	0.05	0.15	0.11	0.07
Net realized and unrealized gain (loss)	(0.20)	0.32	0.26	0.22	0.50	0.72	(0.19)	0.30	0.24	0.23	0.49	0.71
Total income (loss) from investment operations	(0.12)	0.36	0.37	0.44	0.69	0.86	(0.15)	0.27	0.29	0.38	0.60	0.78
Less distributions:
Distributions from net investment income	(0.08)	(0.05)	(0.12)	(0.28)	(0.18)	(0.23)	(0.05)	(0.01)	(0.08)	(0.24)	(0.12)	(0.18)
Distributions from net realized gains	(0.18)	(0.16)	(0.05)	—	—	—	(0.18)	(0.16)	(0.05)	—	—	—
Total distributions	(0.26)	(0.21)	(0.17)	(0.28)	(0.18)	(0.23)	(0.23)	(0.17)	(0.13)	(0.24)	(0.12)	(0.18)
Net asset value, end of year/period	$9.30	$9.68	$9.53	$9.33	$9.17	$8.66	$8.96	$9.34	$9.24	$9.08	$8.94	$8.46
Total return + #	(1.32)%	3.77%	4.09%	4.95%	8.10%	10.92%	(1.76)%	2.89%	3.24%	4.34%	7.21%	10.08%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$33,805	$29,040	$17,123	$11,087	$6,265	$3,125	$4,275	$4,518	$3,852	$4,077	$3,145	$2,708
Ratios of expenses to average net assets: ^	1.25%	2.07%	1.68%	1.48%	1.69%	1.66%	2.02%	2.82%	2.43%	2.22%	2.44%	2.41%
Ratios of net investment income (loss) to average net assets: ^	1.70%	0.41%	1.21%	2.36%	2.13%	1.66%	0.96%	(0.37)%	0.53%	1.63%	1.22%	0.93%
Portfolio turnover rate (1)	48%	343%	519%	426%	275%	106%	48%	343%	519%	426%	275%	106%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$32.18	$32.75	$33.88	$34.84	$36.71	$35.74
Income (loss) from investment operations:
Net investment income (loss)*	0.62	(0.28)	(0.21)	(0.13)	0.09	(0.36)
Net realized and unrealized gain (loss)	(0.65)	0.79	0.33	1.02	(0.25)	2.79
Total income (loss) from investment operations	(0.03)	0.51	0.12	0.89	(0.16)	2.43
Less distributions:
Distributions from net investment income	(0.53)	(0.71)	(0.30)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.35)	—
Tax return of capital	—	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)
Total distributions	(0.53)	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)
Net asset value, end of year/period	$31.62	$32.18	$32.75	$33.88	$34.84	$36.71
Total return + #	(0.11)%	1.54%	0.37%	2.61%	(0.45)%	6.92%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$200,178	$219,703	$160,250	$183,319	$201,405	$212,178
Ratios of expenses to average net assets:
After waivers	2.86%	1.90%	1.81%	2.62%	2.16%	2.73%
Dividends/borrowings on short sales	0.43%	0.81%	0.69%	1.24%	1.10%	1.17%
Excluding dividends/borrowings on short sales: ^
Before fee waivers	2.43%	1.09%	1.13%	1.38%	1.06%	1.59%
After fee waivers	2.43%	1.09%	1.13%	1.38%	1.06%	1.56%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	3.92%	(0.84)%	(0.62)%	(0.39)%	0.25%	(1.06)%
After fee waivers	3.92%	(0.84)%	(0.62)%	(0.39)%	0.25%	(1.03)%
Portfolio turnover rate (1)	95%	339%	605%	496%	453%	382%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$30.83	$31.49	$32.71	$33.77	$35.73	$34.90	$23.26	$24.19	$25.60	$27.02	$29.15	$28.94
Income (loss) from investment operations:
Net investment income (loss)*	0.56	(0.44)	(0.30)	(0.21)	0.00 (a)	(0.40)	0.33	(0.55)	(0.43)	(0.36)	(0.21)	(0.55)
Net realized and unrealized gain (loss)	(0.63)	0.86	0.33	1.00	(0.25)	2.69	(0.47)	0.70	0.27	0.79	(0.21)	2.22
Total income (loss) from investment operations	(0.07)	0.42	0.03	0.79	(0.25)	2.29	(0.14)	0.15	(0.16)	0.43	(0.42)	1.67
Less distributions:
Distributions from net investment income	(0.53)	(0.71)	(0.30)	—	—	—	(0.53)	(0.71)	(0.30)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.35)	—	—	—	—	—	(0.35)	—
Tax return of capital	—	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)	—	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)
Total distributions	(0.53)	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)	(0.53)	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)
Net asset value, end of year/period	$30.23	$30.83	$31.49	$32.71	$33.77	$35.73	$22.59	$23.26	$24.19	$25.60	$27.02	$29.15
Total return + #	(0.22)%	1.25%	0.10%	2.39%	(0.72)%	6.64%	(0.59)%	0.54%	(0.63)%	1.63%	(1.48)%	5.82%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$32,601	$33,155	$33,157	$42,052	$42,980	$41,186	$17,355	$19,311	$23,171	$33,913	$34,664	$34,601
Ratios of expenses to average net assets:
After waivers	3.11%	2.16%	2.06%	2.87%	2.41%	2.93%	3.85%	2.93%	2.81%	3.62%	3.16%	3.68%
Dividends/borrowings on short sales	0.43%	0.81%	0.68%	1.24%	1.10%	1.12%	0.43%	0.81%	0.68%	1.23%	1.10%	1.12%
Excluding dividends/borrowings on short sales: ^
Before fee waivers	2.68%	1.35%	1.38%	1.63%	1.31%	1.83%	3.42%	2.12%	2.12%	2.39%	2.06%	2.58%
After fee waivers	2.68%	1.35%	1.38%	1.63%	1.31%	1.81%	3.42%	2.12%	2.12%	2.39%	2.06%	2.56%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	3.67%	(1.39)%	(0.94)%	(0.63)%	0.01%	(1.14)%	2.92%	(2.28)%	(1.74)%	(1.38)%	(0.73)%	(1.89)%
After fee waivers	3.67%	(1.39)%	(0.94)%	(0.63)%	0.01%	(1.11)%	2.92%	(2.28)%	(1.74)%	(1.38)%	(0.73)%	(1.86)%
Portfolio turnover rate (1)	95%	339%	605%	496%	453%	382%	95%	339%	605%	496%	453%	382%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value, beginning of year/period	$21.36	$17.34	$18.68	$15.35	$15.66	$18.31
Income (loss) from investment operations:
Net investment income (loss) *	0.08	(0.02)	0.11	0.30	0.28	0.13
Net realized and unrealized gain (loss) !	(3.54)	5.52	(0.14)	3.32	(0.35)	0.40
Total income (loss) from investment operations	(3.46)	5.50	(0.03)	3.62	(0.07)	0.53
Less distributions:
Distributions from net investment income	—	—	(0.31)	(0.29)	(0.12)	(0.36)
Distributions from net realized gains	(1.29)	(1.48)	(1.00)	—	(0.12)	(2.82)
Total distributions	(1.29)	(1.48)	(1.31)	(0.29)	(0.24)	(3.18)
Net asset value, end of year/period	$16.61	$21.36	$17.34	$18.68	$15.35	$15.66
Total return + #	(17.09)%	32.81%	(0.02)%	24.16%	(0.48)%	3.63%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$78,829	$91,553	$53,647	$42,865	$43,163	$34,256
Ratios of expenses to average net assets: ^	1.02%	1.37%	1.66%	1.15%	1.10%	1.17%
Ratios of net investment income (loss) to average net assets: ^	0.85%	(0.08)%	0.63%	1.81%	1.82%	0.79%
Portfolio turnover rate (1)	35%	59%	125%	63%	74%	101%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2022	2021	2020	2019	2018	2017	April 30, 2022	2021	2020	2019	2018	2017
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$21.48	$17.47	$18.81	$15.46	$15.78	$18.35	$19.78	$16.30	$17.69	$14.54	$14.88	$17.55
Income (loss) from investment operations:
Net investment income (loss) *	0.05	(0.07)	0.06	0.26	0.24	0.10	(0.01)	(0.20)	(0.06)	0.13	0.12	(0.02)
Net realized and unrealized gain (loss) !	(3.55)	5.56	(0.13)	3.35	(0.35)	0.41	(3.26)	5.16	(0.14)	3.17	(0.34)	0.38
Total income (loss) from investment operations	(3.50)	5.49	(0.07)	3.61	(0.11)	0.51	(3.27)	4.96	(0.20)	3.30	(0.22)	0.36
Less distributions:
Distributions from net investment income	—	—	(0.27)	(0.26)	(0.09)	(0.26)	—	—	(0.19)	(0.15)	—	(0.21)
Distributions from net realized gains	(1.29)	(1.48)	(1.00)	—	(0.12)	(2.82)	(1.29)	(1.48)	(1.00)	—	(0.12)	(2.82)
Total distributions	(1.29)	(1.48)	(1.27)	(0.26)	(0.21)	(3.08)	(1.29)	(1.48)	(1.19)	(0.15)	(0.12)	(3.03)
Net asset value, end of year/period	$16.69	$21.48	$17.47	$18.81	$15.46	$15.78	$15.22	$19.78	$16.30	$17.69	$14.54	$14.88
Total return + #	(17.18)%	32.48%	(0.28)%	23.81%	(0.74)%	3.44%	(17.51)%	31.50%	(1.08)%	22.97%	(1.50)%	2.61%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$12,366	$15,112	$11,196	$9,161	$8,444	$6,002	$3,729	$4,736	$2,998	$2,812	$2,308	$2,448
Ratios of expenses to average net assets: ^	1.27%	1.62%	1.91%	1.40%	1.35%	1.42%	2.03%	2.37%	2.66%	2.15%	2.10%	2.17%
Ratios of net investment income (loss) to average net assets: ^	0.59%	(0.33)%	0.36%	1.56%	1.57%	0.60%	(0.17)%	(1.07)%	(0.36)%	0.79%	0.85%	(0.11)%
Portfolio turnover rate (1)	35%	59%	125%	63%	74%	101%	35%	59%	125%	63%	74%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open -end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Funds may invest in portfolios of open-end, closed-end investment companies and Exchange Traded Funds (“ETFs”) (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by a Fund will not change.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2022 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$23,368,194	$—	$23,368,194
Corporate Bonds *	—	21,781,946	—	21,781,946
Municipal Bonds	—	4,051,436	—	4,051,436
Non U.S. Government & Agencies	—	1,016,605	—	1,016,605
Term Loans *	—	6,113,109	—	6,113,109
U.S. Government & Agencies	—	13,285,066	—	13,285,066
Collateral for Securities Loaned	—	1,712,005	—	1,712,005
Total	$—	$71,328,361	$—	$71,328,361

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$382,785	$294,704	$—	$677,489
Exchange Traded Funds	4,312,000	—	—	4,312,000
Asset Backed Securities	—	19,600,115	—	19,600,115
Corporate Bonds *	—	16,142,724	—	16,142,724
Term Loans *	—	155,548,986	—	155,548,986
Rights	—	14,135	—	14,135
Warrants	—	283,195	—	283,195
Short-Term Investment	6,546,342	—	—	6,546,342
Collateral for Securities Loaned	—	5,170,455	—	5,170,455
Total	$11,241,127	$197,054,314	$—	$208,295,441

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$700,068	$700,068
Corporate Bonds *	—	102,877,797	—	102,877,797
Collateral for Securities Loaned	—	12,614,458	—	12,614,458
Total	$—	$115,492,255	$700,068	$116,192,323

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$77,032	$—	$77,032
Corporate Bonds *	—	36,314,006	—	36,314,006
Non U.S. Government & Agencies	—	15,475,295	—	15,475,295
Collateral for Securities Loaned	—	1,931,628	—	1,931,628
Total Assets	$—	$53,797,961	$—	$53,797,961
Assets - Derivatives
Futures Contracts	$432,701	$—	$—	$432,701
Forward Foreign Currency Exchange Contracts	—	538,845	—	538,845
Total Asset Derivatives	$432,701	$538,845	$—	$971,546
Liabilities - Derivatives
Futures Contracts	$627,462	$—	$—	$627,462
Forward Foreign Currency Exchange Contracts	—	71,970	—	71,970
Total Liability Derivatives	$627,462	$71,970	$—	$699,432

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$146,704,257	$—	$—	$146,704,257
Collateral for Securities Loaned	—	18,818,689	—	18,818,689
Total	$146,704,257	$18,818,689	$—	$165,522,946

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$73,195,308	$—	$—	$73,195,308
Collateral for Securities Loaned	—	23,983,526	—	23,983,526
Total	$73,195,308	$23,983,526	$—	$97,178,834

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$163,986,298	$—	$—	$163,986,298
Collateral for Securities Loaned	—	35,031,728	—	35,031,728
Total	$163,986,298	$35,031,728	$—	$199,018,026

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$73,594,866	$—	$—	$73,594,866
Collateral for Securities Loaned	—	15,894,642	—	15,894,642
Total	$73,594,866	$15,894,642	$—	$89,489,508

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Mixed Allocation	$—	$1,275,960	$—	$1,275,960
Total Closed End Fund	—	1,275,960	—	1,275,960
Common Stocks
Apparel & Textile Products	—	559,039	—	559,039
Banking	4,449,467	12,533,496	—	16,982,963
Beverages	—	4,777,125	—	4,777,125
Chemicals	1,195,560	2,223,948	—	3,419,508
Consumer Services	—	1,393,403	—	1,393,403
E-Commerce Discretionary	—	6,766,131	—	6,766,131
Electrical Equipment	—	787,297	—	787,297
Engineering & Construction	—	1,551,672	—	1,551,672
Entertainment Content	—	1,969,155	—	1,969,155
Food	—	1,866,366	—	1,866,366
Gas & Water Utilities	—	1,234,246	—	1,234,246
Health Care Facilities & Services	—	2,103,210	—	2,103,210
Home & Office Products	—	2,340,093	—	2,340,093
Insurance	—	5,960,275	—	5,960,275
Internet Media & Services	—	8,062,128	—	8,062,128
Leisure Facilities & Services	—	4,038,852	—	4,038,852
Machinery	—	843,226	—	843,226
Metals & Mining	—	3,252,011	—	3,252,011
Oil & Gas Producers	678,500	2,041,333	—	2,719,833
Real Estate Owners & Developers	651,583	1,130,760	—	1,782,343
Real Estate Services	—	910,679	—	910,679
Renewable Energy	—	3,187,626	—	3,187,626
Retail - Consumer Staples	2,060,160	—	—	2,060,160
Retail - Discretionary	—	841,847	—	841,847
Semiconductors	2,490,525	11,663,708	—	14,154,233
Specialty Finance	—	3,230,830	—	3,230,830
Technology Hardware	—	8,140,368	—	8,140,368
Technology Services	—	5,437,678	—	5,437,678
Telecommunications	—	3,408,336	—	3,408,336
Transportation & Logistics	—	2,153,758	—	2,153,758
Wholesale - Consumer Staples	—	778,106	—	778,106
Total Common Stocks	11,525,795	105,186,702	—	116,712,497
Warrants
Leisure Facilities & Services	—	24,107	—	24,107
Total Warrants	—	24,107	—	24,107
Short-Term Investments	606,146	—	—	606,146
Collateral for Securities Loaned	—	575,338	—	575,338
Total	$11,525,795	$107,062,107	$—	$119,194,048

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Apparel & Textile Products	$—	$1,842,442	$—	$1,842,442
Asset Management	—	2,628,957	—	2,628,957
Automotive	440,455	3,643,591	—	4,084,046
Banking	2,106,017	12,104,631	—	14,210,648
Beverages	696,556	470,249	—	1,166,805
Biotech & Pharma	8,286,979	5,681,443	—	13,968,422
Chemicals	22,905	7,576,463	—	7,599,368
Commercial Support Services	61,344	1,429,578	—	1,490,922
Construction Materials	313,007	305,207	—	618,214
Diversified Industrials	—	1,409,934	—	1,409,934
Electric Utilities	—	1,110,257	—	1,110,257
Electrical Equipment	972,209	2,500,938	—	3,473,147
Engineering & Construction	—	1	—	1
Food	—	511,732	—	511,732
Forestry, Paper & Wood Products	—	293,184	—	293,184
Health Care Facilities & Services	509,232	981,508	—	1,490,740
Home & Office Products	—	4	—	4
Household Products	1,323,360	1,369	—	1,324,729
Institutional Financial Services	—	1,878,516	—	1,878,516
Insurance	764,435	12,514,537	—	13,278,972
Machinery	—	2,668,163	—	2,668,163
Medical Equipment & Devices	—	709,784	—	709,784
Metals & Mining	4,125,963	6,304,267	—	10,430,230
Oil & Gas Producers	13,194,484	10,960,763	—	24,155,247
Oil & Gas Services & Equipment	—	620,148	—	620,148
Real Estate Owners & Developers	—	25,382	—	25,382
Retail - Consumer Staples	785,374	932,692	—	1,718,066
Retail - Discretionary	892,584	—	—	892,584
Semiconductors	2,722,171	7,438,075	—	10,160,246
Software	2,020,501	804,783	—	2,825,284
Specialty Finance	244,097	1,613,702	—	1,857,799
Steel	—	3,579,656	—	3,579,656
Technology Hardware	1,288,607	6,728,861	—	8,017,468
Technology Services	1,860,143	2,593,858	—	4,454,001
Telecommunications	748,375	4,085,543	—	4,833,918
Tobacco & Cannabis	1,934,832	318,148	—	2,252,980
Transportation & Logistics	60,302	1,487,902	—	1,548,204
Transportation Equipment	—	55,756	—	55,756
Wholesale - Consumer Staples	—	322,051	—	322,051
Wholesale - Discretionary	—	779,717	—	779,717
Total Common Stocks	45,373,932	108,913,792	—	154,287,724
Exchange-Traded Funds	1,759,226	—	—	1,759,226
Collateral for Securities Loaned	—	20,016,338	—	20,016,338
Total	$47,133,158	$128,930,130	$—	$176,063,288

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$9,684,778	$—	$—	$9,684,778
U.S. Government & Agencies	—	10,774,311	—	10,774,311
Short-Term Investments	1,539,480	—	—	1,539,480
Collateral for Securities Loaned	—	5,238,873	—	5,238,873
Purchased Options	571,033	—	—	571,033
Total Assets	$11,795,291	$16,013,184	$—	$27,808,475
Assets - Derivatives
Futures Contracts	$132,491	$—	$—	$132,491
Total Asset Derivatives	$132,491	$—	$—	$132,491
Liabilities - Derivatives
Futures Contracts	$366,887	$—	$—	$366,887
Written Options	84,525	—	—	84,525
Total Liability Derivatives	$451,412	$—	$—	$451,412

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$5,700	$5,700
Preferred Stocks *	—	4,476,929	2,030,000	6,506,929
Corporate Bonds *	—	90,808,211	—	90,808,211
Term Loans *	—	5,471,622	—	5,471,622
U.S. Government & Agencies	—	113,445,253	—	113,445,253
Short-Term Investment	29,077,685	—	—	29,077,685
Collateral for Securities Loaned	—	6,001,785	—	6,001,785
Total Assets	$29,077,685	$220,203,800	$2,035,700	$251,317,185
Assets - Derivatives
Futures Contracts	$3,478,242	$—	$—	$3,478,242
Swap Contracts	—	1,398,161	—	1,398,161
Total Asset Derivatives	$3,478,242	$1,398,161	$—	$4,876,403
Liabilities - Derivatives
Swap Contracts	$—	$441,552	$—	$441,552
Total Liability Derivatives	$—	$441,552	$—	$441,552

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2022 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$14,072,057	$14,072,057
Common Stocks *	200,079,159	—	61,768	200,140,927
Rights	—	—	38,300	38,300
Purchased Put Options	69,660	—	—	69,660
Collateral for Securities Loaned	—	12,395,269	—	12,395,269
Total Assets	$200,148,819	$12,395,269	$14,172,125	$226,716,213
Liabilities-Derivatives
Written Options	$—	$60,325	$—	$60,325
Total Liability Derivatives	$—	$60,325	$—	$60,325
Liabilities
Securities Sold Short	$50,363,792	$—	$—	$50,363,792
Total Liabilities	$50,363,792	$—	$—	$50,363,792
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$892,333	$—	$892,333
Total Asset Derivatives	$—	$892,333	$—	$892,333
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$32,573	$—	$32,573
Written Options	—	60,325	—	60,325
Total Asset Derivatives	$—	$92,898	$—	$92,898

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$26,328,937	$—	$—	$26,328,937
REITs *	68,029,393	—	—	68,029,393
Collateral for Securities Loaned	—	17,803,436	—	17,803,436
Total	$94,358,330	$17,803,436	$—	$112,161,766

*	See each Fund’s Schedule of Investments for breakdown by industry.

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

		Beginning						Net	Ending
		balance	Total	Change in				transfers	balance
		October 31,	realized	unrealized		Net		(out) of	April 30,
		2021	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2022
High-Yield Bond	Common Stock	$4,809	$—	$375,027	$320,232	$—	$—	$—	$700,068
	Convertible Bond	402,273	—	—	(402,273)	—	—	—	—
Long/Short Credit	Common Stock	5,700	—	—	—	—	—	—	5,700
	Preferred Stock	2,060,000	—	(30,000)	—	—	—	—	2,030,000
Monthly Distribution	Closed End Fund	7,199,576	—	(1,563,067)	—	8,435,548	—	—	14,072,057
	Common Stock	61,768	—	—	—	—	—	—	61,768

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, and Monthly Distribution are below:

Investments in Securities:
High-Yield Bond

				(Weighted
Common Stock	Fair Value	Valuation Techniques	Unobservable Input	Average)
Hi-Crush	$2,500,244	Prior Transaction Analysis	Value Per Share	$0.26
Total Fair Value Securities	$2,500,244
Long/Short Credit
Common Stock
NII Holdings, Inc.	$5,700	Broker Quote	Indicative Value	$0.57
Preferred Stock
UIRC-GSA International, LLC	2,030,000	Broker Quote	Indicative Value	$1,023
Total Fair Value Securities	$2,035,700

Monthly Distribution
Closed End Fund
Altaba, Inc.	$14,072,057	Broker Quote	Indicative Value	$5.70 - $6.50
Common Stock
NII Holdings, Inc.	61,768	Broker Quote	Indicative Value	$0.30
Rights
Zogenix, Inc. CVR	38,300	Broker Quote	Indicative Value	$0.75
Total Fair Value Securities	$14,172,125

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution may enter into interest rate, index, total return, and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

g. Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

h. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

i. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

j. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2022:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2022:

Asset Derivatives Investment Value
	Equity	Currency	Interest Rate	Total at
	Contracts	Contracts	Contracts	April 30, 2022
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$538,845	$—	$538,845
Futures Contracts	—	—	432,701	432,701
Dynamic Macro
Futures Contracts	$82,751	$—	$49,741	$132,492
Purchased Options	3,345	—	567,688	571,033
Long/Short Credit
Credit Default Swap Contracts	$1,398,161	$—	$—	$1,398,161
Futures Contracts	—	—	3,478,242	3,478,242
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$892,333	$—	$892,333
Purchased Options	69,660	—	—	—

Liability Derivatives Investment Value
	Equity	Currency	Interest Rate	Total at
	Contracts	Contracts	Contracts	April 30, 2022
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$71,970	$—	$71,970
Futures Contracts	—	—	627,462	627,462
Dynamic Macro
Futures Contracts	$161,041	$—	$205,847	$366,888
Written Options	84,525	—	—	84,525
Long/Short Credit
Credit Default Swap Contracts	$441,552	$—	$—	$441,552
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$32,573	$—	$32,573
Written Options	60,325	—	—	60,325

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2022.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2022:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total at April
Derivative Investment type	Contracts	Contracts	Contracts	30,2022
International Opportunity Bond
Futures Contracts	$—	$—	$(71,346)	$(71,346)
Swap Contracts	—	—	—	—
Forward Foreign Currency Exchange Contracts	—	1,619,259	—	1,619,259
Dynamic Macro
Futures Contracts	$(728,356)	$—	$(500,813)	$(1,229,169)
Purchased Options	(142,819)	—	(369,302)	(512,121)
Written Options	194,161	—	—	194,161
Long/Short Credit
Futures Contracts	$—	$—	$2,341,229	$2,341,229
Swaps Contracts	—	—	(238,522)	(238,522)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$412,897	$—	$412,897
Purchased Options	32,850	—	—	32,850
Written Options	276,211	—	—	276,211

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total at April
Derivative Investment type	Contracts	Contracts	Contracts	30, 2022
International Opportunity Bond
Futures Contracts	$—	$—	$(116,578)	$(116,578)
Forward Foreign Currency Exchange Contracts	—	259,599	—	259,599
Dynamic Macro
Futures Contracts	$(128,608)	$—	$55,718	$(72,890)
Purchased Options	12,079	—	(333,406)	(321,327)
Written Options	(33,801)	—	—	(33,801)
Long/Short Credit
Futures Contracts	$—	$—	$3,086,022	$3,086,022
Swaps Contracts	—	—	932,837	932,837
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$932,549	$—	$932,549
Purchased Options	44,247	—	—	44,247
Written Options	209,622	—	—	209,622

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

The average notional value of the derivative instruments for the six months ended April 30, 2022 is disclosed below:

	Average Notional Value
	Long	Short	Purchased		Written	Long	Short
	Futures	Futures	Options		Options	Swaps	Swaps
International Opportunity Bond	$17,154,363	$5,583,014	$—		$—	$—	$—
Dynamic Macro	18,717,375	3,070,500	15,232,264		2,191,670	—	—
Long/Short Credit	—	42,084,258	—		—	96,000,000	23,500,000
Monthly Distribution	—	—	1,027,786	*	6,683,589	—	—

*	Averaged over Quarter 2 when the Fund had derivative exposure.

k. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2022.

International Opportunity Bond
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of Assets
		Amounts of	Statements of	Presented in the
		Recognized	Assets &	Statements of Assets	Financial	Cash Collateral
Description	Counterparty	Assets	Liabilities	& Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$316,829	$—	$316,829	$(6,119)	$—	$310,710
	Capston Global Markets	20,180	—	20,180	(16,702)	—	3,478
	JP Morgan Chase	201,836	—	201,836	(49,149)	—	152,687
Total		$538,845	$—	$538,845	$(71,970)	$—	$466,875

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented in
		Recognized	Assets &	the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(6,119)	$—	$(6,119)	$6,119	$—	$—
	Capston Global Markets	$(16,702)	—	(16,702)	16,702	—	—
	JP Morgan Chase	(49,149)	—	(49,149)	49,149	—	—
Total		$(71,970)	$—	$(71,970)	$71,970	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

Dynamic Macro
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
				Net Amounts of Assets
		Gross Amounts	Gross Amounts Offset	Presented in the
		of Recognized	in the Statements of	Statements of Assets &	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
Purchased Options	Goldman Sachs	571,033	—	571,033	(84,525)	—	486,508
Total		$571,033	$—	$571,033	$(84,525)	$—	$486,508

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
				Net Amounts of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented in
		of Recognized	in the Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Written Options	Goldman Sachs	(84,525)	—	(84,525)	84,525	—	—
Total		$(84,525)	$—	$(84,525)	$84,525	$—	$—

Long/Short Credit

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$3,478,242	$—	$3,478,242	$—	$—	$3,478,242
Credit Default Swaps	Barclays	69,095	—	69,095	(22,315)	—	46,780
Credit Default Swaps	HSBC	1,086,428	—	1,086,428	(79,152)	—	1,007,276
Credit Default Swaps	US Bank	41,541	—	41,541	—	—	41,541
Credit Default Swaps	Goldman Sachs	19,689	—	19,689	(3,280)	—	16,409
Credit Default Swaps	JP Morgan	181,408	—	181,408	(181,408)	—	—
Total		$4,876,403	$—	$4,876,403	$(286,155)	$—	$4,590,248

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Credit Default Swaps	Barclays	$(22,315)	$—	$(22,315)	$22,315	$—	$—
Credit Default Swaps	HSBC	(79,152)	—	(79,152)	79,152	—	—
Credit Default Swaps	Goldman Sachs	(3,280)	—	(3,280)	3,280	—	—
Credit Default Swaps	JP Morgan	(336,805)	—	(336,805)	181,408	—	(155,397)
Total		$(441,552)	$—	$(441,552)	$286,155	$—	$(155,397)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

Monthly Distribution Fund
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$892,333	$—	$892,333	$(32,573)	$—	$859,760
Purchased Options	US Bank	69,660	—	69,660	—	—	69,660
Total		$961,993	$—	$961,993	$(32,573)	$—	$929,420

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$(32,573)	$—	$(32,573)	$32,573	$—	$—
Written Options	US Bank	(60,325)	—	(60,325)	—	—	(60,325)
Total		$(92,898)	$—	$(92,898)	$32,573	$—	$(60,325)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

l. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond	Futures	Barclays	$404,261
Dynamic Macro	Futures	Goldman Sachs	195,680
Long/Short Credit	Swaps	HSBC	1,530,654
	Swaps	JP Morgan	270,000
	Swaps	Barclays	750,000
	Futures	HSBC	1,040,000
Monthly Distribution	Securities Sold Short	JP Morgan	12,556,243

m. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

n. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

o. Foreign Capital Gains Taxes – Foreign Capital Gains taxes are generally based on either income or gains earned or repatriated cash. Foreign Capital Gains tax is provided in accordance with the Funds’ understanding of applicable country’s tax using a tax service in that country. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Trust is monitoring and recording accrued foreign capital gains tax on appreciated securities of $375,343 as of April 30, 2022, on International Stock as shown on the Statement of Assets and Liabilities. For the six months ended April 30, 2022, International Stock recorded net change in unrealized depreciation on Accrued Foreign Capital Gains Tax on Appreciated Securities of $252,853 as shown on the Statement of Operations.

p. Foreign Tax Reclaims – The Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

q. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

r. LIBOR Risk – The Funds may invest in securities and other instruments whose interest payments are determined by references to a market reference rate such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”).

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates after publication on June 30, 2023, with the one week and two months USD LIBOR rates to cease after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

s. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

t. Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less -developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

u. Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

v. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2019 to 2021 and expected to be taken in tax year 2022 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

w. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

x. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

y. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

			Sub-Adviser’s
	Management Fee	Adviser’s Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. Floating Rate Bond and Monthly Distribution, which are in the initial year of new Fulcrum Fee arrangements, are calculating Performance Fees based on the inception dates as of October 1, 2021 and April 1, 2021, respectively.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub -Adviser only be paid out the monthly Minimum Fee during the first year, the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	Newfleet Asset Management, LLC	Bloomberg Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond *	PineBridge Investments LLC	S&P/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Stone Harbor Investment Partners LP	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Newton Investment Management North America, LLC	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution **	Grantham, Mayo, Van Otterloo & Co., LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective October 1, 2021 PineBridge Investments, LLC replaced Newfleet Asset Management, LLC as the Sub-Adviser to Floating Rate Bond. Newfleet Asset Management, LLC had a Base Fee of 0.28%, a Minimum Fee of 0.10%, and a Maximum Fee of 0.46%.

**	Effective April 1, 2021 Grantham, Mayo, Van Otterloo & Co., LLC replaced Weiss Multi-Strategy Advisers, LLC as the Sub-Adviser to Monthly Distribution. Weiss Multi-Strategy Advisers, LLC had a Base Fee of 0.60%, a Minimum Fee of 0.22% and a Maximum Fee of 0.98%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $201,600.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

		12b-1 and Shareholder Service Fees
	Distributor Sales Charges	Paid to the Distributor
Fund	Class A	Class A	Class C
Corporate/Government Bond	$506	$9,542	$4,039
Floating Rate Bond	325	23,766	6,260
High-Yield Bond	5,219	12,856	4,695
International Opportunity Bond	2	9,396	2,363
Large Cap Value	46,634	25,534	6,978
Small Cap Value	7,024	12,120	4,386
Focused Large Cap Growth	43,150	27,190	9,313
Small Cap Growth	23,680	11,167	3,799
Emerging Markets Stock	2,245	22,150	5,646
International Stock	2,173	27,060	8,854
Dynamic Macro	86	3,963	921
Long/Short Credit	5,057	23,959	7,422
Monthly Distribution	5,749	27,490	17,552
Real Estate Stock	9,767	13,190	4,026

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $107,500 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2022, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the six months ended April 30, 2022, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $0, and Small Cap Value - $0.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2022 were as follows:

		Sale Proceeds
	Purchases (excluding	(excluding U.S.	Purchases of U.S.	Proceeds of U.S.
	U.S. Government	Government	Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$15,553,027	$16,406,184	$1,706,610	$4,675,531
Floating Rate Bond	58,050,442	50,456,389	—	—
High-Yield Bond	22,843,006	23,625,808	—	—
International Opportunity Bond	17,577,805	23,163,363	—	—
Large Cap Value	18,608,461	7,507,809	—	—
Small Cap Value	26,685,726	36,940,949	—	—
Focused Large Cap Growth	31,841,809	4,969,707	—	—
Small Cap Growth	56,537,958	35,070,690	—	—
Emerging Markets Stock	51,286,152	33,085,682	—	—
International Stock	88,269,497	70,732,964	—	—
Dynamic Macro	3,485,590	2,343,629	—	—
Long/Short Credit	65,226,484	62,100,657	89,087,926	82,528,576
Monthly Distribution	312,191,180	211,330,078	—	—
Real Estate Stock	37,921,647	35,531,092	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2022, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$77,446,190	$127,665	$(6,245,495)	$(6,117,830)
Floating Rate Bond	211,932,892	515,007	(4,152,458)	(3,637,451)
High-Yield Bond	123,717,145	758,279	(8,283,101)	(7,524,822)
International Opportunity Bond	62,462,012	1,068,933	(9,460,869)	(8,391,936)
Large Cap Value	124,409,684	43,813,372	(2,700,110)	41,113,262
Small Cap Value	89,728,202	12,265,196	(4,814,564)	7,450,632
Focused Large Cap Growth	146,147,266	64,913,306	(12,042,546)	52,870,760
Small Cap Growth	97,885,169	8,542,534	(16,938,195)	(8,395,661)
Emerging Markets Stock	121,724,274	12,654,603	(15,790,975)	(3,136,372)
International Stock	179,253,836	16,664,740	(19,855,288)	(3,190,548)
Dynamic Macro	25,508,279	3,259,454	(1,089,363)	2,170,091
Long/Short Credit	258,530,398	152,237	(7,365,450)	(7,213,213)
Monthly Distribution	191,293,586	6,111,678	(21,052,843)	(14,941,165)
Real Estate Stock	99,609,249	18,870,507	(6,317,990)	12,552,517

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2022 and the year ended October 31, 2021, respectively:

For the six months ended April 30, 2022:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	603,938	41,406	(1,461,993)	(816,649)	61,645	4,043	(186,006)	(120,318)
Floating Rate Bond	2,715,278	388,394	(2,339,509)	764,163	425,421	46,209	(335,069)	136,561
High-Yield Bond	855,375	242,966	(1,551,337)	(452,996)	150,486	28,997	(147,297)	32,186
International Opportunity Bond	712,222	157,360	(1,813,521)	(943,939)	97,071	21,745	(251,459)	(132,643)
Large Cap Value	988,057	446,602	(1,021,523)	413,136	266,819	80,548	(380,025)	(32,658)
Small Cap Value	570,040	466,893	989,453	2,026,386	61,526	79,784	(230,418)	(89,108)
Focused Large Cap Growth	1,150,932	298,895	(277,543)	1,172,284	186,140	72,695	(212,119)	46,716
Small Cap Growth	1,622,274	469,520	(302,644)	1,789,150	261,308	157,070	(342,008)	76,370
Emerging Markets Stock	1,533,909	598,986	(602,697)	1,530,198	223,718	116,719	(102,387)	238,050
International Stock	1,132,350	1,112,978	(1,048,693)	1,196,635	169,216	200,446	(190,027)	179,635
Dynamic Macro	202,576	—	(239,719)	(37,143)	34,001	—	(42,049)	(8,048)
Long/Short Credit	4,222,487	565,326	(3,167,717)	1,620,096	1,190,683	79,546	(634,145)	636,084
Monthly Distribution	720,858	109,866	(1,326,209)	(495,485)	82,204	17,063	(96,217)	3,050
Real Estate Stock	805,827	276,975	(622,847)	459,955	106,647	42,937	(112,097)	37,487

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	59,381	816	(27,347)	32,850
Floating Rate Bond	83,287	11,618	(77,915)	16,990
High-Yield Bond	21,274	8,760	(35,007)	(4,973)
International Opportunity Bond	12,178	3,118	(21,476)	(6,180)
Large Cap Value	21,212	16,659	(27,523)	10,348
Small Cap Value	16,622	25,308	21,420	63,350
Focused Large Cap Growth	29,839	30,182	(57,311)	2,710
Small Cap Growth	28,458	59,612	(24,774)	63,296
Emerging Markets Stock	19,026	18,531	(17,855)	19,702
International Stock	21,814	45,942	29,544	97,300
Dynamic Macro	3,937	—	(8,896)	(4,959)
Long/Short Credit	44,628	10,818	(61,790)	(6,344)
Monthly Distribution	22,447	15,423	99,881	137,751
Real Estate Stock	15,411	17,077	(26,905)	5,583

For the year ended October 31, 2021:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	2,571,070	76,601	(1,438,091)	1,209,580	300,737	7,657	(230,635)	77,759
Floating Rate Bond	5,351,926	568,208	(2,302,539)	3,617,595	658,582	70,313	(522,843)	206,052
High-Yield Bond	3,209,083	417,822	(2,063,754)	1,563,151	486,892	51,404	(450,739)	87,557
International Opportunity Bond	3,137,730	150,297	(1,054,346)	2,233,681	493,131	20,931	(253,857)	260,205
Large Cap Value	2,073,516	57,194	(929,585)	1,201,125	474,985	9,622	(344,911)	139,696
Small Cap Value	1,219,879	33,238	(921,729)	331,388	207,777	5,343	(279,909)	(66,789)
Focused Large Cap Growth	1,121,718	71,719	(854,301)	339,136	247,268	21,228	(346,540)	(78,044)
Small Cap Growth	802,528	264,776	(781,005)	286,299	412,070	96,686	(353,188)	155,568
Emerging Markets Stock	2,092,748	6,610	(627,775)	1,471,583	382,656	—	(195,128)	187,528
International Stock	2,221,567	51,395	(1,426,685)	846,277	292,871	8,406	(409,741)	(108,464)
Dynamic Macro	444,180	12,928	(948,346)	(491,238)	96,728	1,231	(248,391)	(150,432)
Long/Short Credit	10,900,459	337,097	(2,587,285)	8,650,271	1,611,447	43,938	(451,389)	1,203,996
Monthly Distribution	2,632,603	179,526	(879,031)	1,933,098	267,118	30,920	(275,516)	22,522
Real Estate Stock	1,461,477	254,742	(523,737)	1,192,482	212,275	50,131	(199,730)	62,676

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	50,783	1,367	(66,271)	(14,121)
Floating Rate Bond	93,059	18,350	(142,503)	(31,094)
High-Yield Bond	65,582	15,875	(98,540)	(17,083)
International Opportunity Bond	43,835	2,642	(32,355)	14,122
Large Cap Value	40,306	898	(91,267)	(50,063)
Small Cap Value	37,233	396	(65,054)	(27,425)
Focused Large Cap Growth	62,773	7,708	(58,166)	12,315
Small Cap Growth	40,462	36,644	(46,900)	30,206
Emerging Markets Stock	35,011	—	(47,386)	(12,375)
International Stock	35,002	166	(72,293)	(37,125)
Dynamic Macro	12,245	—	(39,975)	(27,730)
Long/Short Credit	187,707	7,336	(128,490)	66,553
Monthly Distribution	77,973	32,470	(237,893)	(127,450)
Real Estate Stock	80,019	15,851	(40,378)	55,492

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2021 and October 31, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2021	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,245,650	$—	$—	$1,245,650
Floating Rate Bond **	6,071,064	—	—	6,071,064
High-Yield Bond **	4,596,419	—	—	4,596,419
International Opportunity Bond	1,625,612	—	—	1,625,612
Large Cap Value	1,058,479	—	—	1,058,479
Small Cap Value	567,981	—	—	567,981
Focused Large Cap Growth	—	3,869,872	—	3,869,872
Small Cap Growth	4,242,651	5,463,358	—	9,706,009
Emerging Markets Stock *	451,197	—	—	451,197
International Stock *	1,683,689	70,762	—	1,754,451
Dynamic Macro	148,493	—	19	148,512
Long/Short Credit **	3,870,741	—	—	3,870,741
Monthly Distribution **	5,009,573	—	3,079,712	8,089,285
Real Estate Stock	—	6,116,623	—	6,116,623

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2020	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,137,278	$—	$—	$1,137,278
Floating Rate Bond **	6,315,171	—	—	6,315,171
High-Yield Bond **	4,586,673	—	—	4,586,673
International Opportunity Bond	598,123	—	329,450	927,573
Large Cap Value	933,518	1,931,134	—	2,864,652
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	3,668,052	—	3,668,052
Small Cap Growth	116,998	825,002	—	942,000
Emerging Markets Stock *	834,088	—	—	834,088
International Stock *	3,234,865	—	—	3,234,865
Dynamic Macro	—	—	—	—
Long/Short Credit **	1,890,160	—	—	1,890,160
Monthly Distribution **	2,397,356	—	6,523,968	8,921,324
Real Estate Stock	1,519,797	2,213,358	—	3,733,155

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $608,514 and $325,296 for fiscal year ended October 31, 2021 for the International Stock Fund and Emerging Markets Fund respectively, and $449,736 and $203,526 for fiscal year ended October 31, 2020 for the International Stock Fund and Emerging Markets Fund respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

As of each of the Fund’s tax year-ended October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$22,284	$—	$—	$(980,886)	$(326)	$659,538	$(299,390)
Floating Rate Bond	194,389	—	—	(13,962,610)	(3,490)	(14,063)	(13,785,774)
High-Yield Bond	59,457	—	—	(6,360,309)	(3,711)	2,665,326	(3,639,237)
International Opportunity Bond	203,439	22,444	—	—	(292)	(311,437)	(85,846)
Large Cap Value	3,738,840	6,477,839	—	—	—	50,916,276	61,132,955
Small Cap Value	8,171,394	1,402,043	—	—	—	15,599,879	25,173,316
Focused Large Cap Growth	—	16,249,986	(1,647,968)	—	—	122,639,095	137,241,113
Small Cap Growth	7,210,683	6,672,130	—	—	—	22,790,071	36,672,884
Emerging Markets Stock	10,107,233	1,730,171	—	—	—	18,688,707	30,526,111
International Stock	15,655,728	9,039,564	—	—	—	28,148,885	52,844,177
Dynamic Macro	—	—	(356,095)	(718,468)	—	3,794,597	2,720,034
Long/Short Credit	3,189,931	1,068,737	—	—	(8,461)	1,642,233	5,892,440
Monthly Distribution	—	—	(2,233,086)	—	(30,038)	(7,488,051)	(9,751,175)
Real Estate Stock	4,783,677	1,780,450	—	—	—	22,976,757	29,540,884

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures contracts, and adjustments for partnerships, perpetual bonds, debt modification, defaulted income bonds, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,647,968
Small Cap Growth	—
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	356,095
Long/Short Credit	—
Monthly Distribution	2,233,086
Real Estate Stock	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

At October 31, 2021, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$879,180	$101,706	$980,886	$542,713
Floating Rate Bond	1,334,043	12,628,567	13,962,610	—
High-Yield Bond	2,089,999	4,270,310	6,360,309	2,581,608
International Opportunity Bond	—	—	—	442,099
Large Cap Value	—	—	—	35,068
Small Cap Value	—	—	—	5,861,913
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	—	—	—	243,844
International Stock	—	—	—	—
Dynamic Macro	718,468	—	718,468	1,814,183
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	—
Real Estate Stock	—	—	—	—

During the fiscal year ended October 31, 2021, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses, fund distributions, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2021 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	763,668	(763,668)
Small Cap Value	279,408	(279,408)
Focused Large Cap Growth	918,433	(918,433)
Small Cap Growth	2,278,035	(2,278,035)
Emerging Markets Stock	440,108	(440,108)
International Stock	2,126,067	(2,126,067)
Dynamic Macro	(40,134)	40,134
Long/Short Credit	201,340	(201,340)
Monthly Distribution	—	—
Real Estate Stock	584,684	(584,684)

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average borrowings	Average
Fund	outstanding	borrowings rate
Corporate/Government Bond	$839,912	3.00%
Floating Rate Bond	3,257,050	2.75%
International Opportunity Bond	3,138,000	3.00%
Large Cap Value	6,710,500	3.00%
Small Cap Value	1,461,273	2.77%
Small Cap Growth	1,188,667	2.75%
Emerging Markets Stock	743,429	2.75%
International Stock	485,739	2.80%
Monthly Distribution	1,971,750	2.75%
Real Estate Stock	816,792	2.84%

The interest expense for all the Funds listed above is immaterial.

As of April 30, 2022, Corporate/Government and International Stock had outstanding borrowings of $148,000 and $13,000, respectively, on the Uncommitted Line. Funds not listed above did not access the line of credit during the six months ended April 30, 2022.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

As of April 30, 2022 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

	Market Value of Loaned	Market Value of
Fund	Securities	Collateral
Corporate/Government Bond	$1,666,708	$1,712,005
Floating Rate Bond	5,020,253	5,170,455
High-Yield Bond	12,254,114	12,614,458
International Opportunity Bond (1)	1,872,590	1,931,673
Large Cap Value	18,023,491	18,818,689
Small Cap Value	22,713,135	23,983,526
Focused Large Cap Growth	32,918,729	35,031,728
Small Cap Growth	15,129,768	15,894,642
Emerging Markets Stock (1)	553,598	575,338
International Stock (1)	19,380,217	20,016,338
Dynamic Macro	4,944,824	5,238,873
Long/Short Credit	5,851,506	6,001,785
Monthly Distribution	12,028,895	12,395,269
Real Estate Stock	16,852,200	17,803,436

(1)	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022 (Continued)

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020 -04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the SEC adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ADDITIONAL INFORMATION (Unaudited)

Dunham Funds
15(c) BOARD CONSIDERATIONS

December 13–14, 2021

I.	Background

On December 13–14, 2021, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the approval and/or renewal of the sub-advisory agreements with various sub -advisers for certain series (the “Funds”). The investment advisory agreement and the sub-advisory agreements collectively are referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for approval and/or renewal include:

Fund	Sub-Advisory Agreement
Dunham Corporate/Government Bond Fund	Newfleet Asset Management LLC
Dunham Dynamic Macro Fund	[Newton Investment Management North America, LLC not up for renewal at this time; sub-advisory contract recently approved in June 2021]
Dunham Emerging Markets Stock Fund	NS Partners Ltd.
Dunham Floating Rate Bond Fund	[PineBridge Investments LLC not up for renewal at this time; sub-advisory contract recently approved in September 2021]
Dunham Focused Large Cap Growth Fund	The Ithaka Group LLC
Dunham High Yield Bond Fund	PineBridge Investments LLC
Dunham International Opportunity Bond Fund	Stone Harbor Investment Partners LP
Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
Dunham Large Cap Value Fund	Rothschild & Co. Asset Management U.S. Inc.
Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund)	MetLife Investment Advisors LLC
Dunham Monthly Distribution Fund	[Grantham Mayo Van Otterloo & Co. LLC not up for renewal at this time; sub-advisory contract recently approved in March 2021]
Dunham Real Estate Stock Fund	American Assets Capital Advisers LLC
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Small Cap Value Fund	Ziegler Capital Management LLC

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory Agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

ADDITIONAL INFORMATION (Unaudited) (Continued)

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment advisory agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub -set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2021. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund’s strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser appropriately had reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that, while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board observed that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds, the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser, and the other services that the Adviser provides to the Funds.

The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range in light of the Fund’s atypical other expenses.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

ADDITIONAL INFORMATION (Unaudited) (Continued)

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

III.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval and/or renewal of the sub-advisory agreement, as applicable, between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the average total returns of the Fund’s Peer Group and Morningstar category averages and benchmark index. The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”) has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board noted that the Fund underperformed its Peer Group average and Morningstar category average over the one- and five- -year periods. However, the Fund performed in line with or outperformed the assigned Benchmark Index over the one- and five-year periods, and performed in line with or outperformed the Peer Group average, Morningstar category average, and Benchmark Index over the ten-year period. The Board observed that the Fund’s underperformance could be attributed largely to the higher than average expense ratio of the Fund. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Emerging Markets Stock Fund: The Board noted that NS Partners Ltd. (“NS Partners”) has served as the Fund’s sub-adviser since April 1, 2019 (while the Fund’s inception date is December 10,

ADDITIONAL INFORMATION (Unaudited) (Continued)

2004). The Board noted that the Fund underperformed its Peer Group average and Morningstar category average over the one- and ten -year time periods. The Board observed that the Fund’s underperformance for the one-year period could be attributed largely to region, sector, and individual security allocation. However, the Board considered that the Fund has outperformed its Peer Group average, Morningstar category average, and benchmark index for the period since NS Partners began to manage the Fund. The Board concluded that the services NS Partners provided were satisfactory.

●	Dunham Focused Large Cap Growth Fund: The Board noted that The Ithaka Group, LLC (“Ithaka”) has served as the Fund’s sub-adviser since December 8, 2011 (the inception date of the Fund), and the Fund may hold a maximum of 35 stocks. The Board noted that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the one-year period. However, the Board considered that the Fund has outperformed its Peer Group average, Morningstar category average, and benchmark index for the longer-term time periods. The Board further noted that when the Fund historically has outperformed its Peer Group average, Morningstar category average, and benchmark index, it has done so by a significant amount. The Board concluded that the services Ithaka provided were satisfactory.

●	Dunham High Yield Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”) has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board noted that the Fund underperformed its benchmark index over the five-year and ten-year periods and since PineBridge began to manage the Fund and underperformed its Peer Group average and Morningstar category average for the ten-year period. The Board observed that the Fund’s underperformance could be attributed largely to the higher than average expense ratio of the Fund. However, the Board considered the Fund’s performance since PineBridge began to manage the Fund, outperforming its Peer Group average and Morningstar category average during the period. The Board also noted that the Fund performed in line with its Peer Group average, Morningstar category average, and benchmark index for the one-year period. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham International Opportunity Bond Fund: The Board noted that Stone Harbor Investment Partners LP (“Stone Harbor”) has served as the Fund’s sub-adviser since January 1, 2020 (while the Fund’s inception date is November 4, 2013). The Board noted that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the five-year, and since inception periods. The Board observed that the Fund’s underperformance relative to its Morningstar category could be attributed largely to the category including funds with exposure to the U.S. bond market, while the Fund invests solely in foreign bonds. However, the Board considered the Fund’s performance since Stone Harbor began to manage the Fund, noting that the Fund outperformed its Peer Group average, Morningstar category average, and Benchmark Index over the one-year period and underperformed the Peer Group average and Morningstar category average since Stone Harbor began to manage the Fund. The Board concluded that the services Stone Harbor provided were satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant periods. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Large Cap Value Fund: The Board noted that Rothschild & Co. Asset Management U.S. Inc. (“Rothschild”) has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund underperformed its benchmark index over the ten-year period. However, since Rothschild began to manage the Fund, the Fund has performed in line with its benchmark index. Also, the Fund has outperformed its benchmark index and the Morningstar category average over the past year. The Board concluded that the services Rothschild provided were satisfactory.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that MetLife Investment Management, LLC (“MetLife”) has served as the Fund’s sub-adviser since July 1, 2018 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed or was in line with its Peer Group average, the Morningstar category average, and its benchmark index over all time periods, except for underperforming its Morningstar category average over the one-year period. The Board concluded that the services MetLife provided were satisfactory.

●	Dunham Real Estate Stock Fund: The Board noted that American Assets Capital Advisers LLC (“AACA”) has served as the Fund’s sub-adviser since January 1, 2020 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed its Peer Group average, the Morningstar category

ADDITIONAL INFORMATION (Unaudited) (Continued)

average, and its benchmark index over all time periods, aside from the one-year period, during which it underperformed. The Board concluded that the services AACA provided were satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”) has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board noted that the Fund outperformed or performed in line with its Peer Group average, the Morningstar category average, and its benchmark index over the relevant time periods. The Board concluded that the services Pier provided were satisfactory.

●	Dunham Small Cap Value Fund: The Board noted that Ziegler Capital Management LLC (“ZCM”), or a predecessor firm, has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund underperformed its Morningstar category average and benchmark index over the one-year period. However, the Board considered that the Fund outperformed or performed in line with the Peer Group average and Morningstar Category average over all other relevant time periods. The Board concluded that the services ZCM provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub -adviser managed. The Board noted that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. The Board recognized the unique nature of a performance fee, which results in higher fees when a sub-adviser delivers positive results, and how performance fees should be integrated into their analysis. The Board noted information that the Adviser provided regarding the specific benchmark index used to compute each sub-adviser’s performance fee, how performance adjustments are calculated, and why each Fund’s N-share class (as the class with the most assets) is used for performance calculations.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser successfully had negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

IV.	All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the approval and/or continuation of the Advisory Agreements, as applicable, are in the best interests of each Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s
	Annualized	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account	Account	Paid During	Account	Paid During
	Ratio	Value 11/1/21	Value 4/30/22	Period*	Value 4/30/22	Period*
Class N:
Corporate/Government Bond Fund	1.28%	$1,000.00	$921.30	$6.09	$1,018.45	$6.40
Floating Rate Bond Fund	0.99%	$1,000.00	$994.90	$4.88	$1,019.90	$4.94
High-Yield Bond Fund	1.18%	$1,000.00	$933.00	$5.63	$1,018.97	$5.88
International Opportunity Bond Fund	1.28%	$1,000.00	$899.10	$6.00	$1,018.47	$6.38
Large Cap Value Fund	1.28%	$1,000.00	$949.80	$6.18	$1,018.45	$6.40
Small Cap Value Fund	1.60%	$1,000.00	$941.50	$7.71	$1,016.85	$8.01
Focused Large Cap Growth Fund	1.00%	$1,000.00	$693.50	$4.18	$1,019.86	$4.99
Small Cap Growth Fund	1.39%	$1,000.00	$649.20	$5.67	$1,017.91	$6.94
Emerging Markets Stock Fund	1.04%	$1,000.00	$791.90	$4.61	$1,019.65	$5.19
International Stock Fund	1.65%	$1,000.00	$851.50	$7.57	$1,016.61	$8.25
Dynamic Macro Fund	2.14%	$1,000.00	$918.80	$10.20	$1,014.17	$10.70
Long/Short Credit Fund	1.02%	$1,000.00	$988.10	$5.01	$1,019.76	$5.09
Monthly Distribution Fund	2.86%	$1,000.00	$998.90	$14.20	$1,010.59	$14.28
Real Estate Stock Fund	1.02%	$1,000.00	$829.10	$4.64	$1,019.73	$5.12
Class A:
Corporate/Government Bond Fund	1.53%	$1,000.00	$920.70	$7.30	$1,017.19	$7.67
Floating Rate Bond Fund	1.23%	$1,000.00	$993.80	$6.10	$1,018.67	$6.18
High-Yield Bond Fund	1.42%	$1,000.00	$932.50	$6.83	$1,017.73	$7.13
International Opportunity Bond Fund	1.53%	$1,000.00	$899.00	$7.18	$1,017.23	$7.63
Large Cap Value Fund	1.53%	$1,000.00	$948.90	$7.39	$1,017.21	$7.65
Small Cap Value Fund	1.85%	$1,000.00	$940.40	$8.88	$1,015.64	$9.23
Focused Large Cap Growth Fund	1.25%	$1,000.00	$692.70	$5.24	$1,018.60	$6.25
Small Cap Growth Fund	1.73%	$1,000.00	$648.40	$7.07	$1,016.21	$8.65
Emerging Markets Stock Fund	1.29%	$1,000.00	$790.90	$5.71	$1,018.42	$6.43
International Stock Fund	1.90%	$1,000.00	$850.40	$8.72	$1,015.37	$9.50
Dynamic Macro Fund	2.39%	$1,000.00	$917.20	$11.34	$1,012.96	$11.91
Long/Short Credit Fund	1.25%	$1,000.00	$986.80	$6.18	$1,018.58	$6.28
Monthly Distribution Fund	3.11%	$1,000.00	$997.80	$15.39	$1,009.38	$15.48
Real Estate Stock Fund	1.27%	$1,000.00	$828.20	$5.78	$1,018.47	$6.38

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s
	Annualized	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account	Account	Paid During	Account	Paid During
	Ratio	Value 11/1/21	Value 4/30/22	Period*	Value 4/30/22	Period*
Class C:
Corporate/Government Bond Fund	2.03%	$1,000.00	$918.60	$9.67	$1,014.72	$10.15
Floating Rate Bond Fund	1.74%	$1,000.00	$991.30	$8.58	$1,016.18	$8.69
High-Yield Bond Fund	1.93%	$1,000.00	$930.20	$9.22	$1,015.25	$9.62
International Opportunity Bond Fund	2.03%	$1,000.00	$896.20	$9.52	$1,014.75	$10.12
Large Cap Value Fund	2.28%	$1,000.00	$945.20	$11.00	$1,013.49	$11.38
Small Cap Value Fund	2.60%	$1,000.00	$937.10	$12.51	$1,011.88	$12.99
Focused Large Cap Growth Fund	2.00%	$1,000.00	$690.20	$8.39	$1,014.87	$10.00
Small Cap Growth Fund	2.45%	$1,000.00	$645.80	$10.00	$1,012.65	$12.22
Emerging Markets Stock Fund	2.04%	$1,000.00	$788.10	$9.06	$1,014.66	$10.21
International Stock Fund	2.65%	$1,000.00	$847.50	$12.13	$1,011.67	$13.20
Dynamic Macro Fund	3.14%	$1,000.00	$914.10	$14.88	$1,009.25	$15.62
Long/Short Credit Fund	2.02%	$1,000.00	$982.40	$9.95	$1,014.76	$10.11
Monthly Distribution Fund	3.85%	$1,000.00	$994.10	$19.05	$1,005.69	$19.16
Real Estate Stock Fund	2.03%	$1,000.00	$824.90	$9.16	$1,014.75	$10.12

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2022).

ADDITIONAL INFORMATION (Unaudited) (Continued)

LIQUIDITY RISK MANAGEMENT PROGRAM

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Funds have adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing a Fund’s liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of a Fund’s investments, (3) determining a Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with a Fund’s illiquid investment limit, and (5) reporting to the Funds’ Board of Trustees. The Board of Trustees designated the Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in implementing the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2021 through December 31, 2021. The report concluded that the Program remains reasonably designed to assess and manage a Fund’s liquidity risk, and that during the period the Program was implemented effectively.

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-SA22

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2022

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/7/2022